As filed with the U.S. Securities and Exchange Commission on December 20, 2021
Securities Act of 1933 File No. 33‑19229
Investment Company Act of 1940 File No. 811‑05430

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER

THE SECURITIES ACT OF 1933	☒
Post-Effective Amendment No. 163	☒
And/or
REGISTRATION STATEMENT
UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 161	☒
(Check appropriate box or boxes)

SSGA FUNDS
(Exact Name of Registrant as Specified in Charter)

One Iron Street
Boston, Massachusetts 02210
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (617) 664‑1465

Name and Address of Agent for Service:	Copies to:

Sean O’Malley, Esq.	Timothy W. Diggins, Esq.
Senior Vice President and Deputy General Counsel	Ropes & Gray LLP
c/o SSGA Funds Management, Inc.	800 Boylston Street
One Iron Street Boston, Massachusetts 02110	Boston, Massachusetts 02199-3600

Approximate Date of the Proposed Public Offering: As soon as practicable after the effective date of the Registration Statement.
It is proposed that this filing will become effective under Rule 485:

☐	immediately upon filing pursuant to paragraph (b)
☒	on (December 29, 2021) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)
☐	on ( ) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on ( ) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus
December 29, 2021
SSGA Funds
SSGA Domestic Equity Funds
State Street S&P 500 Index Fund: Class N (SVSPX)
SSGA International Equity Funds
State Street Defensive Emerging Markets Equity Fund: Class N (SSEMX)
State Street International Stock Selection Fund: Class N (SSAIX)
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds
State Street S&P 500
Index Fund
Fund Summary
Ticker Symbol: SVSPX

Investment Objective
State Street S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.03%
Distribution and Shareholder Service (12b-1) Fees[1]	0.06%
Other Expenses	0.09%
Total Annual Fund Operating Expenses	0.18%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.02%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.16%
[1]	The Fund has adopted a distribution plan under Rule 12b-1 pursuant to which payments of up to 0.25% of average daily net assets may be made; however, the Fund's Board ofTrustees has determined that payments will not exceed 0.062% of average daily net assets.
[2]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses exceed 0.157% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2022 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees and shall continue until at least December 31, 2022.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$16	$56	$99	$228
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 4% of the average value of its portfolio.
1

SSGA Funds
State Street S&P 500
Index Fund
Fund Summary
Ticker Symbol: SVSPX

Principal Investment Strategies
The Fund uses an index tracking management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large-cap sector of the U.S. equities market. As of October 31, 2021, a significant portion of the Fund comprised companies in the information technology sector, although this may change from time to time.
The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.
Under normal market conditions, the Fund will not invest less than 80% of its total assets in stocks in the Index. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to the foregoing types of investments may be counted toward satisfaction of this 80% policy. The Fund attempts to replicate the investment performance of the S&P 500 and generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, it may not be possible or practicable to purchase all stocks of the S&P 500 in those weightings. When it is not possible or practicable to purchase all stocks of the S&P 500 in those weightings, the Fund may purchase a sample of the stocks listed in the S&P 500 in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive sixty (60) days' notice prior to a change in the 80% investment policy.
In addition to common stocks in the S&P 500, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of mutual funds (including those advised by the Adviser) whose investment objectives and policies are similar to those of the Fund.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
2

SSGA Funds
State Street S&P 500
Index Fund
Fund Summary
Ticker Symbol: SVSPX

Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Indexing Strategy/Index Tracking Risk: The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), the Fund's return may not match the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to replicate the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between the Fund's return and that of the Index.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Large Shareholder Risk: To the extent a large proportion of the shares of the Fund are held by a small number of shareholders (or a single shareholder), including funds or accounts over which the Adviser has investment discretion, the Fund is subject to the risk that these shareholders will purchase or redeem Fund Shares in large amounts rapidly or unexpectedly, including as a result of an asset allocation decision made by the Adviser. These transactions could adversely affect the ability of the Fund to conduct its investment program.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to poten-
3

SSGA Funds
State Street S&P 500
Index Fund
Fund Summary
Ticker Symbol: SVSPX

tial conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Information Technology Sector Risk: Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2020 compared with those of the Index. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 20.58% (Q2, 2020)
Lowest Quarterly Return: -19.44% (Q1, 2020)
*	As of 9/30/2021, the Fund's Calendar Year-To-Date return was 15.82%.

4

SSGA Funds
State Street S&P 500
Index Fund
Fund Summary
Ticker Symbol: SVSPX

Average Annual Total Returns (for periods ended 12/31/20)
	One Year	Five Years	Ten Years	Inception Date
Class N				12/30/1992
Return Before Taxes	18.59%	15.09%	13.74%
Return After Taxes on Distributions	14.32%	12.54%	12.10%
Return After Taxes on Distributions and Sale of Fund Shares	13.54%	11.60%	11.13%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Karl Schneider, Amy Scofield and Michael Feehily serve as portfolio managers of the Fund. They have served on the Fund since 2004, 2012 and 2016, respectively.
Karl Schneider, CAIA, is a Managing Director of the Adviser and Deputy Head of Global Equity Beta Solutions in the Americas. He joined the Adviser in 1997.
Amy Scofield is a Principal of the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. She joined the Adviser in 2010.
Michael Feehily, CFA, is a Senior Managing Director of the Adviser and the Head of Global Equity Beta Solutions in the Americas. He worked at the Adviser from 1997 to 2006 and rejoined in 2010.
Purchase and Sale of Fund Shares
Purchase Minimums
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$10,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100

You may purchase or redeem Fund Shares on any day the Fund is open for business.
Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Fund (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
5

SSGA Funds
State Street S&P 500
Index Fund
Fund Summary
Ticker Symbol: SVSPX

By Mail:
SSGA Funds
P.O. Box 219737
Kansas City, MO 64121-9737
By Overnight/Registered, Express, Certified Mail:
SSGA Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
6

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Investment Objective
State Street Defensive Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses[1]	0.73%
Total Annual Fund Operating Expenses	1.73%
Less Fee Waivers and/or Expense Reimbursements[2]	(0.48%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%
[1]	“Other expenses” have been restated to reflect current fees.
[2]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2022 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees and shall continue until at least December 31, 2022.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$127	$498	$893	$2,001
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
7

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process typically incorporates an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. The Adviser may make changes over time in the Fund's portfolio to reflect changes in one or more of the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may purchase securities in their initial public offerings (“IPOs”), and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions,
8

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent
9

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risks; Other Exchange-Traded Derivatives: The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between
10

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts. The Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Taiwan: Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk: The Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPO investments in which other clients of the Adviser invest may not be made available to the Fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
11

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Special Risk Considerations of Investing in China. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets or U.S. or foreign government interventions or restrictions that could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and custody risks associated with programs used to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Stock Connect Investing Risk: The Fund's ability to achieve its investment objective may depend on its continued ability to invest in China “A Shares.”  A Shares are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. The Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund's investments and returns, including daily limits on net purchases and transfer restrictions. Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A Shares during times when the Stock Connect program is not trading. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
12

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Volatility Risk: Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2020 compared with those of the Index. On or about December 18, 2015, the Fund adopted its current principal investment strategy. Performance information for periods before this date reflect the operation of the Fund pursuant to a different emerging markets equity investment strategy. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 14.07% (Q4, 2020)
Lowest Quarterly Return: -24.29% (Q3, 2011)
*	As of 9/30/2021, the Fund's Calendar Year-To-Date return was 12.30%.

13

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

Average Annual Total Returns (for periods ended 12/31/20)
	One Year	Five Years	Ten Years	Inception Date
Class N				3/1/1994
Return Before Taxes	5.37%	5.70%	-0.31%
Return After Taxes on Distributions	4.61%	3.97%	-2.67%
Return After Taxes on Distributions and Sale of Fund Shares	4.25%	4.54%	-0.17%
MSCI Emerging Market Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	18.31%	12.81%	3.63%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Chris Laine and Chee Ooi serve as portfolio managers of the Fund. They have served on the Fund since 2007 and 2016, respectively.
Chris Laine is a Vice President of the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined the Adviser in 2007.
Chee Ooi is a Managing Director of the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined the Adviser in 2008.
Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Fund (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
14

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary
Ticker Symbol: SSEMX

By Mail:
SSGA Funds
P.O. Box 219737
Kansas City, MO 64121-9737
By Overnight/Registered, Express, Certified Mail:
SSGA Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
15

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Investment Objective
State Street International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%
Other Expenses	0.26%
Total Annual Fund Operating Expenses	1.26%
Less Fee Waivers and/or Expense Reimbursements[1]	(0.26%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.00%
[1]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2022 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees and shall continue until at least December 31, 2022.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 year	3 years	5 years	10 years
$102	$374	$667	$1,500
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.
16

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The Fund may invest in small capitalization companies. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model typically incorporates an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate each eligible security and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI® EAFE® Investable Market Index, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role in the investment process.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or reces-
17

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

sion, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Japan: The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
18

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Futures Contract Risks; Other Exchange-Traded Derivatives: The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts. The Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis. In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
19

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
20

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2020 compared with those of a broad measure of market performance. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 15.52% (Q2, 2020)
Lowest Quarterly Return: -25.31% (Q1, 2020)
*	As of 9/30/2021, the Fund's Calendar Year-To-Date return was 9.86%.

Average Annual Total Returns (for periods ended 12/31/20)
	One Year	Five Years	Ten Years	Inception Date
Class N				3/7/1995
Return Before Taxes	2.85%	3.92%	3.69%
Return After Taxes on Distributions	2.42%	3.13%	3.02%
Return After Taxes on Distributions and Sale of Fund Shares	2.03%	3.04%	2.93%
MSCI EAFE Net Dividend Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	7.82%	7.45%	5.51%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Adel Daghmouri is primarily responsible for the day-to-day management of the Fund. He has served on the Fund since 2013.
Adel Daghmouri is a Vice President of the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined the Adviser in 1998.
21

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

Purchase and Sale of Fund Shares
Purchase Minimums
Class N Shares of the Fund are closed to purchases (including exchanges from other SSGA Funds) by new investors.
To establish an account
All accounts (other than individual retirements accounts (IRAs))	$1,000
Individual retirement accounts (IRAs)	$250
To add to an existing account (all accounts)	$100
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Shareholder accounts held through brokers, banks and other financial intermediaries that maintain one or more accounts with the Fund (including fee-based wrap accounts, individual retirement accounts (IRAs) or retirement plan accounts) will not be subject to the initial or subsequent minimum investment amount requirement.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
SSGA Funds
P.O. Box 219737
Kansas City, MO 64121-9737
By Overnight/Registered, Express, Certified Mail:
SSGA Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other financial intermediary (“Financial Intermediary”), please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer
22

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary
Ticker Symbol: SSAIX

or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
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Fund Objectives, Strategies and Risks
State Street S&P 500 Index Fund
Investment Objective
State Street S&P 500 Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund uses an index tracking management strategy designed to track the performance of the S&P 500® Index (“S&P 500” or “Index”). The Index is a well-known stock market index that includes common stocks of 500 companies from a number of sectors and that measures the performance of the large-cap sector of the U.S. equities market. As of October 31, 2021, a significant portion of the Fund comprised companies in the information technology sector, although this may change from time to time.
The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the S&P 500.
Under normal market conditions, the Fund will not invest less than 80% of its total assets in stocks in the Index. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to the foregoing types of investments may be counted toward satisfaction of this 80% policy. The Fund attempts to replicate the investment performance of the S&P 500 and generally intends to invest in all stocks comprising the S&P 500 in approximate proportion to their weightings in the Index. However, it may not be possible or practicable to purchase all stocks of the S&P 500 in those weightings. When it is not possible or practicable to purchase all stocks of the S&P 500 in those weightings, the Fund may purchase a sample of the stocks listed in the S&P 500 in proportions expected by the Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index. Shareholders will receive sixty (60) days' notice prior to a change in the 80% investment policy.
In addition to common stocks in the S&P 500, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. The Fund may also, to the extent permitted by applicable law, invest in shares of mutual funds (including those advised by the Adviser) whose investment objectives and policies are similar to those of the Fund.

Other Investment Considerations and Risks
The S&P 500 Index. The S&P 500 measures the performance of the large-cap segment of the market, is comprised of the stocks of 500 industry-leading companies and is considered to be a proxy of the U.S. equity stock market in general. The S&P 500 is unmanaged and does not reflect the actual cost of investing in the instruments that compose the Index. Additionally, the returns of the S&P 500 do not reflect the effect of fees, expenses and taxes. Index constituents are added and removed on an as-needed basis. The Index is rebalanced quarterly.
Stocks in the S&P 500 are weighted according to their float adjusted market capitalizations (i.e., the number of float shares outstanding multiplied by the stock's current price). The companies selected for inclusion in the S&P 500 are those of large publicly held companies which generally have large market values within their respective industries. The composition of the S&P 500 is determined by S&P Dow Jones Indices and is based on such factors as the domicile,
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exchange listing, organizational structure and share type, market capitalization, liquidity, financial viability, tracking stocks, multiple share classes and investable weight factor of each stock and its adequacy as a representation of stocks in a particular industry group, and may be changed from time to time.
Index Futures Contracts and Related Options. The Fund may buy and sell futures contracts and options on those futures contracts. An “index futures” contract is a contract to buy or sell units of an index at an agreed price on a specified future date. Depending on the change in value of the Index between the time when the Fund enters into and closes out an index future or option transaction, the Fund realizes a gain or loss. Options and futures transactions involve risks. For example, it is possible that changes in the prices of futures contracts will not correlate precisely with changes in the value of the Index. In those cases, use of futures contracts and related options might decrease the correlation between the return of the Fund and the return of the Index. In addition, the Fund incurs transaction costs in entering into, and closing out, positions in futures contracts and related options. Funds that enter into contracts with counterparties run the risk that the counterparty will be unwilling or unable to make timely settlement payments or otherwise honor its obligations. This risk is typically less for exchange-traded derivatives, such as those the Fund may invest in.
These costs typically have the effect of reducing the correlation between the return of the Fund and the return of the Index. Because the secondary market for futures contracts and options may be illiquid, the Fund may have to hold a contract or option when the Adviser would otherwise have sold it, or it may only be able to sell at a price lower than what the Adviser believes is the fair value of the contract or option, thereby potentially reducing the return of the Fund.
Other Derivative Transactions. The Fund may enter into derivatives transactions involving options and swaps. These transactions involve many of the same risks as those described above under “Index Futures Contracts and Related Options.”  In addition, since many of such transactions are conducted directly with counterparties, and not on an exchange or board of trade, the Fund's ability to realize any investment return on such transactions may depend on the counterparty's ability or willingness to meet its obligations.
State Street Defensive Emerging Markets Equity Fund
Investment Objective
State Street Defensive Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark.  The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to the foregoing types of investments may be counted toward satisfaction of this 80% policy. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process typically incorporates an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-
25

specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. Through its disciplined investing approach, the Fund seeks to achieve a market beta of less than 1 (measured relative to the Index) over the long term. Beta is a measurement of a stock's anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. The Adviser may make changes over time in the Fund's portfolio to reflect changes in one or more of the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks.  The Fund may purchase securities in their initial public offerings (“IPOs”), and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
State Street International Stock Selection Fund
Investment Objective
State Street International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to the foregoing types of investments may be counted toward satisfaction of this 80% policy. The Fund may invest in small capitalization companies. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model typically incorporates an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market condi-
26

tions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate each eligible security and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI® EAFE® Investable Market Index, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks.  The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role in the investment process.
Additional Information About Risks
The Funds are subject to the following principal risks. The risks are described in alphabetical order and not in the order of importance or potential exposure. Each principal risk without a parenthetical indicating one or more Fund's name is applicable to each Fund.
Banking Companies Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in
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such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Currency Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Depositary Receipts Risk (principal risk for State Street Defensive Emerging Markets Equity Fund, and State Street International Stock Selection Fund). American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in its Index, such differences in prices may increase index tracking risk.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the
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derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Emerging Markets Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries.  Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In addition, issuers (including governments) in emerging market countries may have less financial stability than in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”  Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with
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investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Forward Currency Contracts Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk; Other Exchange-Traded Derivatives Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. In using futures contracts and other exchange-traded derivatives, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on certain commodity futures contracts and their economically equivalent futures, options and swaps. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that, as a result of such limits, the Fund's Adviser will be precluded from taking positions in certain futures contracts or over-the-counter derivatives as a result of positions held by other clients of the Adviser or by the Adviser or its affiliates themselves.
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Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Geographic Focus Risk (principal risk for State Street International Stock Selection Fund and State Street Defensive Emerging Markets Equity Fund). The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
China. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Chinese companies. These factors and others could negatively affect the value and liquidity of the Fund. A Fund may invest in shares of Chinese companies traded on stock markets in Mainland China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the Mainland China stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the Mainland China stock market.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance. Additionally, one or more of these companies may suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, a Fund will be indirectly subject to these risks.
Unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country's products. Some U.S. politicians have recently sought to
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limit certain U.S. investors from investing in Chinese companies. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Japan. The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.
The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, a Fund.
Taiwan. Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.
Growth Stock Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
Indexing Strategy/Index Tracking Risk (principal risk for State Street S&P 500 Index Fund). The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities. The Fund will seek to replicate Index returns, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. The Fund generally will buy and will not sell a security included in the Index as long as the security is part of the Index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, a Fund's performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of a Fund. Errors in index data, index computations or the construction of the Index in accordance with its methodology may occur from time to time and may not be identified and corrected by the Index Provider for a period of time or at all, which may have an adverse impact on a Fund and its shareholders. While the Adviser seeks to track the performance of the Index (i.e., achieve a high degree of correlation with the Index), a Fund's return may not match the return of the Index for a number of reasons. For example, the return on the sample of securities purchased by a Fund (or the return on
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securities not included in the Index) to replicate the performance of the Index may not correlate precisely with the return of the Index. The Fund incurs a number of operating expenses not applicable to the Index, and incurs costs in buying and selling securities. In addition, a Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. The Adviser may attempt to track the Index return by investing in fewer than all of the securities in the Index, or in some securities not included in the Index, potentially increasing the risk of divergence between a Fund's return and that of the Index. Changes in the composition of the Index and regulatory requirements also may impact a Fund's ability to match the return of the Index. The Adviser may apply one or more “screens” or investment techniques to refine or limit the number or types of issuers included in the Index in which a Fund may invest. Application of such screens or techniques may result in investment performance below that of the Index and may not produce results expected by the Adviser. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.
IPO Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Each Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and a Fund may lose money on an investment in such securities. IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when a Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Liquidity Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
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The term “illiquid securities” for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value (“NAV”), report the occurrence in compliance with Rule 30b1-10 under the Investment Company Act of 1940, as amended (the “1940 Act”) and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.
Management Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. At a referendum in June 2016, the United Kingdom (the “U.K.”) voted to leave the European Union (“E.U.”) thereby initiating the British exit from the E.U. (commonly known as “Brexit”). In March 2017, the U.K. formally notified the European Council of the U.K.'s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the U.K.'s exit from the E.U., which formally occurred on January 31, 2020. The U.K. entered into a transition period where it remained subject to E.U. rules but had no role in the E.U. law-making process. During this transition period, U.K. and E.U. representatives negotiated the terms of their future relationship. The transition period concluded on December 31, 2020 and the U.K. left the E.U. single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and the E.U. with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit, including whether the U.K.'s exit will increase the likelihood of other countries also departing the E.U. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund's investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund. To the extent the Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or compa-
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nies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncertain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Mid-Capitalization Securities Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Modeling Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.
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Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Non-U.S. Securities Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments in that country to experience gains or losses.
Participation Certificates (principal risk for State Street Defensive Emerging Markets Equity Fund). A participation certificate typically provides its owner an interest in a pool of assets held by the issuer of the certificate. Participation certificates are typically used by the Fund to provide exposure to a non-U.S. market in an efficient manner or to markets that may restrict foreign ownership. An investment in a participation certificate will subject the Fund to the risks associated with the assets underlying the certificate. In addition, participation certificates present counterparty risk, since the certificates generally represent unsecured obligations of their issuers, and their values depend on the willingness and ability of their issuers to meet their obligations. The holder of a participation certificate will typically be entitled to receive from the issuing bank or broker-dealer any dividends paid with respect to the underlying security, but will not be entitled to instruct the issuer as to the voting of the underlying securities.
Portfolio Turnover Risk (principal risk for State Street International Stock Selection Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
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Preferred Securities Risk (principal risk for State Street Defensive Emerging Markets Equity Fund, and State Street International Stock Selection Fund). Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Rights or Warrants Risk (principal risk for State Street Defensive Emerging Markets Equity Fund, and State Street International Stock Selection Fund). A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or rights or other factors. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant or right. A Fund's failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund's interest in the issuing company.
Risk of Investment in Other Pools. If a Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by a Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so.
Settlement Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securi-
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ties, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Small-Capitalization Securities Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Special Risk Considerations of Investing in China (principal risk for State Street Defensive Emerging Markets Equity Fund). Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iii) the risk of nationalization or expropriation of assets, (iv) the risk that the Chinese government may decide not to continue to support economic reform programs, (v) limitations on the use of brokers, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Stock Connect Investing Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). The Fund's ability to achieve its investment objective may depend on its continued ability to invest in China “A Shares.”  A Shares are equity securities of issuers incorporated in mainland China that are denominated and currently traded in RMB on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. The Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restric-
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tions that may affect the Fund's investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program's trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.
The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchanges becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund's investments and returns.
Structured Notes Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
The interest rate or the principal amount payable upon maturity or redemption of a structured note may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure. Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Information Technology Sector Risk (principal risk for State Street S&P 500 Index Fund). Market or economic factors impacting information technology companies could have a major effect on the value of the Fund's investments. The value of stocks of information technology companies is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. Stocks of technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. Additionally, companies in the information technology sector may face dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector,
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which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Valuation Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Volatility Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
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The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and transactions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Index Licensing Risk (State Street S&P 500 Index Fund). It is possible that the license under which the Adviser or a Fund is permitted to replicate or otherwise use the Index will be terminated or may be disputed, impaired or cease to remain in effect. In such a case, the Adviser may be required to replace the Index with another index which it considers to be appropriate in light of the investment strategy of a Fund. The use of any such substitute index may have an adverse impact on a Fund's performance. In the event that the Adviser is unable to identify a suitable replacement for the Index, it may determine to terminate a Fund.
Portfolio Turnover Risk (risk for State Street Defensive Emerging Markets Equity Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Funds' securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Securities lending involves
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the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser. With respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
Temporary Defensive Positions (risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little if any income. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and organization
Each Fund is a separate, diversified series of the SSGA Funds (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2021, the Adviser managed approximately $782.30 billion in assets and SSGA managed approximately $3.86 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
The total management fee paid by each Fund, as a percentage of its average net assets, for the previous fiscal year ended August 31, 2021 appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.
A discussion regarding the Board's consideration of the Funds' Investment Advisory Agreement is provided in the Funds' Annual Report to Shareholders for the period ended August 31, 2021.
For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets. The management fee is shown in the table below for each Fund. For the year ended August 31, 2021, the aggregate management fee paid as a percentage of average net assets, after certain fee waivers and/or expense reimbursements, is shown below for each Fund.
	Annual Management Fees (% of Average Daily Net Assets)
SSGA Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
State Street Defensive Emerging Markets Equity Fund	0.75%	0.28%
State Street International Stock Selection Fund	0.75%	0.50%
State Street S&P 500 Index Fund	0.03%	0.01%
Portfolio Management
Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage.
Key professionals involved in the day-to-day portfolio management of the State Street S&P 500 Index Fund include the following:
Michael Feehily, CFA, is a Senior Managing Director of SSGA and the Adviser and the Head of Global Equity Beta Solutions in the Americas. He is also a member of the Senior Leadership Team and is a voting member on the firm's Trade Management Oversight Committee and the North America Product Committee. In his current role, Mr. Feehily is responsible for overseeing the Global Equity Beta Solutions portfolio management team in the Boston office and helping lead the strategic direction of the business. In addition, he contributes to developing new business opportunities, consulting with clients, and running day-to-day business operations. Mr. Feehily rejoined SSGA in 2010 after spending four years in State Street Global Markets, LLC, where he helped to build the Global Exposure Solutions business. This group created and managed portfolios that were designed to meet the short-term market exposure needs of institutional clients. Prior to this, Mr. Feehily had been Head of the U.S. Passive Equity Team within SSGA, which he originally joined in 1997. He
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began his career at State Street in 1993 within the Global Services division, where he was a member of the Performance & Analytics team and was one of the founding members of the firm's Private Edge business which helped to analyze clients' private market investments such as venture capital, corporate finance, and real estate. Mr. Feehily received a Bachelor of Science from Babson College in Finance, Investments, and Economics. He received a Master of Business Administration in Finance from Bentley College and also earned the Chartered Financial Analyst (CFA) designation. Mr. Feehily is a member of the CFA Institute and CFA Society Boston, Inc. He is also a former member of the FTSE/Russell Index Client Advisory Board and the S&P Index Advisory Committee. He is registered as an Advising Representative with all Canadian Provincial Securities Commissions under State Street Global Advisor Limited's (Canada) Portfolio Manager registration category. He currently serves as an Executive Sponsor for the Inclusion & Diversity Talent Acquisition Pillar at SSGA.
Karl Schneider, CAIA, is a Managing Director of SSGA and the Adviser and Deputy Head of Global Equity Beta Solutions (GEBS) in the Americas, where he also serves as a Senior Portfolio Manager for a number of the group's passive equity portfolios. Previously within GEBS, he served as a portfolio manager and product specialist for U.S. equity strategies and synthetic beta strategies, including commodities, buy/write, and hedge fund replication. He is also a member of the S&P Dow Jones U.S. Equities Index Advisory Panel. Prior to joining the GEBS group, Mr. Schneider worked as a portfolio manager in SSGA's Currency Management Group, managing both active currency selection and traditional passive hedging overlay portfolios. He joined SSGA in 1997. Mr. Schneider holds a Bachelor of Science in Finance and Investments from Babson College and a Master of Science in Finance from the Carroll School of Management at Boston College. He has earned the Chartered Alternative Investment Analyst (CAIA) designation and is a member of the CAIA Association.
Amy Scofield is a Principal of SSGA and the Adviser and a Portfolio Manager in the Global Equity Beta Solutions Group. She is responsible for the management of various equity index funds, with domestic and international strategies. Ms. Scofield rejoined SSGA in November of 2010, after spending two years at Atlantic Trust Company, a private wealth management firm. In her role at Atlantic Trust Company, she specialized in asset allocation and performance analysis for high net worth clients. Prior to Atlantic Trust Company, Ms. Scofield was a compliance officer at SSGA, where she was responsible for ensuring equity portfolios met specified guidelines. She also worked as an operations associate in SSGA's International Structured Products Group. Ms. Scofield holds a Bachelor of Arts in Economics from Boston College.
Key professionals involved in the day-to-day portfolio management of the State Street Defensive Emerging Markets Equity Fund include the following:
Chris Laine is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group, primarily responsible for emerging market strategies. He is the lead portfolio manager for the active emerging market large and small cap portfolios and assists in the management of the frontier markets product. His expertise is in Central and Eastern Europe and Latin America. He has been with the firm since 2007 and has worked on emerging markets since 1994. Prior to joining the firm, Mr. Laine was a portfolio manager at a large European hedge fund focusing on emerging markets, with a long-short style. Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both global emerging market research and quantitative analysis. He began his career analyzing emerging markets in 1994, working at the Institute of International Finance in Washington, DC. Mr. Laine holds a Master in Business Administration in Finance from Emory University and a Master of Arts in International Transactions and Economics from George Mason University.
Chee Ooi is a Managing Director of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. His responsibilities include research and portfolio management across the quantitative international active equity strategies. Mr. Ooi has over twenty years of experience in quantitative equity research and investment management. Prior to joining SSGA in 2008, he was a director and senior quantitative analyst in Citigroup's Global Quantitative Research Group in New York and started his career in finance at Salomon Brothers as an equity derivatives research analyst. He has published papers in the Journal of Portfolio Management on his pioneering work on classification and regression tree model in stock selection and has presented at industry conferences. Mr. Ooi holds a Bachelor of Science in Electrical Engineering and Computer Science from the Massachusetts Institute ofTechnology.
The key professional involved in the day-to-day portfolio management of the State Street International Stock Selection Fund is the following:
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Adel Daghmouri is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this, he was a founding member of the Quantitative Canadian Active Equity Team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining SSGA in 1998, Mr. Daghmouri has also worked as a portfolio manager in the Global Structured Products Group focusing on a broad range of international and domestic strategies. Mr. Daghmouri holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of each Fund. The amount of the fee paid to the Adviser for administrative services may vary by share class. Each Fund currently pays the Adviser an administrative fee at the annual rate of 0.05% with respect to each of its share classes. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Funds. The Adviser and the Funds each bear a portion of the fee paid to State Street for providing sub-administration and custodian services with respect to the Funds.
The Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc. is the Funds' transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. Each Fund
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values each security or other investment pursuant to guidelines adopted by the Board. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Funds' Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Investing in State Street Funds Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges described in this Prospectus will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information. Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
Purchasing Shares
The State Street Funds reserve the right, without notice, to increase or decrease the minimum amount required to open or maintain a Fund account, or to add to an existing Fund account. Investment minimums may differ for certain categories of investors.
Minimum Purchase Amounts
Minimum and Initial Investments. Please see “Fund Summaries-Purchase and Sale of Fund Shares” for the relevant minimum amount of your initial or additional investment in a specific State Street Fund.
Holdings in Related Accounts. Holdings of related customer accounts may be aggregated for purposes of determining the minimum investment amount. Related customer accounts are accounts registered in the same name and include accounts held by the same investment or retirement plan, financial institution, broker, dealer or intermediary.
How to Initiate a Purchase Request
Class N shares of the State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund (each, a “Class N Closed Fund” and collectively, the “Class N Closed Funds”) are closed to purchases (including exchanges from other SSGA Funds) by new investors. The closing does not affect the availability of other share classes of the SSGA Funds.
Existing account holders of Class N shares of the Class N Closed Funds may continue to contribute to their accounts. With respect to Fund holdings through financial intermediary omnibus account arrangements, the following will apply:
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Employee Benefit Plans (i.e., 401(k), 403(b) plans): If a Class N Closed Fund was an investment option prior to the closing date, such plan participants may invest in Class N shares of the Class N Closed Fund at any time.
•	Plan record keepers will not be allowed to direct new plans to invest in Class N shares of the Class N Closed Funds.
•	Plan participants invested in Class N shares of the Class N Closed Funds through their employer's plan who receive a distribution from such plan may open an IRA rollover account in Class N shares of the Class N Closed Funds, but no other type of account involving Class N shares of the Class N Closed Funds.
Brokerage Accounts: Broker-dealers that have existing selling and/or service agreements with the Distributor with respect to Class N shares may allow accounts invested in Class N shares of the Class N Closed Funds to continue to contribute to their accounts.
•	No new broker-dealers will be allowed to enter into selling and/or service agreements for Class N shares of the Class N Closed Funds with the Distributor.
•	Clearing service providers have been notified that they may allow broker-dealer correspondents with existing positions in Class N shares of the Class N Closed Funds to continue to invest in Class N shares of the Class N Closed Funds (via such clearing firm); however, no new broker-dealer correspondents may invest in Class N shares of the Class N Closed Funds.
Registered Investment Advisor (“RIAs”) Accounts / Platform Arrangements: RIAs that have positions in Class N shares of the Class N Closed Funds on behalf of clients may continue to contribute to the Class N share accounts of such clients.
•	No new RIAs will be allowed to open accounts through a platform arrangement.
Charitable Foundations / Endowments: Charitable foundations, endowments and other tax exempt institutions that have accounts in Class N shares of the Class N Closed Funds may continue to contribute to such accounts.
Financial Intermediary Omnibus Account Arrangements: Financial intermediaries responsible for omnibus account arrangements may continue to open new accounts in Class N shares of the Class N Closed Funds.
Officers, directors or trustees and employees, and their immediate family members may open new accounts in Class N shares of the Class N Closed Funds.
Investing in the State Street Funds Through a Financial Intermediary
If you currently do not have an account with State Street Funds, you may establish a new account and purchase shares through a Financial Intermediary, such as a bank, broker, or investment adviser (subject to the closure of Class N described above). Please consult your Financial Intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the State Street Funds, such as Automatic Investment and Withdrawals Plans, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a Financial Intermediary, such as a bank or broker, the Financial Intermediary should have the documents that you will need.
Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the State Street Funds. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Telephone. You may call the State Street Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the State Street Funds to request a purchase of shares. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Mail. You may send the State Street Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the State Street Funds to make an exchange. For the State Street Funds' addresses, see Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
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How to Pay for a Purchase
By Wire. Please call the State Street Funds for instructions and policies on purchasing shares by wire. See Contacting the State Street Funds. All wires should be in U.S. dollars and immediately available funds.
By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “State Street Funds” and include the appropriate fund name and account number (e.g., “State Street Defensive Emerging Markets Equity Fund—a/c #xxx”) in the memo section of the check.
By Exchange. You may purchase shares of a State Street Fund, provided the Funds' minimum investment is met, using the proceeds from the simultaneous redemption of shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares below.
In-Kind Purchase of State Street Fund Shares. The State Street Funds, in their sole discretion, may permit you to purchase shares of a State Street Fund (“State Street Fund Shares”) through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please consult your tax adviser regarding in-kind transactions. Please contact the State Street Funds for more information, including additional restrictions. See Contacting the State Street Funds.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
If your purchase request is not in good order, it may be rejected.
For further information about purchase transactions, consult our website at www.ssga.com or see Contacting the State Street Funds.
Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase State Street Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The State Street Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the State Street Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another State Street Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing State Street Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.
Redeeming Shares
By Telephone. You may call the State Street Funds to request a redemption of shares. See Contacting the State Street Funds.
By Mail. You may send a written request to the State Street Funds to redeem from a Fund account or to make an exchange. See Contacting the State Street Funds.
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If you wish to redeem Fund Shares through a Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for the processing of redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the State Street Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
How to Receive Redemption Proceeds
Regardless of the method the Funds use to make a redemption payment, the Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order. If you purchased State Street Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the State Street Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. The State Street Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.
The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Funds' line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed beyond 7 days in accordance with Section 22(e) of the 1940 Act and the rules thereunder, including during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or if an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of a Fund.
A Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). You may pay transaction costs (including through the realization of taxable gain) to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
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By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
By Wire. When redeeming shares of a State Street Fund, you may instruct the State Street Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The State Street Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.
By Exchange. You may have the proceeds of a State Street Fund redemption invested directly into shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail.
By Check. You may have the proceeds of a State Street Funds redemption paid by check and sent to the address shown on the State Street Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The State Street Funds will mail you a redemption check, generally payable to all registered account owners.
Other Redemption Policies that You Should Know
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.
Minimum Account Size. The minimum account size for a shareholder of any SSGA Fund (except for State Street S&P 500 Index Fund) offered in this Prospectus is $500. The minimum account size for a shareholder of the State Street S&P 500 Index Fund who established accounts with the Fund on or after December 24, 1997 is $10,000; the minimum account size for the State Street S&P 500 Index Fund is $500 if the account was established prior to that date. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in a Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one State Street Fund to simultaneously purchase shares of a different State Street Fund. Exchanges may be made within the same class (i.e. Class N shares for Class N shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares above.
Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging shares of a State Street Fund for shares of another fund is a taxable event and may result in capital gain or loss. See Tax Considerations below.
If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the State Street Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
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Share Class Conversions
You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided that you are eligible to buy that share class and that certain conditions are met. This conversion feature is intended for shares held through a Financial Intermediary offering a fee-based or wrap fee program that has an agreement with SSGA FD specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Class N shares of a State Street Fund may be converted to Class I shares of the same State Street Fund. Not all share classes are available through all Financial Intermediaries. If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. The total value of the initially held shares, however, will equal the total value of the converted shares at the time of conversion. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information. Please contact your Financial Intermediary regarding the tax consequences of any conversion and for additional information.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the State Street Funds. The State Street Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into a Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. A State Street Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in the discretion of a State Street Fund, be blocked from making additional purchases or exchanges in any State Street Fund for a period of time. A State Street Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the affected Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board ofTrustees of the State Street Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect each State Street Fund and its shareholders from Excessive Trading:
•	The State Street Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•	The State Street Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the State Street Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and
•	With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The State Street Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds' transfer agent.
While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
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A State Street Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Service Options
Dividend and Capital Gain Distribution Option
You may set up your State Street Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different State Street Fund, or have any dividend or capital gain distribution paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current NAV of the Fund.
Please refer to Dividends and Distributions below for additional information.
Automatic Withdrawal Plan
If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the bank account you designate two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.
Telephone Redemptions and Exchanges
You may set up your State Street Fund account so that if you request over the telephone to redeem State Street Fund Shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the State Street Funds to act on your telephonic instructions to exchange State Street Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one State Street Fund to another State Street Fund of the same share class.
Automatic Investment Plan
Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Each State Street Fund reserves the right to cancel your automatic investment plan if any correspondence sent by the Fund is returned by the postal or other delivery service as “undeliverable.”
Additional Shareholder Information
Account Transfers
To effect a change in account registration (for example, to add a new joint owner), a shareholder of a State Street Fund may request to open a new account in the same State Street Fund (referred to as a “transfer”). To effect a transfer, the State Street Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the State Street Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.
Responsibility for Fraud
The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, in the future, to:
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1.	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
2.	Accept initial purchases by telephone;
3.	Freeze any account and/or suspend account services if the State Street Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;
4.	Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;
5.	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and
6.	Redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.
Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Fund.
Unclaimed Property
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If the Funds' transfer agent identifies property as unclaimed, it will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state after the passage of a certain period of time (as required by applicable state law).
If you are a resident of the state ofTexas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the representative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to a Fund (if you hold shares directly with a Fund) or to your financial intermediary (if you do not hold shares directly with a Fund).
Dividends and Distributions
Each Fund intends to declare and pay dividends as noted in the following table:
SSGA Fund	Dividends Declared	Dividends Paid
State Street S&P 500 Index Fund	Quarterly	Quarterly
All other SSGA Funds	Annually	Annually
Excess dividends and capital gains, if any, generally are distributed in December.
When an SSGA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment.
Distribution Options. You can choose from four different distribution options as indicated on the application:
•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current NAV of the Fund.
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Dividend Policy Upon Purchase. A shareholder will receive a dividend or capital gain distribution only if the shareholder purchased Fund Shares by the close of the record date of such dividend or capital gain distribution.
Delivery of Documents to Accounts Sharing an Address
To reduce expenses, we may mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.
Tax Considerations
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income when distributed to you by the Fund. Distributions of investment income reported by a Fund as derived from “qualified dividend income,” which will not include income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.
Any gain resulting from the redemption or other taxable disposition of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of Fund Shares.
A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If the Fund does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will
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receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to sell its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.
The U.S. Treasury and IRS generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Code, and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. U.S. Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, DST Asset Manager Solutions, Inc. will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
Financial Intermediary Arrangements
Distribution Arrangements and Rule 12b-1 Fees (except State Street Defensive Emerging Markets Equity Fund)
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate SSGA FD (or others) for services in connection with the distribution of a Fund's Class N shares and for services provided to shareholders in this class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of a Fund's net assets attributable to its Class N shares. As indicated in the expense table for certain Funds, the Board ofTrustees of SSGA Funds has limited the amount that may be paid under the Plan for certain Funds. Because these fees are paid out of the assets of a Fund attributable to its Class N shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges. Long-term shareholders of a fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by the Financial Industry Regulatory Authority, Inc. (“FINRA”).
Because a Fund pays distribution and other fees for the sale of their shares and for services provided to shareholders out of the Funds' assets on an ongoing basis, over time those fees will increase the cost of your investment and may cost you more than paying other types of sales loads.
A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Distribution Arrangements and Rule 12b-1 Fees for State Street Defensive Emerging Markets Equity Fund
Distribution Plan. The State Street Defensive Emerging Markets Equity Fund (the “Fund”) has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, under which the Fund may pay distribution and other fees for the sale and distribution of its shares and for services provided to its shareholders (the “Defensive EM 12b-1 Plan” and together with the Plan, the “Plans”). Because these fees are paid out of Fund assets on an on-going basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
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Payments under the Defensive EM 12b-1 Plan to the Distributor by the Fund are not permitted to exceed 0.25% of the Fund's average annual net assets. Payments to Financial Intermediaries providing shareholder services to the Fund are not permitted by the Defensive EM 12b-1 Plan to exceed 0.20% of average annual net assets. Any payments that are required to be made to the Distributor or a Financial Intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the Defensive EM 12b-1 Plan is in effect. The Fund is offered without imposition of a front-end sales load or contingent deferred sales load. Long-term shareholders of the Fund may pay more in Rule 12b-1 fees than the economic equivalent of the maximum front-end sales charge permitted by FINRA.
From time to time, the Adviser or the Distributor, or one of their affiliates, also may pay non-cash compensation to the sales representatives of Financial Intermediaries. Examples of such compensation include the following: ordinary and usual gratuities, tickets and other business entertainment; and/or sponsorship of regional or national events of Financial Intermediaries. The cost of all or a portion of such non-cash compensation may be borne indirectly by the Fund as expense reimbursement payments to the Distributor under the Defensive EM 12b-1 Plan.
Other Payments to Financial Intermediaries
In addition to payments under the Plans described above, the Funds may reimburse SSGA FD or its affiliates for payments made to Financial Intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds or its affiliates with respect to the different share classes offered by the Funds.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.
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If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The State Street Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the State Street Funds' behalf. Orders received for a State Street Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will be the sole party to determine if a trade is received in good order. The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to a Fund.
If you are purchasing, selling, exchanging or holding State Street Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
Information Regarding Standard & Poor's Corporation
The S&P 500 is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by the Adviser (“Licensee”). Standard & Poor's®, S&P® and S&P 500® are registered trademarks of Standard & Poor's Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sub-licensed for certain purposes by the Adviser. It is not possible to invest directly in an index. State Street S&P 500 Index Fund is not sponsored, endorsed, sold or marketed by SPDJI, Dow Jones, S& P, any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the State Street S&P 500 Index Fund or any member of the public regarding the advisability of investing in securities generally or in State Street S&P 500 Index Fund particularly or the ability of the S&P 500 to track general market performance. S&P Dow Jones Indices licenses to Licensee the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 is determined, composed and calculated by S&P Dow Jones Indices without regard to Licensee or the State Street S&P 500 Index Fund. S&P Dow Jones Indices have no obligation to take the needs of Licensee or the owners of State Street S&P 500 Index Fund into consideration in determining, composing or calculating the S&P 500. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of State Street S&P 500 Index Fund or the timing of the issuance or sale of State Street S&P 500 Index Fund or in the determination or calculation of the equation by which State Street S&P 500 Index Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of State Street S&P 500 Index Fund. S&P Dow Jones Indices LLC is not an investment or tax advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
NEITHER S&P DOW JONES INDICES NOR THIRD PARTY LICENSOR GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/ORTHE COMPLETENESS OF THE S&P 500 OR ANY DATA RELATEDT HERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES AND THIRD PARTY LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE STATE STREET S&P 500 INDEX FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 OR WITH RESPECT TO ANY DATA RELATED THERETO.WITHOUT LIMITING ANY OFTHE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES OR THIRD PARTY LICENSOR BE LIABLE FOR ANY INDIRECT, SPE-
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CIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OFTHE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.THERE ARE NOTHIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND LICENSEE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
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Financial Highlights
The financial highlight tables on the following pages are intended to help you understand the financial performance of Class N for each of the Funds for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Funds' financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
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State Street S&P 500 Index Fund
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	Year Ended 8/31/21	Year Ended 8/31/20(a)	Year Ended 8/31/19(a)(b)	Year Ended 8/31/18(a)(b)	Year Ended 8/31/17(a)(b)
Net asset value, beginning of period	$253.59	$222.06	$244.74	$215.94	$203.10
Income (loss) from investment operations:
Net investment income (loss) (c)	3.43	4.55	4.38(d)(e)	3.96(d)(e)	3.96(d)(e)
Net realized and unrealized gain (loss)	66.60	42.08	(2.52)	36.72	26.82
Total from investment operations	70.03	46.63	1.86	40.68	30.78
Distributions to shareholders from:
Net investment income	(2.88)	(4.20)	(4.26)	(4.68)	(3.84)
Net realized gains	(33.89)	(10.90)	(20.28)	(7.20)	(14.10)
Total distributions	(36.77)	(15.10)	(24.54)	(11.88)	(17.94)
Net asset value, end of period	$286.85	$253.59	$222.06	$244.74	$215.94
Total return (f)	31.01%	22.14%	2.71%	19.41%	16.06%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,709,109	$1,609,456	$1,527,785	$1,606,947	$1,571,873
Ratios to average net assets:
Total expenses	0.18%	0.19%	0.20%	0.20%	0.20%
Net expenses	0.16%(d)(e)	0.16%(d)(e)	0.16%(d)(e)	0.16%(d)(e)	0.16%(d)(e)
Net investment income (loss)	1.33%(d)(e)	2.02%(d)(e)	2.00%(d)(e)	1.74%(d)(e)	1.91%(d)(e)
Portfolio turnover rate	4%	5%	3%(g)	2%(g)	3%(g)

(a)	After the close of trading on April 17, 2020, State Street S&P 500 Index Fund underwent a 1-for-6 reverse share split. The historical per share activity presented here has been retroactively adjusted to reflect this split. See Note 11.
(b)	The per share amounts and percentages include the Fund's proportionate share of income and expenses of the affiliated Portfolio prior to the discontinuance of the master feeder structure.
(c)	Per share numbers have been calculated using average shares outstanding, which more appropriately presents the per share data for the year.
(d)	Reflects amounts waived by the administrator.
(e)	Reflects amounts waived and/or reimbursed by the investment adviser.
(f)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
(g)	Portfolio turnover is from the Fund's Portfolio prior to discontinuance of master-feeder structure.
60

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class N
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$5.56	$5.95	$8.02	$8.56	$7.52
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.14	0.17	0.23	0.21	0.12
Net realized and unrealized gain (loss) (c)	1.63	(0.15)	(0.66)	(0.32)	1.03
Total from investment operations	1.77	0.02	(0.43)	(0.11)	1.15
Contribution from Adviser (Note 4)	0.00(d)	—	—	0.01	—
Capital Reimbursement	(0.01)	—	—	—	—
Distributions to shareholders from:
Net investment income	(0.18)	(0.16)	(0.33)	(0.13)	(0.11)
Net realized gains	(0.09)	(0.25)	(1.31)	(0.31)	—
Total distributions	(0.27)	(0.41)	(1.64)	(0.44)	(0.11)
Net asset value, end of period	$7.05	$5.56	$5.95	$8.02	$8.56
Total return (e)	32.66%(f)	(0.42)%	(5.16)%	(1.29)%(g)	15.58%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$45,203	$39,758	$49,777	$66,373	$86,670
Ratios to Average Net Assets:
Total expenses (b)	2.09%(h)	1.77%	1.76%	1.62%	1.65%
Net expenses (b)	1.60%(h)	1.25%	1.25%	1.25%	1.25%
Net investment income (loss) (b)	2.27%	2.93%	3.47%	2.56%	1.60%
Portfolio turnover rate	35%	42%	39%	51%	38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
(f)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.66%.
(g)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.41)%.
(h)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.
61

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class N
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$9.53	$9.66	$11.04	$11.81	$10.11
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.29	0.21	0.29	0.29	0.21
Net realized and unrealized gain (loss)	2.32	0.01	(1.12)	(0.63)	1.76
Total from investment operations	2.61	0.22	(0.83)	(0.34)	1.97
Distributions to shareholders from:
Net investment income	(0.20)	(0.35)	(0.55)	(0.43)	(0.27)
Net asset value, end of period	$11.94	$9.53	$9.66	$11.04	$11.81
Total return (c)	27.63%	1.94%	(7.19)%	(3.06)%	20.04%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$117,474	$103,963	$130,895	$180,398	$213,660
Ratios to Average Net Assets:
Total expenses (b)	1.26%	1.28%	1.28%	1.23%	1.24%
Net expenses (b)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) (b)	2.64%	2.20%	2.85%	2.49%	1.98%
Portfolio turnover rate	111%	104%	125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
62

Contacting the State Street Funds
Online:	www.ssga.com	24 hours a day, 7 days a week
Phone:	(800) 647-7327	Monday – Friday 7:00 am – 5:00 pm EST
Written requests should be sent to:
Regular mail	Overnight/ Registered, Express, Certified Mail
SSGA Funds P.O. Box 219737 Kansas City, MO 64121-9737	SSGA Funds 430 W 7th Street Suite 219737 Kansas City, MO 64105-1407
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Funds' post office box, of purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.
63

For more information about the Funds:
The Funds' SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds' investments is available in the Funds' most recent annual and semi-annual reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' SAI is available, without charge, upon request. The Funds' annual and semi-annual reports are available, without charge, upon request. Shareholders in the Funds may make inquiries to the Funds to receive such information by calling (800) 647-7327 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. Each Fund's Prospectus and SAI are available, and the annual and semi-annual reports to shareholders are available, free of charge, on the Funds' website at www.ssga.com.
Reports and other information about the Funds are available free of charge on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
SSGA Funds Management, Inc.
ONE IRON STREET
BOSTON, MASSACHUSETTS 02210
COMBOSTPRO	SSGA Funds' SEC File No. 811-05430

Prospectus
December 29, 2021
SSGA Funds
SSGA International Equity Funds
State Street Defensive Emerging Markets Equity Fund
Class A (SSELX) Class I (SSEOX) Class K (SSEQX)
State Street International Stock Selection Fund
Class A (SSILX) Class I (SSIPX) Class K (SSIQX)
The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.
An investment in any of the Funds offered by this Prospectus is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

Investment Objective
State Street Defensive Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial intermediary (“Financial Intermediary”) and in the “Investing in State Street Funds Shares” section on page 37 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	0.93%	0.93%	0.73%
Total Annual Fund Operating Expenses	1.93%	1.68%	1.48%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.48%)	(0.48%)	(0.48%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.45%	1.20%	1.00%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	“Other expenses” have been restated to reflect current fees.
[3]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing and sub-transfer agency fees) exceed 1.00% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2022 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees and shall continue until at least December 31, 2022.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

	1 year	3 years	5 years	10 years
Class A	$665	$1,055	$1,470	$2,624
Class I	$122	$483	$867	$1,947
Class K	$102	$421	$762	$1,727
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 35% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process typically incorporates an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. The Adviser may make changes over time in the Fund's portfolio to reflect changes in one or more of the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

The Fund expects to invest primarily in common stocks. The Fund may purchase securities in their initial public offerings (“IPOs”), and may hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Emerging Markets Risk: Risks of investing in emerging markets include, among others, greater political and economic instability, greater volatility in currency exchange rates, less developed securities markets, possible trade barriers, currency transfer restrictions, a more limited number of potential buyers and issuers, an emerging market country's dependence on revenue from particular commodities or international aid, less governmental supervision and regulation, unavailability of currency hedging techniques, differences in auditing and financial reporting standards, less stringent investor protection and disclosure standards, less developed public health systems, and less developed legal systems. There is also the potential for unfavorable action such as expropriation, nationalization, embargo, and acts of war. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. These risks are generally greater for investments in frontier market countries, which typically have smaller economies or less developed capital markets than traditional emerging market countries.

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Banking Companies Risk: The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact banking companies. Banks may also be subject to severe price competition. Competition is high among banking companies and failure to maintain or increase market share may result in lost market value.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Depositary Receipts Risk: Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Financial Sector Risk: Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may
4

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Futures Contract Risks; Other Exchange-Traded Derivatives: The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts. The Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Taiwan: Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.
Growth Stock Risk: The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors.
IPO Risk: The Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and the Fund may lose money on an investment in such securities. IPO investments in which other clients of the Adviser invest may not be made available to the Fund.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset
5

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Special Risk Considerations of Investing in China. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, more frequent trading suspensions and government interventions (including by nationalization of assets or U.S. or foreign government interventions or restrictions that could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times), currency exchange rate fluctuations or blockages, limits on the use of brokers and on foreign ownership, different financial reporting standards, higher dependence on exports and international trade, potential for increased trade tariffs, sanctions, embargoes and other trade limitations, and custody risks associated with programs used to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events.
Stock Connect Investing Risk: The Fund's ability to achieve its investment objective may depend on its continued ability to invest in China “A Shares.”  A Shares are equity securities of issuers incorporated in mainland China that are denominated and currently traded in Renminbi (“RMB”) on the Shanghai or Shenzhen Stock Exchanges. The Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund's investments and returns, including daily limits on net purchases and transfer restrictions.
6

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

Such investments are also subject to heightened tax and settlement risk and the risk of price fluctuations of A Shares during times when the Stock Connect program is not trading. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Volatility Risk: Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
7

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2020 compared with those of the Index. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund (which are offered in a separate prospectus), adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are expected to incur higher expenses, and Class I and K shares are expected to incur lower expenses, than Class N shares. On or about December 18, 2015, the Fund adopted its current principal investment strategy. Performance information for periods before this date reflect the operation of the Fund pursuant to a different emerging markets equity investment strategy. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 14.14% (Q4, 2020)
Lowest Quarterly Return: -24.31% (Q3, 2011)
*	As of 9/30/2021, the Fund's Calendar Year-To-Date return was 12.40%.

Average Annual Total Returns (for periods ended 12/31/20)
	One Year	Five Years	Ten Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-0.18%	4.51%	-0.94%
Return After Taxes on Distributions	-0.84%	2.78%	-3.31%
Return After Taxes on Distributions and Sale of Fund Shares	0.89%	3.59%	-0.66%
Class I	5.35%	5.79%	-0.24%	7/7/2014
Class K	5.61%	5.96%	-0.15%	7/7/2014
MSCI Emerging Market Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	18.31%	12.81%	3.63%
The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
8

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only and after-tax returns for other share classes will vary. For periods prior to July 7, 2014, the inception date for Class A shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Chris Laine and Chee Ooi serve as portfolio managers of the Fund. They have served on the Fund since 2007 and 2016, respectively.
Chris Laine is a Vice President of the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined the Adviser in 2007.
Chee Ooi is a Managing Director of the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined the Adviser in 2008.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	None
To add to an existing account	None
Class K
To establish an account	None
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
SSGA Funds
P.O. Box 219737
Kansas City, MO 64121-9737
9

SSGA Funds
State Street Defensive Emerging
Markets Equity Fund
Fund Summary

By Overnight/Registered, Express, Certified Mail:
SSGA Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
10

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

Investment Objective
State Street International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
Fees and Expenses of the Fund
The tables below describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Fund Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries which are not reflected in the tables and examples below. You may qualify for sales charge discounts on purchases of Class A shares if you agree to invest in the future, or if you and your family currently invest, at least $50,000 in State Street Funds that offer Class A shares. More information about these and other discounts is available from your financial intermediary (“Financial Intermediary”) and in the “Investing in State Street Funds Shares” section on page 37 of the Fund's Prospectus.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class I	Class K
Maximum Sales Charge (Load) Imposed On Purchases (as a percentage of offering price)	5.25%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the net asset value)[1]	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class I	Class K
Management Fees	0.75%	0.75%	0.75%
Distribution and Shareholder Service (12b-1) Fees	0.25%	0.00%	0.00%
Other Expenses[2]	0.46%	0.46%	0.26%
Total Annual Fund Operating Expenses	1.46%	1.21%	1.01%
Less Fee Waivers and/or Expense Reimbursements[3]	(0.26%)	(0.26%)	(0.26%)
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.20%	0.95%	0.75%
[1]	A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
[2]	“Other expenses” for Classes A and I have been restated to reflect current fees.
[3]	The Fund's investment adviser, SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”), is contractually obligated until December 31, 2022 (i) to waive up to the full amount of the advisory fee payable by the Fund, and/or (ii) to reimburse the Fund to the extent that Total Annual Fund Operating Expenses (exclusive of non-recurring account fees, extraordinary expenses, acquired fund fees and expenses, and distribution, shareholder servicing and sub-transfer agency fees) exceed 0.75% of average daily net assets on an annual basis. This waiver and/or reimbursement may not be terminated prior to December 31, 2022 except with the approval of the Fund's Board ofTrustees. SSGA FM has contractually agreed to waive 0.01% of its administration fee. This waiver may not be terminated or modified except with the approval of the Fund's Board ofTrustees and shall continue until at least December 31, 2022.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then sell or hold all of your Fund Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The calculation of costs for the one-year period takes into account the effect of any current contractual fee waivers and/or reimbursements; and the calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of each such period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 year	3 years	5 years	10 years
Class A	$641	$938	$1,257	$2,158
11

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

	1 year	3 years	5 years	10 years
Class I	$97	$358	$640	$1,443
Class K	$77	$296	$532	$1,213
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 111% of the average value of its portfolio.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark. The Fund may invest in small capitalization companies. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model typically incorporates an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate each eligible security and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI® EAFE® Investable Market Index, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role in the investment process.
12

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

Principal Risks
The Fund is subject to the following principal risks. You could lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund's portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund. An investment in the Fund is subject to investment risks, including possible loss of principal, is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund may not achieve its investment objective. The Fund is not intended to be a complete investment program, but rather is intended for investment as part of a diversified investment portfolio. Investors should consult their own advisers as to the role of the Fund in their overall investment programs.
Market Risk: The Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates, changes in the actual or perceived creditworthiness of issuers, and general market liquidity. The Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on the Fund and its investments.
Equity Investing Risk: The market prices of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer and also may decline due to general industry or market conditions that are not specifically related to a particular company. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Non-U.S. Securities Risk: Non-U.S. securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, legal and financial report standards comparable to those in the United States. Further, such entities and/or their securities may be subject to risks associated with currency controls; expropriation; changes in tax policy; greater market volatility; differing securities market structures; higher transaction costs; and various administrative difficulties, such as delays in clearing and settling portfolio transactions or in receiving payment of dividends. Securities traded on foreign markets may be less liquid (harder to sell) than securities traded domestically. Foreign governments may impose restrictions on the repatriation of capital to the U.S. In addition, to the extent that the Fund buys securities denominated in a foreign currency, there are special risks such as changes in currency exchange rates and the risk that a foreign government could regulate foreign exchange transactions. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Investments in depositary receipts may be less liquid and more volatile than the underlying shares in their primary trading market.
Geographic Focus Risk: The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
Japan: The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen
13

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, the Fund.
Counterparty Risk: The Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts, repurchase agreements, reverse repurchase agreements, and other transactions. If a counterparty fails to meet its contractual obligations, the Fund may be unable to terminate or realize any gain on the investment or transaction, or to recover collateral posted to the counterparty, resulting in a loss to the Fund. If the Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty.
Currency Risk: The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and delays, restrictions or prohibitions on the repatriation of foreign currencies. Foreign currency exchange rates may have significant volatility, and changes in the values of foreign currencies against the U.S. dollar may result in substantial declines in the values of the Fund's assets denominated in foreign currencies.
Derivatives Risk: Derivative transactions can create investment leverage and may have significant volatility. It is possible that a derivative transaction will result in a much greater loss than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that the Fund may not be able to close out a derivative transaction at a favorable time or price. The counterparty to a derivatives contract may be unable or unwilling to make timely settlement payments, return the Fund's margin, or otherwise honor its obligations. A derivatives transaction may not behave in the manner anticipated by the Adviser or may not have the effect on the Fund anticipated by the Adviser.
Futures Contract Risks; Other Exchange-Traded Derivatives: The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate its exposure to the derivative. If the Fund uses futures contracts or other exchange-traded derivatives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts. The Fund may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse.
Large-Capitalization Securities Risk: Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies. Larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies.
Liquidity Risk: Lack of a ready market, stressed market conditions, or restrictions on resale may limit the ability of the Fund to sell a security at an advantageous time or price or at all. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. If the liquidity of the Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Illiquidity of the Fund's holdings may also limit the ability of the Fund to obtain cash to meet redemptions on a timely basis.  In addition, the Fund, due to limitations on investments in any illiquid securities and/or the difficulty in purchasing and selling such investments, may be unable to achieve its desired level of exposure to a certain market or sector.
14

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

Management Risk: The Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy or as to a hedging strategy may prove to be incorrect, and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Mid-Capitalization Securities Risk: The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale, and their values may be volatile.
Modeling Risk: The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to the Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors.
Portfolio Turnover Risk: Frequent purchases and sales of portfolio securities may result in higher Fund expenses and may result in more significant distributions of short-term capital gains to investors, which are taxed to individuals as ordinary income.
Risk of Investment in Other Pools: If the Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected and is exposed indirectly to all of the risks applicable to an investment in such other pool. The investment policies of the other pool may not be the same as those of the Fund; as a result, an investment in the other pool may be subject to additional or different risks than those to which the Fund is typically subject. The Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which the Fund does so.
Small-Capitalization Securities Risk: The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. Some securities of smaller issuers may be illiquid or may be restricted as to resale, and their values may have significant volatility. The Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Unconstrained Sector Risk: The Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. Greater investment focus on one or more sectors or industries increases the potential for volatility and the risk that events negatively affecting such sectors or industries could reduce returns, potentially causing the value of the Fund's Shares to decrease, perhaps significantly.
Valuation Risk: Some portfolio holdings, potentially a large portion of the Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. In addition, there is no
15

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

assurance that the Fund could sell or close out a portfolio position for the value established for it at any time, and it is possible that the Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by the Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Performance
The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund's returns from year-to-year and by showing how the Fund's average annual returns for the periods ended December 31, 2020 compared with those of a broad measure of market performance. The bar chart shows how the Class A shares' returns have varied for each full calendar year shown. The effect of sales charges, applicable to Class A shares only, is not reflected in the bar chart; if these amounts were reflected, returns would be lower. For periods prior to July 7, 2014, the inception date for Class A, I and K shares, the performance information shown is that of the Class N shares of the Fund (which are offered in a separate prospectus), adjusted to reflect the higher class-related operating fees and expenses of Class A shares. Except for differences in returns resulting from differences in fees and expenses, all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.  Returns would differ only to the extent that the Class A, Class I and Class K share classes do not have the same expenses as Class N shares. Class A shares are expected to incur higher expenses, and Class I and K shares are expected to incur lower expenses, than Class N shares. The Fund's past performance does not necessarily indicate how the Fund will perform in the future. Current performance information for the Fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssga.com.
Annual Total Returns (years ended 12/31)*

Highest Quarterly Return: 15.49% (Q2, 2020)
Lowest Quarterly Return: -25.36% (Q1, 2020)
*	As of 9/30/2021, the Fund's Calendar Year-To-Date return was 9.54%.

Average Annual Total Returns (for periods ended 12/31/20)
	One Year	Five Years	Ten Years	Inception Date
Class A				7/7/2014
Return Before Taxes	-2.77%	2.58%	2.91%
Return After Taxes on Distributions	-3.14%	1.85%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	-1.33%	2.00%	2.28%
Class I	2.87%	4.06%	3.77%	7/7/2014
Class K	3.01%	4.14%	3.84%	7/7/2014
MSCI EAFE Net Dividend Index (reflects no deduction for fees, expenses or taxes other than withholding taxes on reinvested dividends)	7.82%	7.45%	5.51%
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SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

The returns for certain periods would have been lower without the effect of a contractual fee waiver and/or reimbursement.
Fund returns after taxes on distributions and sale of Fund Shares may be higher than returns before taxes and/or returns after taxes on distributions for certain periods because they reflect the tax benefit an investor may receive as a result of the capital losses that would have been incurred on the sale of Fund Shares or due to the effect of foreign tax credits.
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown below, and after-tax returns are not relevant to investors who hold their shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only and after-tax returns for other share classes will vary. For periods prior to July 7, 2014, the inception date for Class A shares, the performance information shown is that of the Class N shares of the Fund, adjusted to reflect the higher class-related operating fees and expenses of Class A shares. For periods prior to July 7, 2014, the inception date for Class I and K shares, the performance information shown is that of the Class N shares of the Fund. Except for differences in returns resulting from differences in fees, expenses, and sales charges (as applicable), all share classes would have substantially similar returns because all share classes invest in the same portfolio of securities.
Investment Adviser
SSGA FM serves as the investment adviser to the Fund.
Adel Daghmouri is primarily responsible for the day-to-day management of the Fund. He has served on the Fund since 2013.
Adel Daghmouri is a Vice President of the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He joined the Adviser in 1998.
Purchase and Sale of Fund Shares
The Fund's initial and subsequent investment minimums generally are as follows, although the Fund may reduce or waive the minimums in some cases.
Class A
To establish an account	$2,000
To add to an existing account	None
Class I
To establish an account	None
To add to an existing account	None
Class K
To establish an account	None
To add to an existing account	None
You may purchase or redeem Fund Shares on any day the Fund is open for business.
Written Requests and Wire Transfers. You may purchase or redeem Fund Shares by written request or wire transfer.
Written requests should be sent to:
By Mail:
SSGA Funds
P.O. Box 219737
Kansas City, MO 64121-9737
17

SSGA Funds
State Street International
Stock Selection Fund
Fund Summary

By Overnight/Registered, Express, Certified Mail:
SSGA Funds
430 W 7th Street Suite 219737
Kansas City, MO 64105-1407
For wire transfer instructions, please call (800) 647-7327 between 8 a.m. and 4 p.m. Eastern time. Redemptions by telephone are permitted only if you previously have been authorized for these transactions.
By Intermediary:
If you wish to purchase or redeem Fund Shares through a broker, bank or other Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for opening an account and/or for the processing of purchase and redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Tax Information
For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund Shares, may be subject to state and local income taxes. If you hold the shares through a tax-advantaged arrangement, you generally will be taxed only upon withdrawal of monies from the arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Fund Shares through a broker-dealer or other Financial Intermediary (such as a bank), the Fund, the Adviser or its affiliates may pay the Financial Intermediary for certain activities related to the Fund, including educational training programs, conferences, the development of technology platforms and reporting systems, or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Financial Intermediary's website for more information.
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Fund Objectives, Strategies and Risks
State Street Defensive Emerging Markets Equity Fund
Investment Objective
State Street Defensive Emerging Markets Equity Fund (the “Fund”) seeks to provide maximum total return, primarily through capital appreciation, by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities issued by companies domiciled or doing a substantial portion of their business in countries determined by the Adviser to have a developing or emerging economy or securities market. An emerging market is any market included in the MSCI® Emerging Markets Index (the “Index”), the Fund's benchmark.  The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to the foregoing types of investments may be counted toward satisfaction of this 80% policy. The Fund considers a company to be doing a substantial portion of its business in countries that have a developing or emerging economy or securities market if (i) the company has at least 50% of its assets in one or more such countries; (ii) the company derives at least 50% of its revenues or profits from goods produced or sold, investments made, or services provided in one or more such countries; or (iii) the company's securities are traded principally in an emerging market. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
In seeking to identify stocks offering the potential for capital growth, the Adviser employs a proprietary quantitative process. The process evaluates the relative attractiveness of eligible securities based on the correlation of certain historical economic and financial factors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics. Additionally, the process typically incorporates an element designed to evaluate the macroeconomic environment and prevailing market conditions. The process is intended to allow the Adviser to evaluate eligible securities and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as potential Fund investments.
The Adviser also uses a quantitative analysis to determine the expected volatility of a stock's market price. Volatility is a statistical measurement of up and down fluctuations in the value of a security over time. Volatility may result in rapid and dramatic price swings. The Adviser seeks to favor securities with low exposure to market risk factors and low security-specific risk. In determining the exposure of a security to such risk factors, the Adviser may take into account, among other things, such considerations as a security's market capitalization, its price momentum, the security's valuation, the liquidity of the security, the degree to which the issuer is leveraged, and the issuer's growth prospects. The Adviser also implements risk constraints at the overall portfolio level focusing on such factors as industry and sector exposures, market capitalization exposure, and geographic exposures.
Through these quantitative processes of security selection and portfolio diversification, the Adviser expects that the portfolio will be subject to a relatively low level of absolute risk (as defined by statistical measures of volatility, such as standard deviation of returns) and should exhibit relatively low volatility compared with the Index over the long term. Through its disciplined investing approach, the Fund seeks to achieve a market beta of less than 1 (measured relative to the Index) over the long term. Beta is a measurement of a stock's anticipated sensitivity to price movements in a particular market, as measured by a market or sector index. A stock with a beta higher than 1.0 is generally expected to be more volatile than the index and may be expected to rise and fall in price more slowly than the market or sector. The Adviser may make changes over time in the Fund's portfolio to reflect changes in one or more of the various risk factors described above. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to a particular investment or the Fund's portfolio in the aggregate, or that a different investment might be more appropriate. There can be no assurance that the Fund will in fact achieve any targeted level of volatility or experience lower volatility than the Index, nor can there be any assurance that the Fund will produce returns in excess of the Index.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Fund may purchase securities in their initial public offerings (“IPOs”), and may
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hold securities that are restricted as to resale. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. While the Fund may invest in companies of any market capitalization, it expects to primarily invest in large capitalization companies. The Fund also may lend its securities and engage in active trading.
The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role of the investment process.
State Street International Stock Selection Fund
Investment Objective
State Street International Stock Selection Fund (the “Fund”) seeks to provide long-term capital growth by investing primarily in securities of foreign issuers.
There is no guarantee that the Fund will achieve its objective. The Fund's objective may be changed without shareholder approval.
Principal Investment Strategies
The Fund will invest at least 80% of its net assets (plus borrowings, if any) in equity securities of foreign issuers, such as common stocks issued by companies in the countries and industries represented in the MSCI® EAFE® Index, the Fund's benchmark.  The notional value of the Fund's investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser, to the foregoing types of investments may be counted toward satisfaction of this 80% policy. The Fund may invest in small capitalization companies. The Fund will provide shareholders with at least sixty (60) days' notice prior to any change in its 80% investment policy.
The Adviser employs a proprietary quantitative multi-factor stock-selection model to select securities while controlling risk exposure of the Fund relative to the Fund's benchmark. This model evaluates the relative attractiveness of securities from a specified investment universe based on the correlation of certain historical economic and financial factors applicable to issuers and/or countries and/or sectors (such as measures of valuation, quality and investor sentiment) and based on other historical quantitative metrics to past performance. Additionally, the model typically incorporates an element to evaluate the macroeconomic environment for a portion of the model determined by prevailing market conditions. This element allows a disciplined approach to seek to be adaptive to the macroeconomic environment and respond to changing conditions. The quantitative model allows the Adviser to evaluate each eligible security and then rank eligible securities in the Fund's investment universe in the order of their attractiveness as Fund investments.
The model generates a portfolio that is drawn primarily from securities included in the Fund's benchmark index. The remaining securities are drawn from the Fund's investment universe and are determined by the model in order to overweight or underweight certain countries, securities, industries and/or sectors represented in the benchmark. The Fund's investment universe is the securities in the MSCI® EAFE® Investable Market Index, which is designed to capture large, mid and small capitalization representation across the following developed market countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The Adviser may make updates and adjustments to the economic and financial conditions and other quantitative metrics considered, and to the weightings among them. From time to time, the Adviser may make a qualitative judgment not to implement fully the results of the quantitative investment process if it believes that the process did not take into account all of the information relevant to the Fund's portfolio, or that a different evaluation or weighting of the information relating to the Fund's portfolio might be more appropriate.
The Fund expects to invest primarily in common stocks. The Fund may also invest in other equity securities including depositary receipts having characteristics similar to common stocks, preferred stocks, convertible securities, and rights or warrants to buy common stocks. The Fund may invest in other investment companies, including exchange-traded funds, to the extent permitted by applicable law (including those advised by the Adviser). The Fund may hold a portion of its assets in cash and cash instruments. The Fund also may lend its securities and engage in active trading.
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The Fund may invest in derivatives, such as futures contracts and total return swaps, in order to gain broad equity market exposures pending investments of cash, or to reduce market exposures pending the sales of securities. The Fund may enter into foreign currency futures, forward contracts, and options to hedge currency risk, although the Adviser does not currently anticipate that such transactions will play any significant role in the investment process.
Additional Information About Risks
The Funds are subject to the following principal risks. The risks are described in alphabetical order and not in the order of importance or potential exposure. Each principal risk without a parenthetical indicating a single Fund's name is applicable to each Fund.
Banking Companies Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). The performance of bank stocks may be affected by extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, and the interest rates and fees they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Credit losses resulting from financial difficulties of borrowers can negatively impact the banking companies. Banks may also be subject to severe price competition. Competition among banking companies is high and failure to maintain or increase market share may result in lost market value.
Convertible Securities Risk. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer, depending on the terms of the securities) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. Convertible securities may be subordinate to other debt securities issued by the same issuer. Issuers of convertible securities are often not as strong financially as issuers with higher credit ratings. Convertible securities typically provide yields lower than comparable non-convertible securities. Their values may be more volatile than those of non-convertible securities, reflecting changes in the values of the securities into which they are convertible.
Counterparty Risk. A Fund will be subject to credit risk with respect to the counterparties with which the Fund enters into derivatives contracts and other transactions such as repurchase agreements or reverse repurchase agreements. A Fund's ability to profit from these types of investments and transactions will depend on the willingness and ability of its counterparty to perform its obligations. If a counterparty fails to meet its contractual obligations, a Fund may be unable to terminate or realize any gain on the investment or transaction, resulting in a loss to the Fund. A Fund may experience significant delays in obtaining any recovery in an insolvency, bankruptcy, or other reorganization proceeding involving its counterparty (including recovery of any collateral posted by it) and may obtain only a limited recovery or may obtain no recovery in such circumstances. If a Fund holds collateral posted by its counterparty, it may be delayed or prevented from realizing on the collateral in the event of a bankruptcy or insolvency proceeding relating to the counterparty. Under applicable law or contractual provisions, including if a Fund enters into an investment or transaction with a financial institution and such financial institution (or an affiliate of the financial institution) experiences financial difficulties, then the Fund may in certain situations be prevented or delayed from exercising its rights to terminate the investment or transaction, or to realize on any collateral and may result in the suspension of payment and delivery obligations of the parties under such investment or transactions or in another institution being substituted for that financial institution without the consent of the Fund. Further, a Fund may be subject to “bail-in” risk under applicable law whereby, if required by the financial institution's authority, the financial institution's liabilities could be written down, eliminated or converted into equity or an alternative instrument of ownership. A bail-in of a financial institution may result in a reduction in value of some or all of its securities and, if a Fund holds such securities or has entered into a transaction with such a financial security when a bail-in occurs, such Fund may also be similarly impacted.
Currency Risk. Investments in issuers in different countries are often denominated in currencies other than the U.S. dollar. Changes in the values of those currencies relative to the U.S. dollar may have a positive or negative effect on the values of a Fund's investments denominated in those currencies. The values of other currencies relative to the U.S. dollar may fluctuate in response to, among other factors, interest rate changes, intervention (or failure to intervene) by national governments, central banks, or supranational entities such as the International Monetary Fund, the imposition of currency controls, and other political or regulatory developments. Currency values can decrease significantly both in the short term and over the long term in response to these and other developments. Continuing uncertainty as to the status
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of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's portfolio investments.
Depositary Receipts Risk. American Depositary Receipts (“ADRs”) are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. There may be less publicly available information regarding the issuer of the securities underlying a depositary receipt than if those securities were traded directly in U.S. securities markets. Depositary receipts may or may not be sponsored by the issuers of the underlying securities, and information regarding issuers of securities underlying unsponsored depositary receipts may be more limited than for sponsored depositary receipts. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based. To the extent a Fund invests in depositary receipts based on securities included in its Index, such differences in prices may increase index tracking risk.
Derivatives Risk. A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset, interest rate, or index. Derivative transactions typically involve leverage and may have significant volatility. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, that changes in the value of a derivative transaction may not correlate perfectly with the underlying asset, and that a Fund may not be able to close out a derivative transaction at a favorable time or price. Risks associated with derivative instruments include potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty's credit quality; the potential for the derivative transaction not to have the effect the Adviser anticipated or a different or less favorable effect than the Adviser anticipated; the failure of the counterparty to the derivative transaction to perform its obligations under the transaction or to settle a trade; possible mispricing or improper valuation of the derivative instrument; imperfect correlation in the value of a derivative with the asset, rate, or index underlying the derivative; the risk that a Fund may be required to post collateral or margin with its counterparty, and will not be able to recover the collateral or margin in the event of the counterparty's insolvency or bankruptcy; the risk that a Fund will experience losses on its derivatives investments and on its other portfolio investments, even when the derivatives investments may be intended in part or entirely to hedge those portfolio investments; the risks specific to the asset underlying the derivative instrument; lack of liquidity for the derivative instrument, including without limitation absence of a secondary trading market; the potential for reduced returns to a Fund due to losses on the transaction and an increase in volatility; the potential for the derivative transaction to have the effect of accelerating the recognition of gain; and legal risks arising from the documentation relating to the derivative transaction.
Emerging Markets Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Investments in emerging markets are generally subject to a greater risk of loss than investments in developed markets. This may be due to, among other things, the possibility of greater market volatility, lower trading volume and liquidity, greater risk of expropriation, nationalization, and social, political and economic instability, greater reliance on a few industries, international trade or revenue from particular commodities, less developed accounting, legal and regulatory systems, higher levels of inflation, deflation or currency devaluation, greater risk of market shut down, and more significant governmental limitations on investment policy as compared to those typically found in a developed market. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries.  Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the U.S. Securities and Exchange Commission, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. In addition, issuers (including governments) in emerging market countries may have less financial stability than
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in other countries. The securities of emerging market companies may trade less frequently and in smaller volumes than more widely held securities. Market disruptions or substantial market corrections may limit very significantly the liquidity of securities of certain companies in a particular country or geographic region, or of all companies in the country or region. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet the Fund's obligations. There is also the potential for unfavorable action such as embargo and acts of war. As a result, there will tend to be an increased risk of price volatility in investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar. Settlement and asset custody practices for transactions in emerging markets may differ from those in developed markets. Such differences may include possible delays in settlement and certain settlement practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a “failed settlement.”  Failed settlements can result in losses. For these and other reasons, investments in emerging markets are often considered speculative.
Equity Investing Risk. The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, financial leverage, non-compliance with regulatory requirements, and reduced demand for the issuer's goods or services. The values of equity securities also may decline due to general industry or market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.
Financial Sector Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Financial services companies are subject to extensive governmental regulation which may limit both the amounts and types of loans and other financial commitments they can make, the interest rates and fees they can charge, the scope of their activities, the prices they can charge and the amount of capital they must maintain. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change or due to increased competition. In addition, deterioration of the credit markets generally may cause an adverse impact in a broad range of markets, including U.S. and international credit and interbank money markets generally, thereby affecting a wide range of financial institutions and markets. Certain events in the financial sector may cause an unusually high degree of volatility in the financial markets, both domestic and foreign, and cause certain financial services companies to incur large losses. Securities of financial services companies may experience a dramatic decline in value when such companies experience substantial declines in the valuations of their assets, take action to raise capital (such as the issuance of debt or equity securities), or cease operations. Credit losses resulting from financial difficulties of borrowers and financial losses associated with investment activities can negatively impact the sector. Insurance companies may be subject to severe price competition. Adverse economic, business or political developments could adversely affect financial institutions engaged in mortgage finance or other lending or investing activities directly or indirectly connected to the value of real estate.
Forward Currency Contracts Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). In a forward currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against a Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by a Fund of foreign currency forward contracts may give rise to investment leverage.
Futures Contract Risk; Other Exchange-Traded Derivatives Risk. The risk of loss relating to the use of futures contracts and other exchange-traded derivatives is potentially unlimited. The ability to establish and close out positions in futures contracts and other exchange-traded derivatives will be subject to the development and maintenance of a liquid secondary market. There is no assurance that a liquid secondary market on an exchange will exist for any particular futures contract or other exchange-traded derivative or at any particular time. In the event no such market exists for a particular derivative, it might not be possible to effect closing transactions, and the Fund will be unable to terminate the derivative. In using futures contracts and other exchange-traded derivatives, the Fund will be reliant on the ability of the Adviser to predict market and price movements correctly; the skills needed to use such derivatives successfully are different from those needed for traditional portfolio management. If the Fund uses futures contracts or other exchange-traded deriva-
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tives for hedging purposes, there is a risk of imperfect correlation between movements in the prices of the derivatives and movements in the securities or index underlying the derivatives or movements in the prices of the Fund's investments that are the subject of such hedge. The prices of futures and other exchange-traded derivatives, for a number of reasons, may not correlate perfectly with movements in the securities or index underlying them. For example, participants in the futures markets and in markets for other exchange-traded derivatives are subject to margin deposit requirements. Such requirements may cause investors to take actions with respect to their derivatives positions that they would not otherwise take. The margin requirements in the derivatives markets may be less onerous than margin requirements in the securities markets in general, and as a result those markets may attract more speculators than the securities markets do. Increased participation by speculators in those markets may cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by the Adviser still may not result in a successful derivatives activity over a very short time period. The risk of a position in a futures contract or other exchange-traded derivative may be very large compared to the relatively low level of margin the Fund is required to deposit. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. The Fund will incur brokerage fees in connection with its exchange-traded derivatives transactions. The Fund will typically be required to post margin with its futures commission merchant in connection with its transactions in futures contracts and other exchange-traded derivatives. In the event of an insolvency of the futures commission merchant or a clearing house, the Fund may not be able to recover all (or any) of the margin it has posted with the futures commission merchant, or to realize the value of any increase in the price of its positions, or it may experience a significant delay in doing so. The Fund also may be delayed or prevented from recovering margin or other amounts deposited with a futures commission merchant or futures clearinghouse. The Commodity Futures Trading Commission (the “CFTC”) and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short positions that any person and certain affiliated entities may hold or control in a particular futures contract. Trading limits are imposed on the number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose sanctions or restrictions. In addition, the Dodd-Frank Act requires the CFTC to establish speculative position limits on certain commodity futures contracts and their economically equivalent futures, options and swaps. Regulatory action taken by the CFTC to establish these additional position limits may adversely affect the market liquidity of the futures, options and economically equivalent derivatives in which the Fund may invest. It is possible that, as a result of such limits, the Fund's Adviser will be precluded from taking positions in certain futures contracts or over-the-counter derivatives as a result of positions held by other clients of the Adviser or by the Adviser or its affiliates themselves.
Futures contracts and other exchange-traded derivatives traded on markets outside the U.S. are not generally subject to the same level of regulation by the CFTC or other U.S. regulatory entities as contracts traded in the U.S., including without limitation as to the execution, delivery, and clearing of transactions. U.S. regulators neither regulate the activities of a foreign exchange, nor have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country in question. Margin and other payments made by the Fund may not be afforded the same protections as are afforded those payments in the U.S., including in connection with the insolvency of an executing or clearing broker or a clearinghouse or exchange. Certain foreign futures contracts and other exchange-traded derivatives may be less liquid and more volatile than U.S. contracts.
Geographic Focus Risk. The performance of a fund that is less diversified across countries or geographic regions will be closely tied to market, currency, economic, political, environmental, or regulatory conditions and developments in the countries or regions in which the fund invests, and may be more volatile than the performance of a more geographically-diversified fund.
China. The economy of China differs, often unfavorably, from the U.S. economy in such respects as structure, general development, government involvement, wealth distribution, rate of inflation, growth rate, allocation of resources and capital reinvestment, among others. Under China's political and economic system, the central government has historically exercised substantial control over virtually every sector of the Chinese economy through administrative regulation and/or state ownership. Since 1978, the Chinese government has been, and is expected to continue, reforming its economic policies, which has resulted in less direct central and local government control over the business and production activities of Chinese enterprises and companies. Notwithstanding the economic reforms instituted by the Chinese government and the Chinese Communist Party, actions of the Chinese central and local government authorities continue to have a substantial effect on economic conditions in China, which could affect the
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public and private sector companies in which a Fund invests. In the past, the Chinese government has from time to time taken actions that influence the prices at which certain goods may be sold, encourage companies to invest or concentrate in particular industries, induce mergers between companies in certain industries and induce private companies to publicly offer their securities to increase or continue the rate of economic growth, control the rate of inflation or otherwise regulate economic expansion. It may do so in the future as well. Such actions and a variety of other centrally planned or determined activities by the Chinese government could have a significant adverse effect on economic conditions in China, the economic prospects for, and the market prices and liquidity of, the securities of Chinese companies and the payments of dividends and interest by Chinese companies. In addition, expropriation, including nationalization, confiscatory taxation, political, economic or social instability or other developments could adversely affect and significantly diminish the values of the Chinese companies in which a Fund invests. The Chinese economy and financial markets have experienced high levels of growth in recent years; any actual or perceived reduction or curtailment in those levels of growth in the future would likely have a substantial adverse impact on the values of Chinese companies. These factors and others could negatively affect the value and liquidity of the Fund. A Fund may invest in shares of Chinese companies traded on stock markets in Mainland China or Hong Kong. These stock markets have recently experienced high levels of volatility, which may continue in the future. The Hong Kong stock market may behave differently from the Mainland China stock market and there may be little to no correlation between the performance of the Hong Kong stock market and the Mainland China stock market.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargoes imposed by the U.S. government and the United Nations and/or in countries identified by the U.S. government as state sponsors of terrorism. One or more of these companies may be subject to constraints under U.S. law or regulations which could negatively affect the company's performance. Additionally, one or more of these companies may suffer damage to its reputation if it is identified as a company which invests or deals with countries which are identified by the U.S. government as state sponsors of terrorism or subject to sanctions. As an investor in such companies, a Fund will be indirectly subject to these risks.
Unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country's products. Some U.S. politicians have recently sought to limit certain U.S. investors from investing in Chinese companies. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.
Japan. The growth of Japan's economy has historically lagged that of its Asian neighbors and other major developed economies. The Japanese economy is heavily dependent on international trade and has been adversely affected by trade tariffs, other protectionist measures, competition from emerging economies and the economic conditions of its trading partners. Japan also remains heavily dependent on oil imports, and higher commodity prices could therefore have a negative impact on the economy. The Japanese economy faces several other concerns, including a financial system with large levels of nonperforming loans, over-leveraged corporate balance sheets, extensive cross-ownership by major corporations, a changing corporate governance structure, and large government deficits. These issues may cause a slowdown of the Japanese economy. The Japanese yen has fluctuated widely at times and any increase in its value may cause a decline in exports that could weaken the Japanese economy. Japan has, in the past, intervened in the currency markets to attempt to maintain or reduce the value of the yen. Japanese intervention in the currency markets could cause the value of the yen to fluctuate sharply and unpredictably and could cause losses to investors. Japan has an aging workforce and has experienced a significant population decline in recent years. Japan's labor market appears to be undergoing fundamental structural changes, as a labor market traditionally accustomed to lifetime employment adjusts to meet the need for increased labor mobility, which may adversely affect Japan's economic competitiveness.
The nuclear power plant catastrophe in Japan in March 2011 may have long-term effects on the Japanese economy and its nuclear energy industry. Natural disasters, such as earthquakes, volcanoes, typhoons or tsunamis, could occur in Japan or surrounding areas and could negatively affect the Japanese economy and, in turn, a Fund.
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Taiwan. Taiwan's geographic proximity and history of political contention with China have resulted in ongoing tensions between the two countries. These tensions may materially affect the Taiwanese economy and its securities market. Taiwan's economy is export-oriented, so it depends on an open world trade regime and remains vulnerable to fluctuations in the world economy. Rising labor costs and increasing environmental consciousness have led some labor-intensive industries to relocate to countries with cheaper work forces, and continued labor outsourcing may adversely affect the Taiwanese economy.
Growth Stock Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). The prices of growth stocks may be based largely on expectations of future earnings, and their prices can decline rapidly and significantly in reaction to negative news about such factors as earnings, revenues, the economy, political developments, or other news. Growth stocks may underperform value stocks and stocks in other broad style categories (and the stock market as a whole) over any period of time and may shift in and out of favor with investors generally, sometimes rapidly, depending on changes in market, economic, and other factors. As a result, at times when it holds substantial investments in growth stocks, a Fund may underperform other investment funds that invest more broadly or that favor different investment styles. Because growth companies typically reinvest their earnings, growth stocks typically do not pay dividends at levels associated with other types of stocks, if at all.
IPO Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Each Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs involve companies that have no public operating history and therefore entail more risk than established public companies. The prices of securities offered in IPOs can have significant volatility and a Fund may lose money on an investment in such securities. IPOs may not be available to a Fund at all times, and a Fund may not always invest in IPOs offered to it. Investments in IPOs may have a substantial beneficial effect on a Fund's investment performance. A Fund's investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when a Fund makes more limited, or no, investments in IPOs. There can be no assurance that the Fund will have the opportunity to invest in IPOs that are made available to other clients of the Adviser.
Large-Capitalization Securities Risk. Securities issued by large-capitalization companies may present risks not present in smaller companies. For example, larger companies may be unable to respond as quickly as smaller and mid-sized companies to competitive challenges or to changes in business, product, financial, or other market conditions. Larger companies may not be able to maintain growth at the high rates that may be achieved by well-managed smaller and mid-sized companies, especially during strong economic periods. Returns on investments in securities of large companies could trail the returns on investments in securities of smaller and mid-sized companies.
Leveraging Risk. Borrowing transactions, reverse repurchase agreements, certain derivatives transactions, securities lending transactions and other investment transactions such as when-issued, delayed-delivery, or forward commitment transactions may create investment leverage. If a Fund engages in transactions that have a leveraging effect on the Fund's investment portfolio, the value of the Fund will be potentially more volatile and all other risks will tend to be compounded. This is because leverage generally creates investment risk with respect to a larger base of assets than a Fund would otherwise have and so magnifies the effect of any increase or decrease in the value of the Fund's underlying assets. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The use of leverage may cause a Fund to liquidate positions when it may not be advantageous to do so to satisfy repayment, interest payment, or margin obligations or to meet asset segregation or coverage requirements.
Liquidity Risk. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. If the liquidity of a Fund's holdings deteriorates, it may lead to differences between the market price of Fund Shares and the net asset value of Fund Shares, and could result in the Fund Shares being less liquid. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid securities. A Fund may seek to
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borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund. In some cases, due to unanticipated levels of illiquidity a Fund may choose to meet its redemption obligations wholly or in part by distributions of assets in-kind.
The term “illiquid securities” for this purpose means securities that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the securities. If any Fund determines at any time that it owns illiquid securities in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid securities until its holdings are no longer in excess of 15% of its net asset value (“NAV”), report the occurrence in compliance with Rule 30b1-10 under the Investment Company Act of 1940, as amended (the “1940 Act”) and, depending on circumstances, may take additional steps to reduce its holdings of illiquid securities.
Management Risk. Each Fund is actively managed. The Adviser's judgments about the attractiveness, relative value, or potential appreciation of a particular sector, security, commodity or investment strategy may prove to be incorrect, and may cause a Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.
Market Disruption and Geopolitical Risk. A Fund is subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, pandemics and epidemics, and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in foreign and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region might adversely affect markets, issuers, and/or foreign exchange rates in other countries, including the U.S. Any partial or complete dissolution of the Economic and Monetary Union of the European Union, or any increased uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund's investments. At a referendum in June 2016, the United Kingdom (the “U.K.”) voted to leave the European Union (“E.U.”) thereby initiating the British exit from the E.U. (commonly known as “Brexit”). In March 2017, the U.K. formally notified the European Council of the U.K.'s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the U.K.'s exit from the E.U., which formally occurred on January 31, 2020. The U.K. entered into a transition period where it remained subject to E.U. rules but had no role in the E.U. law-making process. During this transition period, U.K. and E.U. representatives negotiated the terms of their future relationship. The transition period concluded on December 31, 2020 and the U.K. left the E.U. single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and the E.U. with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit, including whether the U.K.'s exit will increase the likelihood of other countries also departing the E.U. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, new legal and regulatory uncertainties and potentially lower economic growth for these economies that could potentially have an adverse effect on the value of the Fund's investments. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by the Fund. To the extent the Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund. Securities and financial markets may be susceptible to market manipulation or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the values of investments traded in these markets, including investments held by a Fund. To the extent a Fund has focused its investments in the market or index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.
Market Risk. Market prices of investments held by a Fund will go up or down, sometimes rapidly or unpredictably. A Fund's investments are subject to changes in general economic conditions, general market fluctuations and the risks inherent in investment in securities markets. Investment markets can be volatile, and prices of investments can change substantially due to various factors including, but not limited to, economic growth or recession, changes in interest rates,
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changes in actual or perceived creditworthiness of issuers and general market liquidity. Even if general economic conditions do not change, the value of an investment in a Fund could decline if the particular industries, sectors or companies in which the Fund invests do not perform well or are adversely affected by events. Further, legal, political, regulatory and tax changes also may cause fluctuations in markets and securities prices. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, or other events could have a significant impact on a Fund and its investments.
An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) first detected in China in December 2019 has resulted in a global pandemic and major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to a Fund by its service providers.
Market Volatility; Government Intervention Risk. Market dislocations and other external events, such as the failures or near failures of significant financial institutions, dislocations in investment or currency markets, corporate or governmental defaults or credit downgrades, or poor collateral performance, may subject a Fund to significant risk of substantial volatility and loss. Governmental and regulatory authorities have taken, and may in the future take, actions to provide or arrange credit supports to financial institutions whose operations have been compromised by credit market dislocations and to restore liquidity and stability to financial systems in their jurisdictions; the implementation of such governmental interventions and their impact on both the markets generally and a Fund's investment program in particular can be uncertain. Governmental and non-governmental issuers may default on, or be forced to restructure, their debts, and other issuers may face difficulties obtaining credit. Defaults or restructurings by governments or others of their debts could have substantial adverse effects on economies, financial markets, and asset valuations around the world. Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, or investor perception that these efforts are not succeeding, could negatively affect financial markets generally as well as the values and liquidity of certain securities.
Mid-Capitalization Securities Risk. The securities of mid-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of mid-sized companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of mid-sized issuers may be illiquid or may be restricted as to resale. Returns on investments in securities of mid-capitalization companies could trail the returns on investments in securities of larger or smaller companies.
Modeling Risk. The Adviser uses quantitative models in an effort to enhance returns and manage risk. Any imperfections, errors or limitations in these models could limit any benefit to a Fund from the use of the models, or could result in incorrect outputs or in investment outcomes different from or opposite to those expected or desired by the Adviser. These models may make simplifying assumptions that limit their effectiveness and may draw from historical data that does not adequately identify or reflect factors necessary to an appropriate or useful output. There can be no assurance that the models will behave as expected in all market conditions. In addition, computer programming used to create quantitative models, or the data on which such models operate, might contain one or more errors. Such errors might never be detected, or might be detected only after a Fund has sustained a loss (or reduced performance) related to such errors.
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Money Market Risk. An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the FDIC or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected change in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund's portfolio per share is more or less than $1.00. None of State Street Corporation, State Street Bank and Trust Company (“State Street”), State Street Global Advisors (“SSGA”), SSGA FM or their affiliates (“State Street Entities”) guarantee the value of an investment in a money market fund at $1.00 per share. Investors should have no expectation of capital support to a money market fund from State Street Entities. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price. Recent changes in the regulation of money market funds may affect the operations and structures of money market funds. A money market fund may be permitted or required to impose redemption fees or to impose limitations on redemptions during periods of high illiquidity in the markets for the investments held by it.
Non-U.S. Securities Risk. Investments in securities of non-U.S. issuers (including depositary receipts) entail risks not typically associated with investing in securities of U.S. issuers. Similar risks may apply to securities traded on a U.S. securities exchange that are issued by entities with significant exposure to non-U.S. countries. In certain countries, legal remedies available to investors may be more limited than those available with regard to U.S. investments. Because non-U.S. securities are typically denominated and traded in currencies other than the U.S. dollar, the value of the Fund's assets, to the extent they are non-U.S. dollar denominated, may be affected favorably or unfavorably by currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. entity than about a U.S. entity, and many non-U.S. entities are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. entities are less liquid and at times more volatile than securities of comparable U.S. entities, and could become subject to sanctions or embargoes that adversely affect a Fund's investment. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the U.S. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, and diplomatic developments that could adversely affect the values of a Fund's investments in certain non-U.S. countries. Investments in securities of non-U.S. issuers also are subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a country where a Fund invests could cause the Fund's investments in that country to experience gains or losses.
Participation Certificates (principal risk for State Street Defensive Emerging Markets Equity Fund). A participation certificate typically provides its owner an interest in a pool of assets held by the issuer of the certificate. Participation certificates are typically used by the Fund to provide exposure to a non-U.S. market in an efficient manner or to markets that may restrict foreign ownership. An investment in a participation certificate will subject the Fund to the risks associated with the assets underlying the certificate. In addition, participation certificates present counterparty risk, since the certificates generally represent unsecured obligations of their issuers, and their values depend on the willingness and ability of their issuers to meet their obligations. The holder of a participation certificate will typically be entitled to receive from the issuing bank or broker-dealer any dividends paid with respect to the underlying security, but will not be entitled to instruct the issuer as to the voting of the underlying securities.
Portfolio Turnover Risk (principal risk for State Street International Stock Selection Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by the Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
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Preferred Securities Risk. Generally, preferred security holders have no or limited voting rights with respect to the issuing company. In addition, preferred securities are subordinated to bonds and other debt instruments in a company's capital structure and therefore will be subject to greater credit risk than those debt instruments. Unlike debt securities, dividend payments on a preferred security typically must be declared by the issuer's board of directors. An issuer's board of directors is generally not under any obligation to pay a dividend (even if such dividends have accrued), and may suspend payment of dividends on preferred securities at any time. Therefore, in the event an issuer of preferred securities experiences economic difficulties, the issuer's preferred securities may lose substantial value due to the reduced likelihood that the issuer's board of directors will declare a dividend and the fact that the preferred security may be subordinated to other securities of the same issuer. Further, because many preferred securities pay dividends at a fixed rate, their market price can be sensitive to changes in interest rates in a manner similar to bonds - that is, as interest rates rise, the value of the preferred securities held by a Fund are likely to decline. Therefore, to the extent that a Fund invests a substantial portion of its assets in fixed rate preferred securities, rising interest rates may cause the value of the Fund's investments to decline significantly. In addition, because many preferred securities allow holders to convert the preferred securities into common stock of the issuer, their market price can be sensitive to changes in the value of the issuer's common stock and, therefore, declining common stock values may also cause the value of a Fund's investments to decline. Preferred securities often have call features which allow the issuer to redeem the security at its discretion. The redemption of a preferred security having a higher than average yield may cause a decrease in a Fund's yield.
Rights or Warrants Risk. A warrant gives the holder a right to purchase, at any time during a specified period, a predetermined number of shares of common stock at a fixed price. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing stockholders to provide those holders the right to purchase additional shares of stock at a later date. Unlike a convertible debt security or preferred stock, a warrant or right does not pay fixed dividends. Warrants and rights may lack a liquid secondary market for resale. The prices of warrants and rights may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or rights or other factors. Prices of warrants and rights do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant or right. A Fund's failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund's interest in the issuing company.
Risk of Investment in Other Pools. If a Fund invests in another pooled investment vehicle, it is exposed to the risk that the other pool will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other pool. In addition, lack of liquidity in the underlying pool could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the pool at a time or at a price it might consider desirable. The investment policies and limitations of the other pool may not be the same as those of the Fund; as a result, the Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another pool. If a pool is an exchange-traded fund or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. A Fund bears its proportionate share of the fees and expenses of any pool in which it invests. The Adviser or an affiliate may serve as investment adviser to a pool in which the Fund may invest, leading to potential conflicts of interest. For example, the Adviser or its affiliates may receive fees based on the amount of assets invested in the pool. Investment by a Fund in the pool may be beneficial to the Adviser or an affiliate in the management of the pool, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the Adviser may have an incentive to invest a Fund's assets in a pool sponsored or managed by the Adviser or its affiliates in lieu of investments by the Fund directly in portfolio securities, or may have an incentive to invest in the pool over a pool sponsored or managed by others. Similarly, the Adviser may have an incentive to delay or decide against the sale of interests held by a Fund in a pool sponsored or managed by the Adviser or its affiliates. It is possible that other clients of the Adviser or its affiliates will purchase or sell interests in a pool sponsored or managed by the Adviser or its affiliates at prices and at times more favorable than those at which a Fund does so.
Settlement Risk (principal risk for State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund). Markets in different countries have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions. Delays in settlement may increase credit risk to a Fund, limit the ability of a Fund to reinvest the proceeds of a sale of securities, hinder the ability of a Fund to lend its portfolio securities, and potentially subject a Fund to penalties for its failure to deliver to on-purchasers of securities whose delivery to a Fund was delayed. Delays in the settlement of securities
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purchased by a Fund may limit the ability of a Fund to sell those securities at times and prices it considers desirable, and may subject a Fund to losses and costs due to its own inability to settle with subsequent purchasers of the securities from it. A Fund may be required to borrow monies it had otherwise expected to receive in connection with the settlement of securities sold by it, in order to meet its obligations to others. Limits on the ability of a Fund to purchase or sell securities due to settlement delays could increase any variance between a Fund's performance and that of its benchmark index.
Small-Capitalization Securities Risk. The securities of small-capitalization companies may be more volatile and may involve more risk than the securities of larger companies. These companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, and may depend on a few key employees. In addition, these companies may have been recently organized and may have little or no track record of success. The securities of smaller companies may trade less frequently and in smaller volumes than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in these securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. A Fund may be unable to liquidate its positions in such securities at any time, or at a favorable price, in order to meet a Fund's obligations. Returns on investments in securities of small-capitalization companies could trail the returns on investments in securities of larger companies.
Special Risk Considerations of Investing in China (principal risk for State Street Defensive Emerging Markets Equity Fund). Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iii) the risk of nationalization or expropriation of assets, (iv) the risk that the Chinese government may decide not to continue to support economic reform programs, (v) limitations on the use of brokers, (vi) potentially higher rates of inflation, (vii) the unavailability of consistently-reliable economic data, (viii) the relatively small size and absence of operating history of many Chinese companies, (ix) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (x) greater political, economic, social, legal and tax-related uncertainty, (xi) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xii) higher dependence on exports and international trade, (xiii) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xiv) restrictions on foreign ownership, and (xv) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.
Stock Connect Investing Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). The Fund's ability to achieve its investment objective may depend on its continued ability to invest in China “A Shares.”  A Shares are equity securities of issuers incorporated in mainland China that are denominated and currently traded in RMB on the Shanghai or Shenzhen Stock Exchanges. Subject to minor exceptions, under current regulations in China, foreign investors, such as the Fund, can invest in A Shares only (i) through certain institutional investors that have obtained a license and quota from the Chinese regulators or (ii) through the Hong Kong-Shanghai Stock Connect or Shenzhen-Hong Kong Stock Connect programs. The Fund may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. The Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund's investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program's trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains
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or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.
The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when the Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchanges becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on the Fund's investments and returns.
Structured Notes Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Structured notes and other related instruments purchased by the Fund are generally privately negotiated debt obligations where the amounts of principal and/or interest payments are determined by reference to the performance of a specific asset, such as an equity security, benchmark asset, market or interest rate (“reference measure”). The purchase of structured notes exposes the Fund to the credit risk of the issuer of the structured product as well as to the underlying reference measure. Structured notes may be leveraged, increasing the volatility of each structured note's value relative to the change in the reference measure. Structured notes may also be more volatile, less liquid, and more difficult to price accurately than less complex securities and instruments or more traditional debt securities.
The interest rate or the principal amount payable upon maturity or redemption of a structured note may increase or decrease, depending upon changes in the value of the reference measure. The terms of a structured note may provide that, in certain circumstances, no principal is due at maturity and, therefore, may result in a loss of invested capital by the Fund. The interest and/or principal payments that may be made on a structured product may vary widely, depending on a variety of factors, including the volatility of the reference measure. Structured notes may be positively or negatively indexed, so the appreciation of the reference measure may produce an increase or a decrease in the interest rate or the value of the principal at maturity. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of reference measures. Application of a multiplier involves leverage that will serve to magnify the potential for gain and the risk of loss.
Unconstrained Sector Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors or industries, which may change from time to time. When a Fund focuses its investments in a particular industry or sector, financial, economic, business, and other developments affecting issuers in that industry, market, or economic sector will have a greater effect on the Fund than if it had not focused its assets in that industry, market, or economic sector, which may increase the volatility of the Fund. Any such investment focus may also potentially limit the liquidity of the Fund. In addition, investors may buy or sell substantial amounts of the Fund's shares in response to factors affecting or expected to affect an industry, market, or economic sector in which the Fund focuses its investments, resulting in extreme inflows or outflows of cash into and out of the Fund. Such extreme cash inflows or outflows might affect management of the Fund adversely.
Valuation Risk. Some portfolio holdings, potentially a large portion of a Fund's investment portfolio, may be valued on the basis of factors other than market quotations. This may occur more often in times of market turmoil or reduced liquidity. There are multiple methods that can be used to value a portfolio holding when market quotations are not readily available. The value established for any portfolio holding at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations. Portfolio holdings that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their valuations from one day to the next than if market quotations were used. Technological issues or other service disruption issues involving third-party service providers may cause a Fund to value its investments incorrectly. In addition, there is no assurance that a Fund could sell or close out a portfolio position for the value established for it at any time, and it is
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possible that a Fund would incur a loss because a portfolio position is sold or closed out at a discount to the valuation established by a Fund at that time. Investors who purchase or redeem Fund Shares on days when the Fund is holding fair-valued investments may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the holding(s) or had used a different valuation methodology.
Volatility Risk (principal risk for State Street Defensive Emerging Markets Equity Fund). Because the Fund seeks to exhibit relative low volatility and excess returns as compared to the Index over the long term, both its portfolio investments and its returns may differ, potentially greatly, from those of the Index. There can be no assurance that the Fund will in fact experience lower volatility than the Index nor can there be any assurance that the Fund will produce returns in excess of the benchmark. The application of the Adviser's active stock selection model may lead to a degree of added risk in exchange for the potential outperformance relative to the Index. Because the Fund is managed to limit volatility, it is likely that in periods of rapidly rising markets the Fund will experience less favorable returns than the Index.
Additional Information About the Funds' Non-Principal Risks
Conflicts of Interest Risk. An investment in a Fund will be subject to a number of actual or potential conflicts of interest. For example, the Adviser or its affiliates may provide services to a Fund, such as securities lending agency services, custodial, administrative, bookkeeping, and accounting services, transfer agency and shareholder servicing, securities brokerage services, and other services for which the Fund would compensate the Adviser and/or such affiliates. The Funds may invest in other pooled investment vehicles sponsored, managed, or otherwise affiliated with the Adviser. There is no assurance that the rates at which a Fund pays fees or expenses to the Adviser or its affiliates, or the terms on which it enters into transactions with the Adviser or its affiliates will be the most favorable available in the market generally or as favorable as the rates the Adviser or its affiliates make available to other clients. Because of its financial interest, the Adviser will have an incentive to enter into transactions or arrangements on behalf of a Fund with itself or its affiliates in circumstances where it might not have done so in the absence of that interest, provided that the Adviser will comply with applicable regulatory requirements.
The Adviser and its affiliates serve as investment adviser to other clients and may make investment decisions that may be different from those that will be made by the Adviser on behalf of the Funds. For example, the Adviser may provide asset allocation advice to some clients that may include a recommendation to invest in or redeem from particular issuers while not providing that same recommendation to all clients invested in the same or similar issuers. The Adviser may (subject to applicable law) be simultaneously seeking to purchase (or sell) investments for a Fund and to sell (or purchase) the same investment for accounts, funds, or structured products for which it serves as asset manager, or for other clients or affiliates. The Adviser and its affiliates may invest for clients in various securities that are senior, pari passu or junior to, or have interests different from or adverse to, the securities that are owned by a Fund. The Adviser or its affiliates, in connection with its other business activities, may acquire material nonpublic confidential information that may restrict the Adviser from purchasing securities or selling securities for itself or its clients (including the Funds) or otherwise using such information for the benefit of its clients or itself.
The foregoing does not purport to be a comprehensive list or complete explanation of all potential conflicts of interests which may affect a Fund. A Fund may encounter circumstances, or enter into transactions, in which conflicts of interest that are not listed or discussed above may arise.
Cybersecurity Risk. With the increased use of technologies such as the Internet and the dependence on computer systems to perform business and operational functions, funds (such as the Funds) and their service providers (including the Adviser) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In addition, the global spread of COVID-19 has caused the Fund and its service providers to implement business continuity plans, including widespread use of work-from-home arrangements. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the Adviser or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect a Fund or its shareholders. For instance, cyber-attacks or technical malfunctions may interfere with the processing of shareholder or other transactions, affect a Fund's ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject a Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks or technical malfunctions may render records of Fund assets and trans-
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actions, shareholder ownership of Fund Shares, and other data integral to the functioning of a Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cybersecurity risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. While the Adviser has established business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes and controls, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified, given the evolving nature of this threat. Each Fund relies on third-party service providers for many of its day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Fund from cyber-attack. The Adviser does not control the cybersecurity plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Adviser or the Funds. Similar types of cybersecurity risks or technical malfunctions also are present for issuers of securities in which each Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund's investment in such securities to lose value.
Portfolio Turnover Risk (risk for State Street Defensive Emerging Markets Equity Fund). A Fund may engage in frequent trading of its portfolio securities. Fund turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, brokerage commissions, dealer mark-ups and bid/asked spreads, and transaction costs on the sale of securities and reinvestment in other securities. The costs related to increased portfolio turnover have the effect of reducing a Fund's investment return, and the sale of securities by a Fund may result in the realization of taxable capital gains, including short-term capital gains, which are taxed to individuals as ordinary income.
Securities Lending Risk. Each Fund may lend portfolio securities in an amount not to exceed 40% of the value of its net assets. For these purposes, net assets shall exclude the value of all assets received as collateral for the loan. Such loans may be terminated at any time. Any such loans must be continuously secured by collateral (either cash or other obligations as may be permitted under the Funds' securities lending program) maintained on a current basis in an amount at least equal to the market value of the securities loaned by a Fund, marked to market each trading day. In a loan transaction, as compensation for lending its securities, a Fund will receive a portion of the dividends or interest accrued on the securities held as collateral or, in the case of cash collateral, a portion of the income from the investment of such cash. In addition, a Fund will receive the amount of all dividends, interest and other distributions on the loaned securities. However, the borrower has the right to vote the loaned securities. A Fund will call loans to vote proxies if a material issue affecting the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Securities lending involves the risk that the Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Should the borrower of the securities fail financially, a Fund may experience delays in recovering the securities or exercising its rights in the collateral. Loans are made only to borrowers that are deemed by the securities lending agent to be of good financial standing. In a loan transaction, a Fund will also bear the risk of any decline in value of securities acquired with cash collateral. Each Fund expects to invest cash collateral in a pooled investment vehicle advised by the Adviser. With respect to index funds, to the extent the collateral provided or investments made with cash collateral differ from securities included in the relevant Index, such collateral or investments may have a greater risk of loss than the securities included in the Index. In addition, a Fund will be subject to the risk that any income generated by reinvesting cash collateral is lower than any fees the Fund has agreed to pay a borrower.
Temporary Defensive Positions. In response to actual or perceived adverse market, economic, political, or other conditions, a Fund may (but will not necessarily), without notice, depart from its principal investment strategies by temporarily investing for defensive purposes. Temporary defensive positions may include, but are not limited to, cash, cash equivalents, U.S. government securities, repurchase agreements collateralized by such securities, money market funds, and high-quality debt investments. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little if any income. If a Fund invests for defensive purposes, it may not achieve its investment objective. In addition, the defensive strategy may not work as intended.
Portfolio Holdings
The Funds' portfolio holdings disclosure policy is described in the Statement of Additional Information (“SAI”).
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Management and organization
Each Fund is a separate, diversified series of the SSGA Funds (the “Trust”), which is an open-end management investment company organized as a business trust under the laws of the Commonwealth of Massachusetts.
Investment Adviser
SSGA FM serves as the investment adviser to each Fund and, subject to the oversight of the Board, is responsible for the investment management of each Fund. The Adviser provides an investment management program for each Fund and manages the investment of each Fund's assets. The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which itself is a wholly-owned subsidiary of State Street Corporation. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended. The Adviser and certain other affiliates of State Street Corporation make up SSGA. SSGA is one of the world's largest institutional money managers and the investment management arm of State Street Corporation. As of September 30, 2021, the Adviser managed approximately $782.30 billion in assets and SSGA managed approximately $3.86 trillion in assets. The Adviser's principal business address is One Iron Street, Boston, Massachusetts 02210.
The total management fee paid by each Fund, as a percentage of its average net assets, for the previous fiscal year ended August 31, 2021 appears in the “Annual Fund Operating Expenses” table included in the “Fees and Expenses of the Fund” section for that Fund. The management fee rates shown do not reflect the effects of any waivers or reimbursements by the Adviser.
A discussion regarding the Board's consideration of the Funds' Investment Advisory Agreement is provided in the Funds' Annual Report to Shareholders for the period ended August 31, 2021.
For its services, each Fund pays the Adviser an annual management fee, calculated daily and paid monthly, that is equal to a certain percentage of its average daily net assets. The management fee is shown in the table below for each Fund. For the year ended August 31, 2021, the aggregate management fee paid as a percentage of average net assets, after certain fee waivers and/or expense reimbursements, is shown below for each Fund.
	Annual Management Fees (% of Average Daily Net Assets)
SSGA Fund	Management Fee Before Waivers or Reimbursements	Management Fee After Waivers or Reimbursements
State Street Defensive Emerging Markets Equity Fund	0.75%	0.28%
State Street International Stock Selection Fund	0.75%	0.50%
Portfolio Management
Each of the SSGA Funds is managed by a team of investment professionals. SSGA FM uses a team approach to encourage the flow of investment ideas. Each portfolio management team is overseen by the SSGA Investment Committee. The information below describes the investment experience of the portfolio managers for each SSGA Fund. The SSGA Funds' SAI provides additional information about the portfolio managers' compensation, other accounts managed, and ownership of securities in the SSGA Fund(s) that they manage.
Key professionals involved in the day-to-day portfolio management of the State Street Defensive Emerging Markets Equity Fund include the following:
Chris Laine is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group, primarily responsible for emerging market strategies. He is the lead portfolio manager for the active emerging market large and small cap portfolios and assists in the management of the frontier markets product. His expertise is in Central and Eastern Europe and Latin America. He has been with the firm since 2007 and has worked on emerging markets since 1994. Prior to joining the firm, Mr. Laine was a portfolio manager at a large European hedge fund focusing on emerging markets, with a long-short style. Additionally, Mr. Laine spent seven years on the sell side at Morgan Stanley (New York) and Citigroup (London), working in both global emerging market research and quantitative analysis. He began his career analyzing emerging markets in 1994, working at the Institute of International Finance in Washington, DC. Mr. Laine holds a Master in Business Administration in Finance from Emory University and a Master of Arts in International Transactions and Economics from George Mason University.
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Chee Ooi is a Managing Director of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. His responsibilities include research and portfolio management across the quantitative international active equity strategies. Mr. Ooi has over twenty years of experience in quantitative equity research and investment management. Prior to joining SSGA in 2008, he was a director and senior quantitative analyst in Citigroup's Global Quantitative Research Group in New York and started his career in finance at Salomon Brothers as an equity derivatives research analyst. He has published papers in the Journal of Portfolio Management on his pioneering work on classification and regression tree model in stock selection and has presented at industry conferences. Mr. Ooi holds a Bachelor of Science in Electrical Engineering and Computer Science from the Massachusetts Institute ofTechnology.
The key professional involved in the day-to-day portfolio management of the State Street International Stock Selection Fund is the following:
Adel Daghmouri is a Vice President of SSGA and the Adviser and a Senior Portfolio Manager in the Active Quantitative Equity Group. He focuses on managing global investment strategies, product development and quantitative research within developed markets. Prior to this, he was a founding member of the Quantitative Canadian Active Equity Team responsible for portfolio management across active, enhanced and market-neutral strategies. Since joining SSGA in 1998, Mr. Daghmouri has also worked as a portfolio manager in the Global Structured Products Group focusing on a broad range of international and domestic strategies. Mr. Daghmouri holds a Bachelor of Business Administration from Laval University and a Master of Science degree in Finance from HEC Montreal.
Other Fund Services
The Administrator, Sub-Administrator and Custodian
The Adviser serves as administrator of each Fund. The amount of the fee paid to the Adviser for administrative services may vary by share class. Each Fund currently pays the Adviser an administrative fee at the annual rate of 0.05% with respect to each of its share classes. State Street, a subsidiary of State Street Corporation, serves as sub-administrator and custodian for the Funds. The Adviser and the Funds each bear a portion of the fee paid to State Street for providing sub-administration and custodian services with respect to the Funds.
The Transfer Agent and Dividend Disbursing Agent
DST Asset Manager Solutions, Inc. is the Funds' transfer agent and dividend disbursing agent (the “Transfer Agent”).
The Distributor
State Street Global Advisors Funds Distributors, LLC serves as the Funds' distributor (“SSGA FD”) pursuant to the Distribution Agreement between SSGA FD and the Trust.
Additional Information
The Trustees of the Trust oversee generally the operations of the Funds and the Trust. The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.
This Prospectus provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. Neither this Prospectus, nor the related SAI, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
Shareholder Information
Determination of Net Asset Value
Each Fund determines its NAV per share once each business day as of the scheduled close of regular trading on the New York Stock Exchange (the “NYSE”). Pricing does not occur on NYSE holidays. A business day is one on which the NYSE is open for regular trading. The Federal Reserve is closed on certain holidays on which the NYSE is open. These
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holidays are Columbus Day and Veterans Day. On these holidays, you will not be able to purchase shares by wiring Federal Funds because Federal Funds wiring does not occur on days when the Federal Reserve is closed. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed. The NAV per share is based on the market value of the investments held in a Fund. The NAV of each class of a Fund's Shares is calculated by dividing the value of the assets of the Fund attributable to that class less the liabilities of the Fund attributable to that class by the number of shares in the class outstanding. As noted in this Prospectus, each Fund may invest in securities listed on foreign exchanges, or otherwise traded in a foreign market, and those securities may trade on weekends or other days when each Fund does not price its shares. Consequently, the NAV of each Fund's Shares may change on days when shareholders are not able to purchase or redeem the Fund's Shares. Purchase and redemption orders for Fund Shares are processed, respectively, at the NAV next determined after the Fund accepts a purchase order or receives a redemption request in good form. Each Fund values each security or other investment pursuant to guidelines adopted by the Board. Securities or other investments may be valued at fair value, as determined in good faith and pursuant to procedures approved by the Funds' Board, under certain limited circumstances. For example, fair value pricing may be used when market quotations are not readily available or reliable, such as when (i) trading for a security is restricted; or (ii) a significant event, as determined by the Adviser, that may affect the value of one or more securities or other investments held by a Fund occurs after the close of a related exchange but before the determination of a Fund's NAV. Attempts to determine the fair value of securities or other investments introduce an element of subjectivity to the pricing of securities or other investments. As a result, the price of a security or other investment determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the price a Fund would have received had it sold the investment. To the extent that a Fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published NAVs per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing and the effects of using fair value pricing.
Investing in State Street Funds Shares
Mutual funds advised by SSGA FM (the “State Street Funds”) and their service providers have a legal obligation to collect from you certain personal information about you at the time you open an account in order to verify your identity and the source of your payment. If you do not provide this information, you may not be able to open an account with the State Street Funds. If the State Street Funds believe that they have uncovered unlawful activity, the State Street Funds and their service providers may close your account and take any action they deem reasonable or required by law. The State Street Funds reserve the right to reject any purchase order.
This section of the Prospectus explains the basics of doing business with the State Street Funds. Carefully read each topic. The policies set forth below regarding the purchase, redemption and exchange of State Street Fund shares are in addition to the “Purchase and Sale of Fund Shares” section contained in the “Fund Summary” portion of this Prospectus. The State Street Funds reserve the right to change the following policies, without notice to shareholders; except that any modification or termination of the exchange privileges described in this Prospectus will be preceded by 60 days' advance notice to shareholders. Please call or check online for current information. Requests for transactions in the State Street Funds will be processed when they are received in “good order.” “Good order” means that the request is in an accurate and complete form, and all applicable documents have been received in such accurate and complete form (including typically, a signed application and medallion-guaranteed documents), and, for a purchase request, the check or wired funds have cleared.
Purchasing Shares
Choosing a Share Class
The Funds offer three classes of shares through this Prospectus: Class A, Class I and Class K, available to you subject to the eligibility requirements set forth below.
All classes of a Fund share the same investment objective and investments, but the different share classes have different expense structures and eligibility requirements. The availability of shares of a particular class through a given Financial Intermediary will depend on the policies and procedures of the Financial Intermediary. The Funds, the Distributor, the Adviser and the Transfer Agent do not provide advice or make recommendations regarding Fund share classes and do not verify that you have invested in the share class most appropriate for your investment needs. You should choose
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the class with the expense structure that best meets your needs and for which you are eligible. Some factors to consider are the amount you plan to invest, the time period before you expect to sell your shares, whether you might invest more money in the Funds in the future, and the nature of your arrangement with a Financial Intermediary. Your investment professional can help you choose a share class that is appropriate for your investment needs.
When you buy Class A shares, the initial sales load is deducted from the amount you invest, unless you qualify for an initial sales load waiver. This means that less money will be invested in a Fund immediately. Class A shares have a Rule 12b-1 fee of 0.25% per year. A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on redemptions of Class A shares made within 18 months after purchase where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more.
The chart below summarizes the features of the different share classes. This chart is only a general summary, and you should read the description of each Fund's expenses in each Fund Summary in this Prospectus.
The minimum purchase amount may be waived for specific investors or types of investors, including, without limitation, retirement plans, employees of State Street Corporation and its affiliates and their families. In the case of shareholders purchasing shares through a Financial Intermediary, the minimum purchase amount may be applied at the level of the Financial Intermediary.
	Class A	Class I	Class K
Availability	Available to the general public through certain Financial Intermediaries.	Limited to certain investors serviced through a Financial Intermediary receiving a fee from the applicable Fund for shareholder servicing or similar services.	Limited to certain investors, including certain qualified recordkeepers, financial institutions and employer-sponsored retirement plans.
Minimum Initial Investment	$2,000. The investment minimum may be modified, waived or reduced for certain types of investors (e.g., 401(k) or 403(b) plans) and investments as well as for certain fee-based programs where an agreement is in place.	There is no minimum investment for Class I shares.	There is no minimum investment for Class K shares.
Maximum Investment	None.	None.	None.
Initial (Front-End) Sales Charge	Yes. 5.25% payable at time of purchase. Lower sales charges are available for larger investments. See the chart under “Class A” section of this Prospectus.	No. Entire purchase price is invested in shares of a Fund.	No. Entire purchase price is invested in shares of a Fund.
Deferred (CDSC) Sales Charge	No, except for purchases of $1,000,000 or more that are redeemed within 18 months after purchase.	No.	No.
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	Class A	Class I	Class K
Distribution and Service (Rule 12b-1) Fees	0.25% annual fee.	No.	No.
Redemption Fees	No.	No.	No.
The following pages cover additional details about each share class, including information about share class eligibility, initial and deferred sales charges, and sales charge reductions and waivers. Information about sales charges and sales charge reductions and waivers is also available free of charge on the Funds' website at www.ssga.com.
Class A
Class A shares are available to the general public for investment through qualified recordkeepers with a distribution and/or fund servicing agreement maintained with SSGA FD.
When you buy Class A shares, you pay an initial (or front-end) sales charge at the time of your investment, which is included in the offering price, unless you qualify for a sales charge reduction or waiver. This fee is deducted from the amount you invest, and the remainder of your money is used to buy shares in the Fund. The table below shows the amount of sales charge you would pay at different levels of investment and the commissions paid to Financial Intermediaries at each level of investment. The actual sales charge you pay may vary slightly from the rates disclosed due to rounding.
Amount of Purchase Payment	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Financial Intermediary Compensation as a % of Offering Price
Less than $50,000	5.25%	5.54%	4.75%
$50,000-$99,999	4.50%	4.71%	4.00%
$100,000-$249,999	3.50%	3.63%	3.25%
$250,000-$499,999	2.50%	2.56%	2.25%
$500,000-$999,999	2.00%	2.04%	1.75%
$1,000,000 or more	None	None	Advanced Commission[1,2]

[1]	Class A advanced commission for purchases over $1 million:

1.00%	First $3 million
Plus 0.50%	Next $12 million
Plus 0.25%	Over $15 million
[2]	If you purchase $1,000,000 or more of Class A shares of a Fund, you will not be assessed a sales charge at the time of purchase. SSGA FD pays broker-dealers advanced commissions that are calculated on a year-by-year basis based on the amounts invested during that year. Accordingly, with respect to additional purchase amounts, the advanced commission breakpoint resets annually to the first breakpoint on the anniversary of the first purchase. You may be charged a deferred sales charge of 1.00% of the lesser of the original cost of the shares being redeemed or your redemption proceeds if you redeem your shares within 18 months after purchase.
Reducing Your Class A Sales Charge
The Funds offer two principal ways for you to qualify for discounts on initial sales charges on Class A share purchases, often referred to as “breakpoint discounts”: Right of Accumulation or a Letter of Intent. Each of these methods is described below. In taking advantage of these methods for reducing the initial sales charge you will pay, you may link purchases of shares of all of the State Street Funds that offer Class A shares in which you invest (as described below) even if such State Street Funds are held in accounts with different Financial Intermediaries, as well as purchases of Class I and Class N shares of all State Street Funds (other than shares of money market funds) to be held in accounts owned by your spouse or domestic partner and children under the age of 21 who share your residential address. It is your responsibility when investing to inform your Financial Intermediary or the State Street Funds that you would like to have one or more of the State Street Funds linked together for purposes of reducing the initial sales charge.
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Right of Accumulation. You may qualify for a reduction in the sales charge you pay for purchases of Class A shares through Right of Accumulation. To calculate the sales charge applicable to your net purchase of Class A shares, you may aggregate your investment calculated as the higher of (a) the current value of your existing holdings or (b) the amount you invested (excluding capital appreciation) less any withdrawals of any Class A, Class I, and Class N shares of a State Street Fund (other than shares of money market funds) held in:
1.	Your account(s);
2.	Account(s) of your spouse or domestic partner;
3.	Account(s) of children under the age of 21 who share your residential address;
4.	Trust accounts established by any of the individuals in items (1) through (3) above. If the person(s) who established the trust is deceased, the trust account may be aggregated with the account(s) of the primary beneficiary of the trust;
5.	Solely controlled business accounts; and
6.	Single-participant retirement plans of any of the individuals in items (1) through (3) above.
In order to obtain any breakpoint reduction in the initial sales charge, you must, before purchasing Class A shares, inform your Financial Intermediary or the State Street Funds if you have any of the above types of accounts that can be aggregated with your current investment in Class A shares to reduce the applicable sales charge. In order to verify your eligibility for a reduced sales charge, you may be required to provide appropriate documentation, such as an account statement or the social security or tax identification number on an account, so that the State Street Funds may verify (1) the number of shares of the State Street Funds held in your account(s) with State Street Funds, (2) the number of shares of the State Street Funds held in your account(s) with a Financial Intermediary, and (3) the number of shares of the State Street Funds held in an account with a Financial Intermediary owned by your spouse or domestic partner and by children under the age of 21 who share your residential address.
Gifting of Shares. If you make a gift of shares, upon your request, you may combine purchases, if made at the same time, under right of accumulation of Class A, Class I and Class N shares of a State Street Fund (other than any shares of money market funds) at the sales charge discount allowed for the combined purchase. The receiver of the gift may also be entitled to a prospective reduction in sales charges in accordance with the Funds' right of accumulation or other provisions. You or the receiver of the gift must provide certain account information to State Street or their agents at the time of purchase to exercise this right.
Letter of Intent. In order to immediately reduce your Class A sales charge, you may sign a Letter of Intent stating your intention to buy a specified amount of Class A shares of one or more State Street Funds within a 13-month period at the reduced sales charge rates applicable to the aggregate amount of the intended purchases stated in the Letter. Purchases of Class A shares of one or more State Street Funds you make over the 13- month period will be combined and you will pay the same sales charge on the new Class A shares that you would have paid if all shares were purchased at once. The 13-month Letter of Intent period commences on the day that the Letter of Intent is received by the Funds or your Financial Intermediary. Purchases submitted not more than three months prior to the date the Letter of Intent is received are considered in determining the level of sales charge that will be paid pursuant to the Letter of Intent; however, the Letter of Intent will not result in any reduction in the amount of any previously paid sales charge. In addition, investors do not receive credit for shares purchased by the reinvestment of distributions.
The Letter of Intent is a non-binding commitment upon the investor to purchase the full amount indicated. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining in your name) until the full amount covered by the Letter of Intent has been invested. If the terms of the Letter of Intent are not fulfilled by the end of the 13th month, you must pay SSGA FD the difference between the sales charges applicable to the purchases at the time they were made and the reduced sales charges previously paid or SSGA FD will liquidate sufficient escrowed shares to obtain the difference. Calculations made to determine whether a Letter of Intent commitment has been fulfilled will be made on the basis of the amount invested prior to the deduction of the applicable sales charge.
To take advantage of the Right of Accumulation and/or a Letter of Intent, complete the appropriate section of your Account Application or contact your Financial Intermediary. To determine if you are eligible for these programs, call (800) 647-7327. These programs may be terminated or amended at any time.
Waiver OfThe Class A Sales Charge
A sales charge (“load”) may not be imposed on Class A shares of the Funds if the shares were:
1.	Acquired through the reinvestment of dividends and capital gain distributions.
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2.	Acquired in exchange for shares of another Class A State Street Fund that were previously assessed a sales charge. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares at the same CDSC rate.
3.	Bought in State Street Funds that do not offer Class N (no load) shares[1] by officers, directors or trustees, retirees and employees and their immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents, and any dependent of the person, as defined in Section 152 of the Internal Revenue Code of 1986 (the “Code”)) of:
•	The State Street Funds
•	State Street Corporation and its subsidiaries and affiliates
4.	Bought by employees of:
•	DST Asset Manager Solutions, Inc. and its subsidiaries and affiliates.
•	Financial Intermediaries of financial institutions that have entered into selling agreements with the Funds or SSGA FD and their subsidiaries and affiliates (or otherwise have an arrangement with a Financial Intermediary or financial institution with respect to sales of Fund Shares). This waiver includes the employees' immediate family members (i.e., spouses, domestic partners, children, grandchildren, parents, grandparents and any dependent of the employee, as defined in Section 152 of the Code).
5.	Bought by:
•	Authorized retirement plans serviced or sponsored by a Financial Intermediary, provided that such Financial Intermediary has entered into an agreement with SSGA FD or with the Fund with respect to such purchases at NAV.
•	Investors who are directly rolling over or transferring shares from an established State Street Fund or State Street qualified retirement plan. Rolling over or transferring shares involves the transferring of shares (in-kind); there is no cash movement associated with the transaction.
•	Clients of Financial Intermediaries that (i) charge an ongoing fee for advisory, management, consulting or similar services, or (ii) have entered into an agreement with SSGA FD to offer Class A shares through a no-load network or platform, or self-directed brokerage accounts that may or may not charge transaction fees to customers.
•	Insurance company separate accounts.
•	Tuition Programs that qualify under Section 529 of the Code.
6.	Bought with proceeds from the sale of Class A shares of a State Street Fund, but only if the purchase is made within 90 days of the sale or distribution. Appropriate documentation may be required. Please refer to Class A Account Reinstatement Privileges below.
7.	Bought in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a CDSC when you sell the Fund Shares you received in connection with the plan of reorganization.
Additional Sales Charge Waiver Disclosure
Sales charge waivers are available for eligible purchases of shares made directly though the State Street Funds advised by SSGA FM, and may be available for eligible purchases made through Financial Intermediaries that offer Class A shares on a load-waived basis to you and all similarly situated customers in accordance with the Financial Intermediary's policies and procedures.
Some Financial Intermediaries do not provide all of the sales charge waivers that are available when you purchase shares of the State Street Funds, including sales charge waivers for certain types of accounts, investors, relationships or transactions. Consult your financial advisor to determine which sales charge waivers, if any, you are entitled to receive when purchasing through your Financial Intermediary. You may need to invest directly through another Financial Intermediary in order to take advantage of a specific sales charge waiver offered by a Fund.

[1]	State Street Funds that offer Class N Shares include: State Street Defensive Emerging Markets Equity Fund (SSEMX), State Street International Stock Selection Fund (SSAIX) and State Street S&P 500 Index Fund (SVSPX).
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Similarly, when purchasing through a Financial Intermediary, your eligibility to receive sales charge waivers and reductions through reinstatement, rights of accumulation and letters of intent depends on the policies and procedures of the Financial Intermediary.
In all instances, it is the purchaser's responsibility to notify SSGA at (800) 647-7327 or the purchaser's Financial Intermediary of any relationship or other facts qualifying the purchaser for sales charge reduction or waivers. Waivers or reductions may be eliminated, modified, and added at any time without providing advance notice to shareholders.
How the CDSC is Calculated
The State Street Funds calculate the CDSC by treating all purchases made in a given month as though they were made on the first day of the month.
The CDSC will be multiplied by then current market value or the original cost of shares being redeemed, whichever is less. To minimize the CDSC, shares not subject to any charge, including share appreciation, or acquired through reinvestment of dividends or capital gain distributions, are redeemed first followed by shares held the longest time.
You should retain any records necessary to substantiate historical costs because SSGA FD, the Funds, the transfer agent and your Financial Intermediary may not maintain such information.
Waiver of the CDSC
In the following situations, no CDSC is imposed on redemptions of Class A shares of the Funds:
1.	If you participate in the Automatic Withdrawal Plan. Redemptions made on a regular periodic basis (e.g. monthly) will not be subject to any applicable CDSC if they are, in the aggregate, less than or equal to 10% annually of the current market value of the account balance. Redemptions made as part of a required minimum distribution are also included in calculating amounts eligible for this waiver. For information on the Automatic Withdrawal Plan, please see Service Options.
2.	If you are a registered participant or beneficial owner of an account and you die or become disabled (as defined in Section 72(m)(7) of the Code). This waiver is only available for accounts open prior to the shareholder's or beneficiary's death or disability, and the redemption must be made within one year of such event. Subsequent purchases into such account are not eligible for the CDSC waiver. In order to qualify for this waiver, SSGA FD must be notified of such death or disability at the time of the redemption order and be provided with satisfactory evidence of such death or disability.
3.	Redemptions that represent a required minimum distribution from your IRA Account or other qualifying retirement plan but only if you are at least age 72 or age 70 ½ if you reached age 70 ½ prior to January 1, 2020. If you maintain more than one IRA, only the assets credited to the IRA that is invested in one or more of the State Street Funds are considered when calculating that portion of your minimum required distribution that qualifies for the waiver.
4.	A distribution from a qualified retirement plan by reason of the participant's retirement.
5.	Redemptions that are involuntary and result from a failure to maintain the required minimum balance in an account.
6.	Exchanges in connection with plans of reorganization of a State Street Fund, such as mergers, asset acquisitions and exchange offers to which a Fund is a party. However, you may pay a sales charge when you redeem the Fund Shares you receive in connection with the plan of reorganization.
7.	Exchanges for shares of the same class of another State Street Fund. However, if your shares are subject to CDSC, the CDSC will continue to apply to your new shares. For purposes of the CDSC, shares will continue to age from the date of the original purchase of the Fund Shares.
8.	Redemption of shares purchased through employer sponsored retirement plans and deferred compensation plans. The CDSC, however, will not be waived if the plan redeems all of the shares that it owns on behalf of participants prior to the applicable CDSC period, as defined above.
9.	Redemptions as part of annual IRA custodial fees.
10.	Acquired through the reinvestment of dividends and capital gains distributions.
Appropriate documentation may be required. Please refer to Class A Account Reinstatement Privileges below.
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Class A Account Reinstatement Privileges
You may purchase Class A shares at NAV within 90 days of the sale with no sales charge by reinstating all or part of your proceeds into the same account that the sale or distribution occurred. Any applicable CDSC in connection with the redemption in Class A shares will be credited and aging will begin at original purchase date. Please note that a redemption and reinstatement are considered to be a sale and purchase for tax-reporting purposes.
Class I
Class I shares are not subject to any sales charge. Only certain investors are eligible to buy Class I shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class I shares.
Class I shares are available to the following categories of investors serviced through a Financial Intermediary receiving a fee from a Fund for shareholder servicing or similar services:
1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) that have entered into agreements with the Fund to purchase Class I shares on behalf of their clients in:
•	Discretionary and non-discretionary advisory programs;
•	Fund “supermarkets”;
•	Asset allocation programs;
•	Other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund Shares or for otherwise participating in the program; or
•	Certain other investment programs that do not charge an asset-based fee;
2.	Defined contribution, defined benefit and other employer-sponsored employee benefit plans, whether or not qualified under the Code.
There is no minimum investment for Class I shares.
Class K
Class K shares are not subject to any sales charge. Only certain investors are eligible to buy Class K shares. Your Financial Intermediary can help you determine whether you are eligible to purchase Class K shares.
Class K shares are available to the following categories of investors:
1.	Banks, broker-dealers and other financial institutions (including registered investment advisers and financial planners) purchasing Fund Shares on behalf of their clients in:
•	Discretionary and non-discretionary advisory programs;
•	Fund "supermarkets";
•	Asset allocation programs;
•	Other programs in which the client pays an asset-based fee for advice or for executing transactions in Fund Shares or for otherwise participating in the program; or
•	Certain other investment programs that do not charge an asset-based fee;
2.	Qualified recordkeepers with an applicable agreement maintained with SSGA FD;
3.	Endowments and foundations, and defined contribution, defined benefit, and other employer-sponsored employee benefit plans, whether or not qualified under the Code;
4.	Certain other registered open-end investment companies whose shares are distributed by SSGA FD;
5.	Current or retired Directors or Trustees of the State Street Funds, officers and employees of SSGA, and any of its subsidiaries, such persons' spouses, and children under the age of 21, and trust accounts for which any of such person is a beneficiary;
6.	Qualified state tuition plans described in Section 529 of the Code and donor-advised charitable gift funds (subject to all applicable terms and conditions);
7.	Health Savings Accounts under Section 223 of the Code if such accounts are maintained by the Fund at an omnibus level;
8.	Collective investment trusts.
There is no minimum investment for Class K shares.
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How to Initiate a Purchase Request
Investing in the State Street Funds Through a Financial Intermediary
If you currently do not have an account with State Street Funds, you may establish a new account and purchase shares through a Financial Intermediary, such as a bank, broker, or investment adviser. Please consult your Financial Intermediary to determine which, if any, shares are available through that firm and to learn about other rules that may apply. You may also submit a New Account Application. To open certain types of accounts, such as IRAs, you will be required to submit an account-specific application. If you intend to add certain investor services offered by the State Street Funds, such as Automatic Investment and Withdrawals Plans, you also will be required to submit a Service Option Form. See Service Options. If you are opening an account through a Financial Intermediary, such as a bank or broker, the Financial Intermediary should have the documents that you will need.
Account Applications and Other Documents. You may find many of the forms necessary to open an account online or by calling or writing to the State Street Funds. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Telephone. You may call the State Street Funds to request that the account-opening forms be sent to you or for assistance in completing the necessary paperwork. Once an account has been established, you may also call the State Street Funds to request a purchase of shares. See Contacting the State Street Funds.
Opening Accounts and Purchasing By Mail. You may send the State Street Funds your account registration form and check to open a new account. To add to an existing account, you may send your check with a written request. You also may send a written request to the State Street Funds to make an exchange. For the State Street Funds' addresses, see Contacting the State Street Funds.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
How to Pay for a Purchase
By Wire. Please call the State Street Funds for instructions and policies on purchasing shares by wire. See Contacting the State Street Funds. All wires should be in U.S. dollars and immediately available funds.
By Check. You may send a check to make initial or additional purchases to your fund account. Make your check payable to “State Street Funds” and include the appropriate fund name and account number (e.g., “State Street Defensive Emerging Markets Equity Fund—a/c #xxx”) in the memo section of the check.
By Exchange. You may purchase shares of a State Street Fund, provided the Funds' minimum investment is met, using the proceeds from the simultaneous redemption of shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail. See Exchanging Shares below.
In-Kind Purchase of State Street Fund Shares. The State Street Funds, in their sole discretion, may permit you to purchase shares of a State Street Fund (“State Street Fund Shares”) through the exchange of other securities that you own. The market value of any securities exchanged, plus any cash, must be at least $25 million. Please consult your tax adviser regarding in-kind transactions. Please contact the State Street Funds for more information, including additional restrictions. See Contacting the State Street Funds.
Trade Dates-Purchases
The trade date for any purchase request received in good order will depend on the day and time the State Street Funds receive your request, the manner in which you are paying, and the type of fund you are purchasing. Each State Street Fund's NAV is calculated only on business days, that is, those days that the NYSE is open for regular trading. Purchase orders are processed at the NAV next determined after the Fund accepts a purchase order.
For Purchases by Check, Exchange or Wire into all Funds: If the purchase request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the trade date will be the same day. If the purchase request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the trade date will be the next business day.
If your purchase request is not in good order, it may be rejected.
For further information about purchase transactions, consult our website at www.ssga.com or see Contacting the State Street Funds.
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Other Purchase Policies You Should Know
Check Purchases. All checks used to purchase State Street Fund Shares must be drawn on a U.S. bank and in U.S. dollars. The State Street Funds will not accept any third-party check used for an initial purchase of Fund Shares, or any check drawn on a credit card account for any purpose.
New Accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, the State Street Funds reserve the right, without notice, to close your account or take such other steps as we deem reasonable.
Refused or Rejected Purchase Requests. The State Street Funds reserve the right to stop selling Fund Shares or to reject any purchase request at any time and without notice, including purchases requested by exchange from another State Street Fund. This right also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a Fund's operation or performance.
Purchases Through Pension Plans. If you are purchasing State Street Fund Shares through a pension or other participation plan, you should contact your plan administrator for further information on purchases.
Redeeming Shares
By Telephone. You may call the State Street Funds to request a redemption of shares. See Contacting the State Street Funds.
By Mail. You may send a written request to the State Street Funds to redeem from a Fund account or to make an exchange. See Contacting the State Street Funds.
If you wish to redeem Fund Shares through a Financial Intermediary, please contact that Financial Intermediary directly. Your Financial Intermediary may have different or additional requirements for the processing of redemption orders, or may be closed at times when the Fund is open. Financial Intermediaries may contact DST Asset Manager Solutions, Inc. at (877) 332-6207 or via email at nsccresearch@dstsystems.com with questions.
Please be sure to check Exchanging Shares and Frequent-Trading Limits below.
Trade Date-Redemptions
The trade date for any redemption request received in good order will depend on the day and time the State Street Funds receive your request in good order and the manner in which you are redeeming.
Your redemption will be executed using the NAV as calculated on the trade date. NAVs are calculated only on days that the NYSE is open for regular trading (a business day). If the redemption request is received in good order by the State Street Funds on a business day before the close of regular trading on the NYSE (ordinarily 4 p.m., Eastern time), the request will be processed the same day using that day's NAV. If the redemption request is received in good order on a business day after the close of regular trading on the NYSE, or on a non-business day, the request will be processed the next business day.
How to Receive Redemption Proceeds
Regardless of the method the Funds use to make a redemption payment, the Funds typically expect to pay out redemption proceeds on the next business day after a redemption request is received in good order. If you purchased State Street Fund Shares by check or an automatic investment program and you elect to redeem shares within 15 days of the purchase, you may experience delays in receiving redemption proceeds. In this case, the State Street Funds generally will postpone sending redemption proceeds until it can verify that the check or automatic investment program investment has been collected, but in no event will this delay exceed 15 days. There will be no such delay for redemptions following purchases paid by federal funds wire or by bank cashier's check, certified check or treasurer's check. The State Street Funds reserve the right to pay for redeemed shares within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Fund. The State Street Funds reserve the right to suspend the right of shareholder redemption or postpone the date of payment for more than seven days to the extent permitted by the 1940 Act.
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The transfer agent may temporarily delay for more than seven days the disbursement of redemption proceeds from the Fund account of a “Specified Adult” (as defined in Financial Industry Regulatory Authority, Inc. (“FINRA”) Rule 2165) based on a reasonable belief that financial exploitation of the Specified Adult has occurred, is occurring, has been attempted, or will be attempted, subject to certain conditions.
Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. The Funds also may pay redemption proceeds using cash obtained through borrowing arrangements (including under the Funds' line of credit, which is shared across all registered funds advised by SSGA FM (other than money market funds)) that may be available from time to time.
The right of any investor to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed beyond 7 days in accordance with Section 22(e) of the 1940 Act and the rules thereunder, including during any period in which the NYSE is closed (other than weekends or holidays) or trading on the NYSE is restricted or if an emergency exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for a Fund fairly to determine the value of its net assets. In addition, the SEC may by order permit suspension of redemptions for the protection of shareholders of a Fund.
A Fund may pay all or a portion of your redemption proceeds by giving you securities (for example, if the Fund reasonably believes that a cash redemption may have a substantial impact on the Fund and its remaining shareholders). You may pay transaction costs (including through the realization of taxable gain) to dispose of the securities, and you may receive less for them than the price at which they were valued for purposes of the redemption. In addition, you will be subject to the market risks associated with such securities until such time as you choose to dispose of the security.
During periods of deteriorating or stressed market conditions, when an increased portion of a Fund's portfolio may be comprised of less liquid investments, or during extraordinary or emergency circumstances, a Fund may be more likely to pay redemption proceeds with cash obtained through short-term borrowing arrangements (if available) or by giving you securities.
By Electronic Bank Transfer. You may have the proceeds of a fund redemption sent directly to a designated bank account. To establish the electronic bank transfer option on an account, you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. After the option is set up on your account, you can redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan) or from time to time. Your redemption request can be initiated by telephone, or by mail.
By Wire. When redeeming shares of a State Street Fund, you may instruct the State Street Funds to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Shares will be redeemed from the account on the day that the redemption instructions are received in good order. The wire redemption option is not automatic; you must designate a bank account by completing a special form or filling out the appropriate section of your account registration form. The State Street Funds typically do not charge you a fee for wiring redemption proceeds, although it reserves the right to do so. Your bank may charge a fee for receiving a wire. You are encouraged to check with your bank before initiating any transaction.
By Exchange. You may have the proceeds of a State Street Fund redemption invested directly into shares of another State Street Fund of the same class. You may initiate an exchange by telephone, or by mail.
By Check. You may have the proceeds of a State Street Funds redemption paid by check and sent to the address shown on the State Street Funds registration record, provided that the address on the registration record has not changed within thirty (30) days of the redemption request. The State Street Funds will mail you a redemption check, generally payable to all registered account owners.
Other Redemption Policies that You Should Know
Address Changes. If your address of record has been changed within thirty (30) days of the redemption request, the request must be in writing and bear a medallion guarantee.
Significant/Unusual Economic or Market Activity. During periods of significant or unusual economic or market activity, you may encounter delays attempting to give instructions by phone.
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Minimum Account Size. If, due to your redemptions or exchanges, your account balance for a Fund falls below a minimum amount set by the Fund (presently, the minimum initial investment of your selected share class), the Fund may choose to redeem the shares in the account and mail you the proceeds. You will receive 60 days' notice that your account will be closed unless an investment is made to increase the account balance to the required minimum. Failure to bring your account balance to the required minimum within the prescribed period may result in a Fund closing your account at the NAV next determined on the day the account is closed, and mailing the proceeds to you at the address shown on the Fund's records.
Exchanging Shares
An exchange occurs when you use the proceeds from the redemption of shares of one State Street Fund to simultaneously purchase shares of a different State Street Fund. Exchanges may be made within the same class (i.e. Class A shares for Class A shares, Class I shares for Class I shares). Class N shares are also exchangeable for other share classes of State Street Funds and would be subject to the conditions for investing in the other class of shares described in the applicable prospectus. The account holding the original shares must be registered in the same name as the account holding the new shares received in the exchange. You may make exchange requests by telephone, or by mail. See Purchasing Shares and Redeeming Shares above.
Exchanges are subject to the terms applicable to the purchases of the Fund into which you are exchanging. Exchange privileges may not be available for all State Street Funds and may be suspended or rejected. Exchanging shares of a State Street Fund for shares of another fund is a taxable event and may result in capital gain or loss. See Tax Considerations below.
If the NYSE is open for regular trading (generally until 4 p.m. Eastern time, on a business day) at the time an exchange request is received in good order, the trade date generally will be the same day. Please note that the State Street Funds reserve the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason; provided, that shareholders will be provided 60 days' advance notice of any modification or termination of the exchange privilege.
Share Class Conversions
You may be able to convert your shares to a different share class of the same Fund that has a lower expense ratio provided that you are eligible to buy that share class and that certain conditions are met. This conversion feature is intended for shares held through a Financial Intermediary offering a fee-based or wrap fee program that has an agreement with SSGA FD specific for this purpose. In such instance, your shares may be automatically converted under certain circumstances. Class N shares of a State Street Fund may be converted to Class I shares of the same State Street Fund. Not all share classes are available through all Financial Intermediaries. If your shares of a Fund are converted to a different share class of the same Fund, the transaction will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day's NAVs. The total value of the initially held shares, however, will equal the total value of the converted shares at the time of conversion. The conversion of shares of one class of a Fund into shares of another class of the same Fund is not taxable for federal income tax purposes and no gain or loss will be reported on the transaction. See the applicable prospectus for share class information. Please contact your Financial Intermediary regarding the tax consequences of any conversion and for additional information.
Frequent-Trading Limits
Frequent, short-term trading, abusive trading practices and market timing (together, “Excessive Trading”), often in response to short-term fluctuations in the market, are not knowingly permitted by the State Street Funds. The State Street Funds do not accommodate frequent purchases and redemptions of Fund Shares by Fund shareholders. Excessive Trading into and out of a State Street Fund may harm a Fund's performance by disrupting portfolio management strategies and by increasing expenses. These expenses are borne by all Fund shareholders, including long-term investors who do not generate such costs.
Excessive Trading activity is generally evaluated based on roundtrip transactions in an account. A “roundtrip” transaction is defined generally as a purchase or exchange into a Fund followed, or preceded, by a redemption or exchange out of the same Fund within 30 days. A State Street Fund may, in its discretion, determine to apply a time period other than 30 days in connection with identifying roundtrip transactions. Shareholders with one or more roundtrip transactions may, in
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the discretion of a State Street Fund, be blocked from making additional purchases or exchanges in any State Street Fund for a period of time. A State Street Fund has discretion to determine that action is not necessary if it determines that a pattern of trading is not abusive or harmful to the affected Fund in a material way. Fund size and/or transaction size may be considered in evaluating any roundtrip transaction.
The Board ofTrustees of the State Street Funds has adopted a “Market Timing/Excessive Trading Policy” (the “Policy”) to discourage Excessive Trading. Under the Policy, the State Street Funds reserve the right to reject any exchanges or purchase orders by any shareholder engaging in Excessive Trading activities.
As a means to protect each State Street Fund and its shareholders from Excessive Trading:
•	The State Street Funds' transfer agent compiles, monitors and reports account-level information on omnibus and underlying shareholder/participant activity. Depending on the account type, monitoring will be performed on a daily, monthly, quarterly and/or annual basis;
•	The State Street Funds' distributor has obtained information from each Financial Intermediary holding shares in an omnibus account with the State Street Funds regarding whether the Financial Intermediary has adopted and maintains procedures that are reasonably designed to protect the Funds against harmful short-term trading; and
•	With respect to State Street Funds that invest in securities that trade on foreign markets, pursuant to the State Street Funds' fair valuation procedures, pricing adjustments may be made based on information received from a third-party, multi-factor fair valuation pricing service.
The State Street Funds' distributor has detailed procedures that document the transparency oversight and monitoring processes performed by the State Street Funds' transfer agent.
While the State Street Funds attempt to discourage Excessive Trading, there can be no guarantee that it will be able to identify investors who are engaging in Excessive Trading or limit their trading practices. Additionally, frequent trades of small amounts may not be detected. The State Street Funds recognize that it may not always be able to detect or prevent Excessive Trading or other activity that may disadvantage the Funds or their shareholders.
A State Street Fund shareholder's right to purchase shares through an automatic investment plan or redeem shares in full (or in part through a systematic withdrawal plan) are unaffected by Excessive Trading restrictions.
Service Options
Dividend and Capital Gain Distribution Option
You may set up your State Street Fund account to reinvest any dividend or capital gains distribution that you receive as a Fund shareholder into the same or a different State Street Fund, or have any dividend or capital gain distribution paid by check, by wire or by check to a special payee. No interest will accrue on the amounts represented by the uncashed distribution checks. If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current NAV of the Fund.
Please refer to Dividends and Distributions below for additional information.
Automatic Withdrawal Plan
If your account balance is over $10,000, you may request periodic (monthly, quarterly, semi-annually, or annually) automatic cash withdrawals of $100 or more which can be mailed to you or any person you designate, or sent through ACH to your bank (at your selection). Proceeds from such withdrawals will be transmitted to the bank account you designate two business days after the trade is placed or executed automatically. No interest will accrue on the amounts represented by the uncashed redemption check(s). Ask your financial adviser or Financial Intermediary for details.
Telephone Redemptions and Exchanges
You may set up your State Street Fund account so that if you request over the telephone to redeem State Street Fund Shares, the redemption proceeds will automatically be wired to a designated bank account. You also may set up your account to permit the State Street Funds to act on your telephonic instructions to exchange State Street Funds shares or to establish a systematic exchange plan. You may choose the date, the frequency (monthly, quarterly or annually) of systematic exchanges of your shares in one State Street Fund to another State Street Fund of the same share class.
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Automatic Investment Plan
Once the initial investment has been accepted, you may make subsequent investments of $100 or more monthly, quarterly or annually by direct deposit by debiting your bank checking or savings account. Once this option has been established, you may call the State Street Funds to make additional automatic purchases, to change the amount of the existing automatic purchase, or to stop it. Each State Street Fund reserves the right to cancel your automatic investment plan if any correspondence sent by the Fund is returned by the postal or other delivery service as “undeliverable.”
Additional Shareholder Information
Account Transfers
To effect a change in account registration (for example, to add a new joint owner), a shareholder of a State Street Fund may request to open a new account in the same State Street Fund (referred to as a “transfer”). To effect a transfer, the State Street Funds require a completed and signed new account application, including all necessary additional documents required by the form, and a letter of instruction. The letter of instruction must include the name of the State Street Fund and the original account number, and must be signed by all registered owners of the original account and include a medallion guarantee.
Responsibility for Fraud
The State Street Funds will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we provide to you. It is important that you contact the State Street Funds immediately about any transactions or changes to your account that you believe to be unauthorized.
Right to Change Policies
In addition to the rights expressly stated elsewhere in this Prospectus, the State Street Funds reserve the right, in the future, to:
1.	Alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time;
2.	Accept initial purchases by telephone;
3.	Freeze any account and/or suspend account services if the State Street Funds has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners, or if we reasonably believe a fraudulent transaction may occur or has occurred;
4.	Temporarily freeze any account and/or suspend account services upon initial notification to the State Street Funds of the death of the shareholder until the State Street Funds receive required documentation in good order;
5.	Alter, impose, discontinue, or waive any redemption fee, account service fee, or other fees charged to a group of shareholders; and
6.	Redeem an account or suspend account privileges, without the owner's permission to do so, in cases of threatening conduct or activity the State Street Funds believe to be suspicious, fraudulent, or illegal.
Changes may affect any or all investors. These actions will be taken when, at the sole discretion of the SSGA FM management, we reasonably believe they are deemed to be in the best interest of the State Street Fund.
Unclaimed Property
Many states have unclaimed property rules that provide for transfer to the state (also known as “escheatment”) of unclaimed property under various circumstances. These circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office as undeliverable), or a combination of both inactivity and returned mail. If the Funds' transfer agent identifies property as unclaimed, it will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state after the passage of a certain period of time (as required by applicable state law).
If you are a resident of the state ofTexas, you may designate a representative to receive escheatment notifications by completing and submitting a designation form, which you can find on the website of the Texas Comptroller. Designating such a representative may be beneficial, since Texas law provides that the escheatment period will cease if the repre-
49

sentative, after receiving an escheatment notification regarding your account, communicates knowledge of your location and confirms that you have not abandoned your account. You can mail a completed designation form to a Fund (if you hold shares directly with a Fund) or to your financial intermediary (if you do not hold shares directly with a Fund).
Dividends and Distributions
Income and capital gains dividends of the Funds will be declared and paid at least annually.
Excess dividends and capital gains, if any, generally are distributed in December.
When an SSGA Fund pays a dividend or capital gains, the NAV per share is reduced by the amount of the payment.
Distribution Options. You can choose from four different distribution options as indicated on the application:
•	Reinvestment Option—Dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund. If you do not indicate a choice on the application, this option will be automatically assigned.
•	Income-Earned Option—Capital gain distributions will be automatically reinvested, but a check, direct deposit or wire will be sent for each dividend distribution.
•	Cash Option—A check, wire or direct deposit will be sent for each dividend and capital gain distribution.
•	Direct Dividends Option—Dividends and capital gain distributions will be automatically invested in another identically registered SSGA Fund of the same share class.
If you have elected to receive distributions by check, and the postal or other delivery service is unable to deliver the checks because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the uncashed distribution and all future distributions will be reinvested at the then-current NAV of the Fund.
Dividend Policy Upon Purchase. A shareholder will receive a dividend or capital gain distribution only if the shareholder purchased Fund Shares by the close of the record date of such dividend or capital gain distribution.
Delivery of Documents to Accounts Sharing an Address
To reduce expenses, we may mail only one copy of the Funds' Prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at (800) 647-7327, or contact your financial institution. We will begin sending you individual copies thirty (30) days after receiving your request.
Tax Considerations
The following discussion is a summary of some important U.S. federal income tax considerations generally applicable to an investment in a Fund. Your investment in a Fund may have other tax implications. Please consult your tax advisor about federal, state, local, foreign or other tax laws applicable to you. Investors, including non-U.S. investors, may wish to consult the SAI tax section for additional disclosure.
Each Fund has elected to be treated as a regulated investment company and intends each year to qualify and to be eligible to be treated as such. A regulated investment company generally is not subject to tax at the corporate level on income and gains that are timely distributed to shareholders. In order to qualify and be eligible for treatment as a regulated investment company, a Fund must, among other things, satisfy diversification, 90% gross income and distribution requirements. A Fund's failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders.
For U.S. federal income tax purposes, distributions of investment income generally are taxable to you as ordinary income. Taxes on distributions of capital gains generally are determined by how long the applicable Fund owned (or is deemed to have owned) the investments that generated them, rather than how long you have owned your Fund Shares. Distributions of net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) from the sale of investments that a Fund owned (or is deemed to have owned) for more than one year that are properly reported by a Fund as capital gain dividends generally will be treated as long-term capital gain includible in your net capital gain and taxed to individuals at reduced rates. Distributions of gains from investments that a Fund owned (or is deemed to have owned) for one year or less generally will be taxable to you as ordinary income when distributed to you by the Fund. Distributions of investment income reported by a Fund as derived from “qualified dividend income,” which will not include
50

income from the Fund's portfolio securities on loan, are taxed to individuals at the rates applicable to net capital gain, provided holding period and other requirements are met by both the shareholder and the Fund. Distributions are taxable to you even if they are paid from income or gains earned by a Fund before your investment (and thus were included in the price you paid for your shares). Distributions may also be subject to state and local taxes and are taxable whether you receive them in cash or reinvest them in additional shares.
Any gain resulting from the redemption or other taxable disposition of Fund Shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you held such Fund Shares.
An additional 3.8% Medicare contribution tax is imposed on the “net investment income” of individuals, estates and trusts to the extent their income exceeds certain threshold amounts. Net investment income generally includes for this purpose dividends paid by a Fund, including any capital gain dividends, and net gains recognized on the redemption of Fund Shares.
A Fund's income from or proceeds of dispositions of its investments in non-U.S. assets may be subject to non-U.S. withholding or other taxes, which will reduce the yield on those investments. In certain instances, a Fund may be entitled to elect to pass through to its shareholders a credit (or deduction, for a shareholder that itemizes deductions and so chooses) for foreign taxes (if any) borne with respect to foreign securities income earned by the Fund. If the Fund so elects, shareholders will include in gross income from foreign sources their pro rata shares of such taxes, if any, treated as paid by the Fund. There can be no assurance that a Fund will make such election, even if it is eligible to do so. If the Fund does not qualify for or does not make such election, shareholders will not be entitled separately to claim a credit or deduction with respect to foreign taxes incurred by the Fund; in that case the foreign tax will nonetheless reduce the Fund's taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through IRAs or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund of foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund's foreign taxes for the current year could be reduced.
Certain of a Fund's investment practices, including derivative transactions and investments in debt obligations issued or purchased at a discount, will be subject to special and complex U.S. federal income tax provisions. These special rules may affect the timing, character, and/or amount of a Fund's distributions, and may require the Fund to sell its investments at a time when it is not advantageous to do so.
If you are not a U.S. person, dividends paid by a Fund that the Fund properly reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends, each as further defined in the SAI, are not subject to withholding of U.S. federal income tax, provided that certain requirements are met. A Fund is permitted, but is not required, to report any part of its dividends as are eligible for such treatment. A Fund's dividends other than those the Fund so reports as capital gain dividends, short-term capital gain dividends, or interest-related dividends generally will be subject to U.S. withholding tax at a 30% rate (or lower applicable treaty rate). See each Fund's SAI for further information.
The U.S. Treasury and IRS generally require a Fund to obtain information sufficient to identify the status of each shareholder under sections 1471-1474 of the Code, and the U.S. Treasury and IRS guidance issued thereunder (collectively, the “Foreign Account Tax Compliance Act” or “FATCA”) or under an applicable intergovernmental agreement between the United States and a foreign government. Please see the SAI for more information on FATCA reporting requirements.
Cost Basis Reporting. U.S. Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund Shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, DST Asset Manager Solutions, Inc. will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.
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Financial Intermediary Arrangements
Distribution Arrangements and Rule 12b-1 Fees
The Funds have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act under which a Fund may compensate SSGA FD (or others) for services in connection with the distribution of a Fund's Class A shares and for services provided to shareholders in this class (the “Plan”). The Plan calls for payments at an annual rate (based on average daily net assets) of 0.25% of each Fund's net assets attributable to its Class A shares. Because these fees are paid out of the assets of a Fund attributable to its Class A shares on an ongoing basis, they will increase the cost of your investment and may cost you more over time than paying other types of sales charges.
A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
Other Payments to Financial Intermediaries
In addition to payments under the Plan described above, the Funds may reimburse SSGA FD or its affiliates for payments made to Financial Intermediaries that provide certain administrative, recordkeeping, and account maintenance services. The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.
Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, retirement plan recordkeepers and insurance companies.
In some cases, a Financial Intermediary may hold its clients' Fund Shares in nominee or street name and may utilize omnibus accounts. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: establishing and maintaining shareholder account registrations; receiving and processing purchase and redemption orders, including aggregated orders and delivering orders to the Fund's transfer agent; processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; and collecting and posting distributions to shareholder accounts.
The Financial Intermediary is often compensated by SSGA FD or its affiliates for the services it performs and in such cases is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by SSGA FD or its affiliates to different Financial Intermediaries for distribution and/or shareholder services varies. Any compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.
If you invest through a Financial Intermediary and meet the eligibility criteria for more than one share class, you should discuss with your Financial Intermediary which share class is appropriate for you. Your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend one share class over another, when you are eligible to invest in more than one share class. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Funds or its affiliates with respect to the different share classes offered by the Funds.
SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide other compensation to Financial Intermediaries in connection with sales of the Funds' shares or the servicing of shareholders or shareholder accounts. Such compensation may include, but is not limited to, financial assistance to Financial Intermediaries in connection with conferences, sales, or training programs for their employees; seminars for the public; advertising or sales campaigns; or other Financial Intermediary-sponsored special events. In some instances, this compensation may be made available only to certain Financial Intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Dealers may not use sales of the Funds' shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA.
If payments to Financial Intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may
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have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by SSGA FD and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.
Third-Party Transactions. The State Street Funds have authorized certain Financial Intermediaries to accept purchase, redemption and exchange orders on the State Street Funds' behalf. Orders received for a State Street Fund by a Financial Intermediary that has been authorized to accept orders on the Fund's behalf (or other Financial Intermediaries designated by the Financial Intermediary) will be deemed accepted by the Fund at the time they are received by the Financial Intermediary and will be priced based on the Fund's next NAV determination as long as the Financial Intermediary transmits the order in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will be the sole party to determine if a trade is received in good order. The Financial Intermediary is responsible for transmitting your orders and associated funds in good form and in a timely manner to the applicable State Street Fund(s). The State Street Funds will not be responsible for delays by the Financial Intermediary in transmitting your orders, including timely transfer of payment, to a Fund.
If you are purchasing, selling, exchanging or holding State Street Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.
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Financial Highlights
The financial highlight tables on the following pages are intended to help you understand the financial performance of the below classes for each of the Funds for the past five fiscal years. Certain information reflects the performance results for a single Fund Share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information has been audited by Ernst & Young LLP, the Trust's independent registered public accounting firm, whose report, along with the Funds' financial highlights and financial statements, is included in the annual report to shareholders, which is available upon request. Any references to Notes in these financial highlight tables refer to the “Notes to Financial Statements” section of each Fund's financial statements and the financial information included in these tables should be read in conjunction with the financial statements incorporated by reference in the SAI.
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SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class A
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$5.50	$5.90	$7.96	$8.50	$7.48
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.15	0.10	0.24	0.22	0.11
Net realized and unrealized gain (loss) (c)	1.61	(0.10)	(0.66)	(0.33)	1.03
Total from investment operations	1.76	0.00	(0.42)	(0.11)	1.14
Contribution from Adviser (Note 4)	0.00(d)	—	—	0.01	—
Capital Reimbursement	(0.01)	—	—	—	—
Distributions to shareholders from:
Net investment income	(0.17)	(0.15)	(0.33)	(0.13)	(0.12)
Net realized gains	(0.09)	(0.25)	(1.31)	(0.31)	—
Total distributions	(0.26)	(0.40)	(1.64)	(0.44)	(0.12)
Net asset value, end of period	$6.99	$5.50	$5.90	$7.96	$8.50
Total return (e)	32.46%(f)	(0.47)%	(5.00)%	(1.31)%(g)	15.57%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$8	$6	$52	$52	$53
Ratios to Average Net Assets:
Total expenses (b)	2.07%(h)	1.77%	1.76%	1.62%	1.77%
Net expenses (b)	1.59%(h)	1.25%	1.25%	1.25%	1.37%
Net investment income (loss) (b)	2.31%	1.74%	3.63%	2.70%	1.42%
Portfolio turnover rate	35%	42%	39%	51%	38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
(f)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.46%.
(g)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.44)%.
(h)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.

55

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class I
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$5.54	$5.94	$8.03	$8.57	$7.52
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.16	0.17	0.21	0.26	0.14
Net realized and unrealized gain (loss) (c)	1.60	(0.15)	(0.64)	(0.35)	1.02
Total from investment operations	1.76	0.02	(0.43)	(0.09)	1.16
Contribution from Adviser (Note 4)	0.00(d)	—	—	0.01	—
Capital Reimbursement	(0.01)	—	—	—	—
Distributions to shareholders from:
Net investment income	(0.19)	(0.17)	(0.35)	(0.15)	(0.11)
Net realized gains	(0.09)	(0.25)	(1.31)	(0.31)	—
Total distributions	(0.28)	(0.42)	(1.66)	(0.46)	(0.11)
Net asset value, end of period	$7.01	$5.54	$5.94	$8.03	$8.57
Total return (e)	32.56%(f)	(0.37)%	(5.13)%	(1.15)%(g)	15.96%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$1,907	$1,514	$1,418	$1,568	$1,496
Ratios to Average Net Assets:
Total expenses (b)	1.97%(h)	1.64%	1.57%	1.37%	1.51%
Net expenses (b)	1.48%(h)	1.12%	1.06%	1.00%	1.11%
Net investment income (loss) (b)	2.46%	3.11%	3.20%	3.15%	1.81%
Portfolio turnover rate	35%	42%	39%	51%	38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
(f)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.56%.
(g)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.27)%.
(h)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.

56

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street Defensive Emerging Markets Equity Fund Class K
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$5.58	$5.98	$8.05	$8.60	$7.55
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.16	0.18	0.25	0.20	0.15
Net realized and unrealized gain (loss) (c)	1.64	(0.16)	(0.66)	(0.30)	1.03
Total from investment operations	1.80	0.02	(0.41)	(0.10)	1.18
Contribution from Adviser (Note 4)	0.00(d)	—	—	0.01	—
Capital Reimbursement	(0.01)	—	—	—	—
Distributions to shareholders from:
Net investment income	(0.20)	(0.17)	(0.35)	(0.15)	(0.13)
Net realized gains	(0.09)	(0.25)	(1.31)	(0.31)	—
Total distributions	(0.29)	(0.42)	(1.66)	(0.46)	(0.13)
Net asset value, end of period	$7.08	$5.58	$5.98	$8.05	$8.60
Total return (e)	32.80%(f)	(0.14)%	(4.82)%	(1.22)%(g)	16.02%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$890	$749	$826	$952	$2,243
Ratios to Average Net Assets:
Total expenses (b)	1.84%(h)	1.52%	1.51%	1.37%	1.40%
Net expenses (b)	1.35%(h)	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) (b)	2.54%	3.27%	3.80%	2.29%	1.93%
Portfolio turnover rate	35%	42%	39%	51%	38%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amounts shown in this caption for a share outstanding may not accord with the change in aggregate gains and losses in securities for the fiscal period because of the timing of sales and repurchases of Fund shares in relation to fluctuating market values for the Fund.
(d)	Amount is less than $0.005 per share.
(e)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
(f)	If an Affiliate had not made a contribution during the year ended August 31, 2021, the total return would have remained 32.80%.
(g)	If the Adviser had not made a contribution during the year ended August 31, 2018, the total return would have been (1.35)%.
(h)	Includes the effect of taxes and fees, that are not subject to the expense limitation agreement, which impacted the ratio by 0.35%.
57

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class A
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$9.46	$9.59	$10.96	$11.76	$10.05
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.25	0.19	0.22	0.26	0.27
Net realized and unrealized gain (loss)	2.31	(0.00)(c)	(1.07)	(0.63)	1.69
Total from investment operations	2.56	0.19	(0.85)	(0.37)	1.96
Distributions to shareholders from:
Net investment income	(0.18)	(0.32)	(0.52)	(0.43)	(0.25)
Net asset value, end of period	$11.84	$9.46	$9.59	$10.96	$11.76
Total return (d)	27.33%	1.75%	(7.46)%	(3.35)%	19.95%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$4,642	$4,141	$4,148	$6,933	$6,679
Ratios to Average Net Assets:
Total expenses (b)	1.55%	1.48%	1.49%	1.49%	1.31%
Net expenses (b)	1.29%	1.20%	1.22%	1.25%	1.07%
Net investment income (loss) (b)	2.30%	2.03%	2.19%	2.28%	2.51%
Portfolio turnover rate	111%	104%	125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

58

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class I
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$9.51	$9.65	$11.05	$11.81	$10.10
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.31	0.22	0.34	0.44	0.25
Net realized and unrealized gain (loss)	2.32	0.00(c)	(1.17)	(0.74)	1.74
Total from investment operations	2.63	0.22	(0.83)	(0.30)	1.99
Distributions to shareholders from:
Net investment income	(0.21)	(0.36)	(0.57)	(0.46)	(0.28)
Net asset value, end of period	$11.93	$9.51	$9.65	$11.05	$11.81
Total return (d)	27.94%	2.02%	(7.03)%	(2.84)%	20.23%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$3,419	$2,557	$4,610	$2,551	$594
Ratios to Average Net Assets:
Total expenses (b)	1.11%	1.15%	1.12%	1.00%	1.09%
Net expenses (b)	0.85%	0.87%	0.84%	0.76%	0.85%
Net investment income (loss) (b)	2.88%	2.33%	3.38%	3.84%	2.33%
Portfolio turnover rate	111%	104%	125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.

59

SSGA FUNDS
FINANCIAL HIGHLIGHTS
Selected data for a share outstanding throughout each period

	State Street International Stock Selection Fund Class K
	Year Ended 8/31/21	Year Ended 8/31/20	Year Ended 8/31/19	Year Ended 8/31/18	Year Ended 8/31/17
Net asset value, beginning of period	$9.52	$9.65	$11.04	$11.82	$10.12
Income (loss) from investment operations:
Net investment income (loss) (a)(b)	0.32	0.24	0.31	0.32	0.25
Net realized and unrealized gain (loss)	2.31	(0.00)(c)	(1.12)	(0.64)	1.75
Total from investment operations	2.63	0.24	(0.81)	(0.32)	2.00
Distributions to shareholders from:
Net investment income	(0.22)	(0.37)	(0.58)	(0.46)	(0.30)
Net asset value, end of period	$11.93	$9.52	$9.65	$11.04	$11.82
Total return (d)	27.97%	2.21%	(6.98)%	(2.80)%	20.25%
Ratios and Supplemental Data:
Net assets, end of period (in 000s)	$76,748	$60,185	$53,350	$67,632	$80,137
Ratios to Average Net Assets:
Total expenses (b)	1.01%	1.03%	1.03%	0.99%	0.99%
Net expenses (b)	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income (loss) (b)	2.93%	2.52%	3.07%	2.72%	2.37%
Portfolio turnover rate	111%	104%	125%	72%	94%

(a)	Average daily shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by the investment adviser and for certain funds, custody credit arrangements.
(c)	Amount is less than $0.005 per share.
(d)	Total return is calculated assuming a purchase of shares at net asset value on the first day and a sale at net asset value on the last day of each period reported. Distributions are assumed, for the purpose of this calculation, to be reinvested at net asset value per share on the respective payment dates of the Fund. Results represent past performance and are not indicative of future results.
60

Contacting the State Street Funds
Online:	www.ssga.com	24 hours a day, 7 days a week
Phone:	(800) 647-7327	Monday – Friday 7:00 am – 5:00 pm EST
Written requests should be sent to:
Regular mail	Overnight/ Registered, Express, Certified Mail
SSGA Funds P.O. Box 219737 Kansas City, MO 64121-9737	SSGA Funds 430 W 7th Street Suite 219737 Kansas City, MO 64105-1407
The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposits in the mail or with such services, or receipt at the Funds' post office box, of purchase orders or redemption requests, do not constitute receipt by the Funds or Transfer Agent.
61

For more information about the Funds:
The Funds' SAI includes additional information about the Funds and is incorporated by reference into this document. Additional information about the Funds' investments is available in the Funds' most recent annual and semi-annual reports to shareholders. In a Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year. The Funds' SAI is available, without charge, upon request. The Funds' annual and semi-annual reports are available, without charge, upon request. Shareholders in the Funds may make inquiries to the Funds to receive such information by calling (800) 647-7327 or the customer service center at the telephone number shown in the accompanying contract prospectus, if applicable. Each Fund's Prospectus and SAI are available, and the annual and semi-annual reports to shareholders are available, free of charge, on the Funds' website at www.ssga.com.
Reports and other information about the Funds are available free of charge on the EDGAR Database on the SEC's Internet site at http://www.sec.gov. Copies of this information also may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
SSGA Funds Management, Inc.
ONE IRON STREET
BOSTON, MASSACHUSETTS 02210
SSGACOMBSCSTATPRO	SSGA Funds' SEC File No. 811-05430

SSGA FUNDS

(the “Trust”)

One Iron Street

Boston, Massachusetts 02210

STATEMENT OF ADDITIONAL INFORMATION

December 29, 2021

	Class N (formerly, Institutional Class)	Class A	Class I	Class K

SSGA Domestic Equity Funds
STATE STREET S&P 500 INDEX FUND	SVSPX	N/A	N/A	N/A
SSGA International Equity Funds
STATE STREET DEFENSIVE EMERGING MARKETS EQUITY FUND	SSEMX	SSELX	SSEOX	SSEQX
STATE STREET INTERNATIONAL STOCK SELECTION FUND	SSAIX	SSILX	SSIPX	SSIQX

This Statement of Additional Information (“SAI”) relates to the Prospectuses dated December 29, 2021, for each of the Funds listed above.

This SAI is not a prospectus and should be read in conjunction with each applicable Fund’s Prospectuses. This SAI describes the Trust generally and provides additional information about the Funds. A copy of each Prospectus or the most recent Annual Reports to Shareholders (“Annual Reports”), which contain the Funds’ financial statements incorporated herein by reference, can be obtained free of charge, upon request, by calling (800) 647-7327. You may also obtain the Prospectuses or Annual Reports through the Trust’s website at www.ssga.com. Capitalized terms used in this SAI and not otherwise defined have the meanings assigned to them in the Prospectus.

SSGACOMBSAI

GENERAL

The Trust is a single legal entity organized on October 3, 1987 as a Massachusetts business trust, and operates under a Second Amended and Restated Master Trust Agreement, dated May 15, 2012, as amended (the “Master Trust Agreement”).

The Trust is registered with the Securities and Exchange Commission (the “SEC”) as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust offers shares of beneficial interest in the Funds as described in the applicable Prospectuses. Each of the Funds is diversified as provided by the 1940 Act. Under the 1940 Act, a diversified company is defined as a management company which meets the following requirements: at least 75% of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities limited in respect of any single issuer to 5% or less of each of the Fund’s total assets, and to not more than 10% of the outstanding voting securities of such issuer.

SSGA Funds Management, Inc. (the “Adviser” or “SSGA FM”) serves as the investment manager of each Fund.

Effective October 12, 2018, the SSGA International Stock Selection Fund was renamed the State Street International Stock Selection Fund; and the SSGA S&P 500 Index Fund was renamed the State Street S&P 500 Index Fund.

Effective January 22, 2019, the State Street Disciplined Emerging Markets Equity Fund changed its name to State Street Defensive Emerging Markets Equity Fund.

Effective June 17, 2019, the State Street S&P 500 Index Fund no longer operates in a master-feeder arrangement, and will make direct investments consistent with its investment strategy instead of investing substantially all of its assets in a master portfolio advised by SSGA FM that was a separate series of State Street Master Funds (the “Master Portfolio”).

DESCRIPTION OF INVESTMENTS AND RISKS

Each Fund’s Prospectus contains information about the investment objective and policies of that Fund. This SAI should only be read in conjunction with the Prospectus of the Fund or Funds in which you intend to invest.

In addition to the principal investment strategies and the principal risks of the Funds described in each Fund’s Prospectus, a Fund may employ other investment practices and may be subject to additional risks, which are described below.

ADDITIONAL INVESTMENTS AND RISKS

To the extent consistent with its investment objective and restrictions, each Fund may invest in the following instruments and use the following techniques (unless otherwise noted).

American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”). State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may invest in ADRs, GDRs and EDRs under certain circumstances as an alternative to directly investing in foreign securities. ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. ADRs trade on U.S. securities exchanges, but are treated as “foreign securities” for purposes of the limitations on a Fund’s investments in foreign securities because they are subject to many of the same risks as foreign securities as described below.

In addition to ADRs, the Funds listed above may invest in sponsored or unsponsored GDRs and EDRs to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. The Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

ADRs do not eliminate the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs and GDRs rather than directly in a foreign issuer’s stock, a Fund can minimize currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the U.S. for many ADRs and GDRs. The information available for ADRs and GDRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards may be more uniform and more exacting than those to which many foreign issuers are subject.

Cleared Derivatives Transactions. Transactions in some types of swaps are required to be centrally cleared by applicable rules and regulations. In a cleared derivatives transaction, a Fund’s counterparty to the transaction is a central derivatives clearing organization, or clearing house, rather than a bank or broker. Because the Funds are not members of a clearing house, and only members of a clearing house can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, a Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house. Centrally cleared derivative arrangements may be less favorable to a Fund than bilateral (non-cleared) arrangements. For example, a Fund may be required to provide greater amounts of margin for cleared derivatives transactions than for bilateral derivatives transactions. Also, in contrast to bilateral derivatives transactions, in some cases following a period of notice to a Fund, a clearing member generally can require termination of existing cleared derivatives transactions at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing transactions or to terminate transactions at any time. Each Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or which the Adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of the transaction, including loss of an increase in the value of the transaction and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member. Also, such documentation typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent.

Counterparty risk with respect to derivatives has been and will continue to be affected by new rules and regulations relating to the derivatives market. With respect to a centrally cleared transaction, a party is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position. Credit risk of market participants with respect to centrally cleared derivatives is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account (which can be invested in instruments permitted under the regulations). Therefore, a Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers, with a claim against the clearing member for any deficiency. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amount is generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission (the “CFTC”) require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the assets attributable to it in the clearing house’s omnibus account to satisfy payment obligations a defaulting customer of the clearing member has to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers, rather than individually for each customer. A Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives positions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

Convertible Securities. State Street International Stock Selection Fund and State Street Defensive Emerging Markets Equity Fund may hold convertible securities of foreign or domestic issuers. A convertible security is a fixed-income security which may be converted into the issuer’s common or preferred stock at a stated price within a specified period of time. Convertible securities are senior to common stocks in a corporation’s capital structure but are usually subordinated to similar nonconvertible securities. Convertible securities provide, through their conversion feature, an opportunity to participate in capital appreciation resulting from a market price advance in a convertible security’s underlying common stock. The price of a convertible security is influenced by the market value of the underlying common stock and tends to increase as the market value of the underlying stock rises, whereas it tends to decrease as the market value of the underlying stock declines.

Custodial Risk. There are risks involved in dealing with the custodians or brokers who hold a Fund’s investments or settle a Fund’s trades. It is possible that, in the event of the insolvency or bankruptcy of a custodian or broker, a Fund would be delayed or prevented from recovering its assets from the custodian or broker, or its estate, and may have only a general unsecured claim against the custodian or broker for those assets. In recent insolvencies of brokers or other financial institutions, the ability of certain customers to recover their assets from the insolvent’s estate has been delayed, limited, or prevented, often unpredictably, and there is no assurance that any assets held by a Fund with a custodian or broker will be readily recoverable by the Fund. In addition, there may be limited recourse against non-U.S. sub-custodians in those situations in which a Fund invests in markets where custodial and/or settlement systems and regulations are not fully developed, including emerging markets, and the assets of the Fund have been entrusted to such sub-custodians. SSGA FM or an affiliate may serve as the custodian of the Funds.

Risks Associated with Derivatives Regulation. The U.S. government has enacted and is continuing to implement legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (the “EU”) and some other countries have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Such rules and other new rules and regulations could, among other things, restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

For example, in the event of a counterparty’s (or its affiliate’s) insolvency, a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a “bail in”).

The SEC has adopted new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. Compliance with Rule 18f-4 to invest in derivatives and certain related instruments will not be required until approximately the middle of 2022. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. The rule also requires funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As the Funds transition into reliance on Rule 18f-4, the Funds’ approach to asset segregation and coverage requirements described in this SAI may be impacted.

Additionally, U.S. regulators, the EU and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on a Fund’s use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

These and other regulations are relatively new and evolving, so their potential impact on the Funds and the financial system are not yet known.

Other Derivatives Risks. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the assets, rates or indices they are designed to track. In addition, all derivative instruments involve risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. Derivatives are subject to counterparty risk, which is the risk that a loss may be sustained by a Fund as a result of the failure of the other party to a derivative (usually referred to as a “counterparty”) to comply with the terms of the derivative contract. An over-the-counter derivative contract typically can be closed or a position transferred only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Even when derivatives are required by contract to be collateralized, the Fund typically will not receive the collateral for one or more days after the collateral is required to be posted.

Debt Securities. State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may invest in debt securities. The Funds may also invest in debt securities with broad credit ratings that may or may not be investment grade. Debt will typically represent less than 5% of a Fund’s assets. Debt securities are subject to market and credit risk. Lower rated debt securities may include obligations that are in default or that face the risk of default with respect to principal or interest. Such securities are sometimes referred to as “junk bonds.” Please see “Description of Securities Ratings” in Appendix A.

Equity Swaps and Equity Linked Notes. The Funds may invest in equity swaps. Equity swap agreements are contracts between parties in which one party agrees to make payments to the other party based on an interest rate or the change in market value of a specified index or asset. In return, the other party agrees to make payments to the first party based on the return of a different specified index or asset. Although swap agreements entail the risk that a party will default on its payment obligations, the portfolios will seek to manage this risk by entering into agreements only with counterparties that the Adviser deems creditworthy. The Adviser will allow the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Trust’s repurchase agreement guidelines. Swap agreements bear the risk that a Fund will not be able to meet its obligation to the counterparty. A Fund may seek to mitigate this risk by investing in assets generating cash flows consistent with the Fund’s payment obligations under the swap agreement.

To gain additional market exposure, State Street Defensive Emerging Markets Equity Fund may also invest in equity linked notes. These are instruments whose return is determined by the performance of a single equity security, a basket of equity securities, or an equity index. Equity linked notes entail illiquidity and default risk. Due to default risk, the Adviser uses similar analysis to the equity swap procedure in selecting appropriate counterparties.

Eurodollar Certificates of Deposit (“ECDs”), Eurodollar Time Deposits (“ETDs”) and Yankee Certificates of Deposit (“YCDs”). State Street Defensive Emerging Markets Equity Fund, and State Street International Stock Selection Fund may purchase ECDs, ETDs, and YCDs. ECDs are U.S. dollar denominated certificates of deposit and time deposits, respectively, issued by foreign branches of domestic banks. ETDs are U.S. dollar denominated deposits in foreign banks or foreign branches of U.S. banks. YCDs are U.S. dollar denominated certificates of deposit issued by U.S. branches of foreign banks.

Different risks than those associated with the obligations of domestic banks may exist for ECDs, ETDs and YCDs because the banks issuing these instruments, or their domestic or foreign branches, are not necessarily subject to the same regulatory requirements that apply to domestic banks, such as loan limitations, examinations and reserve, accounting, auditing, recordkeeping and public reporting requirements.

Foreign Currency and Foreign Currency Derivatives. State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may invest in foreign currency. The Funds have authority to deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) as a hedge against possible variations in the exchange rate between various currencies. The State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may also deal in forward foreign currency exchange contracts (including those involving the U.S. dollar) in order to seek to generate returns consistent with the Fund’s investment objective and strategies. This is accomplished through individually negotiated contractual agreements to purchase or to sell a specified currency at a specified future date and price set at the time of the contract. A Fund’s dealings in forward foreign currency exchange contracts may be with respect to a specific purchase or sale of a security, or with respect to its portfolio positions generally. A Fund is not obligated to hedge its portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by the Adviser. If properly executed, a Fund’s use of forward foreign currency exchange contracts for hedging purposes may help to reduce losses resulting from depreciation of a foreign currency in which securities in the Fund’s portfolio are denominated.

In addition to the forward foreign currency exchange contracts, the Funds may also purchase or sell listed or over-the-counter (“OTC”) foreign currency options and foreign currency futures and related options as a short or long hedge against possible variations in foreign currency exchange rates. The cost to a Fund of engaging in foreign currency transactions varies with such factors as the currencies involved, the length of the contract period and the market conditions then prevailing. Put and call options on currency may also be used to hedge against fluctuation in currency rates when forward contracts and/or futures are deemed to be not cost effective. Options will not be used to provide leverage in any way.

Certain differences exist among these instruments. For example, foreign currency options provide the holder thereof the rights to buy or sell a currency at a fixed price on a future date. A futures contract on a foreign currency is an agreement between two parties to buy and sell a specified amount of a currency for a set price on a future date. Futures contracts and options on futures contracts are traded on boards of trade or futures exchanges. With the exception of State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund, the Funds will not speculate in foreign security or currency options or futures or related options.

Like other types of derivatives, forward foreign currency exchange contracts, foreign currency options and foreign currency futures are subject to counterparty risk (i.e., the risk that the counterparty to a transaction will not perform under the contract). There can be no guarantee that a currency hedging strategy will produce the desired result. The Adviser may be incorrect in its expectations as to currency fluctuations, and a Fund may incur losses in connection with its currency transactions that it would not otherwise incur. Additionally, an imperfect correlation between movements in the price of the derivative and the price of the security, currency or other investment being hedged creates risk. In the event of an imperfect correlation between a derivative position and the portfolio position intended to be hedged, a Fund may realize a loss on the derivative at the same time the Fund is realizing a loss on the portfolio position being hedged.

Certain Funds may hedge a position with respect to the currency of a particular country to an extent greater than the aggregate market value (at the time of making such transactions) of the securities held in its portfolio denominated or quoted in that particular foreign currency. With the exception of State Street Defensive Emerging Markets Equity Fund, no Fund will enter into a position hedging commitment if, as a result thereof, it would have more than 20% of the value of its assets committed to such contracts or will enter into a forward contract with a term of more than 36 months.

A Fund that invests in foreign securities or securities denominated in foreign currencies (or related foreign currency derivatives) may be adversely affected by changes in currency exchange rates, exchange control regulations, foreign country indebtedness and indigenous economic and political developments. A Fund attempts to buy and sell foreign currencies on favorable terms, but will incur the cost of any price spread on currency exchanges when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to a Fund’s investments in securities of issuers of that country. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of the Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund are permitted to invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If the Funds’ securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board of Trustees (the “Board” or “Board of Trustees”) or its delegate under applicable rules adopted by the SEC. In buying foreign securities, the Fund may convert U.S. dollars into foreign currency, but only to effect securities transactions on foreign securities exchanges and not to hold such currency as an investment.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, each Fund intends to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” and “Asian,” in the manner that affords to the Fund the greatest flexibility in seeking to achieve its investment objective(s). Specifically, in circumstances where the investment objective and/or strategy is to invest at least some percentage of a Fund’s assets in foreign securities, the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)

The issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)	The securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)

The issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, each Fund intends to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” or prohibits such investments altogether, the Fund intends to categorize securities as “foreign,” only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by ADRs, GDRs and EDRs. Please see “American Depositary Receipts, Global Depositary Receipts and European Depositary Receipts” above.

Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. They may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or other taxes (in each case, which taxes could potentially be confiscatory) higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. Such developments include dramatic political changes in government and economic policies in several Eastern European countries and the republics composing the former Soviet Union, as well as the unification of the European Economic Community. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

Forward Commitments. Each Fund may invest in forward commitments. Each Fund may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. A Fund may dispose of a commitment prior to settlement if it is appropriate to do so and the Fund may realize short-term profits or losses upon such sale. When effecting such transactions, cash or other liquid assets (such as liquid high quality debt obligations) held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. Such segregated assets will be marked to market on a daily basis, and if the market value of such assets declines or the market value of the securities to be purchased increases, additional cash or assets will be segregated so that the market value of the segregated assets will equal the amount of such Fund’s obligations. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

Illiquid Securities. Each Fund may invest in illiquid securities. A Fund may not invest more than 15% of its net assets in illiquid investments that are assets. These securities include repurchase agreements that have a maturity of longer than seven days and securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. These securities may also include time deposits with maturities in excess of seven days, variable rate demand notes with demand periods in excess of seven days, unless the Adviser determines that such notes are readily marketable and could be sold promptly at the prices at which they are valued and guaranteed investment contracts; participation interests, floating and variable rate demand obligations and tender option bonds as to which the Fund cannot exercise a demand feature in seven or fewer days or for which there is no secondary market. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation. The Adviser will monitor the liquidity of such restricted securities under the supervision of the Board. The absence of a regular trading market for illiquid securities imposes additional risk on investments in these securities. Illiquid securities may be difficult to value and may often be disposed of only after considerable expense and delay.

The SEC has adopted a liquidity risk management rule (the “Liquidity Rule”) that requires the Funds to establish a liquidity risk management program (the “LRMP”). The Trustees, including a majority of the Independent Trustees (as defined below), have designated the Adviser to administer the Funds’ LRMP. Under the LRMP, the Adviser assesses, manages, and periodically reviews the Funds’ liquidity risk. The Liquidity Rule defines “liquidity risk” as the risk that the Funds could not meet requests to redeem shares issued by the Funds without significant dilution of remaining investors’ interests in the Funds. The liquidity of the Funds’ portfolio investments is determined based on relevant market, trading and investment-specific considerations under the LRMP. To the extent that an investment is deemed to be an illiquid investment or a less liquid investment, the Funds can expect to be exposed to greater liquidity risk. The Liquidity Rule’s impact on a Fund, and on the open-end fund industry in general, is not yet fully known, but the rule could affect a Fund’s performance and its ability to achieve its investment objectives. While the LRMP attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund’s investments.

Interfund Lending. Each Fund may participate in interfund lending. In accordance with an exemptive order received by the Trust from the SEC, the Funds may participate in a joint lending and borrowing facility (the “Credit Facility”). All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. To the extent that the Funds borrow through the program, the costs of any such borrowings must be equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed.

Initial Public Offerings (“IPOs”). Each Fund may at times have the opportunity to invest in securities offered in IPOs. IPOs may not be available to the Funds at all times, and the Funds may not always invest in IPOs offered to them. Investments in IPOs may have a substantial beneficial effect on the Funds’ investment performance. The Funds’ investment return earned during a period of substantial investment in IPOs may not be sustained during other periods when the Funds make more-limited, or no, investments in IPOs. The Funds may lose money on an investment in securities offered in an IPO. There can be no assurance that the Funds will have the opportunity to invest in IPOs that are made available to other clients of State Street Global Advisors (“SSGA”).

IPO Holding Risk. Each Fund may participate in IPO holding. IPO holding is the practice of participating in an IPO with the intent of holding the security for investment purposes. Because an IPO is an equity security that is new to the public market, the value of IPOs may fluctuate dramatically. Therefore, IPOs have greater risks than other equity investments. Because of the cyclical nature of the IPO market, from time to time there may not be any IPOs in which a Fund can participate. Even when a Fund requests to participate in an IPO, there is no guarantee that the Fund will receive an allotment of shares in an IPO sufficient to satisfy the Fund’s desired participation. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

IPO Trading Risk. Each Fund may participate in IPO trading. IPO trading is the practice of participating in an IPO with the intent of immediately selling the security in the secondary market. Engaging in this strategy could result in active and frequent trading. Use of this strategy could increase a Fund’s portfolio turnover and the possibility of realized capital gain. This is not a tax-efficient strategy. From time to time, it may not be possible to pursue an IPO trading strategy effectively because of a limited supply of “hot” IPOs. In addition, this practice may result in losses if a Fund purchases a security in an IPO and there is insufficient demand for the security in the after-market of the IPO. Due to the volatility of IPOs, these investments can have a significant impact on performance, which may be positive or negative.

Market Disruption and Geopolitical Risk

The Funds are subject to the risk that geopolitical events will disrupt securities markets and adversely affect global economies and markets. War, terrorism, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, epidemics or pandemics and systemic market dislocations may be highly disruptive to economies and markets. Those events as well as other changes in non-U.S. and domestic economic and political conditions also could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Given the increasing interdependence between global economies and markets, conditions in one country, market, or region might adversely impact markets, issuers and/or foreign exchange rates in other countries, including the U.S. Continuing uncertainty as to the status of the Euro and the Economic and Monetary Union of the European Union (the “EMU”) has created significant volatility in currency and financial markets generally. Any partial or complete dissolution of the EMU, or any continued uncertainty as to its status, could have significant adverse effects on currency and financial markets, and on the values of a Fund’s investments. At a referendum in June 2016, the United Kingdom (the “U.K.”) voted to leave the European Union (“E.U.”) thereby initiating the British exit from the E.U. (commonly known as “Brexit”). In March 2017, the U.K. formally notified the European Council of the U.K.’s intention to withdraw from the EU pursuant to Article 50 of the Treaty on European Union. This formal notification began a multi-year period of negotiations regarding the terms of the U.K.’s exit from the E.U., which formally occurred on January 31, 2020, when the U.K. entered into an 11-month transition period during which the U.K remained part of the

EU single market and customs union, the laws of which govern the economic, trade and security relations between the U.K. and EU. The transition period concluded on December 31, 2020 and the U.K. left the EU single market and customs union under the terms of a new trade agreement. The agreement governs the new relationship between the U.K. and the EU with respect to trading goods and services but critical aspects of the relationship remain unresolved and subject to further negotiation and agreement. There is still considerable uncertainty relating to the potential consequences associated with the exit, including whether the U.K.’s exit will increase the likelihood of other countries also departing the E.U. Brexit may have a significant impact on the U.K., Europe, and global economies, which may result in increased volatility and illiquidity, and potentially lower economic growth in markets in the U.K., Europe and globally, which may adversely affect the value of the Funds’ investments.

Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (“LIBOR”)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or adversely affect the value of investments traded in these markets, including investments of a Fund.

Many financial instruments use or may use a floating rate based on LIBOR, which is the offered rate for short-term Eurodollar deposits between major international banks. On July 27, 2017, the head of the U.K.’s Financial Conduct Authority (“FCA”) announced a desire to phase out the use of LIBOR by the end of 2021. On March 5, 2021, the FCA and LIBOR’s administrator, ICE Benchmark Administration (“IBA”), announced that most LIBOR settings will no longer be published after the end of 2021 and a majority of U.S. dollar LIBOR settings will no longer be published after June 30, 2023. It is possible that the FCA may compel the IBA to publish a subset of LIBOR settings after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market.

The elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. The U.S. Federal Reserve, based on the recommendations of the New York Federal Reserve’s Alternative Reference Rate Committee (comprised of major derivative market participants and their regulators), has begun publishing a Secured Overnight Funding Rate (SOFR), that is intended to replace U.S. dollar LIBOR. Proposals for alternative reference rates for other currencies have also been announced or have already begun publication. Markets are slowly developing in response to these new rates. Questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.

The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted.

Recent political activity in the U.S. has increased the risk that the U.S. could default on some or any of its obligations. While it is impossible to predict the consequences of such an unprecedented event, it is likely that a default by the U.S. would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the U.S. at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. To the extent a Fund has focused its investments in the stock market index of a particular region, adverse geopolitical and other events could have a disproportionate impact on the Fund.

Market Turbulence Resulting From COVID-19

An outbreak of a respiratory disease caused by a novel coronavirus first detected in China in December 2019 has spread globally in a short period of time. In an organized attempt to contain and mitigate the effects of the spread of the coronavirus known as COVID-19, governments and businesses world-wide have taken aggressive measures, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations. COVID-19 has resulted in the disruption of and delays in the delivery of healthcare services and processes, the cancellation of organized events and educational institutions, the disruption of production and supply chains, a decline in consumer demand for certain goods and services, and general concern and uncertainty, all of which have contributed to increased volatility in global markets. The effects of COVID-19 will likely affect certain sectors and industries more dramatically than others, which may adversely affect the value of a Fund’s investments in those sectors or industries. COVID-19, and other epidemics and pandemics that may arise in the future, could adversely affect the economies of many nations, the global economy, individual companies and capital markets in ways that cannot be foreseen at the present time. In addition, the impact of infectious diseases in developing or emerging market countries may be greater due to limited health care resources. Political, economic and social stresses caused by COVID-19 also may exacerbate other pre-existing political, social and economic risks in certain countries. The duration of COVID-19 and its effects cannot be determined at this time, but the effects could be present for an extended period of time.

Participation Certificates. State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may purchase participation certificates, also known as participation notes. Participation certificates are issued by banks or broker-dealers and are designed to replicate the performance of foreign companies or foreign securities markets and can be used by a Fund as an alternative means to access the securities market of a country. Participation certificates offer a return linked to a particular underlying equity, debt, index or currency; however, the performance results of participation certificates will not replicate exactly the performance of the foreign companies or foreign securities markets that they seek to replicate due to transaction costs and other expenses. Investments in participation certificates involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. Participation certificates are subject to counterparty risk, which is the risk that the broker- dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation certificates constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, the counterparty, and a Fund is relying on the creditworthiness of such counterparty and has no rights under a participation certificate against the issuer of the underlying security. The holder of a participation certificate generally will be entitled to receive from the issuing bank or broker-dealer any dividends paid in connection with the underlying security; however, the holder of the participation certificate does not have voting rights, as the holder would if it owned the underlying security directly.

Participation certificates may be traded OTC or may be listed on an exchange. Participation certificates that are not listed on an exchange may be illiquid and therefore subject to a Fund’s percentage limitation for investments in illiquid securities. Due to liquidity and transfer restrictions, the secondary markets on which unlisted participation certificates are traded may be less liquid than the markets for other securities, which may lead to the absence of readily available market quotations for securities in a Fund’s portfolio. Consequently, it may nevertheless be more difficult for a Fund to accurately assign a daily value to such securities.

Preferred Stocks. A Fund, may invest in preferred stocks. Preferred stock, unlike common stock, generally confers a stated dividend rate payable from the corporation’s earnings. Such preferred stock dividends may be cumulative or noncumulative, fixed, participating, auction rate or other. If interest rates rise, a fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline either absolutely or relative to alternative investments. Preferred stock may have mandatory sinking fund provisions, as well as provisions that allow the issuer to redeem or call the stock. The right to payment of preferred stock is generally subordinate to rights associated with a corporation’s debt securities.

Purchase of Other Investment Company Funds. Each Fund may seek to achieve its investment objective by investing in the shares of certain other investment companies, or exchange traded funds registered as investment companies, that have substantially similar investment objectives and policies, including those advised by the Adviser. With respect to the State Street S&P 500 Index Fund, these investments may be made temporarily, for example, to invest uncommitted cash balances or, in limited circumstances, to assist in meeting shareholder redemptions. The 1940 Act limits the ability of one registered investment company to invest in another. With respect to investments in other mutual funds, pursuant to an exemptive order received by the Trust from the SEC, the amount of securities of underlying mutual funds that a Fund may hold may exceed the limitations in the 1940 Act, provided that certain conditions are met. The conditions are intended to address certain abuses perceived to be associated with a “fund-of-funds,” including unnecessary costs (such as sales loads, advisory fees that may be borne by a Fund and administrative costs), and undue influence by a fund-of-funds over the underlying fund. The conditions apply only when a Fund and its affiliates in the aggregate own more than 3% of the outstanding shares of any one underlying fund. After January 19, 2022, if shares of a Fund are purchased by another fund beyond the limits of Section 12 of the 1940 Act, and the Fund purchases shares of another investment company, the Fund will not be able to make new investments in other funds, including private funds exempt from the definition of “investment company” under the 1940 Act by Sections 3(c)(1) or 3(c)(7) thereof, if, as a result of such investment, more than 10% of the Fund’s assets would be invested in other funds.

Registration under the Commodity Exchange Act. The Funds are operated by persons who have claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Funds under the Commodity Exchange Act (the “CEA”), and therefore, are not subject to registration or regulation as a commodity pool operator under the CEA. As a result, the Funds are limited in their ability to trade instruments subject to the CFTC’s jurisdiction, including commodity futures (which include futures on broad-based securities indexes, interest rate futures and currency futures), options on commodity futures, certain swaps or other investments (whether directly or indirectly through investments in other investment vehicles).

Under this exclusion, a Fund must satisfy one of the following two trading limitations whenever it enters into a new commodity trading position: (1) the aggregate initial margin and premiums required to establish the Fund’s positions in CFTC-regulated instruments may not exceed 5% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such investments); or (2) the aggregate net notional value of such instruments, determined at the time the most recent position was established, may not exceed 100% of the liquidation value of the Fund’s portfolio (after accounting for unrealized profits and unrealized losses on any such positions). A Fund would not be required to consider its exposure to such instruments if they were held for “bona fide hedging” purposes, as such term is defined in the rules of the CFTC. In addition to meeting one of the foregoing trading limitations, the Fund may not market itself as a commodity pool or otherwise as a vehicle for trading in the markets for CFTC-regulated instruments.

Repurchase Agreements. Each Fund may enter into repurchase agreements with banks, other financial institutions, such as broker-dealers, and other institutional counterparties. Under a repurchase agreement, the Funds purchase securities from a financial institution that agrees to repurchase the securities at the Fund’s original purchase price plus interest within a specified time. A Fund will limit repurchase transactions to those member banks of the Federal Reserve System, broker-dealers and other financial institutions whose creditworthiness the Adviser considers satisfactory. Should the counterparty to a transaction fail financially, a Fund may encounter delay and incur costs before being able to sell the securities, or may be prevented from realizing on the securities. Further, the amount realized upon the sale of the securities may be less than that necessary to fully compensate the Fund.

Private Placements and Restricted Securities. The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. While such private placements may offer attractive opportunities for investment not otherwise available on the open market, the securities so purchased are often “restricted securities,” i.e., securities which cannot be sold to the public without registration under the Securities Act of 1933 (the “Securities Act”) or the availability of an exemption from registration (such as Rules 144 or 144A), or which are not readily marketable because they are subject to other legal or contractual delays in or restrictions on resale. Generally speaking, restricted securities may be sold only to qualified institutional buyers, or in a privately negotiated transaction to a limited number of purchasers, or in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act.

Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. Market quotations for such securities are generally less readily available than for publicly traded securities. The absence of a trading market can make it difficult to ascertain a market value for such securities for purposes of computing the Fund’s net asset value, and the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of publicly traded securities. Disposing of such securities, which may be illiquid investments, can involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Fund to sell them promptly at an acceptable price. The Fund may have to bear the extra expense of registering such securities for resale and the risk of substantial delay in effecting such registration.

A Fund may be deemed to be an “underwriter” for purposes of the Securities Act when selling restricted securities to the public, and in such event the Fund may be liable to purchasers of such securities if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which are a form of borrowing, under the circumstances described in “Investment Restrictions.” Under reverse repurchase agreements, a Fund transfers possession of portfolio securities to a counterparty in return for cash in an amount equal to a percentage of the portfolio securities’ market value and agrees to repurchase the securities at a future date by repaying the cash with interest. Each Fund retains the right to receive interest and principal payments from the securities while they are in the possession of the securities. Cash or liquid high quality debt obligations from a Fund’s portfolio equal in value to the repurchase price including any accrued interest will be segregated by the custodian on the Fund’s records while a reverse repurchase agreement is in effect. Reverse repurchase agreements involve the risk that the market value of securities sold by a Fund may decline below the price at which it is obligated to repurchase the securities. Reverse repurchase agreements involve the risk that the buyer of the securities sold might be unable to deliver them when a Fund seeks to repurchase the securities. If the buyer files for bankruptcy or becomes insolvent, a Fund may be delayed or prevented from recovering the security that it sold.

Securities Lending. Each Fund may lend portfolio securities to certain creditworthy borrowers in U.S. and non-U.S. markets in an amount not to exceed 40% of the value of its net assets. The borrowers provide collateral that is marked to market daily in an amount at least equal to the current market value of the securities loaned. A Fund may terminate a loan at any time and obtain the securities loaned. A Fund receives the value of any interest or cash or non-cash distributions paid on the loaned securities. A Fund cannot vote proxies for securities on loan, but may recall loans to vote proxies if a material issue affecting the Fund’s economic interest in the investment is to be voted upon. Efforts to recall such securities promptly may be unsuccessful, especially for foreign securities or thinly traded securities, and may involve expenses to a Fund. Distributions received on loaned securities in lieu of dividend payments (i.e., substitute payments) would not be considered qualified dividend income.

With respect to loans that are collateralized by cash, the borrower typically will be entitled to receive a fee based on the amount of cash collateral. A Fund is compensated by the difference between the amount earned on the reinvestment of cash collateral and the fee paid to the borrower. In the case of collateral other than cash, a Fund is compensated by a fee paid by the borrower equal to a percentage of the market value of the loaned securities. Any cash collateral may be reinvested in certain high quality short-term instruments either directly on behalf of the lending Fund or through one or more joint accounts or funds, which may include those managed by the Adviser. A Fund could lose money due to a decline in the value of collateral provided for loaned securities or any investments made with cash collateral. Certain non-cash collateral or investments made with cash collateral may have a greater risk of loss than other non-cash collateral or investments.

A Fund may pay a portion of the interest or fees earned from securities lending to a borrower as described above, and to one or more securities lending agents approved by the Board who administer the lending program for the Funds in accordance with guidelines approved by the Board. In such capacity, the lending agent provides the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) causing the delivery of loaned securities from a Fund to borrowers; (iii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iv) seeking additional collateral, as necessary, from borrowers; (v) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (vi) returning collateral to borrowers; (vii) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (viii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending Authorization Agreement; (ix) selecting securities, including amounts (percentages), to be loaned; (x) recordkeeping and accounting servicing; and (xi) arranging for return of loaned securities to the Fund in accordance with the terms of the Securities Lending Authorization Agreement. State Street Bank and Trust Company (“State Street”), an affiliate of the Trust, has been approved by the Board to serve as securities lending agent for each Fund and the Trust has entered into an agreement with State Street for such services. Among other matters, the Trust has agreed to indemnify State Street for certain liabilities. State Street has received an order of exemption from the SEC under Sections 17(a), 17(d) and 12(d)(1) under the 1940 Act to serve as the lending agent for affiliated investment companies such as the Trust, to invest the cash collateral received from loan transactions in an affiliated cash collateral fund and to receive a fee based on a share of the revenue generated from such transactions.

Securities lending involves exposure to certain risks, including operational risk (i.e., the risk of losses resulting from problems in the settlement and accounting process especially so in certain international markets such as Taiwan), “gap” risk (i.e., the risk of a mismatch between the return on cash collateral reinvestments and the fees a Fund has agreed to pay a borrower), risk of loss of collateral, credit, legal, counterparty and market risk. If a securities lending counterparty were to default, a Fund would be subject to the risk of a possible delay in receiving collateral (or the proceeds of its liquidation) or in recovering the loaned securities. In the event a borrower does not return a Fund’s securities as agreed, the Fund may experience losses if the proceeds received from liquidating the collateral do not at least equal the value of the loaned security at the time the collateral is liquidated, plus the transaction costs incurred in purchasing replacement securities. Although State Street has agreed to provide a Fund with indemnification in the event of a borrower default, a Fund is still exposed to the risk of losses in the event a borrower does not return a Fund’s securities as agreed. For example, delays in recovery of lent securities may cause a Fund to lose the opportunity to sell the securities at a desirable price with guaranteed delivery provisions.

Special Situations. State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may invest in joint ventures, cooperatives, partnerships, private placements, unlisted securities, and other similar vehicles (collectively, “special situations”). Investments in special situations could enhance a Fund’s capital appreciation potential. These investments are generally illiquid and subject to the same risks and limitations associated with illiquid securities, as described above. Due to foreign ownership restrictions, such Funds may invest periodically in illiquid securities which are or become illiquid due to restrictions on foreign ownership imposed by foreign governments. Said securities may be more difficult to price and trade.

Special Risk Considerations of Investing in China. Certain Funds may invest in securities of Chinese issuers. Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and U.S. or foreign government interventions or restrictions with respect to Chinese issuers, which could preclude the Fund from making certain investments or result in the Fund selling investments at disadvantageous times and which may also cause reduced liquidity and increased price volatility in such investments, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unavailability of consistently-reliable economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, and (xvi) custody risks associated with investing through programs to access Chinese securities. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

In addition, unexpected political, regulatory and diplomatic events, such as the U.S.-China “trade war” that intensified in 2018, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. The current political climate and the further escalation of a trade war between China and the United States may have an adverse effect on both the U.S. and Chinese economies, as each country has recently imposed tariffs on the other country’s products. Some U.S. politicians have recently sought to limit certain U.S. investors from investing in Chinese companies. In January 2020, the U.S. and China signed a “Phase 1” trade agreement that reduced some U.S. tariffs on Chinese goods while boosting Chinese purchases of American goods. However, this agreement left in place a number of existing tariffs, and it is unclear whether further trade agreements may be reached in the future. Events such as these and their impact on the Funds are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future.

Total Rate of Return Swaps. State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may invest in total rate of return swaps. The Funds may contract with a counterparty to pay a stream of cash flows and receive the total return of an index or a security for purposes of attempting to obtain a particular desired return at a lower cost to the Funds than if they had invested directly in an instrument that yielded that desired return. The Adviser will cause the Funds to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Trust’s repurchase agreement guidelines.

Temporary Defensive Positions. From time to time, the State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund may take temporary defensive positions in attempting to respond to adverse market, economic or other conditions. Temporary defensive positions may be taken, for example, to preserve capital or if a Fund is unable to pursue its investment strategies or acquire the types of securities in which it normally invests. Temporary defensive positions will be in high-quality fixed income securities, cash or cash equivalents. These positions include, but are not limited to: (1) obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities; (2) commercial paper, bank certificates of deposit, bankers’ acceptances and time deposits; (3) repurchase agreements; or (4) uninvested cash, some or all of which may be held in a non-interest bearing demand deposit account at a Fund’s affiliated custodian. The Adviser has discretion in determining: (i) whether taking a temporary defensive position is appropriate for a Fund at a particular time, and (ii) the types of instruments that a Fund will hold in taking a temporary defensive position. While investing defensively, a Fund may maintain a substantial portion of its assets in cash, on which a Fund may earn little if any income.

When taking a temporary defensive position, a Fund may not achieve its investment objective.

U.S. Government Obligations. Each Fund may invest in U.S. Government obligations. The types of U.S. Government obligations in which each Fund may at times invest include (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities which are supported by any of the following: (a) the full faith and credit of the U.S. Treasury, (b) the right of the issuer to borrow an amount limited to a specific line of credit from the U.S. Treasury, (c) discretionary authority of the U.S. Government agency or instrumentality or (d) the credit of the instrumentality (examples of agencies and instrumentalities are: Federal Land Banks, Federal Housing Administration, Federal Farm Credit Bank, Farmers Home Administration, Export-Import Bank of the United States, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Home Loan Banks, General Services Administration, Maritime Administration, Tennessee Development Bank, Student Loan Marketing Association, International Bank for Reconstruction and Development and Federal National Mortgage Association (“Fannie Mae”). No assurance can be given that in the future the U.S. Government will provide financial support to such U.S. Government agencies or instrumentalities described in (2)(b), (2)(c) and (2)(d), other than as set forth above, since it is not obligated to do so by law. Each such Fund may purchase U.S. Government obligations on a forward commitment basis.

Since September 2008, Fannie Mae and the Federal Home Loan Mortgage Corporation (together, the “GSEs”) have been placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). The U.S. Treasury, FHFA and the Federal Reserve have taken the steps to support the conservatorship. No assurance can be given that those initiatives with respect to the debt

Warrants. Each Fund may invest in warrants. Warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to the expiration date. No Fund will invest more than 5% of the value of its net assets in warrants, or more than 2% in warrants which are not listed on the New York or American Stock Exchanges.

When-Issued, Delayed Delivery and Forward Commitment Transactions. To secure an advantageous price or yield, certain Funds may purchase securities on a when-issued, delayed delivery, to-be-announced (“TBA”) or forward commitment basis and may sell securities on a forward commitment or delayed delivery basis. A Fund will enter into when-issued, delayed delivery, TBA or forward commitment transactions for the purpose of acquiring securities and not for the purpose of leverage.

When purchasing a security on a when-issued, delayed delivery, TBA or forward commitment basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value (“NAV”). When such transactions are negotiated, certain terms may be fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. In general, a Fund does not pay for the securities until received and does not start earning interest or other income until the contractual settlement date. A Fund may take delivery of the securities or it may sell the securities before the settlement date.

At the time of delivery of the securities, the value may be more or less than the purchase or sale price. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, TBA or forward commitment purchases are outstanding, the purchases may result in a form of leverage and give rise to increased volatility of the Fund’s NAV. Default by, or bankruptcy of, a counterparty to a when-issued, delayed delivery, TBA or forward commitment transaction would expose the Fund to possible losses because of an adverse market action, expenses or delays in connection with the purchase or sale of the pools specified in such transaction. Purchases of when-issued, delayed delivery, TBA or forward commitment securities also involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

Cash or other liquid assets in an amount equal to the amount of a Fund’s when-issued, delayed-delivery, TBA or forward commitment purchase obligations will be earmarked on the Fund’s books. There is no guarantee, however, that such earmarking will be successful in reducing or eliminating the leveraging effect of such transactions or the risks associated with leverage.

A TBA transaction involves a commitment to purchase securities sold for a fixed price where the underlying securities are announced at a future date. The seller does not specify the particular securities to be delivered. Instead, a Fund agrees to accept any security that meets specified terms. For example, in a TBA mortgage-backed security transaction, a Fund and the seller would agree upon the issuer, interest rate and terms of the underlying mortgages. The seller would not identify the specific underlying mortgages until it issues the security. For this reason, in a TBA transaction, a Fund commits to purchase securities for which all specific information is not yet known at the time of the trade, particularly the exact face amount in forward commitment mortgage-backed securities transactions. The purchaser in a TBA transaction generally is subject to increased market risk and interest rate risk because the delivered securities may be less favorable than anticipated by the purchaser.

Certain Funds may also enter into a forward commitment to sell securities it owns. The use of forward commitments enables a Fund to hedge against anticipated changes in interest rates and prices. In a forward sale, a Fund does not participate in gains or losses on the security occurring after the commitment date. Forward commitments to sell securities also involve a risk of loss if the seller fails to take delivery after the value of the securities has declined. Forward commitment transactions involve additional risks similar to those associated with investments in options and futures contracts.

Financial Industry Regulatory Authority, Inc. (“FINRA”) rules impose mandatory margin requirements for “Covered Agency Transactions,” which include TBA Transactions, certain transactions in pass-through mortgage-backed securities or small-business administration-backed asset-backed securities and transactions in collateralized mortgage obligations (“CMOs”), in each case where such transactions have delayed contractual settlement dates of a specified period. There are limited exceptions to these margin requirements. Covered Agency Transactions historically have not been required to be collateralized. The collateralization of Covered Agency Transactions is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of such transactions and impose added operational complexity.

Asset Segregation and Coverage. A Fund may be required to earmark or otherwise segregate liquid assets in respect of its obligations under derivatives transactions that involve contractual obligations to pay in the future, or a Fund may engage in other measures to “cover” its obligations with respect to such transactions. The amounts that are earmarked or otherwise segregated may be based on the notional value of the derivative or on the daily mark-to-market obligation under the derivatives contract and may be reduced by amounts on deposit with the applicable broker or counterparty to the derivatives transaction. In certain circumstances, a Fund may enter into an offsetting position rather than earmarking or segregating liquid assets. A Fund may modify its asset segregation and coverage policies from time to time. Although earmarking or segregating may in certain cases have the effect of limiting a Fund’s ability to engage in derivatives transactions, the extent of any such limitation will depend on a variety of factors, including the method by which the Fund determines the nature and amount of assets to be earmarked or segregated.

FUND SPECIFIC INVESTMENT STRATEGIES: A Fund may invest in the following instruments and utilize the following investment techniques:

Applicable to State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund only:

Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There may be less publicly available information about foreign companies comparable to the reports and ratings published regarding U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. Many foreign markets have substantially less volume than either the established domestic securities exchanges or the OTC markets. Securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which may be fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of securities exchanges, brokers and listed companies than in the U.S., and capital requirements for brokerage firms are generally lower. Settlement of transactions in foreign securities may, in some instances, be subject to delays and related administrative uncertainties.

Investments in companies domiciled in emerging market countries may be subject to additional risks than investment in the U.S. and in other developed countries. These risks include: (1) Volatile social, political and economic conditions in emerging or developing markets can cause exposure to economic structures that are generally less diverse and mature. Emerging market countries can have political systems which can be expected to have less stability than those of more developed countries. The possibility may exist that recent favorable economic developments in certain emerging market countries may be suddenly slowed or reversed by unanticipated political or social events in such countries. Moreover, the economies of individual emerging market countries may differ favorably or unfavorably from the U.S. economy in such respects as the rate of growth in gross domestic product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. (2) The small current size of the markets for such securities and the currently low or nonexistent volume of trading can result in a lack of liquidity and in greater price volatility. Until recently, there has been an absence of a capital market structure or market-oriented economy in certain emerging market countries. To the extent a Fund invests in securities denominated in foreign currencies, the value of such securities to the Fund will be affected by changes in currency exchange rates and in exchange control regulations. A change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in the U.S. dollar value of a Fund’s securities. In addition, some emerging market countries may have fixed or managed currencies which are not free-floating against the U.S. dollar. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steady devaluation relative to the U.S. dollar. Many emerging markets countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. (3) The existence of national policies may restrict a Fund’s investment opportunities and may include restrictions on investment in issuers or industries deemed sensitive to national interests. (4) Some emerging markets countries may not have developed structures governing private or foreign investment and may not allow for judicial redress for injury to private property.

The Funds endeavor to buy and sell foreign currencies on favorable terms. Price spreads on currency exchange (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds from the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies which would prevent a Fund from repatriating invested capital and dividends, withhold portions of interest and dividends at the source, or impose other taxes, with respect to the Fund’s investments in securities of issuers of that country. There also is the possibility of expropriation, nationalization, withholding or other taxation (in each case, which taxes could potentially be confiscatory), foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, domestic and foreign political or social instability, or diplomatic developments that could adversely affect investments in securities of issuers in those nations.

The Funds may be affected either favorably or unfavorably by fluctuations in the relative rates of exchange between the currencies of different nations, exchange control regulations and indigenous economic and political developments.

Applicable to State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund:

Exchange Traded Funds. An exchange-traded fund (“ETF”) is an investment company that trades like a stock throughout the day. An ETF is similar to an index fund in that it will primarily invest in the securities of companies that are included in a selected market index. An ETF will invest in either all of the securities or a representative sample of the securities included in the index.

Although ETFs are legally classified as open-end companies or unit investment trusts (“UITs”), they differ from traditional open-end companies and UITs in the following respects:

•	ETFs do not sell individual shares directly to investors and only issue their shares in large blocks (blocks of 50,000 shares, for example) that are known as “Creation Units”;

•

Investors generally do not purchase Creation Units with cash. Instead, they buy Creation Units with a basket of securities that generally mirrors the ETF’s portfolio. Those who purchase Creation Units are frequently institutions; and

•

After purchasing a Creation Unit, an investor often splits it up and sells the individual shares on a secondary market. This permits other investors to purchase individual shares (instead of Creation Units).

Investors who want to sell their ETF shares have two options: (1) they can sell individual shares to other investors on the secondary market, or (2) they can sell the Creation Units back to the ETF. In addition, ETFs generally redeem Creation Units by giving investors the securities that comprise the portfolio instead of cash. Because of the limited redeemability of ETF shares, ETFs are not considered to be—and may not call themselves—mutual funds. ETFs are subject to the risk that the value of the securities in which the ETF invests may go up or down in response to the prospects of the underlying securities and/or general economic conditions. Price changes may be temporary or may last for extended periods.

Applicable to State Street S&P 500 Index Fund:

Cash Reserves. The Fund may hold portions of its assets in cash or short-term debt instruments with remaining maturities of 397 days or less pending investment or to meet anticipated redemptions and day-to-day operating expenses. Short-term debt instruments consist of: (i) short-term obligations of the U.S. Government, its agencies, instrumentalities, authorities or political subdivisions; (ii) other short-term debt securities rated at the time of purchase Aa or higher by Moody’s or AA or higher by S&P Global Ratings (“S&P”) or, if unrated, of comparable quality in the opinion of the Adviser; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements. At the time the Fund invests in commercial paper, bank obligations or repurchase agreements, the issuer or the issuer’s parent must have outstanding debt rated Aa or higher by Moody’s or AA or higher by S&P or outstanding commercial paper or bank obligations rated Prime-1 by Moody’s or A-1 by S&P; or, if no such ratings are available, the instrument must be of comparable quality in the opinion of the Adviser. To the extent that the Fund holds the foregoing instruments its ability to track its corresponding Index may be adversely affected. See Appendix A for more information on the ratings of debt instruments.

Futures Contracts and Options on Futures. The Fund may enter into futures contracts on securities in which it may invest or on indices comprised of such securities and may purchase and write call and put options on such contracts.

Futures contracts. A financial futures contract is a contract to buy or sell a specified quantity of financial instruments such as U.S. Treasury bills, notes and bonds at a specified future date at a price agreed upon when the contract is made. An index futures contract is a contract to buy or sell specified units of an index at a specified future date at a price agreed upon when the contract is made. The value of a unit is based on the current value of the index. Under such contracts no delivery of the actual securities making up the index takes place. Rather, upon expiration of the contract, settlement is made by exchanging cash in an amount equal to the difference between the contract price and the closing price of the index at expiration, net of variation margin previously paid. Futures contracts are traded in the United States only on commodity exchanges or boards of trade — known as “contract markets” — approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts (other than index futures) by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery, but rather by entering into an offsetting contract (a “closing transaction”). Upon entering into a futures contract, the Fund is required to deposit an initial margin with the futures broker. The initial margin serves as a “good faith” deposit that the 500 Fund will honor its futures commitments. Subsequent payments (called “variation margin” or “maintenance margin”) to and from the broker are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Futures contracts also involve brokerage costs. If the Fund is unable to enter into a closing transaction, the amount of the Fund’s potential loss may be unlimited.

The Fund will not commit more than 5% of the market value of its total assets to initial margin deposits on futures and premiums paid for options on futures.

Options on Securities and Securities Indices. The Fund may purchase or sell options on securities in which it may invest and on indices that are comprised of securities in which it may invest, subject to the limitations set forth above and provided such options are traded on a regulated exchange or in the OTC market. A call option on a securities index grants the purchaser of the call, for a premium paid to the seller, the right to receive in cash an amount equal to the difference between the closing value of the index and the exercise price of the option times a multiplier established by the exchange upon which the option is traded. Typically, a call option will be profitable to the holder of the option if the value of the security or the index increases during the term of the option; a put option will be valuable if the value of the security or the index decreases during the term of the option. The Fund may also invest in warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time.

Applicable to State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund:

DERIVATIVES, HEDGING STRATEGIES AND RELATED INVESTMENT TECHNIQUES

The Funds described in this section of the SAI may use derivative instruments, among other things, to hedge against movements in the equity markets, interest rates and currency exchange rates through the use of swaps, options, futures transactions, and options on futures. Some Funds may also use derivative instruments to seek to generate investment returns. The Funds have authority to write (sell) covered call and put options on portfolio securities, purchase put and call options on securities and engage in transactions in stock index options, stock index futures and financial futures and related options on such futures and may enter into such options and futures transactions either on exchanges or in the OTC markets. Some Funds may engage in options and futures transactions for hedging purposes, in which case, the Adviser believes that such strategies will not subject that Fund to the risks frequently associated with the speculative use of options and futures transactions. The Funds may also choose to use derivatives to generate exposure to securities or markets more efficiently than through direct investment in a security or group of securities. Although the use of hedging strategies by a Fund is intended to reduce the volatility of the NAV of the Fund’s shares, the NAV will nevertheless fluctuate. There can be no assurance that the use of derivatives or hedging transactions will be effective.

Writing Covered Call Options. The Funds are authorized to write (sell) covered call options on the securities in which they may invest and to enter into closing purchase transactions with respect to such options. Writing a call option obligates a Fund to sell or deliver the option’s underlying security, in return for the strike price, upon exercise of the option. By writing a call option, the Fund receives an option premium from the purchaser of the call option. Writing covered call options is generally a profitable strategy if prices remain the same or fall. Through receipt of the option premium, the Fund would seek to mitigate the effects of a price decline. By writing covered call options, however, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, a Fund’s ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction.

Writing Covered Put Options. The Funds are authorized to write (sell) covered put options on their portfolio securities and to enter into closing transactions with respect to such options.

When a Fund writes a put option in return for receipt of a premium, the Fund assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The Fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for an option the Fund has written, however, the Fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.

The Funds may write put options as an alternative to purchasing actual securities. If security prices rise, a Fund would expect to profit from a written put option, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the Fund will also profit, because it should be able to close out the option at a lower price. If security prices fall, the Fund would expect to suffer a loss. This loss should be less than the loss the Fund would have experienced from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Purchasing Put Options. The Funds are authorized to purchase put options to hedge against a decline in the market value of their portfolio securities. By buying a put option a Fund has the right (but not the obligation) to sell the underlying security at the exercise price, thus limiting the Fund’s risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid by the Fund for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund’s position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. The Funds will not purchase put options on securities (including stock index options) if as a result of such purchase, the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Purchasing Call Options. The Funds are also authorized to purchase call options. The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price (call options on futures contracts are settled by purchasing the underlying futures contract). A Fund will purchase call options only in connection with “closing purchase transactions.” The Funds will not purchase call options on securities (including stock index options) if as a result of such purchase the aggregate cost of all outstanding options on securities held by a Fund would exceed 5% of the market value of its total assets.

Interest Rate and Financial Futures and Options. The Funds may invest in interest rate futures contracts, foreign currency futures contracts, and options thereon that are traded on a U.S. or foreign exchange or board of trade. An interest rate, foreign currency or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) or foreign currency or the cash value of an index or interest rate at a specified price at a future date. A futures contract on an index is an agreement between two parties (buyer and seller) to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Using futures to effect a particular strategy instead of using the underlying or related security or index may result in lower transaction costs being incurred. Although the value of an index may be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering interest rates, several indexes and a number of financial instruments and foreign currencies.

Each Fund may also purchase and write call and put options on futures contracts. Options on futures contracts possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (in the case of a call) or short position (in the case of a put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. An option on a futures contract may be closed out (before exercise or expiration) by an offsetting purchase or sale of an option on a futures contract of the same series.

A Fund will only enter into futures contracts and options on futures contracts which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system. A Fund will enter into a futures contract only if the contract is “covered” or if the Fund at all times maintains with the custodian liquid assets equal to or greater than the fluctuating value of the contract (less any margin or deposit). A Fund will write a call or put option on a futures contract only if the option is “covered.”

Restrictions on the Use of Futures Transactions. The purchase or sale of a futures contract differs from the purchase or sale of a security in that no purchase price is paid or received at the outset of the transaction. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as “initial margin” and represents a “good faith” deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called “variation margin,” are required to be made on a daily basis as the price of the futures contract fluctuates making the long and short positions in the futures contracts more or less valuable, a process known as “marking to market.” At any time prior to the settlement date of the futures contract, a Fund may seek to close out a position by taking an opposite position which will operate to terminate the position in the futures contract; however, there is no guarantee that a Fund will be able to do so. Upon termination of a futures contract, a final determination of variation margin is then made, additional cash is required to be paid to or released by the broker and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

Restrictions on OTC Options. The Funds may engage in OTC options (including OTC foreign security and currency options and options on foreign security and currency futures if permitted by its investment mandate), only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or with affiliates of such banks or dealers which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million. A Fund will acquire only those OTC options for which the Adviser believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option).

The staff of the SEC has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Funds have adopted an operating policy pursuant to which they will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of: (1) the market value of outstanding OTC options held by a Fund; (2) the market value of the underlying securities covered by outstanding OTC call options sold by a Fund; (3) margin deposits on a Fund’s existing OTC options on futures contracts; and (4) the market value of all other assets of a Fund that are illiquid or are not otherwise readily marketable, would exceed 15% of its net assets, taken at market value. However, if an OTC option is sold by a Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and a

Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is “in-the-money” (current market value of the underlying security minus the option’s strike price). The repurchase price with primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option plus the amount by which the option is “in-the-money.”

Risk Factors in Options, Futures and Forward Transactions. The use of options and futures involves the risk of imperfect correlation in movements in the price of options and futures for hedging purposes and movements in the price of the reference asset. If the price of the options or futures moves more or less than the price of reference asset, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the reference asset. The successful use of options and futures also depends on the Adviser’s ability to correctly predict price movements in the market involved in a particular options or futures transaction. To compensate for imperfect correlations, a Fund may purchase or sell stock index options or futures contracts in a greater dollar amount than the reference asset if the volatility of the reference asset is historically greater than the volatility of the stock index options or futures contracts. Conversely, a Fund may purchase or sell fewer stock index options or futures contracts, if the historical price volatility of the reference asset is less than that of the stock index options or futures contracts. The risk of imperfect correlation generally tends to diminish as the maturity date of the stock index option or futures contract approaches. Options are also subject to the risks of an illiquid secondary market, particularly in strategies involving writing options, which a Fund cannot terminate by exercise. In general, options whose strike prices are close to their underlying instruments’ current value will have the highest trading volume, while options whose strike prices are further away may be less liquid.

The Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time. When effecting such transactions, cash or marketable securities held by a Fund of a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated by the custodian on the Funds’ records at the trade date and maintained until the transaction is settled. The failure of the other party to the transaction to complete the transaction may cause a Fund to miss an advantageous price or yield. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the other party fails to complete the transaction.

The Funds intend to enter into options and futures transactions, on an exchange or in the OTC market, only if there appears to be a liquid secondary market for such options or futures or, in the case of OTC transactions, the Adviser believes the Fund can receive on each business day at least two independent bids or offers. However, there can be no assurance that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures position. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in a derivative position. To the extent that a Fund uses futures, options or forward instruments to gain direct exposure to a security or market, the use of such instruments could expose the Fund to the effects of leverage, which could increase the Fund’s exposure to the market and magnify potential losses.

The exchanges on which options on securities and currency options are traded have generally established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written in one or more accounts or through one or more brokers). “Trading limits” are imposed on the maximum number of contracts which any person may trade on a particular trading day.

In addition, if a futures broker of a Fund becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearing house fully discharging all of its obligations. In the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts. Also, in contrast to the treatment of margin provided for cleared derivatives, the futures broker does not typically notify the futures clearing house of the amount of margin provided by the futures broker to the futures clearing house that is attributable to each customer. Therefore, a Fund is subject to the risk that its margin will be used by the futures clearing house to satisfy the obligations of another customer of its futures broker. In addition, in the event of the bankruptcy or insolvency of a clearing house, a Fund might experience a loss of funds deposited through its futures broker as margin with the clearing house, a loss of unrealized profits on its open positions, and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before a Fund could obtain the return of funds owed to it by a futures broker who was a member of such clearing house. Furthermore, if a futures broker does not comply with the applicable regulations or its agreement with a Fund, or in the event of fraud or misappropriation of customer assets by a futures broker, a Fund could have only an unsecured creditor claim in an insolvency of the futures broker with respect to margin held by the futures broker.

Description of Benchmark Indices

The following are descriptions of indices against which certain Funds measure their performance, or from which a Fund chooses securities for investment.

State Street S&P 500 Index Fund. The S&P 500® Index (the “Index”) is composed of the common stocks of 500 companies which are chosen by Standard & Poor’s Financial Services LLC (“Standard & Poor’s”) to best capture the performance of the large-cap segment of the market and it is considered to be a proxy of the U.S. equity market. The Index is structured to approximate the general distribution of industries in the U.S. economy. The inclusion of a stock in the Index in no way implies that Standard & Poor’s believes the stock to be an attractive investment, nor is Standard & Poor’s a sponsor or in any way affiliated with the Fund. The index captures approximately 80% coverage of available market capitalization of all U.S. common stocks. The Index is weighted by float-adjusted market capitalization. Constituent selection is at the discretion of the Index Committee and it is based on the eligibility criteria. The Index has a fixed constituent company count of 500. Sector balance, as measured by a comparison of each GICS sector’s weight in an index with its weight in the S&P Total Market Index, in the relevant market capitalization range, is also considered in the selection of companies for the Index.

State Street Defensive Emerging Markets Equity Fund measures its performance against the MSCI® Emerging Markets Index. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. As of October 31, 2021, the MSCI Emerging Markets Index consisted of the following emerging market country indices: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Saudi Arabia, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

State Street International Stock Selection Fund measures its performance against the MSCI® EAFE® Index. The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets countries excluding USA and Canada. As of October 31, 2021, the MSCI EAFE Index included the following countries: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

INVESTMENT RESTRICTIONS

Applicable to the State Street International Stock Selection Fund and State Street S&P 500 Index Fund:

The Trust has adopted the following fundamental investment restrictions with respect to the Funds, which may not be changed without the affirmative vote of a “majority of the outstanding voting securities” of a Fund, which is defined in the 1940 Act to mean the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund and (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are present at the meeting in person or by proxy.

1.	A Fund may borrow money and issue senior securities to the extent consistent with applicable law from time to time.

2.	A Fund may make loans, including to affiliated investment companies, to the extent consistent with applicable law from time to time.

3.	A Fund may purchase or sell commodities to the extent consistent with applicable law from time to time.

4.	A Fund may purchase, sell or hold real estate to the extent consistent with applicable law from time to time.

5.	A Fund may underwrite securities to the extent consistent with applicable law from time to time.

For State Street International Stock Selection Fund:

6.

A Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax-exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing.

For State Street S&P 500 Index Fund:

6.

The Fund may not purchase any security if, as a result, 25% or more of the Fund’s total assets (taken at current value) would be invested in a particular industry (for purposes of this restriction, investment companies are not considered to constitute a particular industry or group of industries), except as is consistent with applicable law from time to time and as follows: the Fund is permitted to invest without limit in “government securities” (as defined in the 1940 Act) and tax exempt securities issued by a U.S. territory or possession, a state or local government, or a political subdivision of any of the foregoing. The Fund may concentrate its investments in securities of issuers in the same industry as may be necessary to approximate the composition of the Fund’s underlying Index.

For each Fund, all percentage limitations (except the limitation to borrowings) on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Except for the investment restrictions expressly identified as fundamental, or to the extent designated as such in the Prospectus with respect to a Fund, the other investment policies described in this SAI or in the Prospectus are not fundamental and may be changed by approval of the Trustees without shareholder approval.

Additional Information

Fundamental Investment Restrictions (1) through (5), as numbered above, of the State Street International Stock Selection Fund and State Street S&P 500 Index Fund, limit a Fund’s ability to engage in certain investment practices and purchase securities or other instruments to the extent consistent with applicable law as that law changes from time to time. Applicable law includes the 1940 Act, the rules or regulations thereunder and applicable orders of the SEC as are currently in place. In addition, interpretations and guidance provided by the SEC staff may be taken into account, where deemed appropriate by a Fund, to determine if an investment practice or the purchase of securities or other instruments is permitted by applicable law. As such, the effects of these limitations will change as the statute, rules, regulations or orders (or, if applicable, interpretations) change, and no shareholder vote will be required or sought when such changes permit or require a resulting change in practice.

Applicable to State Street Defensive Emerging Markets Equity Fund only:

The Fund is subject to certain fundamental investment restrictions. A fundamental restriction may only be changed by a vote of a “majority of the outstanding voting securities” of the Fund. A majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities. Unless otherwise noted, these restrictions apply at the time an investment is made. The Fund’s investment objective, as set forth in the Fund’s Prospectus, is fundamental. In addition, except as specifically noted below:

1.

The Fund will not invest 25% or more of the value of its total assets in securities of companies primarily engaged in any one industry (other than the U.S. Government, their agencies and instrumentalities; and also, with respect to State Street Defensive Emerging Markets Equity Fund only, emerging market governments, their agencies and instrumentalities). Concentration may occur as a result of changes in the market value of portfolio securities, but may not result from investment. (Fundamental restriction.)

2.

The Fund will not borrow money, except as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions (not for leveraging or investment), provided that borrowings do not exceed an amount equal to 33-1/3% of the current value of the Fund’s assets taken at market value, less liabilities other than borrowings. If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. The Fund will not purchase investments once borrowed funds exceed 5% of its total assets. (Fundamental restriction.)

3.

The Fund will not pledge, mortgage, or hypothecate its assets. However, the Fund may pledge securities having a market value (on a daily marked-to-market basis) at the time of the pledge not exceeding 33-1/3% of the value of the Fund’s total assets to secure borrowings permitted by paragraph (2) above. (Fundamental restriction.)

4.

The Fund will not with respect to 75% of its total assets, invest in securities of any one issuer (other than securities issued by the U.S. Government, its agencies and instrumentalities), if immediately after and as a result of such investment the current market value of the Fund’s holdings in the securities of such issuer exceeds 5% of the value of the Fund’s assets and to not more than 10% of the outstanding voting securities of such issuer. (Fundamental restriction.)

5.

The Fund will not make loans to any person or firm; provided, however, that the making of a loan shall not include (i) the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government which are publicly distributed or of a type customarily purchased by institutional investors, or (ii) the entry into “repurchase agreements” or “reverse repurchase agreements.” The Fund may lend its portfolio securities to broker-dealers or other institutional investors if the aggregate value of all securities loaned does not exceed 33-1/3% of the value of the Fund’s total assets. Portfolio securities may be loaned if collateral values are continuously maintained at no less than 100% by “marking to market” daily. (Fundamental restriction.)

6.

The Fund will not purchase or sell commodities or commodity futures contracts or option on a futures contract except that the Fund may enter into futures contracts and options thereon for hedging purposes, including protecting the price or interest rate of a security that the Fund intends to buy and which relate to securities in which the Fund may directly invest and indices comprised of such securities, and may purchase and write call and put options on such contracts, and if, as a result thereof, no more than 10% of the Fund’s total assets (taken at market value at the time of entering into the contract) would be committed to initial deposits and premiums on open futures contracts and options on such contracts. (Fundamental restriction.)

7.

The Fund will not purchase or sell real estate or real estate mortgage loans; provided, however, that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein (including real estate investment trusts), and may purchase or sell currencies (including forward currency exchange contracts), futures contracts and related options generally as described in the Prospectus and Statement of Additional Information. (Fundamental restriction.)

8.

The Fund will not except as required in connection with permissible financial options activities and futures contracts, purchase securities on margin or underwrite securities issued by others, except that the Fund will not be deemed to be an underwriter or to be underwriting on account of the purchase of securities subject to legal or contractual restrictions on disposition. This restriction does not preclude the Fund from obtaining such short-term credit as may be necessary for the clearance of purchases and sales of its portfolio securities. (Fundamental restriction.)

9.

The Fund will not issue senior securities, except as permitted by its investment objective, policies and restrictions, and except as permitted by the 1940 Act. This restriction shall not be deemed to prohibit the Fund from (i) making any permitted borrowings, mortgages or pledges, or (ii) entering into repurchase transactions. (Fundamental restriction.)

10.

The Fund will not purchase or sell puts, calls or invest in straddles, spreads or any combination thereof, except as described herein and in the Fund’s Prospectus, and subject to the following conditions: (i) such options are written by other persons and (ii) the aggregate premiums paid on all such options which are held at any time do not exceed 5% of the Fund’s total assets. (Fundamental restriction.)

11.

The Fund will not make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Fund may make initial margin deposits and variation margin payments in connection with transactions in futures contracts and related options. (Fundamental restriction.)

12.	The Fund will not make investments for the purpose of gaining control of an issuer’s management.

With respect to the industry concentration outlined in Investment Restriction No. 1, the Adviser treats U.S. domestic banks and foreign branches of U.S. banks as a separate industry from foreign banks.

To the extent these restrictions reflect matters of operating policy which may be changed without shareholder vote, these restrictions may be amended upon approval by the Board of Trustees and notice to shareholders.

Except with respect to Investment Restriction No. 2, if a percentage restriction is adhered to at the time of investment, a subsequent increase or decrease in a percentage resulting from a change in the values of assets will not constitute a violation of that restriction, except as otherwise noted.

Borrowing. The 1940 Act restricts the Fund from borrowing (including pledging, mortgaging or hypothecating its assets) in excess of 33-1/3% of the current value of the Fund’s assets taken at market value (not including temporary borrowings in excess of 5% of its total assets). If at any time the Fund’s borrowings exceed this limitation due to a decline in net assets, such borrowings will within three days be reduced to the extent necessary to comply with this limitation. Transactions that are fully collateralized in a manner that does not involve the prohibited issuance of a “senior security” within the meaning of Section 18(f) of the 1940 Act, shall not be regarded as borrowing for the purposes of the Fund’s investment restriction.

The Trust acknowledges that current law and regulation under Section 18 of the 1940 Act, as amended, precludes the use of leveraged margin trading by a registered open-end management investment company.

Senior Securities. Senior securities may include any obligation or instrument issued by the Fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it provides allowances for certain borrowings and certain other investments, such as short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, when such investments are “covered” or with appropriate earmarking or segregation of assets to cover such obligations.

Underwriting. Under the 1940 Act, underwriting securities involves the Fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

Concentration. The SEC has defined concentration as investing 25% or more of an investment company’s total assets in an industry or group of industries, with certain exceptions.

Names Rule Policy

To the extent a Fund is subject to Rule 35d-1 under the 1940 Act, the Fund has an investment policy, described in the Fund’s Prospectus, to, under normal circumstances, invest at least 80% of its assets in the particular types of investments suggested by the Fund’s name (a “Name Policy”). “Assets” for the purposes of a Name Policy are net assets plus the amount of any borrowings for investment purposes. The percentage limitation applies at the time of purchase of an investment. A Fund’s Name Policy may be changed by the Board of Trustees without shareholder approval. However, to the extent required by SEC regulations, shareholders will be provided with at least sixty (60) days’ notice prior to any change in a Fund’s Name Policy.

DISCLOSURE OF PORTFOLIO HOLDINGS

Introduction

The policies set forth below to be followed by State Street and SSGA FM (collectively with State Street, the “Service Providers”) for the disclosure of information about the portfolio holdings of the Trust. These disclosure policies are intended to ensure compliance by the Service Providers and the Trust with applicable regulations of the federal securities laws, including the 1940 Act and the Investment Advisers Act of 1940, as amended. The Board of Trustees must approve all material amendments to the policy.

General Policy

It is the policy of the Service Providers to protect the confidentiality of client holdings and prevent the selective disclosure of non-public information concerning the Trust.

No information concerning the portfolio holdings of the Trust may be disclosed to any party (including shareholders) except as provided below. The Service Providers are not permitted to receive compensation or other consideration in connection with disclosing information about a Fund’s portfolio to third parties. In order to address potential conflicts between the interest of Fund shareholders, on the one hand, and those of the Service Providers or any affiliated person of those entities or of the Fund, on the other hand, the Fund’s policies require that non-public disclosures of information regarding the Fund’s portfolio may be made only if there is a legitimate business purpose consistent with fiduciary duties to all shareholders of the Fund.

The Board of Trustees exercises continuing oversight over the disclosure of each Fund’s holdings by (i) overseeing the implementation and enforcement of the portfolio holding disclosure policy, Codes of Ethics and other relevant policies of each Fund and its service providers by the Trust’s Chief Compliance Officer (“CCO”) and (ii) considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act). The Board reserves the right to amend the policy at any time without prior notice in its sole discretion.

Publicly Available Information. Any party may disclose portfolio holdings information after the holdings are publicly available.

Disclosure of the complete holdings of each Fund is required to be made quarterly within 60 days of the end of the Fund’s fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the monthly holdings report on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Funds’ fiscal quarter. You can find SEC filings on the SEC’s website, www.sec.gov. Each Fund will also make complete portfolio holdings available generally no later than 60 calendar days after the end of such Fund’s fiscal quarter or subsequent to periodic portfolio holdings disclosure in the Fund’s filings with the SEC or on their website.

Press Interviews Brokers and Other Discussions

Portfolio managers and other senior officers or spokespersons of the Service Providers or the Trust may disclose or confirm the ownership of any individual portfolio holding position to reporters, brokers, shareholders, consultants or other interested persons only if such information has been previously publicly disclosed in accordance with these disclosure policies. For example, a portfolio manager discussing the Trust may indicate that he owns XYZ Company for the Trust only if the Trust’s ownership of such company has previously been publicly disclosed.

Trading Desk Reports

The Adviser’s trading desk may periodically distribute lists of investments held by its clients (including the Trust) for the general analytical research purposes. In no case may such lists identify individual clients or individual client position sizes. Furthermore, in the case of equity securities, such lists shall not show aggregate client position sizes.

Miscellaneous

Confidentiality Agreement. No non-public disclosure of the Funds’ portfolio holdings will be made to any party unless such party has signed a written Confidentiality Agreement. For purposes of the disclosure policies, any Confidentiality Agreement must be in a form and substance acceptable to, and approved by, the Trust’s officers.

Evaluation Service Providers. There are numerous mutual fund evaluation services (such as Morningstar, Inc. and Broadridge Financial Solutions, Inc., formerly Lipper, Inc.) and due diligence departments of broker-dealers and wirehouses that regularly analyze the portfolio holdings of mutual funds in order to monitor and report on various attributes. These services and departments then distribute the results of their analysis to the public, paid subscribers and/or in-house brokers. In order to facilitate the review of the Trust by these services and departments, the Trust may distribute (or authorize the Service Providers and the Trust’s custodian or fund accountants to distribute) month-end portfolio holdings to such services and departments only if such entity has executed a confidentiality agreement.

Additional Restrictions. Notwithstanding anything herein to the contrary, the Board of Trustees, State Street and SSGA FM may, on a case-by-case basis, impose additional restrictions on the dissemination of portfolio information beyond those found in these disclosure policies.

Waivers of Restrictions. These disclosure policies may not be waived, or exceptions made, without the consent of the Trust’s officers. All waivers and exceptions involving the Trust will be disclosed to the Board of Trustees no later than its next regularly scheduled quarterly meeting.

Disclosures Required by Law. Nothing contained herein is intended to prevent the disclosure of portfolio holdings information as may be required by applicable law. For example, SSGA FM, State Street, the Trust or any of its affiliates or service providers may file any report required by applicable law (such as Schedules 13D, 13G and 13F or Form N-MFP), respond to requests from regulators and comply with valid subpoenas.

PORTFOLIO TURNOVER

Generally, securities are purchased for the Funds for investment income and/or capital appreciation and not for short-term trading profits. Except as otherwise stated in a Fund’s Prospectus or this SAI, the Adviser’s sell discipline for each Fund’s investment in securities is based on the premise of a long-term investment horizon; however, sudden changes in valuation levels arising from, for example, new macroeconomic policies, political developments, and industry conditions could change the assumed time horizon. Additionally, certain of the Funds may invest in foreign securities. As a result, such investments by a Fund may be subject to restrictions on repatriation of capital and/or dividends that may cause the Adviser to change the assumed time horizon with respect to the investments. Liquidity, volatility, and overall risk of a position are other factors considered by the Adviser in determining the appropriate investment horizon. Therefore, the Funds may dispose of securities without regard to the time they have been held when such action, for defensive or other purposes, appears advisable.

Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities for the particular year, by the monthly average value of the portfolio securities owned by a Fund during the year. For purposes of determining the rate, all short-term securities, including options, futures, forward contracts and repurchase agreements, are excluded. A high turnover rate (over 100%) will: (1) increase transaction expenses which will adversely affect a Fund’s performance; and (2) result in increased brokerage commissions and other transaction costs, and the possibility of realized capital gains. To the extent any realized gains are short-term capital gains, they will generally be taxed at ordinary income rates. The payment of any taxes will impact a shareholder’s net return from holding an interest in a Fund.

The portfolio turnover rate of a Fund may also be affected by participation in IPOs. To the extent a Fund is authorized to participate in IPOs, the practice of immediately selling the security in the aftermarket could result in active and frequent trading of portions of the Fund’s portfolio and an increase in the Fund’s portfolio turnover rate.

Portfolio Turnover Rate. The following table shows the Fund’s portfolio turnover rate during the two most recent fiscal years ended August 31.

Fund	2021	2020
State Street S&P 500 Index Fund	4%	5%
State Street Defensive Emerging Markets Equity Fund	35%	42%
State Street International Stock Selection Fund	111%	104%

MANAGEMENT OF THE FUNDS

BOARD OF TRUSTEES AND OFFICERS

The Board of Trustees is responsible for overseeing generally the management, activities and affairs of the Funds and has approved contracts with various organizations to provide, among other services, day-to-day management required by the Trust (see the section called “Investment Advisory and Other Services”). The Board has engaged the Adviser to manage the Funds on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operation of the Trust in accordance with the provisions of the 1940 Act, applicable Massachusetts law and regulation, other applicable laws and regulations, and the Second Amended and Restated Master Trust Agreement.

The Trustees may hold office for the life of the Trust subject to any retirement policy adopted by the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Independent Trustees have adopted a retirement policy that requires each Independent Trustee to submit his or her resignation for consideration upon attaining the age of 75. Under the retirement policy, upon receipt of such a resignation the other Independent Trustees will consider and vote on whether to accept or reject the submitted resignation. If such a resignation is rejected and the Independent Trustee agrees to remain a member of the Board beyond the age of 75, such Independent Trustee must submit his/her resignation annually for such consideration by the other Independent Trustees. A Trustee may resign or retire, and may be removed at any time by a vote of two-thirds of the Trust’s shares or by a vote of a majority of the Trustees. The Trustees shall promptly call and give notice of a meeting of shareholders for the purpose of voting upon removal of any Trustee when requested to do so in writing by holders of not less than 10% of the shares then outstanding. A vacancy on the Board of Trustees may be filled by the vote of a majority of the remaining Independent Trustees, provided that immediately thereafter at least two-thirds of the Trustees have been elected by shareholders. The Independent Trustees shall be eligible to serve as a Chairperson and (or Co-Chairperson) of the Board for a two-year term. The officers, all of whom are elected annually by the Board of Trustees and employed by either the Sub-Administrator or the Adviser or their affiliates, are responsible for the day-to-day management and administration of the Trust’s operations. For the fiscal year ended August 31, 2021, the Board of Trustees held 6 meetings.

The Trustees listed below are also Trustees of the State Street Institutional Investment Trust, the State Street Master Funds and the State Street Navigator Securities Lending Trust (the “Navigator Trust”) and their respective series. Except for Mr. Taber, the Trustees listed below are also Trustees of State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., Elfun Diversified Fund, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund and Elfun Trusts (collectively, the “Elfun Funds”). The following table provides information with respect to each Trustee, including those Trustees who are not considered to be “interested” as that term is defined in the 1940 Act (the “Independent Trustees”), and each officer of the Trusts.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
INDEPENDENT TRUSTEES

Michael F. Holland c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1944	Trustee and Co-Chairperson of the Board	Term: Indefinite Elected: 1/14	Chairman, Holland & Company L.L.C. (investment adviser) (1995 – present).	63	Director, the Holland Series Fund, Inc.; Director, The China Fund, Inc. (1992 – 2017); Director, The Taiwan Fund, Inc. (2007 – 2017); Director, Reaves Utility Income Fund, Inc.; and Director, Blackstone/GSO Loans (and Real Estate) Funds.

, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
Patrick J. Riley c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1948	Trustee and Co-Chairperson of the Board	Term: Indefinite Elected: 1988	2002 to May 2010, Associate Justice of the Superior Court, Commonwealth of Massachusetts; 1985 to 2002, Partner, Riley, Burke & Donahue, L.L.P. (law firm); 1998 to present, Independent Director, State Street Global Advisers Ireland, Ltd. (investment company); 1998 to present, Independent Director, SSGA Liquidity plc (formerly, SSGA Cash Management Fund plc); January 2009 to present, Independent Director, SSGA Fixed Income plc; and January 2009 – 2019, Independent Director, SSGA Qualified Funds PLC.	63	Board Director and Chairman, SPDR Europe 1PLC Board (2011 – present); Board Director and Chairman, SPDR Europe II, PLC (2013 – present).

John R. Costantino c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Chairperson of the Qualified Legal Compliance Committee	Term: Indefinite Elected: 12/18	Senior Advisor to NGN Capital LLC (January 2019 – present); Managing General Partner, NGN Capital LLC (2006 – December 2019).	63	Director of Kleinfeld Bridal Corp. (January 2016 – present); Trustee of Neuroscience Research Institute (1986 – 2017); Trustee of Fordham University (1989 – 1995 and 2001 – 2007) and Trustee Emeritus (2007 – present); Trustee and Independent Chairperson of GE Funds (1993 – February 2011); Director, Muscular Dystrophy Association (since 2019); Trustee of Gregorian University Foundation (1992 – 2007); Chairman of the Board of Directors, Vivaldi Biosciences Inc. (May 2017 - present); Chairman of the Supervisory Board, Vivaldi Biosciences AG. (May 2017 - present); Trustee, Gallim Dance (December 2021 - present).

Michael A. Jessee c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1946	Trustee and Co-Chairperson of the Valuation Committee	Term: Indefinite Appointed: 7/16 Elected: 12/18	Retired; formerly, President and Chief Executive Officer of the Federal Home Loan Bank of Boston (1989 – 2009); Trustee, Randolph-Macon College (2004 – 2016).	63	None.

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
Donna M. Rapaccioli c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1962	Trustee and Chairperson of the Audit Committee	Term: Indefinite Elected: 12/18	Dean of the Gabelli School of Business (2007 – present) and Accounting Professor (1987 – present) at Fordham University.	63	Director- Graduate Management Admissions Council (2015 – present); Trustee of Emmanuel College (2010 – 2019).

Richard D. Shirk c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1945	Trustee	Term: Indefinite Elected: 1988	March 2001 to April 2002, Chairman (1996 to March 2001, President and Chief Executive Officer), Cerulean Companies, Inc. (holding company) (Retired); 1992 to March 2001, President and Chief Executive Officer, Blue Cross Blue Shield of Georgia (health insurer, managed healthcare).	63

1998 to December 2008, Chairman, Board Member and December 2008 to present, Investment Committee Member, Healthcare Georgia Foundation (private foundation); September 2002 to 2012, Lead Director and Board Member, Amerigroup Corp. (managed health care); 1999 to 2013, Board Member and (2001 – 2017) Investment Committee Member, Woodruff Arts Center; 2003 to 2009, Trustee, Gettysburg College; Board member,

Aerocare Holdings (2003 - January 2021), Regenesis Biomedical Inc. (April 2012 - present).

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS AND RELEVANT EXPERIENCE	NUMBER OF FUNDS IN FUND COMPLEX OVERSEEN BY TRUSTEE†	OTHER DIRECTORSHIPS HELD BY TRUSTEE DURING PAST FIVE YEARS
Bruce D. Taber c/o SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1943	Trustee and Co-Chairperson of the Valuation Committee, Co-Chairperson of the Nominating Committee and Co-Chairperson of the Governance Committee	Term: Indefinite Elected: 1991	Retired; 1999 to 2016, Partner, Zenergy LLC (a technology company providing Computer Modeling and System Analysis to the General Electric Power Generation Division); Until December 2008, Independent Director, SSGA Cash Management Fund plc; Until December 2008, Independent Director, State Street Global Advisers Ireland, Ltd. (investment companies).	45	None.
INTERESTED TRUSTEE(1)

Ellen M. Needham(2) SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Trustee and President	Term: Indefinite Elected: 12/18	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).	63	Board Director, SSGA SPDR ETFs Europe I plc (May 2020 – present); Board Director, SSGA SPDR ETFs Europe II plc (May 2020 – present).

†

For the purpose of determining the number of portfolios overseen by the Trustees, “Fund Complex” comprises registered investment companies for which SSGA Funds Management, Inc. serves as investment adviser.

(1)	The individual listed below is a Trustee who is an “interested person,” as defined in the 1940 Act, of the Trust (“Interested Trustee”).
(2)	Ms. Needham is an Interested Trustee because of her employment by SSGA FM, an affiliate of the Trust.
*	Served in various capacities and/or with various affiliated entities during noted time period.

The following lists the principal officers for the Trust, as well as their mailing addresses and ages, positions with the Trust and length of time served, and present and principal occupations:

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
OFFICERS:
Ellen M. Needham SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	President, Trustee	Term: Indefinite Elected: 10/12	Chairman, SSGA Funds Management, Inc. (March 2020 – present); President and Director, SSGA Funds Management, Inc. (2001 – present)*; Senior Managing Director, State Street Global Advisors (1992 – present)*; Manager, State Street Global Advisors Funds Distributors, LLC (May 2017 – present).

Bruce S. Rosenberg SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1961	Treasurer	Term: Indefinite Elected: 2/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (July 2015 – present); Director, Credit Suisse (April 2008 – July 2015).

Ann M. Carpenter SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1966	Vice President and Deputy Treasurer	Term: Indefinite Elected: 10/12 Term: Indefinite Elected: 2/16	Chief Operating Officer, SSGA Funds Management, Inc. (April 2005 – present)*; Managing Director, State Street Global Advisors (April 2005 – present).*

Chad C. Hallett SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Deputy Treasurer	Term: Indefinite Elected: 2/16	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (November 2014 – present); Vice President, State Street Bank and Trust Company (2001 – November 2014).*

Darlene Anderson-Vasquez SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1968	Deputy Treasurer	Term: Indefinite Elected: 11/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (May 2016 – present); Senior Vice President, John Hancock Investments (September 2007 – May 2016).

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Arthur A. Jensen SSGA Funds Management, Inc. 1600 Summer Street Stamford, CT 06905 YOB: 1966	Deputy Treasurer	Term: Indefinite Elected: 9/17	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2016 – present); Mutual Funds Controller at GE Asset Management Incorporated (April 2011 – July 2016).

David Lancaster SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1971	Assistant Treasurer	Term: Indefinite Elected: 11/20	Vice President, State Street Global Advisors and SSGA Funds Management, Inc. (July 2017 – present); Assistant Vice President, State Street Bank and Trust Company (November 2011 – July 2017).*

Brian Harris SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1973	Chief Compliance Officer, Anti- Money Laundering Officer and Code of Ethics Compliance Officer	Term: Indefinite Elected: 11/13 Term: Indefinite Elected: 9/16	Managing Director, State Street Global Advisors and SSGA Funds Management, Inc. (June 2013 – present).*

Sean O’Malley SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1969	Chief Legal Officer	Term: Indefinite Elected: 8/19	Senior Vice President and Deputy General Counsel, State Street Global Advisors (November 2013 – present).

David Barr SSGA Funds Management, Inc. One Iron Street, Boston, MA 02210 YOB:1974	Secretary	Term: Indefinite Elected: 9/20	Vice President and Senior Counsel, State Street Global Advisors (October 2019 – present); Vice President and Counsel, Eaton Vance Corp. (October 2010 – October 2019).

David Urman SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1985	Assistant Secretary	Term: Indefinite Elected: 8/19	Vice President and Senior Counsel, State Street Global Advisors (April 2019 – present); Vice President and Counsel, State Street Global Advisors (August 2015 – April 2019); Associate, Ropes & Gray LLP (November 2012 – August 2015).

NAME, ADDRESS, AND YEAR OF BIRTH	POSITION(S) HELD WITH TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Timothy Collins SSGA Funds Management, Inc. One Iron Street Boston, MA 02210 YOB: 1967	Assistant Secretary	Term: Indefinite Elected: 9/21	Vice President and Senior Counsel, State Street Global Advisors (August 2021 – present); Vice President and Managing Counsel, State Street Corporation (March 2020 – August 2021); Vice President and Senior Counsel (April 2018 – March 2020); Counsel, Sutton Place Investments (January 2010 – March 2018).

*	Served in various capacities and/or with various affiliated entities during noted time period.

Summary of Trustees’ Qualifications

Following is a summary of the experience, attributes and skills which qualify each Trustee to serve on the Trust’s Board.

Michael F. Holland: Mr. Holland is an experienced business executive with over 50 years of experience in the financial services industry including 24 years as a portfolio manager of another registered mutual fund; his experience includes service as a trustee, director or officer of various investment companies. He has served on the Board of Trustees and related committees of State Street Institutional Investment Trust and State Street Master Funds for 21 years (since the trusts’ inception) and possesses significant experience regarding the operations and history of those trusts. Mr. Holland serves as a Trustee of the Navigator Trust, Elfun Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

Patrick J. Riley: Mr. Riley is an experienced business executive with over 44 years of experience in the legal and financial services industries; his experience includes service as a trustee or director of various investment companies and Associate Justice of the Superior Court of the Commonwealth of Massachusetts. He has served on the Board of Trustees and related committees of the Trust for 32 years and possesses significant experience regarding the operations and history of the Trust. Mr. Riley serves as a Trustee of the Navigator Trust, State Street Institutional Trust, State Street Master Funds, Elfun Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

John R. Costantino: In addition to his tenure as a board member of various other funds advised by SSGA FM, Mr. Costantino has over 32 years of private equity investing experience. He has also served as an officer or a board member of charitable organizations and public and private companies for over 31 years. Mr. Costantino is an attorney and a certified public accountant. Mr. Costantino serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, State Street Institutional Funds (independent chairperson through 2016) and State Street Variable Insurance Series Funds, Inc. (independent chairperson through 2016).

Michael A. Jessee: Mr. Jessee is an experienced business executive with approximately 44 years of experience in the banking industry. He previously served as President and Chief Executive Officer of the Federal Home Loan Bank of Boston as well as various senior executive positions of major banks. Mr. Jessee has served on the Navigator Trust’s Board of Trustees and related committees for 25 years and possesses significant experience regarding the trust’s operations and history. Mr. Jessee also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

Donna M. Rapaccioli: Ms. Rapaccioli has over 31 years of service as a full-time member of the business faculty at Fordham University, where she developed and taught undergraduate and graduate courses, including International Accounting and Financial Statement Analysis and has taught at the executive MBA level. She has served on Association to Advance Collegiate Schools of Business accreditation team visits, lectured on accounting and finance topics and consulted for numerous investment banks. Ms. Rapaccioli also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

Richard D. Shirk: Mr. Shirk is an experienced business executive with over 52 years of experience in the health care and insurance industries and with investment matters; his experience includes service as a trustee, director or officer of various health care companies and nonprofit organizations. He has served on the Board of Trustees and related committees of the Trust for 32 years and possesses significant experience regarding the operations and history of the Trust. Mr. Shirk also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc.

Bruce D. Taber: Mr. Taber is an experienced business executive with over 47 years of experience in the power generation, technology and engineering industries; his experience includes service as a trustee or director of various investment companies. He has served on the Board of Trustees and related committees of the Trust for 29 years and possesses significant experience regarding the operations and history of the Trust. Mr. Taber also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust and State Street Master Funds.

Ellen M. Needham: Ms. Needham is a Senior Managing Director of State Street Global Advisors; Head of Global Funds Management, President of SSGA Funds Management, Inc. Ms. Needham serves as a director of SSGA Funds Management, Inc. and a manager of State Street Global Advisors Funds Distributors, LLC. In her role, she is responsible for managing firm-wide processes that focus on governance, fund structure, sub-adviser oversight, tax, product viability, distribution, ongoing monitoring and regulatory coordination across all products globally. Ms. Needham has been involved in the investment industry for over thirty years, beginning her career at State Street in 1989. Ms. Needham also serves as a Trustee of the Navigator Trust, State Street Institutional Investment Trust, State Street Master Funds, Elfun Funds, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. and is a Board Director—SPDR Europe I plc and SPDR Europe II plc Boards.

References to the experience, attributes and skills of Trustees above are pursuant to requirements of the SEC, do not constitute holding out of the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Standing Committees

The Board of Trustees has established various committees to facilitate the timely and efficient consideration of various matters of importance to Independent Trustees, the Trust, and the Trust’s shareholders and to facilitate compliance with legal and regulatory requirements. Currently, the Board has created an Audit Committee, Governance Committee, Nominating Committee, Valuation Committee and Qualified Legal Compliance Committee (the “QLCC”).

The Audit Committee is composed of all of the Independent Trustees. The Audit Committee meets twice a year, or more often as required, in conjunction with meetings of the Board of Trustees. The Audit Committee oversees and monitors the Trust’s internal accounting and control structure, its auditing function and its financial reporting process. The Audit Committee is responsible for selecting and retaining the independent accountants for the Trust. The Audit Committee is responsible for approving the audit plans, fees and other material arrangements in respect of the engagement of the independent accountants, including non-audit services performed. The Audit Committee reviews the qualifications of the independent accountant’s key personnel involved in the foregoing activities and monitors the independent accountant’s independence. During the fiscal year ended August 31, 2021, the Audit Committee held 4 meetings.

Each of the Governance Committee and the Nominating Committee is composed of all the Independent Trustees. The primary functions of the Governance Committee and the Nominating Committee are to review and evaluate the composition and performance of the Board; make nominations for membership on the Board and committees; review the responsibilities of each committee; and review governance procedures, compensation of Independent Trustees, and independence of outside counsel to the Trustees. The Nominating Committee will consider nominees to the Board recommended by shareholders. Recommendations should be submitted in accordance with the procedures set forth in the Nominating Committee Charter and should be submitted in writing to the Trust, to the attention of the Trust’s Secretary, at the address of the principal executive offices of the Trust. Shareholder recommendations must be delivered to, or mailed and received at, the principal executive offices of the Trust not less than sixty (60) calendar days nor more than ninety (90) calendar days prior to the date of the Board or shareholder meeting at which the nominee candidate would be considered for election. The Governance Committee performs an annual self-evaluation of Board members. During the fiscal year ended August 31, 2021, the Governance Committee held 1 meeting and the Nominating Committee held 1 meeting.

The Valuation Committee is composed of all the Independent Trustees. The Valuation Committee’s primary purpose is to review the actions and recommendations of the Adviser’s Oversight Committee no less often than quarterly. The Trust has established procedures and guidelines for valuing portfolio securities and makes fair value determinations from time to time through the Valuation Committee, with the assistance of the Oversight Committee, State Street and SSGA FM. The Valuation Committee reviews the actions and recommendations of the Oversight Committee in connection with quarterly Board meetings. During the fiscal year ended August 31, 2021, the Valuation Committee held 4 meetings.

The QLCC is composed of all the Independent Trustees. The primary functions of the QLCC are to receive quarterly reports from the Trust’s CCO; to oversee generally the Trust’s responses to regulatory inquiries; and to investigate matters referred to it by the Chief Legal Officer and make recommendations to the Board regarding the implementation of an appropriate response to evidence of a material violation of the securities laws or breach of fiduciary duty or similar violation by the Trust, its officers or the Trustees. During the fiscal year ended August 31, 2021, the QLCC held 4 meetings.

Leadership Structure and Risk Management Oversight

The Board has chosen to select different individuals as Co-Chairpersons of the Board of the Trust and as President of the Trust. Currently, Mr. Holland and Mr. Riley, both Independent Trustees, serve as Co-Chairpersons of the Board, Ms. Rapaccioli serves as Chairperson of the Audit Committee, Mr. Costantino serves as Chairperson of the QLCC, Mr. Jessee and Mr. Taber serve as Co-Chairpersons of the Valuation Committee, Mr. Taber serves as Chairperson of the Governance Committee and Mr. Taber serves as Chairperson of the Nominating Committee.

Ms. Needham who is an employee of the Adviser, serves as a Trustee and the President of the Trust. The Board believes that this leadership structure is appropriate, since Ms. Needham provides the Board with insight regarding the Trust’s day-to-day management, while Mr. Holland and Mr. Riley provide an independent perspective on the Trust’s overall operation and Ms. Rapaccioli provides a specialized perspective on audit matters.

The Board has delegated management of the Trust to service providers who are responsible for the day-to-day management of risks applicable to the Trust. The Board oversees risk management for the Trust in several ways. The Board receives regular reports from both the CCO and administrator for the Trust, detailing the results of the Trust’s compliance with its Board-adopted policies and procedures, the investment policies and limitations of the Funds, and applicable provisions of the federal securities laws and Internal Revenue Code of 1986, as amended (the “Code”). As needed, the Adviser discusses management issues regarding the Trust with the Board, and solicits the Board’s input on many aspects of management, including potential risks to the Funds. The Board’s Audit Committee also receives reports on various aspects of risk that might affect the Trust and offers advice to management, as appropriate. The Trustees also meet in executive session with the independent counsel to the disinterested Trustees, the independent registered public accounting firm, counsel to the Trust, the CCO and representatives of management, as needed. Through these regular reports and interactions, the Board oversees the risk management parameters for the Trust, which are effected on a day-to-day basis by service providers to the Trust.

Trustee Ownership of Securities of the Trust, Adviser and Distributor

As of December 31, 2020, none of the Independent Trustees or their immediate family members had any ownership of securities of the Adviser, State Street Global Advisors Funds Distributors, LLC (“SSGA FD”), the Trust’s distributor, or any person directly or indirectly controlling, controlled by or under common control with the Adviser or SSGA FD.

TRUSTEE COMPENSATION

Independent Trustees are compensated on a calendar year basis. Any Trustee who is deemed to be an “interested person” (as defined in the 1940 Act) of the Funds does not receive compensation from the Funds for his or her service as a Trustee. As of January 1, 2020, except as noted below, each Independent Trustee will receive for his or her services to the State Street Master Funds, the State Street Institutional Investment Trust, the Trust, the Elfun Funds and the Navigator Trust, State Street Institutional Funds and State Street Variable Insurance Series Funds, Inc. (together, the “Fund Entities”) a $210,000 annual base retainer in addition to $22,500 for each in-person meeting, $6,000 for each special in-person meeting and $2,500 for each telephonic meeting from the Trust. The Co-Chairpersons receive an additional $60,000 annual retainer. The annual base retainer paid to Mr. Taber is $197,400 in light of the fact that Mr. Taber does not serve as a member of the Board of Trustees of the Elfun Funds, the Board of Trustees of State Street Institutional Funds and the Board of Directors of State Street Variable Insurance Series Funds, Inc. As of January 1, 2020, the total annual compensation paid to the Independent Trustees (other than telephonic and special meeting fees) will be allocated to each Fund Entity as follows: a fixed amount of $21,000 will be allocated to each Fund Entity or, if applicable, each series thereof; and the remainder will be allocated among the Fund Entities or, if applicable, each series thereof that is not a feeder fund in a master-feeder structure, based on relative net assets. The Independent Trustees are reimbursed for travel and other out-of-pocket expenses in connection with meeting attendance. As of the date of this SAI, the Trustees were not paid pension or retirement benefits as part of the Trust’s expenses. However, the Trust has, pursuant to an exemptive order from the SEC, implemented an optional deferred compensation plan by which the Independent Trustees may defer receipt of compensation and receive a return on the deferred amount determined with reference to the performance of shares of specified SSGA Funds. As of the fiscal year ended August 31, 2021, none of the Independent Trustees participated in the optional deferred compensation program. The Trust’s officers are compensated by the Adviser and its affiliates.

Trustee Compensation Table For The Fiscal Year Ended August 31, 2021
	AGGREGATE COMPENSATION FROM TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF TRUST EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM TRUST & FUND COMPLEX PAID TO TRUSTEES
NAME OF INDEPENDENT TRUSTEE
Michael F. Holland	$12,454	$0	$0	$385,000
Patrick J. Riley	$12,454	$0	$0	$385,000
John R. Costantino	$9,916	$0	$0	$325,000
Michael A. Jessee	$9,916	$0	$0	$325,000
Donna M. Rapaccioli	$9,916	$0	$0	$325,000
Richard D. Shirk	$9,916	$0	$0	$325,000
Rina K. Spence(1)	$7,712	$0	$0	$270,000
Bruce D. Taber	$9,906	$0	$0	$312,400
NAME OF INTERESTED TRUSTEE
Ellen M. Needham	$0	$0	$0	$0

(1)	Ms. Spence served as Trustee until June 10, 2021.

EQUITY SECURITIES BENEFICIALLY OWNED BY TRUSTEES

For any Fund that is not listed below for a Trustee, such Trustee beneficially owned no equity securities of the Fund for the calendar year ended December 31, 2020.

Name of Independent Trustee	Dollar Range Of Equity Securities In Each Fund		Aggregate Dollar Range Of Equity Securities In All Registered Investment Companies Overseen By Trustees In Family of Investment Companies
Michael F. Holland	None	None	None
Patrick J. Riley	State Street S&P 500 Index Fund	Over $100,000	Over $100,000
John R. Costantino	None	None	None
Michael A. Jessee	None	None	None
Donna M. Rapaccioli	None	None	None
Richard D. Shirk	None	None	Over $100,000
Bruce D. Taber	State Street S&P 500 Index Fund	Over $100,000	Over $100,000
	State Street International Stock Selection Fund	$10,001-$50,000
Name of Interested Trustee
Ellen M. Needham	None	None	None

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

State Street may from time to time have discretionary authority over accounts which invest in shares of the Funds. These accounts include accounts maintained for securities lending clients and accounts that permit the use of the Funds as short-term cash sweep investments. Shares purchased for all discretionary accounts are held of record by State Street, who retains voting control of such shares. As of November 30, 2021, State Street held of record less than 25% of the issued and outstanding shares of the Funds (in the aggregate) in connection with its discretionary accounts; however, State Street may hold more than 25% of such shares in any one series of the Trust. Consequently, State Street is not deemed to be a controlling person for purposes of the 1940 Act.

The Trustees and officers of the Trust, as a group, own less than 1% of the Funds’ voting securities as of November 30, 2021.

Persons or organizations owning 25% or more of the outstanding shares of a Fund may be presumed to “control” (as that term is defined in the 1940 Act) a Fund. As a result, these persons or organizations could have the ability to approve or reject those matters submitted to the shareholders of such Fund for their approval. As of November 30, 2021, to the knowledge of the Trust, the following persons held of record or beneficially through one or more accounts 25% or more of the outstanding shares of a Fund:

State Street S&P 500 Index Fund – Class N shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—36.16%

State Street Defensive Emerging Markets Equity Fund– Class A shares

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—45.70%

•	SSGA Funds Mgmt. Inc. Attn. Fund Services Team 1 Lincoln St. FL 22 Boston, MA 02111-2901—45.49%

State Street Defensive Emerging Markets Equity Fund – Class I shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—58.63%

State Street Defensive Emerging Markets Equity Fund– Class K shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—99.56%

State Street International Stock Selection Fund – Class A shares

•	MSCS Financial Services, LLC Matrix Trust Company Trustee FBO Pipe Trades DC 36 DCP-Total Return PO Box 52129 Phoenix, AZ 85072-2129—55.12%

State Street International Stock Selection Fund – Class K shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—92.04%

State Street International Stock Selection Fund – Class N shares

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—51.23%

As of November 30, 2021, to the knowledge of the Trust, the following shareholders owned of record or beneficially through one or more accounts 5% or more of the issued and outstanding shares of any class of a Fund. Such shares may be held pursuant to a shareholder servicing arrangement in omnibus accounts for underlying shareholders:

State Street S&P 500 Index Fund – Class N shares

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—12.85%

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905—6.84%

State Street Defensive Emerging Markets Equity Fund – Class A shares

•	JP Morgan Securities LLC Omnibus Account for the exclusive benefit of our customers, Mutual Funds Department 3rd Floor, 4 Chase Metrotech Center, Brooklyn NY 11245-0003—8.81%

State Street Defensive Emerging Markets Equity Fund – Class I shares

•	UBS WM USA, 1000 Harbor Boulevard, Weehawken, NJ 07086-6761—9.76%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—8.07%

•	Charles Schwab & Co Inc., Attn. Mutual Fund Ops, 211 Main Street, San Francisco, CA 94105-1905—6.17%

•	Pershing LLC, 1 Pershing PLZ, Jersey City, NJ 07399-0001—6.16%

State Street Defensive Emerging Markets Equity Fund – Class N shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—24.81%

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 101 Montgomery Street, San Francisco, CA 94104-4151—17.29%

•	TD Ameritrade Inc. for the exclusive benefit of our clients, P.O. Box 2226, Omaha, NE 68103-2226—16.27%

•	SEI Private Trust Company C/O Newport Bank ID 751 Attn. Mutual Fund Administrator One Freedom Valley Drive, Oaks, PA 19456-9989—15.83%

State Street International Stock Selection Fund – Class A shares

•	MSCS Financial Services, LLC Matrix Trust Company Trustee FBO Pipe Trades DC 36 DCP-Current Inc PO Box 52129 Phoenix, AZ 85072-2129—13.06%

•	MSCS Financial Services, LLC Matrix Trust Company Trustee FBO Pipe Trades District Council No. 36 PO Box 52129 Phoenix, AZ 85072-2129—12.46%

•	MSCS Financial Services, LLC Matrix Trust Company Trustee FBO Pipe Trades DC 36 DCP-Maximum App PO Box 52129 Phoenix, AZ 85072-2129—9.49%

•	MSCS Financial Services, LLC Matrix Trust Company Trustee FBO Pipe Trades DC 36 DCP-Total Return PO Box 52129 Phoenix, AZ 85072-2129—5.25%

State Street International Stock Selection Fund – Class I shares

•	National Financial Services LLC for the exclusive benefit of our customers, Attn: Mutual Funds Department 4th floor, 499 Washington Boulevard, Jersey City, NJ 07310-1995—6.79%

State Street International Stock Selection Fund – Class N shares

•	MSCS Financial Services, LLC SEI Private Trust Company C/O Evercore Bank ID 573 Attn. Mutual Fund Administrator One Freedom Valley Drive, Oaks, PA 19456-9989—20.56%

•	National Financial Services Corporation for the exclusive benefit of our customers, 200 Liberty St, 1 World Financial Center, New York, NY 10281—7.41%

•	Charles Schwab & Co Inc., Special Cust A/C for the benefit of our customers, Mutual Funds, 211 Main Street, San Francisco, CA 94105-1905—5.83%

INVESTMENT ADVISORY AND OTHER SERVICES

ADVISER

SSGA FM serves as the Trust’s investment adviser pursuant to an Amended and Restated Advisory Agreement dated April 11, 2012 (the “Advisory Agreement”). The Adviser is a wholly-owned subsidiary of State Street Global Advisors, Inc., which is itself a wholly-owned subsidiary of State Street Corporation, a publicly held financial holding company. The Adviser and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation. State Street, the Trust’s custodian and State Street Global Advisors Funds Distributors, LLC (“SSGA FD” or the “Distributor”), are affiliated persons of the Adviser. The address of the Adviser is One Iron Street, Boston, Massachusetts 02210.

The Advisory Agreement provides for an initial term of two years and thereafter will continue from year to year provided that such continuance is specifically approved at least annually by (a) the Trustees or by the vote of a majority of the outstanding voting securities of a Fund, and (b) vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated by the Adviser or a Fund without penalty upon sixty days’ notice and will terminate automatically upon its assignment.

Under the Advisory Agreement, the Adviser directs the Funds’ investments in accordance with each Fund’s investment objective, policies and limitations. For these services, each Fund pays an annual management fee to the Adviser. The management fee rate is a percentage of the average daily NAV of a Fund, calculated daily and paid monthly.

Advisory Expenses. The following table shows the expenses each Fund accrued to the Adviser during the fiscal years ended August 31:

Fund	2021	2020	2019
State Street S&P 500 Index Fund*	$465,341	$459,670	$97,297
State Street Defensive Emerging Markets Equity Fund	$340,979	$346,330	$448,431
State Street International Stock Selection Fund	$1,417,507	$1,366,304	$1,707,420

*

Prior to June 17, 2019, the State Street S&P 500 Index Fund invested substantially all of its assets in the Master Portfolio. As long as the State Street S&P 500 Index Fund was completely invested in the Master Portfolio, the Adviser was not entitled to receive any investment advisory fee with respect to the State Street S&P 500 Index Fund.

The Adviser has contractually agreed to waive the advisory fee and/or reimburse certain expenses in excess of a certain percentage of average daily net assets on an annual basis (an “expense limitation”) for the Funds. As described in the Prospectus, certain fees and expenses are excluded from the waiver for each Fund. The expense limitations, shown in the chart below, are in effect through December 31, 2022. The applicable amount of waivers and reimbursements are also shown in the table below for the fiscal years ended August 31:

Fund	Expense Limitation	2021	2020	2019
State Street S&P 500 Index Fund*	0.157%	$402,895	$503,835	$712,465
State Street Defensive Emerging Markets Equity Fund	1.00%	$220,409	$240,210	$307,110
State Street International Stock Selection Fund	0.75%	$492,916	$517,114	$635,304

*

Prior to June 17, 2019, the State Street S&P 500 Index Fund invested substantially all of its assets in the Master Portfolio. As long as the State Street S&P 500 Index Fund was completely invested in the Master Portfolio, the Adviser was not entitled to receive any investment advisory fee with respect to the State Street S&P 500 Index Fund.

The Funds are permitted to invest their cash reserves (i.e., monies awaiting investment in portfolio securities suitable for the Funds’ objectives) in money market funds, including money market funds advised by the Adviser (a “Central Fund”). Shares of a Central Fund sold to and redeemed from any participating Fund will not be subject to a redemption fee, distribution fee or service fee.

Other Accounts Managed. The Adviser manages each Fund using a team of investment professionals. The following table lists the number and types of accounts managed by each of the key professionals involved in the day-to-day portfolio management for each Fund and assets under management in those accounts. The total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted twice.

Other Accounts Managed as of August 31, 2021

Portfolio Manager	Registered Investment Company Accounts	Assets Managed (billions)	Other Pooled Investment Vehicle Accounts		Assets Managed (billions)		Other Accounts		Assets Managed (billions)		Total Assets Managed (billions)
Adel Daghmouri	1	$0.48	42	*	$9.03	*	30	**	$19.08	**	$28.59
Chris Laine	1	$0.48	42	*	$9.03	*	30	**	$19.08	**	$28.59
Chee Ooi	1	$0.48	42	*	$9.03	*	30	**	$19.08	**	$28.59
Michael Feehily	133	$905.23	379		$806.85		523		$514.78		$2,226.86
Karl Schneider	133	$905.23	379		$806.85		523		$514.78		$2,226.86
Amy Scofield	133	$905.23	379		$806.85		523		$514.78		$2,226.86

*	Includes 6 accounts (totaling $4.05 billion in assets under management) with performance-based fees.
**	Includes 3 accounts (totaling $3.86 billion in assets under management) with performance-based fees.

Ownership of Securities. As of August 31, 2021, none of the portfolio managers listed above beneficially owned shares of any of the Funds.

A portfolio manager that has responsibility for managing more than one account may be subject to potential conflicts of interest because he or she is responsible for other accounts in addition to the Funds. Those conflicts could include preferential treatment of one account over others in terms of: (a) the portfolio manager’s execution of different investment strategies for various accounts; or (b) the allocation of resources or of investment opportunities.

Portfolio managers may manage numerous accounts for multiple clients. These accounts may include registered investment companies, other types of pooled accounts (e.g., collective investment funds), and separate accounts (i.e., accounts managed on behalf of individuals or public or private institutions). Portfolio managers make investment decisions for each account based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. A potential conflict of interest may arise as a result of the portfolio managers’ responsibility for multiple accounts with similar investment guidelines. Under these circumstances, a potential investment may be suitable for more than one of the portfolio managers’ accounts, but the quantity of the investment available for purchase is less than the aggregate amount the accounts would ideally devote to the opportunity. Similar conflicts may arise when multiple accounts seek to dispose of the same investment. The portfolio managers may also manage accounts whose objectives and policies differ from that of the Funds. These differences may be such that under certain circumstances, trading activity appropriate for one account managed by the portfolio manager may have adverse consequences for another account managed by the portfolio manager. For example, an account may sell a significant position in a security, which could cause the market price of that security to decrease, while a Fund maintained its position in that security.

A potential conflict may arise when the portfolio managers are responsible for accounts that have different advisory fees—the difference in fees could create an incentive for the portfolio manager to favor one account over another, for example, in terms of access to investment opportunities. This conflict may be heightened if an account is subject to a performance-based fee, as applicable. Another potential conflict may arise when the portfolio manager has an investment in one or more accounts that participate in transactions with other accounts. His or her investment(s) may create an incentive for the portfolio manager to favor one account over another. The Adviser has adopted policies and procedures reasonably designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among the various accounts when allocating resources. Additionally, the Adviser and its advisory affiliates have processes and procedures for allocating investment opportunities among portfolios that are designed to provide a fair and equitable allocation.

SSGA’s culture is complemented and reinforced by a total rewards strategy that is based on a pay for performance philosophy which seeks to offer a competitive pay mix of base salary, benefits, cash incentives and deferred compensation.

Salary is based on a number of factors, including external benchmarking data and market trends, State Street performance, SSGA performance, and individual overall performance. SSGA’s Global Human Resources department regularly participates in compensation surveys in order to provide SSGA with market-based compensation information that helps support individual pay decisions.

Additionally, subject to State Street and SSGA business results, State Street allocates an incentive pool to SSGA to reward its employees. The size of the incentive pool for most business units is based on the firm’s overall profitability and other factors, including performance against risk-related goals. For most SSGA investment teams, SSGA recognizes and rewards performance by linking annual incentive decisions for investment teams to the firm’s or business unit’s profitability and business unit investment performance over a multi-year period.

Incentive pool funding for most active investment teams is driven in part by the post-tax investment performance of fund(s) managed by the team versus the return levels of the benchmark index(es) of the fund(s) on a one-, three- and, in some cases, five-year basis. For most active investment teams, a material portion of incentive compensation for senior staff is deferred over a four-year period into the SSGA Long-Term Incentive (“SSGA LTI”) program. For these teams, The SSGA LTI program indexes the performance of these deferred awards against the post-tax investment performance of fund(s) managed by the team. This is intended to align our investment team’s compensation with client interests, both through annual incentive compensation awards and through the long-term value of deferred awards in the SSGA LTI program.

For the passive equity investment team, incentive pool funding is driven in part by the post-tax 1 and 3-year tracking error of the funds managed by the team against the benchmark indexes of the funds.

The discretionary allocation of the incentive pool to the business units within SSGA is influenced by market-based compensation data, as well as the overall performance of each business unit. Individual compensation decisions are made by the employee’s manager, in conjunction with the senior management of the employee’s business unit. These decisions are based on the overall performance of the employee and, as mentioned above, on the performance of the firm and business unit. Depending on the job level, a portion of the annual incentive may be awarded in deferred compensation, which may include cash and/or Deferred Stock Awards (State Street stock), which typically vest over a four-year period. This helps to retain staff and further aligns SSGA employees’ interests with SSGA clients’ and shareholders’ long-term interests.

SSGA recognizes and rewards outstanding performance by:

•	Promoting employee ownership to connect employees directly to the company’s success.

•	Using rewards to reinforce mission, vision, values and business strategy.

•	Seeking to recognize and preserve the firm’s unique culture and team orientation.

•	Providing all employees the opportunity to share in the success of SSGA.

ADMINISTRATOR

SSGA FM serves as the administrator for the Trust (the “Administrator”), pursuant to an administration agreement dated June 1, 2015 (the “SSGA FM Administration Agreement”). Pursuant to the SSGA FM Administration Agreement, SSGA FM is obligated to continuously provide business management services to the Trust and the Funds and will generally, subject to the general oversight of the Trustees and except as otherwise provided in the SSGA FM Administration Agreement, manage all of the business and affairs of the Trust. The nature and amount of services provided by SSGA FM under the SSGA FM Administration Agreement may vary as between classes of shares of a Fund, and a Fund may pay fees to SSGA FM under that Agreement at different rates in respect of its different share classes.

As consideration for SSGA FM’s services as Administrator with respect to the Trust, SSGA FM receives a fee at the annual rate of 0.05% of the average daily net assets attributable to each class of shares of the Fund. The fees are accrued daily at the rate of 1/365th and payable monthly on the first business day of each month. Additionally, the Funds reimburse the Administrator for certain out-of-pocket travel expenses of the CCO and compliance team incurred on the Funds’ behalf. The Adviser has contractually agreed to waive 0.01% of its fee for its services as Administrator. This waiver may not be terminated or modified except with approval of the Funds’ Board of Trustees and shall continue until at least December 31, 2022.

Administration Expenses. The following table shows the expenses each Fund accrued to SSGA FM as the Administrator during the fiscal period or year indicated:

Fund	Fiscal year ended August 31, 2021	Fiscal year ended August 31, 2020	Fiscal year ended August 31, 2019
State Street S&P 500 Index Fund	$775,568	$766,117	$757,776
State Street Defensive Emerging Markets Equity Fund	$22,732	$23,089	$29,895
State Street International Stock Selection Fund	$94,501	$91,087	$113,828

SUB-ADMINISTRATOR, CUSTODY AND FUND ACCOUNTING

State Street serves as the sub-administrator for the Trust, pursuant to a sub-administration agreement dated June 1, 2015 (the “Sub-Administration Agreement”). State Street serves as the custodian for the Trust, pursuant to a custody agreement dated April 11, 2012 (the “Custody Agreement”). Under the Sub-Administration Agreement, State Street is obligated to provide certain sub-administrative services to the Trust. Under the Custody Agreement, State Street is obligated to provide certain custody services to the Trust, as well as basic portfolio recordkeeping required by the Trust for regulatory and financial reporting purposes. State Street is a wholly owned subsidiary of State Street Corporation, a publicly held financial holding company, and is affiliated with the Adviser. State Street’s mailing address is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111-2900.

As consideration for sub-administration, custody and fund accounting services provided to the Funds, the Adviser and the Funds each pay State Street a portion of the annual fee (payable monthly). Each Fund also pays State Street transaction and service fees for these services and reimburses State Street for out-of-pocket expenses.

Sub-Administration Fees. The following table shows the sub-administration and custodian fees paid by the Funds to State Street as for the last three fiscal years:

Fund	Fiscal year ended August 31, 2021	Fiscal year ended August 31, 2020	Fiscal year ended August 31, 2019
State Street S&P 500 Index Fund	$118,882	$118,490	$66,204
State Street Defensive Emerging Markets Equity Fund	$96,557	$98,320	$119,232
State Street International Stock Selection Fund	$120,593	$135,755	$113,558

TRANSFER AND DIVIDEND PAYING AGENT

DST Asset Manager Solutions, Inc. serves as the Transfer and Dividend Paying Agent. DST Asset Manager Solutions, Inc. is paid for the following annual account services and activities including but not limited to: establishment and maintenance of each shareholder’s account; closing an account; acceptance and processing of trade orders; preparation; and transmission of payments for dividends and distributions declared by each Fund; customer service support including receipt of correspondence and responding to shareholder and financial intermediary inquiries; investigation services; tax related support; financial intermediary and fee payment processing; and charges related to compliance and regulatory services.

Portfolio fees are allocated to each Fund based on the average NAV of each Fund and are billable on a monthly basis at the rate of 1/12 of the annual fee. DST Asset Manager Solutions, Inc. is reimbursed by each Fund for supplying certain out-of-pocket expenses including but not limited to: Anti-Money Laundering (“AML”) Delegations, omnibus transparency (market timing) services; confirmation statements and periodic investor statements, fulfillment, banking fees, postage, forms, audio response, telephone, records retention, customized programming/enhancements, reports, transcripts, and expenses incurred at the specific direction of the Fund. DST Asset Manager Solutions, Inc.’s principal business address is 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953.

SECURITIES LENDING

The Fund’s Board has approved each Fund’s participation in a securities lending program. Under the securities lending program, each Fund has retained State Street to serve as the securities lending agent.

For the fiscal year ended August 31, 2021, the income earned by each Fund as well as the fees and/or compensation paid by each Fund (in dollars) pursuant to the Master Amended and Restated Securities Lending Authorization Agreement among the Trust, State Street Institutional Investment Trust, and State Street Master Funds, each on behalf of its respective series, and State Street (the “Securities Lending Authorization Agreement”) were as follows:

		Fees and/or compensation paid by the Fund for securities lending activities and related services
	Gross income earned by the Fund from securities lending activities	Fees paid to State Street from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split	Aggregate fees/ compensation paid by the Fund for securities lending activities	Net income from securities lending activities
State Street S&P 500 Index Fund	$25,868	$3,824	$345	$0	$0	$0	$0	$4,169	$21,699
State Street Defensive Emerging Markets Equity Fund	$14,734	$2,195	$92	$0	$0	$7	$0	$2,294	$12,440
State Street International Stock Selection Fund	$34,661	$5,032	$1,055	$0	$0	$39	$0	$6,125	$28,536

For the fiscal year ended August 31, 2021, State Street, acting as agent of the Funds, provided the following services to the Funds in connection with the Funds’ securities lending activities: (i) locating borrowers among an approved list of prospective borrowers; (ii) monitoring the value of loaned securities, the value of collateral received, and other lending parameters; (iii) seeking additional collateral, as necessary, from borrowers; (iv) receiving and holding collateral from borrowers, and facilitating the investment and reinvestment of all or substantially all cash collateral in an investment vehicle designated by the Funds; (v) returning collateral to borrowers; (vi) facilitating substitute dividend, interest, and other distribution payments to the Funds from borrowers; (vii) negotiating the terms of each loan of securities, including but not limited to the amount of any loan premium, and monitoring the terms of securities loan agreements with prospective borrowers for consistency with the requirements of the Funds’ Securities Lending Authorization Agreement; (viii) selecting securities, including amounts (percentages), to be loaned; (ix) recordkeeping and accounting servicing; and (x) arranging for return of loaned securities to the Funds in accordance with the terms of the Securities Lending Authorization Agreement.

CODES OF ETHICS

The Adviser, Distributor and the Trust have each adopted a code of ethics (the Trust’s code being referred to herein as the “Code of Ethics”) under Rule 17j-1 of the 1940 Act. The Code of Ethics, by relying on the codes of the underlying service providers, permits personnel of the Funds’ Adviser, Distributor and officers, subject to the provisions of the relevant code of ethics, to invest in securities, including securities that may be purchased or held by the Adviser or the Trust. Under the relevant code of ethics, all employees or officers who are deemed to be access persons (persons who have interaction with funds or accounts managed by the Adviser or the Distributor as part of their job function) must pre-clear personal securities transactions. Each code of ethics is designed to ensure that employees conduct their personal securities transactions in a manner that does not create an actual or potential conflict of interest to the business or fiduciary responsibilities of the Trust’s service providers or officers. In addition, the Code of Ethics establishes standards prohibiting the trading in or recommending of securities based on material, nonpublic information or the divulgence of such information to others.

DISTRIBUTION ARRANGEMENTS

SSGA FD serves as the distributor of the Funds for the continuous offering of shares pursuant to a distribution agreement (the “Distribution Agreement”), as amended. The Distribution Agreement shall continue in effect for each Fund for two years following its effective date with respect to the Fund; and thereafter only so long as its continuance is specifically approved at least annually by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities of the Fund. SSGA FD offers the shares of each Fund on an agency or “best efforts” basis under which the SSGA Funds shall only issue such shares as are actually sold. SSGA FD is an indirect wholly-owned subsidiary of State Street Corporation. SSGA FD’s mailing address is One Iron Street, Boston, Massachusetts 02210.

Distribution Plans and Shareholder Servicing Arrangements

Distribution Plan for State Street Defensive Emerging Markets Equity Fund – Class N. The original class of shares of the Trust is referred to as “Class N.” The Plan of Distribution Pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1”) for Class N shares of the State Street Defensive Emerging Markets Equity Fund (the “EM Fund Class N Plan”) provides for reimbursement for distribution expenses up to the plan limit. The EM Fund Class N Plan provides that the Fund that offers such class of shares may spend annually, directly or indirectly, up to 0.25% of the value of its average net assets for distribution and shareholder servicing services. The EM Fund Class N Plan does not provide for the Fund’s Class N shares to be charged for interest, carrying or any other financing charges on any distribution expenses carried forward to subsequent years.

Payments to the Distributor for the sale and distribution of Class N shares of the State Street Defensive Emerging Markets Equity Fund are not permitted by the EM Fund Class N Plan to exceed 0.25% of the Fund’s average NAV per year. Payments to Financial Intermediaries (as described below) providing shareholder services to Class N shares of the Fund are not permitted by the EM Fund Class N Plan to exceed 0.20%. Any payments that are required to be made to the Distributor or Financial Intermediary that cannot be made because of the 0.25% limitation may be carried forward and paid in the following two fiscal years so long as the EM Fund Class N Plan is in effect. The Fund Class N shares’ liability for any such expenses carried forward shall terminate at the end of two years following the year in which the expenditure was incurred.

Under the EM Fund Class N Plan, Financial Intermediaries may receive from the Trust and/or the Distributor, payment that shall not exceed 0.20% per annum of the average daily NAV of the Class N shares of the Fund owned by or for shareholders with whom the Financial Intermediary has a servicing relationship.

Distribution Plans (All Funds except for State Street Defensive Emerging Markets Equity Fund – Class N). To compensate SSGA FD for the services it provides and for the expenses it bears in connection with the distribution of shares of the Funds, SSGA FD will be entitled to receive any front-end sales load applicable to the sale of shares of the Fund. Each Fund may also make payments from the assets attributable to certain classes of its shares to SSGA FD under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act (the “Plan” or “Distribution Plan” and together with the EM Fund Class N Plan, the “12b-1 Plans”). The Distribution Plan is a compensation plan that provides for payments at annual rates (based on average daily net assets) described below.

The Board, including all of the Trustees who are not interested persons (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) and who have no direct or indirect financial interest in the Distribution Plan or any related agreements, approved the Plan (the “Qualified Distribution Plan Trustees”). The Distribution Plan will continue in effect with respect to a class of shares of a Fund only if such continuance is specifically approved at least annually by a vote of both a majority of the Board and a majority of the Qualified Distribution Plan Trustees. The Plan may not be amended to increase materially the amount of a Fund’s permitted expenses thereunder without the approval of a majority of the outstanding shares of the affected share class and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Distribution Plan Trustees. The Distribution Plan calls for payments at an annual rate (based on average net assets) as follows:

Annual 12b-1 Fee
Class N	0.25%
Class A	0.25%
Class I	0.00%
Class K	0.00%

Additionally, the Board of Trustees has determined that payments made by the S&P 500 Index Fund will not exceed 0.062% of average daily net assets.

The Distribution Plan may benefit the Funds by increasing sales of shares and reducing redemptions of shares, resulting potentially, for example, in economies of scale and more predictable flows of cash into and out of the Funds. Because Rule 12b-1 fees are paid out of a Fund’s assets, all shareholders share in that expense; however, because shareholders hold their shares through varying arrangements (for example, directly or through financial intermediaries), they may not share equally in the benefits of the Plan.

As of December 31, 2020, none of the Independent Trustees had a direct or indirect financial interest in the operation of the 12b-1 Plans.

Distribution Expenses. For the fiscal years ended August 31, Class N and Class A shares of the Funds paid to SSGA FD the following amounts related to distribution and/or service fees pursuant to the 12b-1 Plans:

Fund – Class N	2021	2020	2019
State Street S&P 500 Index Fund	$946,192	$934,663	$924,486
State Street Defensive Emerging Markets Equity Fund	$107,006	$109,369	$142,388
State Street International Stock Selection Fund	$277,660	$294,635	$389,749

Fund – Class A	2021	2020	2019
State Street Defensive Emerging Markets Equity Fund	$18	$66	$128
State Street International Stock Selection Fund	$11,268	$10,257	$13,390

For the fiscal year ended August 31, 2021, the Funds have been informed by SSGA FD that the following expenditures were made using the amounts each Fund’s Class N and Class A shares paid under the 12b-1 Plans:

Fund-Class N	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
State Street S&P 500 Index Fund	$2	$580	$797,333	$353,526	$318,037
State Street Defensive Emerging Markets Equity Fund	$0	$16	$88,440	$9,826	$8,845
State Street International Stock Selection Fund	$0	$42	$242,133	$25,504	$22,938

*	Includes such items as compensation for travel, conferences and seminars for staff, professional fees, technology, services, and overhead (including space/facilities and management).

Fund-Class A	Advertising	Printing	Compensation to Dealers	Compensation to Sales Personnel	Other*
State Street Defensive Emerging Markets Equity Fund	$0	$0	$12	$2	$2
State Street International Stock Selection Fund	$0	$2	$11,242	$1,029	$925

*	Includes such items as compensation for travel, conferences and seminars for staff, professional fees, technology, services, and overhead (including space/facilities and management).

Since the Funds pay distribution, service and other fees for the sale of their shares and for services provided to shareholders out of the Funds’ assets on an ongoing basis, over time those fees will increase the cost of an investment in a Fund. In addition, a Fund may pay distribution, service, and other expenditures described above at a time when shares of the Fund are not being actively promoted to new investors generally, or when shares of that Fund are unavailable for purchase.

Payments to Financial Intermediaries

Financial intermediaries are firms that, for compensation, sell shares of mutual funds, including the Funds, and/or provide certain administrative and account maintenance services to mutual fund shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, and insurance companies. In some cases, a financial intermediary may hold its clients’ Fund shares in nominee or street name. Shareholder services provided by a financial intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semi-annual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

Some portion of SSGA FD’s payments to financial intermediaries will be made out of amounts received by SSGA FD under the Funds’ Distribution Plans. In addition, the Funds may reimburse SSGA FD for payments SSGA FD makes to financial intermediaries that provide recordkeeping, shareholder servicing, sub-transfer agency, administrative and/or account maintenance services (collectively, servicing). The amount of the reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically.

The compensation paid by SSGA FD to a financial intermediary may be paid continually over time, during the period when the intermediary’s clients hold investments in the Funds. The compensation to financial intermediaries may include networking fees and account-based fees. The amount of continuing compensation paid by SSGA FD to different financial intermediaries varies. In the case of most financial intermediaries, compensation for servicing in excess of any amount covered by payments under a Distribution Plan is generally paid at an annual rate of 0.10% – 0.20% of the aggregate average daily NAV of Fund shares held by that financial intermediary’s customers, although in some cases the compensation may be paid at higher annual rates (which may, but will not necessarily, reflect enhanced or additional services provided by the financial intermediary).

SSGA FD and its affiliates (including SSGA FM), at their own expense and out of their own assets, may also provide compensation to financial intermediaries in connection with sales of the Funds’ shares or the servicing of shareholders or shareholder accounts by financial intermediaries. Such compensation may include, but is not limited to, ongoing payments, financial assistance to financial intermediaries in connection with conferences, sales, or training programs for their employees, seminars for the public, advertising or sales campaigns, or other financial intermediary-sponsored special events. In some instances, this compensation may be made available only to certain financial intermediaries whose representatives have sold or are expected to sell significant amounts of shares. Financial intermediaries may not use sales of the Funds’ shares to qualify for this compensation to the extent prohibited by the laws or rules of any state or any self-regulatory agency, such as FINRA. The level of payments made to a financial intermediary in any given year will vary and, in the case of most financial intermediaries, will not exceed 0.20% of the value of assets attributable to the financial intermediary invested in shares of funds in the SSGA FM fund complex. In certain cases, the payments described in the preceding sentence are subject to minimum payment levels.

If payments to financial intermediaries by the distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial advisor and the financial intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by SSGA FD and its affiliates, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial intermediary at the time of purchase.

Set forth below is a list of those financial intermediaries to which SSGA FD (and its affiliates) expects, as of December 1, 2021, to pay compensation in the manner described in this “Payments to Financial Intermediaries” section. This list may change over time. Please contact your financial intermediary to determine whether it or its affiliate currently may be receiving such compensation and to obtain further information regarding any such compensation.

•	ADP Broker-Dealer Inc.

•	Alight Financial Solutions, LLC

•	American Portfolio Financial

•	Ascensus Inc.

•	AXA Advisors, LLC

•	Brown Brothers Harriman

•	Charles Schwab & Co., Inc.

•	Charles Schwab Trust Bank

•	Commerce Bank

•	Community Bank NA

•	E*Trade Securities Inc.

•	Edward Jones

•	GWFS Equities Inc.

•	Hancock Securities

•	Hand Securities

•	Hartford Life Insurance Company

•	Interactive Brokers LLC

•	Janney Montgomery Scott

•	John Hancock

•	JP Morgan Chase Bank, N.A.

•	Kestra Financial, Inc.

•	LaSalle St. Securities, LLC.

•	Lincoln Financial Advisors Corp.

•	LPL Financial LLC

•	Matrix Capital Bank

•	Merrill Lynch, Pierce, Fenner & Smith Inc.

•	Mid Atlantic Capital Corp.

•	Morgan Stanley Smith Barney LLC

•	MSCS Financial Services Division of Broadridge Business Process Outsourcing, LLC

•	National Financial Services, LLC

•	Nationwide Financial Services, Inc.

•	Northern Trust Co

•	Pershing LLC

•	PNC Bank, N.A.

•	Principal Life Insurance

•	Prudential Investments

•	Putnam Investor Services, Inc.

•	Raymond James & Associates

•	RBC Capital Markets Corp

•	Reliance Trust Company

•	Royal Alliance

•	SEI Private Trust Company

•	Slavic Investment Corporation

•	Southwest Securities Inc

•	Stifel Nicolaus & Co

•	TD Ameritrade, Inc.

•	The ON Equity Sales Company

•	T Rowe Price

•	TIAA-CREF Individual & Institutional Services, LLC

•	Trust Company of America

•	UBS Financial Services, Inc.

•	US Bank N.A.

•	USI Securities Inc.

•	Valic Retirement Services

•	Vangard Marketing Corp

•	Voya Financial Partners, LLC

•	Voya Institutional Plan Services, LLC

•	Voya Retirement Insurance and Annuity Company

•	Wells Fargo Bank, N.A.

•	Wells Fargo Clearing Services

COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ropes & Gray LLP, 800 Boylston Street, Boston Massachusetts 02199, provides legal services to the Trust. Sullivan & Worcester LLP, located at One Post Office Square, Boston, Massachusetts, 02109, provides legal services to the Independent Trustees.

Ernst & Young LLP serves as the independent registered public accounting firm for the Trust and provides (i) audit services and (ii) tax services. In connection with the audit of the 2021 financial statements, the Trust entered into an engagement agreement with Ernst & Young LLP that sets forth the terms of Ernst & Young LLP’s audit engagement. The principal business address of Ernst & Young LLP is 200 Clarendon Street, Boston, Massachusetts, 02116.

BROKERAGE PRACTICES AND COMMISSIONS

All portfolio transactions are placed on behalf of the Funds by the Adviser. Purchases and sales of securities on a securities exchange are affected through brokers who charge a commission for their services. Ordinarily commissions are not charged on over the counter orders (e.g., fixed income securities) because the Funds pay a spread which is included in the cost of the security and represents the difference between the dealer’s quoted price at which it is willing to sell the security and the dealer’s quoted price at which it is willing to buy the security. When a Fund executes an over the counter order with an electronic communications network, or an alternative trading system, a commission is charged by such electronic communications networks and alternative trading systems as they execute such orders on an agency basis. Securities may be purchased from underwriters at prices that include underwriting fees.

In placing a portfolio transaction, the Adviser seeks to achieve best execution. The Adviser’s duty to seek best execution requires the Adviser to take reasonable steps to obtain for the client as favorable an overall result as possible for Fund portfolio transactions under the circumstances, taking into account various factors that are relevant to the particular transaction.

The Adviser refers to and selects from the list of approved trading counterparties maintained by the Adviser’s Credit Risk Management team. In selecting a trading counterparty for a particular trade, the Adviser seeks to weigh relevant factors including, but not limited to the following:

•	Prompt and reliable execution;

•	The competitiveness of commission rates and spreads, if applicable;

•	The financial strength, stability and/or reputation of the trading counterparty;

•	The willingness and ability of the executing trading counterparty to execute transactions (and commit capital) of size in liquid and illiquid markets without disrupting the market for the security;

•	Local laws, regulations or restrictions;

•	The ability of the trading counterparty to maintain confidentiality;

•	The availability and capability of execution venues, including electronic communications networks for trading and execution management systems made available to Adviser;

•	Market share;

•	Liquidity;

•	Price;

•	Execution related costs;

•	History of execution of orders;

•	Likelihood of execution and settlement;

•	Order size and nature;

•	Clearance and settlement capabilities, especially in high volatility market environments;

•	Availability of lendable securities;

•	Sophistication of the trading counterparty’s trading capabilities and infrastructure/facilities;

•	The operational efficiency with which transactions are processed and cleared, taking into account the order size and complexity;

•	Speed and responsiveness to the Adviser;

•	Access to secondary markets;

•	Counterparty exposure; and

•

Depending upon the circumstances, the Adviser may take other relevant factors into account if the Adviser believes that these are important in taking all sufficient steps to obtain the best possible result for execution of the order.

In selecting a trading counterparty, the price of the transaction and costs related to the execution of the transaction typically merit a high relative importance, depending on the circumstances. The Adviser does not necessarily select a trading counterparty based upon price and costs but may take other relevant factors into account if it believes that these are important in taking reasonable steps to obtain the best possible result for a Fund under the circumstances. Consequently, the Adviser may cause a client to pay a trading counterparty more than another trading counterparty might have charged for the same transaction in recognition of the value and quality of the brokerage services provided. The following matters may influence the relative importance that the Adviser places upon the relevant factors:

(i) The nature and characteristics of the order or transaction. For example, size of order, market impact of order, limits, or other instructions relating to the order;

(ii) The characteristics of the financial instrument(s) or other assets which are the subject of that order. For example, whether the order pertains to an equity, fixed income, derivative or convertible instrument;

(iii) The characteristics of the execution venues to which that order can be directed, if relevant. For example, availability and capabilities of electronic trading systems;

(iv) Whether the transaction is a ‘delivery versus payment’ or ‘over the counter’ transaction. The creditworthiness of the trading counterparty, the amount of existing exposure to a trading counterparty and trading counterparty settlement capabilities may be given a higher relative importance in the case of ‘over the counter’ transactions; and/or

(v) Any other circumstances the Adviser believes is relevant at the time.

The process by which trading counterparties are selected to effect transactions is designed to exclude consideration of the sales efforts conducted by broker-dealers in relation to the Funds.

The Adviser does not currently use the Funds’ assets in connection with third party soft dollar arrangements. While the Adviser does not currently use “soft” or commission dollars paid by the Funds for the purchase of third party research, the Adviser reserves the right to do so in the future.

Brokerage Commission Expenses. The following table shows the brokerage commission expenses that the Funds paid during the fiscal years ended August 31:

Fund	2021	2020	2019
State Street S&P 500 Index Fund*	$35,671	$26,848	$3,337
State Street Defensive Emerging Markets Equity Fund	$24,090	$28,515	$47,950
State Street International Stock Selection Fund	$111,467	$115,595	$190,249

*

Prior to June 17, 2019, the State Street S&P 500 Index Fund invested substantially all of its assets in the Master Portfolio. As long as the State Street S&P 500 Index Fund was completely invested in the Master Portfolio, the State Street S&P 500 Index Fund would not directly pay brokerage commissions.

Securities of “Regular Broker-Dealer.” The Trust is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares.

The Trust’s holdings in Securities of Regular Broker-Dealers as of August 31, 2021 are as follows:

JPMorgan Chase & Co.	$21,188,896
Bank of America Corp.	$15,815,085
Morgan Stanley & Co. LLC.	$6,846,535
Citigroup, Inc.	$6,586,453
Goldman Sachs Group, Inc.	$6,239,039
UBS Group AG	$2,705,882
BNP Paribas SA	$2,381,475
Societe Generale SA	$2,200,865

PRICING OF SHARES

Multiple-class funds do not have a single share price. Rather, each class has a share price, called its NAV. The price per share for each class of each Fund is determined each business day (unless otherwise noted) at the scheduled close of the New York Stock Exchange (“NYSE”) (ordinarily 4:00 p.m. Eastern time). A business day is one in which the NYSE is open for regular trading. A Fund does not calculate its price on days in which the NYSE is closed for trading. Currently, the NYSE is open for regular trading every weekday except New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NYSE may close early on certain days, such as Christmas Eve and New Year’s Eve and before certain other holidays. Please contact your SSGA Funds account representative if you have questions on early NYSE closing times. In unusual circumstances, such as an emergency or an unscheduled close or halt of trading on the NYSE, the time at which share prices are determined may be changed.

Trading may occur in debt securities and in foreign securities at times when the NYSE or Federal Reserve is closed (including weekends and holidays or after 4:00 p.m. Eastern time on a regular business day). The trading of portfolio securities at such times may significantly increase or decrease the NAV of Fund shares when the shareholder is not able to purchase or redeem Fund shares. Further, because foreign securities markets may close prior to the time the Funds determine NAV, events affecting the value of the portfolio securities occurring between the time prices are determined and the time the Funds calculate NAV may not be reflected in the calculation of NAV unless it is determined that a particular event would materially affect the NAV. If such an event occurs, these securities will be valued at their fair value following procedures approved by the Trustees.

The NAV per share of a Fund’s share class is determined by dividing the total assets, minus liabilities, allocated to each share class by the number of Fund shares outstanding for that class. Determination of a Fund’s NAV per share is made in accordance with generally accepted accounting principles and applicable rules of the SEC.

Portfolio instruments for which market quotations are available are valued at market value (generally determined at the closing time of the market on which the instruments are traded). If market quotations are not readily available or if the Adviser’s internal valuation committee (with authority delegated by the Board of Trustees) believe that the available quotations are unreliable, the portfolio instruments are valued at fair value as determined in good faith by the Board of Trustees in accordance with the Funds’ Securities Valuation Procedures. This generally means that equity securities and fixed income securities listed and traded principally on any national securities exchange are valued on the basis of the last sale price or, lacking any sales, at the closing bid price, on the primary exchange on which the security is traded. United States equity and fixed-income securities traded principally OTC and options are valued on the basis of the last sale price. Futures contracts are valued on the basis of the last reported sales price.

Because many fixed income securities do not trade each day, last sale or bid prices are frequently not available. Therefore, fixed income securities may be valued using prices provided by a pricing service when such prices are believed to reflect the market value of such securities.

International securities traded on a national securities exchange are valued on the basis of last sale price. International securities traded OTC are valued on the basis of last sale price. In the absence of a last sale price, such securities may be valued on the basis of prices provided by a pricing service if those prices are believed to reflect the fair value of such securities. Some international securities trade on days that the Funds are not open for business. As a result, the NAV of Fund shares may fluctuate on days when Fund shareholders may not buy or sell Funds shares.

The Funds value securities maturing within 60 days of the valuation date at amortized cost unless the Board determines that the amortized cost method does not represent fair value. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, even though the portfolio security may increase or decrease in market value generally in response to changes in interest rates. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.

The SSGA Funds reserve the right to make payment with respect to any request for redemption (in excess of $15 million) in whole or in part by delivering readily marketable securities chosen by the Fund and valued as they are for purposes of computing the Fund’s NAV (known as redemption-in-kind); provided, however, that under the applicable SEC rule, a Fund is obligated to redeem shares to any one shareholder during any 90 day period solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund at the beginning of the period. An investor that receives an in-kind distribution of property from a Fund may be required to recognize taxable gain or loss upon a subsequent taxable disposition of that property.

TAXATION OF THE FUNDS

Cost Basis Reporting. Department of the Treasury regulations mandate cost basis reporting to shareholders and the IRS for redemptions of Fund shares acquired on or after January 1, 2012 (“Post Effective Date Shares”). If you acquire and hold shares directly through the Funds and not through a Financial Intermediary, DST Asset Manager Solutions, Inc. will use a default average cost basis methodology for tracking and reporting your cost basis on Post Effective Date Shares, unless you request, in writing, another cost basis reporting methodology.

The available methods for reporting your cost-basis include: “average cost basis,” “first in-first out” and “specific share identification.” You may elect which method you want to use by notifying DST Asset Manager Solutions, Inc. in writing. This election may be revoked or changed by you at any time up to the date of your first redemption of Post-Effective Date Shares. If you do not affirmatively elect a cost basis method then the Fund’s default cost basis calculation method, which is currently the Average Cost method will be applied to your account(s). The default method will also be applied to all new accounts established unless otherwise requested by you.

Additionally, for redemptions of Fund shares, DST Asset Manager Solutions, Inc. will first redeem all shares acquired prior to January 1, 2012 (“Pre-Effective Date Shares”), before redeeming any Post-Effective Date Shares. You continue to be responsible for tracking cost basis and appropriately reporting sales of Pre-Effective Date Shares to the IRS. If DST Asset Manager Solutions, Inc. has historically provided cost basis reporting on these Pre-Effective Date Shares, DST Asset Manager Solutions, Inc. will continue to provide those reports. However, no cost basis reporting will be provided to the IRS on the sale of Pre-Effective Date Shares.

If you acquire and hold shares through a Financial Intermediary, please contact your Financial Intermediary for information related to cost basis defaults, cost basis selection, and cost basis reporting.

It is important for you to consult with your own tax advisor(s) when selecting which cost basis methodology is in your best interest.

U.S. Federal Income Tax Considerations Applicable to the Funds

The following discussion of U.S. federal income tax consequences of an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisors regarding their particular situation and the possible application of foreign, state and local tax laws.

Special tax rules apply to investments through defined contribution plans and other tax-qualified plans or tax-advantaged arrangements. Shareholders should consult their tax advisors to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of an investment on their particular tax situations.

Qualification as a Regulated Investment Company

Each Fund has elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things, (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale of securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the value of the Fund’s total assets consists of cash and cash items, U.S. Government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and no more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of its assets are invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. Government or other RICs) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.

In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in section (a)(i) of the preceding paragraph), will be treated as qualifying income. In general, such entities will be treated as partnerships for federal income tax purposes, because they meet the passive income requirement under Code section 7704(c)(2). Further, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification test in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet the diversification test in (b) above.

If a Fund qualifies as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income or gains distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below). If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest or disposing of certain assets. If such Fund were ineligible to or otherwise did not cure such failure for any year, or if such Fund were otherwise to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to tax at the Fund level on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gains (each as defined below), would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as “qualified dividend income” in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net tax-exempt income (if any), and may distribute its net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to any loss carryforwards). Any taxable income retained by a Fund will be subject to tax at the Fund level at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained, but is permitted to designate the retained amount as undistributed capital gain in a timely notice to its shareholders who (a) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (b) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (a) of the preceding sentence and the tax deemed paid by the shareholder under clause (b) of the preceding sentence. The Funds are not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend (as defined below), its taxable income, and its earnings and profits, a RIC generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion, if any, of the taxable year after October 31, or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to any such portion of the taxable year) or late-year ordinary loss (generally, the sum of its (i) net ordinary loss, if any, from the sale, exchange or other taxable disposition of property, attributable to the portion, if any, of the taxable year after October 31, and (ii) other net ordinary loss, if any, attributable to the portion, if any, of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund were to fail to distribute in a calendar year at least an amount equal, in general, to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending November 30 or December 31, if the Fund is eligible to elect and so elects), plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a RIC’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year (or November 30 of that year, if the Fund makes the election described above) generally are treated as arising on January 1 of the following calendar year; in the case of a Fund with a December 31 year end that makes the election described above, no such gains or losses will be so treated. Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November and December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, potentially subject to certain limitations, the Fund may carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years. Distributions from capital gains are generally made after applying any available capital loss carryforwards. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains. A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration; any such carryforward losses will retain their character as short-term or long-term. The Fund must apply such carryforwards first against gains for the same character. See a Fund’s most recent annual shareholder report for the Fund’s available capital loss carryovers as of the end of its most recent ended fiscal year.

Taxation of Distributions Received by Shareholders

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund has owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her Fund shares. In general, a Fund will recognize long-term capital gain or loss on the disposition of assets the Fund has owned (or is deemed to have owned) for more than one year , and short-term capital gain or loss on the disposition of investments the Fund has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) generally will be taxable to a shareholder receiving such distributions as long-term capital gains includible in net capital gain, and taxed to individuals at reduced rates relative to ordinary income. The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting “applicable partnership interests” under Section 1061 of the Code. Distributions from capital gains are generally made after applying any available capital loss carryovers. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. Distributions of investment income properly reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to net capital gain, provided holding period and other requirements are met at both the shareholder and Fund level.

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, “net investment income” generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gains, and (ii) any net gain from the sale, exchange or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisors regarding the possible implications of this additional tax on their investment in the Fund.

Shareholders of a Fund will be subject to federal income taxes as described herein on distributions made by a Fund whether received in cash or reinvested in additional shares of the Fund.

If a Fund makes a distribution to a shareholder in excess of the Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Distributions with respect to a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects either unrealized gains, or realized but undistributed income or gains, that were therefore included in the price the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, a Fund is required to distribute realized income and gains regardless of whether the Fund’s NAV also reflects unrealized losses.

In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet holding period and other requirements with respect to the dividend-paying stocks held by the Fund and the shareholder must meet holding period and other requirements with respect to the Fund’s shares. In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (a) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121 day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181 day period beginning 90 days before such date), (b) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (c) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (d) if the dividend is received from a foreign corporation that is (i) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (ii) treated as a passive foreign investment company.

In general, distributions of investment income properly reported by a Fund as derived from qualified dividend income will be treated as qualified dividend income in the hands of a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations only to the extent of the amount of eligible dividends received by a Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (a) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181 day period beginning 90 days before such date in the case of certain preferred stock) or (b) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (x) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (y) by application of various provisions of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock (generally, stock acquired with borrowed funds)).

Any distribution of income that is attributable to (a) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (b) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders. Pursuant to Treasury regulations, distributions by a Fund to its shareholders that the Fund properly reports as “section 199A dividends,” as defined and subject to certain conditions described below, are treated as qualified REIT dividends in the hands of non-corporate shareholders. Non-corporate shareholders are permitted a federal income tax deduction equal to 20% of qualified REIT dividends received by them, subject to certain limitations. Very generally, a “section 199A dividend” is any dividend or portion thereof that is attributable to certain dividends received by a RIC from REITs (as defined below), to the extent such dividends are properly reported as such by the RIC in a written notice to its shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.

If a Fund holds, directly or indirectly, one or more “tax credit bonds” issued on or before December 31, 2017, on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder’s proportionate share of tax credits from the bond otherwise allowed to the Fund. In such a case, a shareholder will be deemed to receive a distribution of money with respect to its Fund shares equal to their proportionate share of the amount of such credits and be allowed a credit against the shareholder’s U.S. federal income tax liability equal to the amount of such deemed distribution. A shareholder’s ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Code, and the amount of the tax credits may not exceed the amount reported by the Fund in a written notice to shareholders. Even if a Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

As required by federal law, detailed federal tax information with respect to each calendar year will be furnished to each shareholder early in the succeeding year.

Tax Implications of Certain Fund Investments

Special Rules for Debt Obligations. Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount. Generally, the original issue discount (“OID”) is treated as interest income and is included in the Fund’s income and required to be distributed by the Fund over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation. In addition, payment-in-kind obligations will give rise to income which is required to be distributed and is taxable even though the Fund holding the obligation receives no interest payment in cash on the obligation during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having “market discount.” Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Subject to the discussion below regarding Section 451 of the Code, (i) generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt obligation having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt obligation, (ii) alternatively, a Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund’s income (as ordinary income) and thus distribute it over the term of the debt obligation, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt obligation, and (iii) the rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.

Notwithstanding the foregoing, effective for taxable years beginning after 2017, Section 451 of the Code generally requires any accrual method taxpayer to take into account items of gross income no later than the time at which such items are taken into account as revenue in the taxpayer’s financial statements. The IRS and the Department of Treasury issued regulations providing that this rule does not apply to accrued market discount. If this rule were to apply to the accrual of market discount, each Fund would be required to include in income any market discount as it takes the same into account on its financial statements, even if the Fund does not otherwise elect to accrue market discount currently for federal income tax purposes.

If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than they would have if the Fund had not held such obligations.

Securities Purchased at a Premium. Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity – that is, at a premium — the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if a Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds acquired on or after January 4, 2013, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

At-risk or Defaulted Securities. Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether, when or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.

Certain Investments in REITs. Any investment by a Fund in equity securities of real estate investment trusts qualifying as such under Subchapter M of the Code (“REITs”) may result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Dividends received by a Fund from a REIT will not qualify for the corporate dividends-received deduction and generally will not constitute qualified dividend income.

Certain Investments in Mortgage Pooling Vehicles. A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from certain pass-through entities) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts, as noted below.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and that otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder will not qualify for any reduction in U.S. federal withholding tax. A shareholder will be subject to U.S. federal income tax on such inclusions notwithstanding any exemption from such income tax otherwise available under the Code.

Foreign Currency Transactions. Any transaction by a Fund in foreign currencies, foreign currency-denominated debt obligations or certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time a fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. In general, gains and losses realized on debt instruments will likewise be treated as ordinary income or loss to the extent attributable to changes in exchange rates between the U.S. dollar and the currencies in which the instruments are denominated. Similarly, gains or losses on foreign currency, foreign currency forward contracts and certain foreign currency options or futures contracts (or similar instruments), to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss unless a fund elects otherwise. Such ordinary income treatment may accelerate fund distributions to shareholders, require a larger dividend toward the end of the calendar year, or increase distributions taxed to shareholders as ordinary income. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Passive Foreign Investment Companies. Equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case the Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. A Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold (and, solely for purposes of this mark-to-market election, repurchased) its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Options and Futures. In general, option premiums received by a Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by a Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of a Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by a Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received.

A Fund’s options activities may include transactions constituting straddles for U.S. federal income tax purposes, that is, that trigger the U.S. federal income tax straddle rules contained primarily in Section 1092 of the Code. Such straddles include, for example, positions in a particular security, or an index of securities, and one or more options that offset the former position, including options that are “covered” by a Fund’s long position in the subject security. Very generally, where applicable, Section 1092 requires (i) that losses be deferred on positions deemed to be offsetting positions with respect to “substantially similar or related property,” to the extent of unrealized gain in the latter, and (ii) that the holding period of such a straddle position that has not already been held for the long-term holding period be terminated and begin anew once the position is no longer part of a straddle. Options on single stocks that are not “deep in the money” may constitute qualified covered calls, which generally are not subject to the straddle rules; the holding period on stock underlying qualified covered calls that are “in the money” although not “deep in the money” will be suspended during the period that such calls are outstanding. Thus, the straddle rules and the rules governing qualified covered calls could cause gains that would otherwise constitute long-term capital gains to be treated as short-term capital gains, and distributions that would otherwise constitute “qualified dividend income” or qualify for the dividends-received deduction to fail to satisfy the holding period requirements and therefore to be taxed as ordinary income or fail to qualify for the dividends-received deduction, as the case may be.

The tax treatment of certain positions entered into by a Fund, including regulated futures contracts, certain foreign currency positions and certain listed non-equity options, will be governed by section 1256 of the Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable.

Derivatives, Hedging, and Related Transactions. In addition to the special rules described above in respect of futures and options transactions, a Fund’s transactions in other derivative instruments (e.g., forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, straddle, constructive sale, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund’s securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.

Commodities and Commodity-Linked Instruments. A Fund’s investments in commodities and commodity-linked instruments can be limited by the Fund’s intention to qualify as a RIC, and can bear on the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments do not constitute qualifying income to a RIC for purposes of the 90% gross income test described above. In addition, the tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC.

If a Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other nonqualifying income, caused the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Book-Tax Differences. Certain of a Fund’s investments in derivative instruments and foreign currency-denominated instruments, and any of the Fund’s transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and the sum of its taxable income and net tax-exempt income (if any). If such a difference arises, and a Fund’s book income is less than the sum of its taxable income and net tax-exempt income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment and to avoid an entity-level tax. In the alternative, if a Fund’s book income exceeds the sum of its taxable income (including realized capital gains) and net tax-exempt income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter as gain from the sale or exchange of a capital asset.

Investments in Other RICs. If a Fund receives dividends from an underlying RIC (each, an “underlying RIC”) and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted, in turn, to report a portion of such dividends as “qualified dividend income” when it distributes such portion to its shareholders, provided holding period and other requirements are met.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted, in turn, to report a portion of such dividends as eligible for the dividends-received deduction as well when it distributes such portion to its shareholders, provided holding period and other requirements are met.

If an underlying RIC in which a Fund invests elects to pass through tax credit bond credits to its shareholders, then the Fund is permitted in turn to elect to pass through its proportionate share of those tax credits to its shareholders, provided that the Fund meets shareholder notice and other requirements.

The foregoing rules may cause the tax treatments of a Fund’s gains, losses and distributions to differ at times from the tax treatment that would apply if the Fund invested directly in the types of securities held by the underlying RIC. As a result, investors may receive taxable distributions earlier and recognize higher amounts of capital gain or ordinary income than they otherwise would.

Foreign Taxation

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding or other foreign taxes, which will reduce the yield on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. If, at the close of a Fund’s taxable year, more than 50% of the assets of the Fund consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund.

A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by the Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Even if a Fund is eligible to make such an election for a given year, it may determine not to do so. If a Fund does not qualify for or does not make such election, shareholders will not be entitled to claim a credit or deduction with respect to foreign taxes paid by the Fund; in that case the foreign tax will nonetheless reduce the Fund’s taxable income. Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through individual retirement accounts or other tax-advantaged retirement plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund. Under certain circumstances, if a Fund receives a refund on foreign taxes paid in respect of a prior year, the value of Fund Shares could be affected or any foreign tax credits or deductions passed through to shareholders in respect of the Fund’s foreign taxes for the current year could be reduced.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax-Exempt Shareholders Income of a RIC that would be unrelated business taxable income (“UBTI”) if earned directly by a tax-exempt entity generally will not constitute UBTI when distributed to a tax-exempt shareholder of the RIC. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).

A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, each Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in a Fund. CRTs are urged to consult their tax advisors concerning the consequences of investing in each Fund.

Redemptions and Exchanges

Redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders may realize gain or loss on these transactions. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of Fund shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares. Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will generally be disallowed under the Code’s “wash sale” rule if other substantially identical shares are purchased, including by means of dividend reinvestment, within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Upon the redemption or exchange of shares of a Fund, the Fund or, in the case of shares purchased through a financial intermediary, the financial intermediary may be required to provide you and the IRS with cost basis and certain other related tax information about the Fund shares you redeemed or exchanged. See the Funds’ prospectuses for more information.

Tax Shelter Reporting

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Non-U.S. shareholders in a Fund should consult their tax advisors concerning the tax consequences of ownership of shares in the Fund. Distributions by a Fund to shareholders that are not “U.S. persons” within the meaning of the Code (“foreign shareholders”) properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends, or (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) “short-term capital gain dividends” as distributions of net short-term capital gains in excess of net long-term capital losses and (2) “interest-related dividends” as distributions from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, in each case to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (A) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (B) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign shareholder of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests as described below. If a Fund invests in a RIC that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (i) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (ii) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (iii) that is within certain foreign countries that have inadequate information exchange with the United States, or (iv) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation). A RIC is permitted to report such parts of its dividends as are eligible to be treated as interest-related or short-term capital gain dividends, but is not required to do so. In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders.

Foreign shareholders should contact their intermediaries regarding the application of withholding rules to their accounts.

Distributions by a Fund to foreign shareholders other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund unless (a) such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (b) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met, or (c) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of the Fund (as described below).

Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign person within the United States will in general be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax. If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein, and are urged to consult their tax advisors.

Special rules would apply if a Fund were a qualified investment entity (“QIE”) because it is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States, and other trade or business assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or, very generally, an entity that has been a USRPHC in the last five years. A Fund that holds, directly or indirectly, significant interests in REITs may be a USRPHC. Interests in domestically controlled QIEs, including REITs and RICs that are QIEs, not-greater-than-10% interests in publicly traded classes of stock in REITs and not-greater-than-5% interests in publicly traded classes of stock in RICs generally are not USRPIs, but these exceptions do not apply for purposes of determining whether a Fund is a QIE. If an interest in a Fund were a USRPI, the Fund would be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

If a Fund were a QIE, under a special “look-through” rule, any distributions by the Fund to a foreign shareholder attributable directly or indirectly to (i) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands and (ii) gains realized on the disposition of USRPIs by the Fund, would retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders, and would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. Each Fund generally does not expect that it will be a QIE.

Foreign shareholders of a Fund also may be subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

Foreign shareholders should consult their tax advisors and, if holding shares through intermediaries, their intermediaries, concerning the application of these rules to their investment in a Fund.

In order for a foreign shareholder to qualify for any exemptions from withholding described above or from lower withholding tax rates under income tax treaties, or to establish an exemption from back back-up withholding, the foreign shareholder must comply with special certification and filing requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute form). Non-U.S. investors in a Fund should consult their tax advisors in this regard.

Special rules (including withholding and reporting requirements) apply to foreign partnerships and those holding Fund shares through foreign partnerships. Additional considerations may apply to foreign trusts and estates. Investors holding Fund shares through foreign entities should consult their tax advisors about their particular situation. A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal income tax on income referred to above.

Shareholder Reporting Obligations With Respect To Foreign Bank and Financial Accounts

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund by vote or value could be required to report annually their “financial interest” in the Fund’s “foreign financial accounts,” if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (“FBAR”). Shareholders should consult a tax advisor, and persons investing in a Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.

Other Reporting and Withholding Requirements

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, “FATCA”) generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an “IGA”) between the United States and a foreign government. If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, the Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends a Fund pays. If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign shareholders described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax advisor regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor’s own situation, including investments through an intermediary.

General Considerations

The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisors regarding the specific U.S. federal income tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign, and other tax law and any proposed tax law changes.

ADDITIONAL INFORMATION

SHAREHOLDER MEETINGS

The Trust will not hold an annual meeting of shareholders. Special meetings may be convened: (1) by the Board of Trustees; (2) upon written request to the Board by the holders of at least 10% of the outstanding shares; or (3) upon the Board’s failure to honor the shareholders’ request described above, by holders of at least 10% of the outstanding shares giving notice of the special meeting to the shareholders.

DECLARATION OF TRUST

The Master Trust Agreement provides that the Trust may redeem shares of a Fund at the redemption price that would apply if the share redemption were initiated by a shareholder. It is the policy of the Trust that, except upon such conditions as may from time to time be set forth in the then current prospectus of the Trust or to facilitate the Trust’s or a Fund’s compliance with applicable law or regulation, the Trust would not initiate a redemption of shares unless it were to determine that failing to do so may have a substantial adverse consequence for a Fund or the Trust.

The Trust’s organizational documents provide that a Trustee who is not an “interested person” (as defined in the 1940 Act) of the Trust will be deemed independent and disinterested with respect to any demand made in connection with a derivative action or proceeding. It is the policy of the Trust that it will not assert that provision to preclude a shareholder from claiming that a trustee is not independent or disinterested with respect to any demand made in connection with a derivative action or proceeding.

The Trust will not deviate from the foregoing policies in a manner that adversely affects the rights of shareholders of a Fund without the approval of “a vote of a majority of the outstanding voting securities” (as defined in the 1940 Act) of such Fund.

CAPITALIZATION AND VOTING

Each Fund share has one vote. There are no cumulative voting rights. There is no annual meeting of shareholders, but special meetings may be held. On any matter that affects only a particular investment Fund, only shareholders of that Fund may vote unless otherwise required by the 1940 Act or the Master Trust Agreement.

A Fund share represents an equal proportionate interest in the Fund, has a par value of $.001 per share and is entitled to such relative rights and preferences and dividends and distributions earned on the assets belonging to the Fund as may be declared by the Board of Trustees. Fund shares are fully paid and nonassessable by the Trust and have no preemptive rights.

The SSGA Funds do not issue share certificates. Instead, the Transfer Agent sends monthly statements to shareholders of the Fund concurrent with any transaction activity, confirming all investments in or redemptions from their accounts. Each statement also sets forth the balance of shares held in the account.

The Trust is authorized to divide shares of any Fund into two or more classes of shares. The shares of each Fund may have such rights and preferences as the Trustees may establish from time to time, including the right of redemption (including the price, manner and terms of redemption), special and relative rights as to dividends and distributions, liquidation rights, sinking or purchase Fund provisions and conditions under which any Fund may have separate voting rights or no voting rights. Each class of shares is entitled to the same rights and privileges as all other classes of the Fund, except that each class bears the expenses associated with the distribution and shareholder servicing arrangements of that class, as well as other expenses attributable to the class and unrelated to the management of the Fund’s portfolio securities. The Funds have Class N (formerly, Institutional Class) (the original class of shares); and Class A, Class I and Class K State Street Defensive Emerging Markets Equity Fund and State Street International Stock Selection Fund only).

FEDERAL LAW AFFECTING STATE STREET

Federal laws may prohibit state chartered banks such as State Street from engaging in the business of certain kinds of underwriting and other activities and may impact the services provided by State Street. SSGA Funds shares are not endorsed or guaranteed by State Street or its affiliates, are not deposits or obligations of State Street or its affiliates, and are not insured by the Federal Deposit Insurance Corporation or any other governmental agency.

Changes in federal or state statutes and regulations relating to the permissible activities of banks and their affiliates, as well as judicial or administrative decisions or interpretations of such or future statutes and regulations, could prevent the Adviser from continuing to perform all or a part of the above services for its customers and/or the Funds. If the Adviser were prohibited from serving the Fund in any of its present capacities, the Board of Trustees would seek an alternative provider(s) of such services. In such event, changes in the operation of the Funds may occur. It is not expected by the Adviser that existing shareholders would suffer any adverse financial consequences (if another Adviser with equivalent abilities is found) as a result of any of these occurrences.

PROXY VOTING POLICY AND GUIDELINES

The Trust has adopted proxy voting policies pursuant to which the Trust delegates the responsibility for voting proxies relating to portfolio securities held by the Funds to the Adviser as part of the Adviser’s general management of the Funds, subject the Board’s continuing oversight. A copy of the Trust’s proxy voting procedures is located in Appendix B and a copy of the Adviser’s proxy voting policy is located in Appendix C. You may obtain information regarding how the Funds voted proxies relating to their portfolio securities during the most recent 12-month period ended June 30: (1) without charge, upon request, by calling (800) 997-7327; (2) on the Funds’ website at www.ssga.com; and (3) on the SEC’s website at http://www.sec.gov.

MASSACHUSETTS BUSINESS TRUST

Each individual Fund of the Trust is a series of a “Massachusetts business trust.” A copy of the Trust’s Master Trust Agreement is on file in the office of the Secretary of the Commonwealth of Massachusetts. The Master Trust Agreement and the By-Laws of the Trust are designed to make the Trust similar in most respects to a Massachusetts business corporation. The principal distinctions between the two forms relate to shareholder liability and are described below.

Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. This is not the case for a Massachusetts business corporation. However, the Master Trust Agreement provides that the shareholders are not subject to any personal liability for the acts or obligations of the SSGA Funds and that every note, bond, contract, instrument, certificate or undertaking made on behalf of the SSGA Funds contains a provision to the effect that the shareholders are not personally liable.

No personal liability will attach to the shareholders under any undertaking containing such provision when adequate notice of such provision is given, except possibly in a few jurisdictions. With respect to all types of claims in the latter jurisdictions, (1) tort claims, (2) contract claims where the provision referred to is omitted from the undertaking, (3) claims for taxes, and (4) certain statutory liabilities in other jurisdictions, a shareholder may be held personally liable to the extent that claims are not satisfied by the SSGA Funds. However, upon payment of such liability, the shareholder will be entitled to reimbursement from the general assets of the SSGA Funds. The Trustees intend to conduct the operations of the SSGA Funds in a way as to avoid, as far as possible, ultimate liability of the shareholders.

The Master Trust Agreement further provides that the name of the SSGA Funds refers to the Trustees collectively as Trustees, not as individuals or personally, and that no Trustee, officer, employee or agent is liable to any third persons in connection with the affairs of the SSGA Funds, except if the liability arises from his or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his or its duties to such third persons. It also provides that all third persons shall look solely to the property of the SSGA Funds for any satisfaction of claims arising in connection with the affairs of the SSGA Funds. With the exceptions stated, the Trust’s Master Trust Agreement provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Trust.

The Trust shall continue without limitation of time subject to the provisions in the Master Trust Agreement concerning termination by action of the shareholders and the Trustees upon notice to the shareholders.

FINANCIAL STATEMENTS

The audited financial statements for the fiscal year ended August 31, 2021 for the Funds are included in the Annual Reports, which were filed with the SEC on November 24, 2021 as part of the Trust’s filing on Form N-CSR (SEC Accession No. 0001193125-21-340502) and are incorporated into this SAI by reference. Economic or market sector categorizations appearing in the financial statements are for indicative purposes only and do not necessarily reflect any economic or market sector determination that the Funds have made in respect of any specific investment for other purposes. The Annual Reports are available, without charge, upon request, by calling (800) 647-7327 or through the Funds’ website at www.ssga.com.

APPENDIX A

RATINGS OF DEBT INSTRUMENTS

MOODY’S INVESTORS SERVICE, INC. (“MOODY’S”)

GLOBAL LONG-TERM RATING SCALE

Ratings assigned on Moody’s global long-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Long-term ratings are assigned to issuers or obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Aaa: Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa: Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A: Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.

Baa: Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

Ba: Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.

B: Obligations rated B are considered speculative and are subject to high credit risk.

Caa: Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.

Ca: Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.*

*

By their terms, hybrid securities allow for the omission of scheduled dividends, interest, or principal payments, which can potentially result in impairment if such an omission occurs. Hybrid securities may also be subject to contractually allowable write-downs of principal that could result in impairment. Together with the hybrid indicator, the long-term obligation rating assigned to a hybrid security is an expression of the relative credit risk associated with that security.

GLOBAL SHORT-TERM RATING SCALE

Ratings assigned on Moody’s global short-term rating scale are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

P-1: Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2: Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3: Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P GLOBAL RATINGS (“S&P”)

ISSUE CREDIT RATING DEFINITIONS

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS*

AAA: An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

BBB: An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

BB; B; CCC; CC; and C: Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

C: An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

D: An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

NR: This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

*	The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

SHORT-TERM ISSUE CREDIT RATINGS

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

B: A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

D: A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

FITCH RATINGS. (“FITCH”)

ISSUER DEFAULT RATINGS

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns, insurance companies and certain sectors within public finance, are generally assigned Issuer Default Ratings (IDRs). IDRs are also assigned to certain entities in global infrastructure and project finance. IDRs opine on an entity’s relative vulnerability to default on financial obligations. The threshold default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default.

AAA: Highest credit quality.

‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very high credit quality.

‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High credit quality.

‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB: Good credit quality.

‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

BB: Speculative.

‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B: Highly speculative.

‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC: Substantial credit risk.

Default is a real possibility.

CC: Very high levels of credit risk.

Default of some kind appears probable.

C: Near default

A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c.	the formal announcement by the issuer or their agent of a distressed debt exchange;

d.

a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD: Restricted default.

‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a.	an uncured payment default on a bond, loan or other material financial obligation, but

b.	has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c.	has not otherwise ceased operating.

This would include:

i.	the selective payment default on a specific class or currency of debt;

ii.

the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii.

the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; ordinary execution of a distressed debt exchange on one or more material financial obligations.

D: Default.

‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

SHORT-TERM RATINGS ASSIGNED TO ISSUERS AND OBLIGATIONS

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

F1: Highest Short-Term Credit Quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2: Good Short-Term Credit Quality. Good intrinsic capacity for timely payment of financial commitments.

F3: Fair Short-Term Credit Quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B: Speculative Short-Term Credit Quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C: High Short-Term Default risk. Default is a real possibility.

RD: Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

D: Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. For example, the rating category ‘AA’ has three notch-specific rating levels (‘AA+’; ‘AA’; ‘AA-’; each a rating level). Such suffixes are not added to ‘AAA’ ratings. For corporate finance obligation ratings, they are not appended to rating categories below the ‘CCC’. For all other sectors/obligations, they are not assigned to rating categories below the ‘B’.

APPENDIX B - TRUST’S PROXY VOTING POLICY AND PROCEDURES

SSGA FUNDS

STATE STREET MASTER FUNDS

STATE STREET INSTITUTIONAL INVESTMENT TRUST

ELFUN GOVERNMENT MONEY MARKET FUND

ELFUN TAX-EXEMPT INCOME FUND

ELFUN INCOME FUND

ELFUN DIVERSIFIED FUND

ELFUN INTERNATIONAL EQUITY FUND

ELFUN TRUSTS

STATE STREET NAVIGATOR SECURITIES LENDING TRUST

STATE STREET INSTITUTIONAL FUNDS

STATE STREET VARIABLE INSURANCE SERIES FUNDS, INC. (THE “COMPANY”)1

PROXY VOTING POLICY AND PROCEDURES

As of September 20, 2017

The Board of Trustees/Directors of the Trust/Company (each series thereof, a “Fund”) have adopted the following policy and procedures with respect to voting proxies relating to portfolio securities held by the Trust/Company’s investment portfolios.

1. Proxy Voting Policy

The policy of the Trust/Company is to delegate the responsibility for voting proxies relating to portfolio securities held by the Trust/Company to SSGA Funds Management, Inc., the Trust/Company’s investment adviser (the “Adviser”), subject to the Trustees/Directors’ continuing oversight.

2. Fiduciary Duty

The right to vote proxies with respect to a portfolio security held by the Trust/Company is an asset of the Trust/Company. The Adviser acts as a fiduciary of the Trust/Company and must vote proxies in a manner consistent with the best interest of the Trust/Company and its shareholders.

3. Proxy Voting Procedures

A. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policies, procedures and other guidelines for voting proxies (“Policy”) and the policy of any Sub- adviser (as defined below) to which proxy voting authority has been delegated (see Section 9 below). In addition, the Adviser shall notify the Trustees/Directors of material changes to its Policy or the policy of any Sub-adviser promptly and not later than the next regular meeting of the Board of Trustees/Directors after such amendment is implemented.

B. At least annually, the Adviser shall present to the Boards of Trustees/Directors its policy for managing conflicts of interests that may arise through the Adviser’s proxy voting activities. In addition, the Adviser shall report any Policy overrides involving portfolio securities held by a Fund to the Trustees/Directors at the next regular meeting of the Board of Trustees/Directors after such override(s) occur.

[1]

Unless otherwise noted, the singular term “Trust/Company” used throughout this document means each of SSGA Funds, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund, Elfun Trusts, State Street Institutional Funds, and State Street Variable Insurance Series Funds, Inc.

C. At least annually, the Adviser shall inform the Trustees/Director that a record is available with respect to each proxy voted with respect to portfolio securities of the Trust/Company during the year. Also see Section 5 below.

4. Revocation of Authority to Vote

The delegation by the Trustees/Directors of the authority to vote proxies relating to portfolio securities of the Trust/Company may be revoked by the Trustees/Directors, in whole or in part, at any time.

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5. Annual Filing of Proxy Voting Record

The Adviser shall provide the required data for each proxy voted with respect to portfolio securities of the Trust/Company to the Trust/Company or its designated service provider in a timely manner and in a format acceptable to be filed in the Trust/Company’s annual proxy voting report on Form N-PX for the twelve-month period ended June 30. Form N-PX is required to be filed not later than August 31 of each year.

6. Retention and Oversight of Proxy Advisory Firms

A. In considering whether to retain or continue retaining a particular proxy advisory firm, the Adviser will ascertain whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues, act as proxy voting agent as requested, and implement the Policy. In this regard, the Adviser will consider, at least annually, among other things, the adequacy and quality of the proxy advisory firm’s staffing and personnel and the robustness of its policies and procedures regarding its ability to identify and address any conflicts of interest. The Adviser shall, at least annually, report to Boards of Trustees/Directors regarding the results of this review.

B. The Adviser will request quarterly and annual reporting from any proxy advisory firm retained by the Adviser, and hold ad hoc meetings with such proxy advisory firm, in order to determine whether there has been any business changes that might impact the proxy advisory firm’s capacity or competency to provide proxy voting advice or services or changes to the proxy advisory firm’s conflicts policies or procedures. The Adviser will also take reasonable steps to investigate any material factual error, notified to the Adviser by the proxy advisory firm or identified by the Adviser, made by the proxy advisory firm in providing proxy voting services.

7. Periodic Sampling

The Adviser will periodically sample proxy votes to review whether they complied with the Policy. The Adviser shall, at least annually, report to the Boards of Trustees/Directors regarding the frequency and results of the sampling performed.

8. Disclosures

A.	The Trust/Company shall include in its registration statement:

1. A description of this policy and of the policies and procedures used by the Adviser to determine how to vote proxies relating to portfolio securities; and

1. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company’s toll-free telephone number; or through a specified Internet address; or both; and on the Securities and Exchange Commission’s (the “SEC”) website.

B.	The Trust/Company shall include in its annual and semi-annual reports to shareholders:

1. A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust/Company to determine how to vote proxies relating to portfolio securities of the Funds is available without charge, upon request, by calling the Trust/Company’s toll-free telephone number; through a specified Internet address, if applicable; and on the SEC’s website; and

2. A statement disclosing that information regarding how the Trust/Company voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling the Trust/Company’s toll-free telephone number; or through a specified Internet address; or both; and on the SEC’s website.

9. Sub-Advisers

For certain Funds, the Adviser may retain investment management firms (“Sub-advisers”) to provide day-to-day investment management services to the Funds pursuant to sub-advisory agreements. It is the policy of the Trust/Company that the Adviser may delegate proxy voting authority with respect to a Fund to a Sub-adviser. Pursuant to such delegation, a Sub-adviser is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the Sub-adviser’s proxy voting policies and procedures.

10. Review of Policy

The Trustees/Directors shall review this policy to determine its continued sufficiency as necessary from time to time.

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APPENDIX C - ADVISER’S PROXY VOTING PROCEDURES AND GUIDELINES

March 2021 Global Proxy Voting and Engagement Principles

State Street Global Advisors, one of the industry’s largest institutional asset managers, is the investment management arm of State Street Corporation, a leading provider of financial services to institutional investors. As an investment manager, State Street Global Advisors has discretionary proxy voting authority over most of its client accounts, and State Street Global Advisors votes these proxies in the manner that we believe will most likely protect and promote the long-term economic value of client investments, as described in this document.[1]

1   These Global Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors maintains Proxy Voting and Engagement Guidelines for select markets, including: Australia, continental Europe, Japan, New Zealand, North America (Canada and the US), the UK and Ireland, and emerging markets. International markets not covered by our market-specific guidelines are reviewed and voted in a manner that is consistent with our Global Proxy Voting and Engagement Principles (the “Principles”); however, State Street Global Advisors also endeavors to show sensitivity to local market practices when voting in these various markets. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

State Street Global Advisors’ Approach to Proxy Voting and Issuer Engagement	At State Street Global Advisors, we take our fiduciary duties as an asset manager very seriously. We have a dedicated team of corporate governance professionals who help us carry out our duties as a responsible investor. These duties include engaging with companies, developing and enhancing in-house corporate governance guidelines, analyzing corporate governance issues on a case-by-case basis at the company level, and exercising our voting rights. The underlying goal is to maximize shareholder value.

The Principles may take different perspectives on common governance issues that vary from one market to another. Similarly, engagement activity may take different forms in order to best achieve long-term engagement goals. We believe that proxy voting and engagement with portfolio companies is often the most direct and productive way for shareholders to exercise their ownership rights. This comprehensive toolkit is an integral part of the overall investment process.

We believe engagement and voting activity have a direct relationship. As a result, the integration of our engagement activities, while leveraging the exercise of our voting rights, provides a meaningful shareholder tool that we believe protects and enhances the long-term economic value of the holdings in our client accounts. We maximize our voting power and engagement by maintaining a centralized proxy voting and active ownership process covering all holdings, regardless of strategy. Despite the vast investment strategies and objectives across State Street Global Advisors, the fiduciary responsibilities of share ownership and voting for which State Street Global Advisors has voting discretion are carried out with a single voice and objective. In those limited circumstances in which State Street Global Advisors acts as investment manager to a pooled investment vehicle that, pursuant to its governing documents, utilizes guidelines developed by a third-party advisor, the proxy votes implemented with respect to such a fund may differ from and be contrary to those votes implemented for other portfolios managed by State Street Global Advisors pursuant to its proprietary proxy voting guidelines. With respect to such funds utilizing third-party guidelines, the terms of the applicable third-party guidelines shall apply in place of the Principles described herein.

The Principles support governance structures that we believe add to, or maximize, shareholder value for the companies held in our clients’ portfolios. We conduct issuer specific engagements with companies to discuss our principles, including sustainability-related risks. In addition, we encourage issuers to find ways to increase the amount of direct communication board members have with shareholders. Direct communication with executive board members and independent non-executive directors is critical to helping companies understand shareholder concerns. Conversely, we conduct collaborative engagement activities with multiple shareholders and communicate with company representatives about common concerns where appropriate.

In conducting our engagements, we also evaluate the various factors that influence the corporate governance framework of a country, including the macroeconomic conditions and broader political system, the quality of regulatory oversight, the enforcement of property and shareholder rights, and the independence of the judiciary. We understand that regulatory requirements and investor expectations relating to governance practices and engagement activities differ from country to country. As a result, we engage with issuers, regulators, or a combination of the two depending upon the market. We are also a member of various investor associations that seek to address broader corporate governance-related policy at the country level, as well as issuer-specific concerns at a company level.

The State Street Global Advisors Asset Stewardship Team may collaborate with members of the Active Fundamental and various other investment teams to engage with companies on corporate governance issues and to address any specific concerns. This facilitates our comprehensive approach to information gathering as it relates to shareholder items that are to be voted upon at upcoming shareholder meetings. We also conduct issuer-specific engagements with companies, covering various corporate governance and sustainability-related topics outside of proxy season.

The Asset Stewardship Team employs a blend of quantitative and qualitative research, analysis and data in order to support screens that identify issuers where active engagement may be necessary to protect and promote shareholder value. Issuer engagement may also be event driven, focusing on issuer-specific corporate governance, sustainability concerns, or more broad industry-related trends. We also consider the size of our total position of the issuer in question and/or the potential negative governance, performance profile, and circumstance at hand. As a result, we believe issuer engagement can take many forms and be triggered by numerous circumstances. The following approaches represent how we define engagement methods:

Active	We use screening tools designed to capture a mix of company-specific data, including governance and sustainability profiles, to help us focus our voting and engagement activity.

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure that the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for us to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Reactive	Reactive engagement is initiated by the issuers. We routinely discuss specific voting issues and items with the issuer community. Reactive engagement is an opportunity to address not only voting items, but also a wide range of governance and sustainability issues.

We have established an engagement protocol that further describes our approach to issuer engagement.

Measurement

Assessing the effectiveness of our issuer engagement process is often difficult. In order to limit the subjectivity of effectiveness measurement, we actively seek issuer feedback and monitor the actions issuers take post-engagement in order to identify tangible changes. Thus, we are able to establish indicators to gauge how issuers respond to our concerns and to what degree these responses satisfy our requests. It is also important to note that successful engagement activity can be measured over differing time periods depending upon the relevant facts and circumstances. Engagements can last as briefly as a single meeting or span multiple years.

Depending upon the issue and whether the engagement activity is reactive, recurring, or active, engagement with issuers can take the form of written communication, conference calls, or in-person meetings. We believe active engagement is best conducted directly with company management or board members. Collaborative engagement, where multiple shareholders communicate with company representatives, can serve as a potential forum for issues that are not identified by us as requiring active engagement. An example of such a forum is a shareholder conference call.

Proxy Voting Procedure

Oversight

The Asset Stewardship Team is responsible for developing and implementing State Street Global Advisors’ proprietary Proxy Voting and Engagement Guidelines (the “Guidelines”), the implementation of third-party proxy voting guidelines where applicable, case-by-case voting items, issuer engagement activities, and research and analysis of governance-related issues. The implementation of proxy voting guidelines is overseen by the State Street Global Advisors Global Proxy Review Committee (“PRC”), a committee of investment, compliance and legal professionals, who provide guidance on proxy issues, as described in greater detail below. Oversight of the proxy voting process is ultimately the responsibility of the State Street Global Advisors Investment Committee (“IC”). The IC reviews and approves amendments to the Guidelines. The PRC reports to the IC, and may refer certain significant proxy items to that Committee.

Proxy Voting Process	In order to facilitate our proxy voting process, we retain Institutional Shareholder Services Inc. (“ISS”), a firm with expertise in proxy voting and corporate governance. We utilize ISS to: (1) act as our proxy voting agent (providing State Street Global Advisors with vote execution and administration services), (2) assist in applying the Guidelines, (3) provide research and analysis relating to general corporate governance issues and specific proxy items, and (4) provide proxy voting guidelines in limited circumstances.

The Asset Stewardship Team reviews with ISS its Guidelines and the services that ISS provides to State Street Global Advisors on an annual or case-by-case basis. As part of its role as proxy agent and prior to providing vote execution services, ISS pre-populates on an electronic platform certain preliminary proxy votes in accordance with the proxy voting guidelines identified by State Street Global Advisors. On most routine proxy voting items (e.g., ratification of auditors), ISS will shortly before applicable submission deadlines use an automated process to affect the pre-populated proxy votes. To the extent the Asset Stewardship Team becomes aware of material new information within a reasonable period of time before ISS affects such votes, the Asset Stewardship Team will assess whether the pre-populated votes should be updated.

In other cases, the Asset Stewardship Team will evaluate the proxy solicitation to determine how to vote based upon the facts and circumstances, consist with our Principles and accompanying Guidelines.

In some instances, the Asset Stewardship Team may refer significant issues to the PRC for a determination of the proxy vote. In addition, in determining whether to refer a proxy vote to the PRC, the Asset Stewardship Team will consider whether a material conflict of interest exists between the interests of our client and those of State Street Global Advisors or its affiliates (as explained in greater detail in our Conflict Mitigation Guidelines).

We vote in all markets where it is feasible; however, we may refrain from voting meetings when power of attorney documentation is required, where voting will have a material impact on our ability to trade the security, where issuer-specific special documentation is required, or where various market or issuer certifications are required. We are unable to vote proxies when certain custodians, used by our clients, do not offer proxy voting in a jurisdiction or when they charge a meeting specific fee in excess of the typical custody service agreement.

Conflict of Interest	See our standalone Conflict Mitigation Guidelines.

Proxy Voting and Engagement Principles

Directors and Boards	The election of directors is one of the most important fiduciary duties we perform as a shareholder. We believe that well-governed companies can protect and pursue shareholder interests better and withstand the challenges of an uncertain economic environment. As such, we seek to vote director elections in a way that we believe will maximize the long-term value of each portfolio’s holdings.

Principally, a board acts on behalf of shareholders by protecting their interests and preserving their rights. This concept establishes the standard by which board and director performance is measured. In order to achieve this fundamental principle, the role of the board is to carry out its responsibilities in the best long-term interest of the company and its shareholders. An independent and effective board oversees management, provides guidance on strategic matters, selects the CEO and other senior executives, creates a succession plan for the board and management, provides risk oversight, and assesses the performance of the CEO and management. In contrast, management implements the business and capital allocation strategies and runs the company’s day-to-day operations. As part of our engagement process, we routinely discuss the importance of these responsibilities with the boards of issuers.

We believe the quality of a board is a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. In voting to elect nominees, we consider many factors. We believe independent directors are crucial to good corporate governance; they help management establish sound corporate governance policies and practices. A sufficiently independent board will effectively monitor management, maintain appropriate governance practices, and perform oversight functions necessary to protect shareholder interests. We also believe the right mix of skills, independence, diversity, and qualifications among directors provides boards with the knowledge and direct experience to manage risks and operating structures that are often complex and industry-specific.

Accounting and Audit-Related Issues	We believe audit committees are critical and necessary as part of the board’s risk oversight role. The audit committee is responsible for setting out an internal audit function that provides robust audit and internal control systems designed to effectively manage potential and emerging risks to the company’s operations and strategy. We believe audit committees should have independent directors as members, and we will hold the members of the audit committee responsible for overseeing the management of the audit function.

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of the internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. It is important for the audit committee to appoint external auditors who are independent from management; we expect auditors to provide assurance of a company’s financial condition.

Capital Structure, Reorganization and Mergers	The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to a shareholder’s ability to monitor the amounts of proceeds and to ensure capital is deployed efficiently. Altering the capital structure of a company is a critical decision for boards. When making such a decision, we believe the company should disclose a comprehensive business rationale that is consistent with corporate strategy and not overly dilutive to its shareholders.

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In evaluating mergers and acquisitions, we consider the adequacy of the consideration and the impact of the corporate governance provisions to shareholders. In all cases, we use our discretion in order to maximize shareholder value.

Occasionally, companies add anti-takeover provisions that reduce the chances of a potential acquirer to make an offer, or to reduce the likelihood of a successful offer. We do not support proposals that reduce shareholders’ rights, entrench management, or reduce the likelihood of shareholders’ right to vote on reasonable offers.

Compensation	We consider it the board’s responsibility to identify the appropriate level of executive compensation. Despite the differences among the types of plans and the awards possible, there is a simple underlying philosophy that guides our analysis of executive compensation: we believe that there should be a direct relationship between executive compensation and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also consider executive compensation practices when re-electing members of the remuneration committee.

We recognize that compensation policies and practices are unique from market to market; often there are significant differences between the level of disclosures, the amount and forms of compensation paid, and the ability of shareholders to approve executive compensation practices. As a result, our ability to assess the appropriateness of executive compensation is often dependent on market practices and laws.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine	Although we do not seek involvement in the day-to-day operations of an organization, we recognize the need for conscientious oversight and input into management decisions that may affect a company’s value. We support proposals that encourage economically advantageous corporate practices and governance, while leaving decisions that are deemed to be routine or constitute ordinary business to management and the board of directors.

Fixed Income Stewardship	The two elements of our fixed income stewardship program are:

Proxy Voting:

While matters that arise for a vote at bondholder meetings vary by jurisdiction, examples of common proxy voting resolutions at bondholder meetings include:

• Approving amendments to debt covenants and/or terms of issuance

• Authorizing procedural matters, such as filing of required documents/other formalities

• Approving debt restructuring plans

• Abstaining from challenging the bankruptcy trustees

• Authorizing repurchase of issued debt security

• Approving the placement of unissued debt securities under the control of directors

• Approving spin-off/absorption proposals

Given the nature of the items that arise for vote at bondholder meetings, we take a case-by-case approach to voting bondholder resolutions. Where necessary, we will engage with issuers on voting matters prior to arriving at voting decisions. All voting decisions will be made in the best interest of our clients.

Issuer Engagement:

We recognize that debt holders have limited leverage with companies on a day-to-day basis. However, we believe that given the size of our holdings in corporate debt, we can meaningfully influence ESG practices of companies through issuer engagement. Our guidelines for engagement with fixed income issuers broadly follow the engagement guidelines for our equity holdings as described above.

Securities on Loan	For funds in which we act as trustee, we may recall securities in instances where we believe that a particular vote will have a material impact on the fund(s). Several factors shape this process. First, we must receive notice of the vote in sufficient time to recall the shares on or before the record date. In many cases, we do not receive timely notice, and we are unable to recall the shares on or before the record date. Second, State Street Global Advisors may exercise its discretion and recall shares if it believes that the benefit of voting shares will outweigh the foregone lending income. This determination requires State Street Global Advisors, with the information available at the time, to form judgments about events or outcomes that are difficult to quantify. Given our expertise and vast experience, we believe that the recall of securities will rarely provide an economic benefit that outweighs the cost of the foregone lending income.

Reporting	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89- 55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal. The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent

© 2021 State Street Corporation.

All Rights Reserved.

ID421080-3479888.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021 Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity

State Street Corporation has a comprehensive standalone Conflicts of Interest Policy and other policies that address a range of conflicts of interests identified. In addition, State Street Global Advisors, the asset management business of State Street Corporation, maintains a conflicts register that identifies key conflicts and describes systems in place to mitigate the conflicts. This guidance[i] is designed to act in conjunction with related policies and practices employed by other groups within the organization. Further, they complement those policies and practices by providing specific guidance on managing the conflicts of interests that may arise through State Street Global Advisors’ proxy voting and engagement activities.

i  These Managing Conflicts of Interest Arising From State Street Global Advisors’ Proxy Voting and Engagement Activity Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

Managing Conflicts of Interest Related to Proxy Voting

State Street Global Advisors has policies and procedures designed to prevent undue influence on State Street Global Advisors’s voting activities that may arise from relationships between proxy issuers or companies and State Street Corporation, State Street Global Advisors, State Street Global Advisors affiliates, State Street Global Advisors Funds or State Street Global Advisors Fund affiliates.

Protocols designed to help mitigate potential conflicts of interest include:

•   Assigning sole responsibility for the implementation of proxy voting guidelines to members of State Street Global Advisors’s Asset Stewardship team. Members of the Asset Stewardship team may from time to time discuss views on proxy voting matters, company performance, strategy etc. with other State Street Corporation or State Street Global Advisors employees including portfolio managers, senior executives and relationship managers. However, final voting decisions are made solely by the Asset Stewardship team, in a manner that is consistent with the best interests of all clients, taking into account various perspectives on risks and opportunities with a view of maximizing the value of client assets;

• Generally exercising a singular vote decision for each ballot item regardless of our investment strategy;[1]

•   Prohibiting members of State Street Global Advisors’s Asset Stewardship team from disclosing State Street Global Advisors’s voting decision to any individual not affiliated with the proxy voting process prior to the meeting or date of written consent, as the case may be;

•   Mandatory disclosure by members of the State Street Global Advisors’s Asset Stewardship team, Global Proxy Review Committee (“PRC”) and Investment Committee (“IC”) of any personal conflict of interest (e.g., familial relationship with company management, serves as a director on the board of a listed company) to the Head of the Asset Stewardship team. Members are required to recuse themselves from any engagement or proxy voting activities related to the conflict;

•   In certain instances, client accounts and/or State Street Global Advisors pooled funds, where State Street Global Advisors acts as trustee, may hold shares in State Street Corporation or other State Street Global Advisors affiliated entities, such as mutual funds affiliated with State Street Global Advisors Funds Management, Inc. In general, State Street Global Advisors will outsource any voting decision relating to a shareholder meeting of State Street Corporation or other State Street Global Advisors affiliated entities to independent outside third parties. Delegated third parties exercise vote decisions based upon State Street Global Advisors’s Proxy Voting and Engagement Guidelines (“Guidelines”); and

• Reporting of overrides of Guidelines, if any, to the PRC on a quarterly basis.

1   State Street Global Advisors believes such an approach is generally in our clients’ best interest as our proxy voting principles are focused on enhancing long term shareholder value and a unified voting approach maximizes our clients’ voice and promotes firm-wide integration and sharing of insights between teams to the benefit of clients. In limited circumstances, certain pooled investment vehicles for which State Street Global Advisors acts as investment manager may, pursuant to their governing documents, utilize proxy voting guidelines developed by third-party advisors.

In general, we do not believe matters that fall within proxy voting guidelines utilized by State Street Global Advisors and that are voted consistently with such guidelines present any potential conflicts, since the vote on the matter has effectively been determined without reference to the soliciting entity. However, where matters do not fall within the applicable proxy voting guidelines or where we believe that voting in accordance with such guidelines is unwarranted, we conduct an additional review to determine whether there is a conflict of interest. In circumstances where a conflict has been identified and either: (i) the matter does not fall clearly within the applicable guidelines; or (ii) SSGA determines that voting in accordance with such guidance is not in the best interests of its clients, the Head of the Asset Stewardship team will determine whether a material relationship exists. If so, the matter is referred to the PRC. The PRC then reviews the matter and determines whether a conflict of interest exists, and if so, how to best resolve such conflict. For example, the PRC may (i) determine that the proxy vote does not give rise to a conflict due to the issues presented, (ii) refer the matter to the IC for further evaluation or (iii) retain an independent fiduciary to determine the appropriate vote.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario

M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global

Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global

Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421084-3479898.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021 Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues

Overview

Our primary fiduciary obligation to our clients is to maximize the long-term returns of their investments. It is our view that material environmental and social (sustainability) issues can both create risk as well as generate long-term value in our portfolios. This philosophy provides the foundation for our value-based approach to Asset Stewardship.

We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio.

Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. Engagements are often multi- year exercises. We share our views of key topics and also seek to understand the disclosure and practices of issuers. We leverage our long-term relationship with companies to effect change. Voting on sustainability issues is mainly driven through shareholder proposals. However, we may take voting action against directors even in the absence of shareholder proposals for unaddressed concerns pertaining to sustainability matters.

In this document we provide additional transparency into our approach to engagement and voting on sustainability- related matters. In limited circumstances, State Street Global Advisors may act as investment manager to pooled investment vehicles that, pursuant to their governing documents, utilize guidelines developed by a third-party advisor. With respect to such funds utilizing third-party guidelines, the voting practices described in the applicable third-party guidelines will apply in place of the voting practices described herein.

Our Approach to Assessing Materiality and Relevance of Sustainability Issues	While we believe that sustainability-related factors can expose potential investment risks as well as drive long-term value creation, the materiality of specific sustainability issues varies from industry to industry and company by company. With this in mind, we leverage several distinct frameworks as well as additional resources to inform our views on the materiality of a sustainability issue at a given company including:

• The Sustainability Accounting Standards Board’s (SASB) Industry Standards

• The Task Force on Climate-related Financial Disclosures (TCFD) Framework

• Disclosure expectations in a company’s given regulatory environment

• Market expectations for the sector and industry

• Other existing third party frameworks, such as the CDP (formally the Carbon Disclosure Project) or the Global Reporting Initiative

• Our proprietary R-FactorTM 1 score

1   State Street Global Advisors’ proprietary scoring model, which aligns with SASB’s Sustainability Accounting Standards, and measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

We expect companies to disclose information regarding their approach to identifying material sustainability-related risks and the management policies and practices in place to address such issues. We support efforts by companies to demonstrate the ways in which sustainability is incorporated into operations, business activities, and most importantly, long-term business strategy.

Approach to Engagement on Sustainability Issues	State Street Global Advisors holds around 12,000 listed equities across its global portfolios. The success of our engagement process is due to our ability to prioritize and optimally allocate resources. Our approach is driven by:

1. Proprietary Screens

We have developed proprietary in-house sustainability screens to help identify companies for proactive engagement. These screens leverage our proprietary R-FactorTM score to identify sector and industry outliers for engagement and voting on sustainability issues.

2. Thematic Prioritization

As part of our annual stewardship planning process we identify thematic sustainability priorities that will be addressed during most engagement meetings. We develop our priorities based upon several factors, including client feedback, emerging sustainability trends, developing macroeconomic conditions, and evolving regulations. These engagements not only inform our voting decisions but also allow us to monitor improvement over time and to contribute to our evolving perspectives on priority areas. Insights from these engagements are shared with clients through our publicly available Annual Stewardship Report.

Voting on Sustainability Proposals	Historically, shareholder proposals addressing sustainability-related topics have been most common in the U.S. and Japanese markets. However, we have observed such proposals being filed in additional markets, including Australia, the UK, and continental Europe.

Agnostic of market, sustainability-related shareholder proposals address diverse topics and typically ask companies to either improve sustainability-related disclosure or enhance their practices. Common topics for sustainability-related shareholder proposals include:

• Climate-related issues

• Sustainable practices

• Gender equity

• Campaign contributions and lobbying

• Labor and human rights

• Animal welfare

We take a case-by-case approach to voting on shareholder proposals related to sustainability topics and consider the following when reaching a final vote decision:

• The materiality of the sustainability topic in the proposal to the company’s business and sector (see “Our Approach to Assessing Materiality and Relevance of Sustainability Issues” above)

• The content and intent of the proposal

• Whether the adoption of such a proposal would promote long-term shareholder value in the context of the company’s disclosure and practices

• The level of board involvement in the oversight of the company’s sustainability practices

• Quality of engagement and responsiveness to our feedback

• Binding nature of proposal or prescriptiveness of proposal

Voting on Sustainability Proposals	• State Street Global Advisors votes For (support for proposal) if the issue is material and the company has poor disclosure and/or practices relative to our expectations.

• State Street Global Advisors votes Abstain (some reservations) if the issue is material and the company’s disclosure and/or practices could be improved relative to our expectations.

• State Street Global Advisors votes Against (no support for proposal) if the issue is non-material and/or the company’s disclosure and/or practices meet our expectations.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide

Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number

145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE- 105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

© 2021 State Street Corporation.

All Rights Reserved.

ID421079-3479887.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
Australia and New Zealand

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines[i] outline our expectations of companies listed on stock exchanges in Australia and New Zealand. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Australia and New Zealand Proxy Voting and Engagement Guidelines address areas including board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will best protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets as well as country specific best practice guidelines, and corporate governance codes. We may hold companies in such markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in Australia and New Zealand, we expect all companies at a minimum to comply with the ASX Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) investment teams, collaborating on issuer engagement and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the region.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”). We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a good balance of skills, expertise, and independence provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to corporate governance and help management establish sound ESG policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests. We expect boards of ASX 300 and New Zealand listed companies to be comprised of at least a majority of independent directors. At all other Australian listed companies, we expect boards to be comprised of at least one-third independent directors.

Our broad criteria for director independence in Australia and New Zealand include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors, or senior employees

When voting on the election or re-election of a director, we also consider the number of outside board directorships that a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships, significant shareholdings, and tenure. We support the annual election of directors and encourage Australian and New Zealand companies to adopt this practice.

While we are generally supportive of having the roles of chairman and CEO separated in the Australian and New Zealand markets, we assess the division of responsibilities between chairman and CEO on a case-by-case basis, giving consideration to factors such as company-specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we will monitor for circumstances in which a combined chairman/CEO is appointed or where a former CEO becomes chairman.

We may also consider board performance and directors who appear to be remiss in the performance of their oversight responsibilities when analyzing their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration, and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and their effectiveness and resource levels. ASX Corporate Governance Principles requires listed companies to have an audit committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. It also requires that the committee be chaired by an independent director who is not the chair of the board. We hold Australian and New Zealand companies to our global standards for developed financial markets by requiring that all members of the audit committee be independent directors.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues, such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if the board has failed to address concerns over board structure or succession.

Further, we expect boards of ASX 300 listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

Executive pay is another important aspect of corporate governance. We believe that executive pay should be determined by the board of directors. We expect companies to have in place remuneration committees to provide independent oversight over executive pay. ASX Corporate Governance Principles require listed companies to have a remuneration committee of at least three members all of whom are non-executive directors and a majority of whom are independent directors. Since Australia has a non-binding vote on pay with a two-strike rule requiring a board spill vote in the event of a second strike, we believe that the vote provides investors a mechanism to address concerns they may have on the quality of oversight provided by the board on remuneration issues. Accordingly, our voting guidelines accommodate local market practice.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies on the ASX 100 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have independent non-executive directors designated as members.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or to re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we will take into consideration the level of detail in company disclosures. We will generally not support resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Shareholder Rights and Capital-Related Issues	Share Issuances
The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor the returns and to ensure capital is deployed efficiently. State Street Global Advisors supports capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions seeking authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for specific purpose.

Share Repurchase Programs

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation. We may also vote against if the payout is excessive given the company’s financial position. Particular attention will be warranted when the payment may damage the company’s long-term financial health.

Mergers and Acquisitions

Mergers or reorganization of the company structure often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation. Proposals that are in the best interests of shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported. We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses, such as authorities for the board to issue warrants convertible into shares to existing shareholders during a hostile takeover.

Remuneration	Executive Pay

There is a simple underlying philosophy that guides State Street Global Advisors’ analysis of executive pay; there should be a direct relationship between remuneration and company performance over the long term. Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider various factors, such as adequate disclosure of different remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. SSGA may oppose remuneration reports in which there seems to be a misalignment between pay and shareholders’ interests and where incentive policies and schemes have a re-test option or feature. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters, such as grant limits, performance metrics, performance, and vesting periods and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price nor plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees generally are not controversial. We generally support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by other comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards to have discretion over the ways in which they provide oversight in this area. However, we expect companies to disclose ways in which the board provides oversight on its risk management system and to identify key risks facing the company. Boards should also review existing and emerging risks that evolve in tandem with the political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière- Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89- 55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID423151-3479907.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
Europe

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ European Proxy Voting and Engagement Guidelines[i] cover different corporate governance frameworks and practices in European markets, excluding the United Kingdom and Ireland. These guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc.is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in European markets address areas such as board structure, audit-related issues, capital structure, remuneration, as well as environmental, social and other governance-related issues.

When voting and engaging with companies in European markets, we consider market-specific nuances in the manner that we believe will most likely protect and promote the long-term financial value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. We may hold companies in some markets to our global standards when we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines.

In our analysis and research into corporate governance issues in European companies, we also consider guidance issued by the European Commission and country-specific governance codes. We proactively monitor companies’ adherence to applicable guidance and requirements. Consistent with the diverse “comply-or-explain” expectations established by guidance and codes, we encourage companies to proactively disclose their level of compliance with applicable provisions and requirements. In cases of non-compliance, when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise in order to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) investment teams, collaborating on issuer engagement and providing input on company-specific fundamentals.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”). We are committed to sustainable investing; thus, we are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value, and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management, to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise.

In principle, we believe independent directors are crucial to good corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence in European companies include factors such as:

• Participation in related–party transactions and other business relations with the company

• Employment history with the company

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Serving as an employee or government representative and

• Overall average board tenure and individual director tenure at issuers with classified and de-classified boards, respectively

• Company classification of a director as non-independent

While overall board independence requirements and board structures differ from market to market, we consider voting against directors we deem non-independent if overall board independence is below one-third or if overall independence level is below 50% after excluding employee representatives and/or directors elected in accordance with local laws who are not elected by shareholders. We may withhold support for a proposal to discharge the board if a company fails to meet adequate governance standards or board level independence.

We also assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as overall level of independence on the board and general corporate governance standards in the company. However, we may take voting action against the chair or members of the nominating committee at the STOXX Europe 600 companies that have combined the roles of chair and CEO and have not appointed an independent deputy chair or a lead independent director.

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against named executive officers who undertake more than two public board memberships. Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold . In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings. Moreover, we may vote against the election of a director whose biographical disclosures are insufficient to assess his or her role on the board and/or independence.

Further, we expect boards of STOXX Europe 600 listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

Although we generally are in favour of the annual election of directors, we recognise that director terms vary considerably in different European markets. We may vote against article/bylaw changes that seek to extend director terms. In addition, we may vote against directors if their terms extend beyond four years in certain markets.

We believe companies should have relevant board level committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, appointing external auditors, monitoring their qualifications and independence, and assessing effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight of executive pay. We may vote against nominees who are executive members of audit or remuneration committees.

In our analysis of boards, we consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations, and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint.

In certain European markets it is not uncommon for the election of directors to be presented in a single slate. In these cases, where executives serve on the audit or the remuneration committees, we may vote against the entire slate.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities (e.g. fraud, criminal wrongdoing and/or breach of fiduciary responsibilities).

Poorly structured executive remuneration plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s remuneration proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a remuneration-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies on the DAX 30 and CAC 40 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law if a director has not acted in bad faith, with gross negligence, or with reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues

Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting up an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint them at the annual meeting. When appointing external auditors and approving audit fees, we consider the level of detail in company disclosures; we will generally not support such resolutions if adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. We may consider auditor tenure when evaluating the audit process in certain circumstances.

Limit Legal Liability of External Auditors	We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues	In some European markets, differential voting rights continue to exist. State Street Global Advisors supports the one-share, one-vote policy and favors a share structure where all shares have equal voting rights. We believe pre-emption rights should be introduced for shareholders in order to provide adequate protection from excessive dilution from the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders. We support proposals to abolish voting caps and capitalization changes that eliminate other classes of stock and/or unequal voting rights.

Increase in Authorized Capital

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is fundamental to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares whilst disapplying pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we oppose capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs	We typically support proposals to repurchase shares; however, there are exceptions in some cases. We do not support repurchases if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which the company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid to cases in which the payment may damage the company’s long-term financial health.

Related-Party Transactions

Some companies in European markets have a controlled ownership structure and complex cross-shareholdings between subsidiaries and parent companies (“related companies”). Such structures may result in the prevalence of related-party transactions between the company and its various stakeholders, such as directors and management, subsidiaries and shareholders. In markets where shareholders are required to approve such transactions, we expect companies to provide details of the transaction, such as the nature, the value and the purpose of such a transaction. We also encourage independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Mergers and Acquisitions

Mergers or restructurings often involve proposals relating to reincorporation, restructurings, mergers, liquidation and other major changes to the corporation. Proposals will be supported if they are in the best interest of the shareholders, which is demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Measures

European markets have diverse regulations concerning the use of share issuances as takeover defenses, with legal restrictions lacking in some markets. We support the one-share, one-vote policy. For example, dual-class capital structures entrench certain shareholders and management, insulating them from possible takeovers. We oppose unlimited share issuance authorizations because they can be used as anti-takeover devices. They have the potential for substantial voting and earnings dilution. We also monitor the duration of time for authorities to issue shares, as well as whether there are restrictions and caps on multiple issuance authorities during the specified time periods. We oppose antitakeover defenses, such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Remuneration

Executive Pay

Despite the differences among the various types of plans and awards, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach.

Equity Incentives Plans

We may not support proposals regarding equity-based incentive plans where insufficient information is provided on matters, including grant limits, performance metrics, performance and vesting periods, and overall dilution. Generally, we do not support options under such plans being issued at a discount to market price or plans that allow for retesting of performance metrics.

Non–Executive Director Pay

In European markets, proposals seeking shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether the fees are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance-related pay to non-executive directors on a company-by-company basis.

Risk Management

We believe that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight on the risk management process established by senior executives at a company. We allow boards discretion regarding the ways in which they provide oversight in this area. However, we expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks, as they can change with a changing political and economic landscape or as companies diversify or expand their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors

Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421090-3479909.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021

Proxy Voting and Engagement Guidelines Japan

State Street Global Advisors’ Japan Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in Japan. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Guidelines, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

1   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc.. SSGA Funds Management, Inc.is an SEC registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ Proxy Voting and Engagement Guidelines in Japan address areas including: board structure, audit related issues, capital structure, remuneration, environmental, social, and other governance-related issues.

When voting and engaging with companies in Japan, State Street Global Advisors takes into consideration the unique aspects of Japanese corporate governance structures. We recognize that under Japanese corporate law, companies may choose between two structures of corporate governance: the statutory auditor system or the committee structure. Most Japanese boards predominantly consist of executives and non-independent outsiders affiliated through commercial relationships or cross-shareholdings. Nonetheless, when evaluating companies, State Street Global Advisors expects Japanese companies to address conflicts of interest and risk management and to demonstrate an effective process for monitoring management. In our analysis and research regarding corporate governance issues in Japan, we expect all companies at a minimum to comply with Japan’s Corporate Governance Principles and proactively monitor companies’ adherence to the principles. Consistent with the ‘comply or explain’ expectations established by the Principles, we encourage companies to proactively disclose their level of compliance with the Principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy

In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Asia-Pacific (“APAC”) Investment Teams; the teams collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in Japan.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with Japan’s Stewardship Code and Corporate Governance Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors with a balance of skills, expertise, and independence, provides the foundation for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions that are necessary to protect shareholder interests.

Further, we expect boards of TOPIX 500 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee or those persons deemed responsible for the nomination process.

Japanese companies have the option of having a traditional board of directors with statutory auditors, a board with a committee structure, or a hybrid board with a board level audit committee. We will generally support companies that seek shareholder approval to adopt a committee or hybrid board structure.

Most Japanese issuers prefer the traditional statutory auditor structure. Statutory auditors act in a quasi-compliance role, as they are not involved in strategic decision-making nor are they part of the formal management decision process. Statutory auditors attend board meetings but do not have voting rights at the board; however, they have the right to seek an injunction and conduct broad investigations of unlawful behavior in the company’s operations.

State Street Global Advisors will support the election of statutory auditors, unless the outside statutory auditor nominee is regarded as non-independent based on our criteria, the outside statutory auditor has attended less than 75 percent of meetings of the board of directors or board of statutory auditors during the year under review, or the statutory auditor has been remiss in the performance of their oversight responsibilities (fraud, criminal wrong doing, and breach of fiduciary responsibilities).

For companies with a statutory auditor structure there is no legal requirement that boards have outside directors; however, we believe there should be a transparent process of independent and external monitoring of management on behalf of shareholders.

•   We believe that boards of TOPIX 500 companies should have at least three independent directors or be at least one-third independent, whichever requires fewer independent directors. Otherwise, we may oppose the board leader who is responsible for the director nomination process

• For controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, we may oppose the board leader if the board does not have at least two independent directors

•   For non-controlled, non-TOPIX 500 companies with a statutory auditor structure or hybrid structure, State Street Global Advisors may oppose the board leader, if the board does not have at least two outside directors

For companies with a committee structure or a hybrid board structure, we also take into consideration the overall independence level of the committees. In determining director independence, we consider the following factors:

• Participation in related-party transactions and other business relations with the company

• Past employment with the company

• Professional services provided to the company

• Family ties with the company

Regardless of board structure, we may oppose the election of a director for the following reasons:

• Failure to attend board meetings

• In instances of egregious actions related to a director’s service on the board

State Street Global Advisors may take voting action against board members at companies on the TOPIX 100 that are laggards based on their R-FactorTM scores[2] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, State Street Global Advisors supports proposals to limit directors’ and statutory auditors’ liability and/or expand indemnification and liability protection up to the limit provided by law, if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. We believe limitations and indemnification are necessary to attract and retain qualified directors.

2   R-FactorTM is a scoring system created by State Street Global Advisors that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Audit-Related Items

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should have the opportunity to vote on the appointment of the auditor at the annual meeting.

Ratifying External Auditors

We generally support the appointment of external auditors unless the external auditor is perceived as being non-independent and there are concerns about the accounts presented and the audit procedures followed.

Approval of Financial Statements

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Limiting Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms as we believe this could create a negative impact on the quality of the audit function.

Capital Structure, Reorganization, and Mergers

State Street Global Advisors supports the “one share one vote” policy and favors a share structure where all shares have equal voting rights. We support proposals to abolish voting caps or multiple voting rights and will oppose measures to introduce these types of restrictions on shareholder rights.

We believe pre-emption rights should be introduced for shareholders. This can provide adequate protection from excessive dilution due to the issuance of new shares or convertible securities to third parties or a small number of select shareholders.

Unequal Voting Rights

We generally oppose proposals authorizing the creation of new classes of common stock with superior voting rights. We will generally oppose new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add classes of stock with undefined voting rights or classes that may dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Increase in Authorized Capital

We generally support increases in authorized capital where the company provides an adequate explanation for the use of shares. In the absence of an adequate explanation, we may oppose the request if the increase in authorized capital exceeds 100% of the currently authorized capital. Where share issuance requests exceed our standard threshold, we will consider the nature of the specific need, such as mergers, acquisitions and stock splits.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation; or, the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long-term financial health.

Share Repurchase Programs

Companies are allowed under Japan Corporate Law to amend their articles to authorize the repurchase of shares at the board’s discretion. We will oppose an amendment to articles allowing the repurchase of shares at the board’s discretion. We believe the company should seek shareholder approval for a share repurchase program at each year’s AGM, providing shareholders the right to evaluate the purpose of the repurchase.

We generally support proposals to repurchase shares, unless the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. We will support proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations. In general, provisions that are deemed to be destructive to shareholders’ rights or financially detrimental are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We will generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• Offers in which the current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

In general, State Street Global Advisors believes that adoption of poison pills that have been structured to protect management and to prevent takeover bids from succeeding is not in shareholders’ interest. A shareholder rights plan may lead to management entrenchment. It may also discourage legitimate tender offers and acquisitions. Even if the premium paid to companies with a shareholder rights plan is higher than that offered to unprotected firms, a company’s chances of receiving a takeover offer in the first place may be reduced by the presence of a shareholder rights plan.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

In evaluating the adoption or renewal of a Japanese issuer’s shareholder rights plans (“poison pill”), we consider the following conditions: (i) release of proxy circular with details of the proposal with adequate notice in advance of meeting, (ii) minimum trigger of over 20%, (iii) maximum term of three years, (iv) sufficient number of independent directors, (v) presence of an independent committee, (vi) annual election of directors, and (vii) lack of protective or entrenchment features. Additionally, we consider the length of time that a shareholder rights plan has been in effect.

In evaluating an amendment to a shareholder rights plan (“poison pill”), in addition to the conditions above, we will also evaluate and consider supporting proposals where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers.

Compensation

In Japan, excessive compensation is rarely an issue. Rather, the problem is the lack of connection between pay and performance. Fixed salaries and cash retirement bonuses tend to comprise a significant portion of the compensation structure while performance- based pay is generally a small portion of the total pay. State Street Global Advisors, where possible, seeks to encourage the use of performance-based compensation in Japan as an incentive for executives and as a way to align interests with shareholders.

Adjustments to Aggregate Compensation Ceiling for Directors

Remuneration for directors is generally reasonable. Typically, each company sets the director compensation parameters as an aggregate thereby limiting the total pay to all directors. When requesting a change, a company must disclose the last time the ceiling was adjusted, and management provides the rationale for the ceiling increase. We will generally support proposed increases to the ceiling if the company discloses the rationale for the increase. We may oppose proposals to increase the ceiling if there has been corporate malfeasance or sustained poor performance.

Annual Bonuses for Directors/Statutory Auditors

In Japan, since there are no legal requirements that mandate companies to seek shareholder approval before awarding a bonus, we believe that existing shareholder approval of the bonus should be considered best practice. As a result, we support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period.

Retirement Bonuses for Directors/Statutory Auditors

Retirement bonuses make up a sizeable portion of directors’ and auditors’ lifetime compensation and are based upon board tenure. While many companies in Japan have abolished this practice, there remain many proposals seeking shareholder approval for the total amounts paid to directors and statutory auditors as a whole. In general, we support these payments unless the recipient is an outsider or in instances where the amount is not disclosed.

Stock Plans

Most option plans in Japan are conservative, particularly at large companies. Japanese corporate law requires companies to disclose the monetary value of the stock options for directors and/or statutory auditors. Some companies do not disclose the maximum number of options that can be issued per year and shareholders are unable to evaluate the dilution impact. In this case, we cannot calculate the dilution level and, therefore, we may oppose such plans for poor disclosure. We also oppose plans that allow for the repricing of the exercise price.

Deep Discount Options

As Japanese companies move away from the retirement bonus system, deep discount options plans have become more popular. Typically, the exercise price is set at JPY 1 per share. We evaluate deep discount options using the same criteria used to evaluate stock options as well as considering the vesting period.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

Miscellaneous/ Routine Items	Expansion of Business Activities

Japanese companies’ articles of incorporation strictly define the types of businesses in which a company is permitted to engage. In general, State Street Global Advisors views proposals that expand and diversify the company’s business activities as routine and non-contentious. We will monitor instances in which there has been an inappropriate acquisition and diversification away from the company’s main area of competence that resulted in a decrease of shareholder value.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*   This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

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State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A

3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number:

145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership:

Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors

Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421096-3479913.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
North America (United States & Canada)

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines[1] outline our expectations of companies listed on stock exchanges in the US and Canada. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidance.

1   These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. ” SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

State Street Global Advisors’ North America Proxy Voting and Engagement Guidelines address areas, including board structure, director tenure, audit related issues, capital structure, executive compensation, as well as environmental, social, and other governance-related issues of companies listed on stock exchanges in the US and Canada (“North America”).

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country specific best practice guidelines and corporate governance codes. When we feel that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to its global voting guidelines, we may hold companies in such markets to our global standards.

In its analysis and research about corporate governance issues in North America, we expect all companies to act in a transparent manner and to provide detailed disclosure on board profiles, related-party transactions, executive compensation, and other governance issues that impact shareholders’ long-term interests. Further, as a founding member of the Investor Stewardship Group (“ISG”), we proactively monitor companies’ adherence to the Corporate Governance Principles for US listed companies. Consistent with the “comply-or-explain” expectations established by the principles, we encourage companies to proactively disclose their level of compliance with the principles. In instances of non-compliance when companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	Corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagements to address significant shareholder concerns and environmental, social, and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and various other investment teams, collaborating on issuer engagements and providing input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in North America.

State Street Global Advisors is a signatory to the United Nations Principles of Responsible Investment (“UNPRI”) and is compliant with the US Investor Stewardship Group Principles. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practices, where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of the board of directors is to preserve and enhance shareholder value and protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy and overseeing executive management to monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

State Street Global Advisors believes that a well constituted board of directors, with a balance of skills, expertise, and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Director-related proposals include issues submitted to shareholders that deal with the composition of the board or with members of a corporation’s board of directors. In deciding the director nominee to support, we consider numerous factors.

Director Elections

Our director election guideline focuses on companies’ governance profile to identify if a company demonstrates appropriate governance practices or if it exhibits negative governance practices. Factors we consider when evaluating governance practices include, but are not limited to the following:

• Shareholder rights

• Board independence

• Board structure

If a company demonstrates appropriate governance practices, we believe a director should be classified as independent based upon the relevant listing standards or local market practice standards. In such cases, the composition of the key oversight committees of a board should meet the minimum standards of independence. Accordingly, we will vote against a nominee at a company with appropriate governance practices if the director is classified as non-independent under relevant listing standards or local market practice and serves on a key committee of the board (compensation, audit, nominating, or committees required to be fully independent by local market standards).

Conversely, if a company demonstrates negative governance practices, State Street Global Advisors believes the classification standards for director independence should be elevated. In such circumstances, we will evaluate all director nominees based upon the following classification standards:

• Is the nominee an employee of or related to an employee of the issuer or its auditor?

• Does the nominee provide professional services to the issuer?

• Has the nominee attended an appropriate number of board meetings?

• Has the nominee received non-board related compensation from the issuer?

In the US market where companies demonstrate negative governance practices, these stricter standards will apply not only to directors who are a member of a key committee but to all directors on the board as market practice permits. Accordingly, we will vote against a nominee (with the exception of the CEO) where the board has inappropriate governance practices and is considered not independent based on the above independence criteria.

Additionally, we may withhold votes from directors based on the following:

•   Overall average board tenure is excessive. In assessing excessive tenure, we consider factors such as the preponderance of long tenured directors, board refreshment practices, and classified board structures

• Directors attend less than 75% of board meetings without appropriate explanation or providing reason for their failure to meet the attendance threshold

• NEOs of a public company who sit on more than two public company boards*

• Board chairs or lead independent directors who sit on more than three public company boards*

• Director nominees who sit on more than four public company boards*

• Directors of companies that have not been responsive to a shareholder proposal that received a majority shareholder support at the last annual or special meeting

• Consideration can be warranted if management submits the proposal(s) on the ballot as a binding management proposal, recommending shareholders vote for the particular proposal(s)

•   Directors of companies have unilaterally adopted/ amended company bylaws that negatively impact our shareholder rights (such as fee-shifting, forum selection, and exclusion service bylaws) without putting such amendments to a shareholder vote

• Compensation committee members where there is a weak relationship between executive pay and performance over a five-year period
* Service on a mutual fund board is not considered when evaluating directors for excessive commitments.

• Audit committee members if non-audit fees exceed 50% of total fees paid to the auditors

• Directors who appear to have been remiss in their duties

Further, we expect boards of Russell 3000 and TSX listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, SSGA may vote against all incumbent members of the nominating committee.

In addition, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the S&P 500 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee.

SSGA may take voting action against board members at companies on the S&P 500 that are laggards based on their R-FactorTM scores* and cannot articulate how they plan to improve their score.

Director-Related Proposals

We generally vote for the following director-related proposals:

• Discharge of board members’ duties, in the absence of pending litigation, regulatory investigation, charges of fraud, or other indications of significant concern

• Proposals to restore shareholders’ ability in order to remove directors with or without cause

• Proposals that permit shareholders to elect directors to fill board vacancies

• Shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid

We generally vote against the following director-related proposals:

• Requirements that candidates for directorships own large amounts of stock before being eligible to be elected

• Proposals that relate to the “transaction of other business as properly comes before the meeting,” which extend “blank check” powers to those acting as proxy

• Proposals requiring two candidates per board seat

Majority Voting

We will generally support a majority vote standard based on votes cast for the election of directors.
* Common for non-US issuers; request from the issuer to discharge from liability the directors or auditors with respect to actions taken by them during the previous year.

We will generally vote to support amendments to bylaws that would require simple majority of voting shares (i.e. shares cast) to pass or to repeal certain provisions.

Annual Elections

We generally support the establishment of annual elections of the board of directors. Consideration is given to the overall level of board independence and the independence of the key committees, as well as the existence of a shareholder rights plan.

Cumulative Voting

We do not support cumulative voting structures for the election of directors.

Separation Chair/CEO

We analyze proposals for the separation of Chair/CEO on a case-by-case basis taking into consideration numerous factors, including the appointment of and role played by a lead director, a company’s performance, and the overall governance structure of the company.

However, we may take voting action against the chair or members of the nominating committee at S&P 500 companies that have combined the roles of chair and CEO and have not appointed a lead independent director.

Proxy Access

In general, we believe that proxy access is a fundamental right and an accountability mechanism for all long-term shareholders. We will consider proposals relating to proxy access on a case-by-case basis. We will support shareholder proposals that set parameters to empower long-term shareholders while providing management the flexibility to design a process that is appropriate for the company’s circumstances.

We will review the terms of all other proposals and will support those proposals that have been introduced in the spirit of enhancing shareholder rights.

Considerations include the following:

• The ownership thresholds and holding duration proposed in the resolution

• The binding nature of the proposal

• The number of directors that shareholders may be able to nominate each year

• Company governance structure

• Shareholder rights

• Board performance

Age/Term Limits

Generally, we will vote against age and term limits unless the company is found to have poor board refreshment and director succession practices, and has a preponderance of non-executive directors with excessively long tenures serving on the board.

Approve Remuneration of Directors

Generally, we will support directors’ compensation, provided the amounts are not excessive relative to other issuers in the market or industry. In making our determination, we review whether the compensation is overly dilutive to existing shareholders.

Indemnification

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection if he or she has not acted in bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Classified Boards

We generally support annual elections for the board of directors.

Confidential Voting

We will support confidential voting.

Board Size

We will support proposals seeking to fix the board size or designate a range for the board size and will vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Board Responsiveness

We may vote against the re-election of members of the compensation committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. In addition, if the level of dissent against a management proposal on executive pay is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we may vote against the Chair of the compensation committee.

Audit-Related Issues	Ratifying Auditors and Approving Auditor Compensation

We support the approval of auditors and auditor compensation provided that the issuer has properly disclosed audit and non-audit fees relative to market practice and the audit fees are not deemed excessive. We deem audit fees to be excessive if the non-audit fees for the prior year constituted 50% or more of the total fees paid to the auditor. We will also support the disclosure of auditor and consulting relationships when the same or related entities are conducting both activities and will support the establishment of a selection committee responsible for the final approval of significant management consultant contract awards where existing firms are already acting in an auditing function.

In circumstances where “other” fees include fees related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

We will support the discharge of auditors and requirements that auditors attend the annual meeting of shareholders.[1]

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Capital-Related Issues	Capital structure proposals include requests by management for approval of amendments to the certificate of incorporation that will alter the capital structure of the company.

The most common request is for an increase in the number of authorized shares of common stock, usually in conjunction with a stock split or dividend. Typically, we support requests that are not unreasonably dilutive or enhance the rights of common shareholders. In considering authorized share proposals, the typical threshold for approval is 100% over current authorized shares. However, the threshold may be increased if the company offers a specific need or purpose (merger, stock splits, growth purposes, etc.). All proposals are evaluated on a case-by-case basis taking into account the company’s specific financial situation.

Increase in Authorized Common Shares

In general, we support share increases for general corporate purposes up to 100% of current authorized stock.

We support increases for specific corporate purposes up to 100% of the specific need plus 50% of current authorized common stock for US and Canadian firms.

When applying the thresholds, we will also consider the nature of the specific need, such as mergers and acquisitions and stock splits.

Increase in Authorized Preferred Shares

We vote on a case-by-case basis on proposals to increase the number of preferred shares.

Generally, we will vote for the authorization of preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

We will support proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense). However, we will vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Unequal Voting Rights

We will not support proposals authorizing the creation of new classes of common stock with superior voting rights and will vote against new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights. In addition, we will not support capitalization changes that add “blank check” classes of stock (i.e. classes of stock with undefined voting rights) or classes that dilute the voting interests of existing shareholders.

However, we will support capitalization changes that eliminate other classes of stock and/ or unequal voting rights.

Mergers and Acquisitions	Mergers or the reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations, and other major changes to the corporation.

Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported.

In general, provisions that are not viewed as economically sound or are thought to be destructive to shareholders’ rights are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock, especially in some non-US markets

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti–Takeover Issues

Typically, these are proposals relating to requests by management to amend the certificate of incorporation or bylaws to add or to delete a provision that is deemed to have an anti-takeover effect. The majority of these proposals deal with management’s attempt to add some provision that makes a hostile takeover more difficult or will protect incumbent management in the event of a change in control of the company.

Proposals that reduce shareholders’ rights or have the effect of entrenching incumbent management will not be supported.

Proposals that enhance the right of shareholders to make their own choices as to the desirability of a merger or other proposal are supported.

Shareholder Rights Plans

US We will support mandates requiring shareholder approval of a shareholder rights plans (“poison pill”) and repeals of various anti-takeover related provisions.

In general, we will vote against the adoption or renewal of a US issuer’s shareholder rights plan (“poison pill”).

We will vote for an amendment to a shareholder rights plan (“poison pill”) where the terms of the new plans are more favorable to shareholders’ ability to accept unsolicited offers (i.e. if one of the following conditions are met: (i) minimum trigger, flip-in or flip-over of 20%, (ii) maximum term of three years, (iii) no “dead hand,” “slow hand,” “no hand” nor similar feature that limits the ability of a future board to redeem the pill, and (iv) inclusion of a shareholder redemption feature (qualifying offer clause), permitting ten percent of the shares to call a special meeting or seek a written consent to vote on rescinding the pill if the board refuses to redeem the pill 90 days after a qualifying offer is announced).

Canada We analyze proposals for shareholder approval of a shareholder rights plan (“poison pill”) on a case-by-case basis taking into consideration numerous factors, including but not limited to, whether it conforms to ‘new generation’ rights plans and the scope of the plan.

Special Meetings

We will vote for shareholder proposals related to special meetings at companies that do not provide shareholders the right to call for a special meeting in their bylaws if:

• The company also does not allow shareholders to act by written consent

• The company allows shareholders to act by written consent but the ownership threshold for acting by written consent is set above 25% of outstanding shares

We will vote for shareholder proposals related to special meetings at companies that give shareholders (with a minimum 10% ownership threshold) the right to call for a special meeting in their bylaws if:

• The current ownership threshold to call for a special meeting is above 25% of outstanding shares

We will vote for management proposals related to special meetings.

Written Consent

We will vote for shareholder proposals on written consent at companies if:

• The company does not have provisions in their bylaws giving shareholders the right to call for a special meeting

• The company allows shareholders the right to call for a special meeting, but the current ownership threshold to call for a special meeting is above 25% of outstanding shares

• The company has a poor governance profile

We will vote management proposals on written consent on a case-by-case basis.

Super–Majority

We will generally vote against amendments to bylaws requiring super-majority shareholder votes to pass or repeal certain provisions. We will vote for the reduction or elimination of super-majority vote requirements, unless management of the issuer was concurrently seeking to or had previously made such a reduction or elimination.

Remuneration Issues	Despite the differences among the types of plans and the awards possible there is a simple underlying philosophy that guides the analysis of all compensation plans; namely, the terms of the plan should be designed to provide an incentive for executives and/or employees to align their interests with those of the shareholders and thus work toward enhancing shareholder value. Plans that benefit participants only when the shareholders also benefit are those most likely to be supported.

Advisory Vote on Executive Compensation and Frequency

State Street Global Advisors believes executive compensation plays a critical role in aligning executives’ interest with shareholders’, attracting, retaining and incentivizing key talent, and ensuring positive correlation between the performance achieved by management and the benefits derived by shareholders. We support management proposals on executive compensation where there is a strong relationship between executive pay and performance over a five-year period. We seek adequate disclosure of various compensation elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy, and performance. Further shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance on an annual basis.

In Canada, where advisory votes on executive compensation are not commonplace, we will rely primarily upon engagement to evaluate compensation plans.

Employee Equity Award Plans

We consider numerous criteria when examining equity award proposals. Generally we do not vote against plans for lack of performance or vesting criteria. Rather the main criteria that will result in a vote against an equity award plan are:

Excessive voting power dilution To assess the dilutive effect, we divide the number of shares required to fully fund the proposed plan, the number of authorized but unissued shares and the issued but unexercised shares by the fully diluted share count. We review that number in light of certain factors, such as the industry of the issuer.

Historical option grants Excessive historical option grants over the past three years. Plans that provide for historical grant patterns of greater than five to eight percent are generally not supported.

Repricing We will vote against any plan where repricing is expressly permitted. If a company has a history of repricing underwater options, the plan will not be supported.

Other criteria include the following:

• Number of participants or eligible employees

• The variety of awards possible

• The period of time covered by the plan

There are numerous factors that we view as negative. If combined they may result in a vote against a proposal. Factors include:

• Grants to individuals or very small groups of participants

• “Gun-jumping” grants which anticipate shareholder approval of a plan or amendment

• The power of the board to exchange “underwater” options without shareholder approval. This pertains to the ability of a company to reprice options, not the actual act of repricing described above

• Below market rate loans to officers to exercise their options

• The ability to grant options at less than fair market value;

• Acceleration of vesting automatically upon a change in control

• Excessive compensation (i.e. compensation plans which we deem to be overly dilutive)

Share Repurchases If a company makes a clear connection between a share repurchase program and its intent to offset dilution created from option plans and the company fully discloses the amount of shares being repurchased, the voting dilution calculation may be adjusted to account for the impact of the buy back.

Companies will not have any such repurchase plan factored into the dilution calculation if they do not (i) clearly state the intentions of any proposed share buy-back plan, (ii) disclose a definitive number of the shares to be bought back, (iii) specify the range of premium/discount to market price at which a company can repurchase shares, and (iv) disclose the time frame during which the shares will be bought back.

162(m) Plan Amendments If a plan would not normally meet our criteria described above, but was primarily amended to add specific performance criteria to be used with awards that were designed to qualify for performance-based exception from the tax deductibility limitations of Section 162(m) of the Internal Revenue Code, then we will support the proposal to amend the plan.

Employee Stock Option Plans

We generally vote for stock purchase plans with an exercise price of not less than 85% of fair market value. However, we take market practice into consideration.

Compensation-Related Items

We generally support the following proposals:

•   Expansions to reporting of financial or compensation-related information within reason

•   Proposals requiring the disclosure of executive retirement benefits if the issuer does not have an independent compensation committee

We generally vote against the following proposal:

• Retirement bonuses for non-executive directors and auditors

Miscellaneous/ Routine Items	We generally support the following miscellaneous/routine governance items:

• Reimbursement of all appropriate proxy solicitation expenses associated with the election when voting in conjunction with support of a dissident slate

• Opting-out of business combination provision

• Proposals that remove restrictions on the right of shareholders to act independently of management

• Liquidation of the company if the company will file for bankruptcy if the proposal is not approved

• Shareholder proposals to put option repricings to a shareholder vote

•   General updating of, or corrective amendments to, charter and bylaws not otherwise specifically addressed herein, unless such amendments would reasonably be expected to diminish shareholder rights (e.g. extension of directors’ term limits, amending shareholder vote requirement to amend the charter documents, insufficient information provided as to the reason behind the amendment)

• Change in corporation name

• Mandates that amendments to bylaws or charters have shareholder approval

• Management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable

• Repeals, prohibitions or adoption of anti-greenmail provisions

• Management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced and proposals to implement a reverse stock split to avoid delisting

• Exclusive forum provisions

State Street Global Advisors generally does not support the following miscellaneous/ routine governance items:

• Proposals requesting companies to adopt full tenure holding periods for their executives

• Reincorporation to a location that we believe has more negative attributes than its current location of incorporation

• Shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable

• Proposals to approve other business when it appears as a voting item

• Proposals giving the board exclusive authority to amend the bylaws

• Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long-term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion** under our care.

**   This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

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State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George

Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario

M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global

Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor

Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA

Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John

Rogerson’s Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without SSGA’s express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421088-3479916.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

March 2021
United Kingdom and Ireland

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ United Kingdom and Ireland Proxy Voting and Engagement Guidelines outline our expectations of companies listed on stock exchanges in the United Kingdom and Ireland. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

State Street Global Advisors’ United Kingdom (“UK”) and Ireland Proxy Voting and Engagement Guidelines address areas including board structure, audit-related issues, capital structure, remuneration, environmental, social and other governance- related issues.

When voting and engaging with companies in global markets, we consider market specific nuances in the manner that we believe will most likely protect and promote the long-term economic value of client investments. We expect companies to observe the relevant laws and regulations of their respective markets, as well as country-specific best practice guidelines and corporate governance codes. When we identify that a country’s regulatory requirements do not address some of the key philosophical principles that we believe are fundamental to our global voting guidelines, we may hold companies in such markets to our global standards.

In our analysis and research into corporate governance issues in the UK and Ireland, we expect all companies that obtain a primary listing on the London Stock Exchange or the Irish Stock Exchange, regardless of domicile, to comply with the UK Corporate Governance Code, and proactively monitor companies’ adherence to the Code. Consistent with the ‘comply or explain’ expectations established by the Code, we encourage companies to proactively disclose their level of compliance with the Code. In instances of non-compliance in which companies cannot explain the nuances of their governance structure effectively, either publicly or through engagement, we may vote against the independent board leader.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy	In our view, corporate governance and sustainability issues are an integral part of the investment process. The Asset Stewardship Team consists of investment professionals with expertise in corporate governance and company law, remuneration, accounting, and environmental and social issues. We have established robust corporate governance principles and practices that are backed with extensive analytical expertise to understand the complexities of the corporate governance landscape. We engage with companies to provide insight on the principles and practices that drive our voting decisions. We also conduct proactive engagement to address significant shareholder concerns and environmental, social and governance (“ESG”) issues in a manner consistent with maximizing shareholder value.

The team works alongside members of State Street Global Advisors’ Active Fundamental and Europe, Middle East and Africa (“EMEA”) Investment teams. We collaborate on issuer engagement and provide input on company specific fundamentals. We are also a member of various investor associations that seek to address broader corporate governance related policy issues in the UK and European markets.

State Street Global Advisors is a signatory to the United Nations Principles for Responsible Investment (“UNPRI”) and is compliant with the UK Stewardship Code. We are committed to sustainable investing and are working to further integrate ESG principles into investment and corporate governance practice where applicable and consistent with our fiduciary duty.

Directors and Boards

Principally, we believe the primary responsibility of a board of directors is to preserve and enhance shareholder value and to protect shareholder interests. In order to carry out their primary responsibilities, directors have to undertake activities that range from setting strategy, overseeing executive management, and monitoring the risks that arise from a company’s business, including risks related to sustainability issues. Further, good corporate governance necessitates the existence of effective internal controls and risk management systems, which should be governed by the board.

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundations for a well governed company. We view board quality as a measure of director independence, director succession planning, board diversity, evaluations and refreshment, and company governance practices. We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including board quality, general market practice, and availability of information on director skills and expertise. In principle, we believe independent directors are crucial to robust corporate governance and help management establish sound corporate governance policies and practices. A sufficiently independent board will most effectively monitor management and perform oversight functions necessary to protect shareholder interests.

Our broad criteria for director independence for UK companies include factors such as:

• Participation in related-party transactions and other business relations with the company

• Employment history with company

• Excessive tenure and a preponderance of long-tenured directors

• Relations with controlling shareholders

• Family ties with any of the company’s advisers, directors or senior employees

• Company classification of a director as non-independent

When voting on the election or re-election of a director, we also consider the number of outside board directorships a non-executive and an executive may undertake. Thus, we may withhold votes from board chairs and lead independent directors who sit on more than three public company boards, and from non-executive directors who hold more than four public company board mandates. We may also take voting action against Named Executive Officers who undertake more than two public board memberships. Service on a mutual fund board or a UK investment trust is not considered when evaluating directors for excessive commitments.

We also consider attendance at board meetings and may withhold votes from directors who attend less than 75% of board meetings in a given year without appropriate explanation or providing reason for their failure to meet the attendance threshold. In addition, we monitor other factors that may influence the independence of a non-executive director, such as performance-related pay, cross-directorships and significant shareholdings.

We support the annual election of directors.

Further, we expect boards of FTSE 350 listed companies to have at least one female board member. If a company fails to meet this expectation, State Street Global Advisors may vote against the chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary. Additionally, if a company fails to meet this expectation for three consecutive years, State Street Global Advisors may vote against all incumbent members of the nominating committee.

In addition, we believe that companies have a responsibility to effectively manage and disclose risks and opportunities related to racial and ethnic diversity. If a company in the FTSE 100 does not disclose, at minimum, the gender, racial and ethnic composition of its board, we will vote against the Chair of the nominating committee.

While we are generally supportive of having the roles of chair and CEO separated in the UK market, we assess the division of responsibilities between chair and CEO on a case-by-case basis, giving consideration to factors such as the company’s specific circumstances, overall level of independence on the board and general corporate governance standards in the company. Similarly, we monitor for circumstances in which a combined chair/CEO is appointed or a former CEO becomes chair.

We may also consider factors such as board performance and directors who appear to be remiss in the performance of their oversight responsibilities when considering their suitability for reappointment (e.g. fraud, criminal wrongdoing and breach of fiduciary responsibilities).

We believe companies should have committees for audit, remuneration and nomination oversight. The audit committee is responsible for monitoring the integrity of the financial statements of the company, the appointment of external auditors, auditor qualifications and independence, and effectiveness and resource levels. Similarly, executive pay is an important aspect of corporate governance, and it should be determined by the board of directors. We expect companies to have remuneration committees to provide independent oversight over executive pay. We will vote against nominees who are executive members of audit or remuneration committees.

We consider whether board members have adequate skills to provide effective oversight of corporate strategy, operations and risks, including environmental and social issues. Boards should also have a regular evaluation process in place to assess the effectiveness of the board and the skills of board members to address issues such as emerging risks, changes to corporate strategy, and diversification of operations and geographic footprint. The nomination committee is responsible for evaluating and reviewing the balance of skills, knowledge, and experience of the board. It also ensures that adequate succession plans are in place for directors and the CEO. We may vote against the re-election of members of the nomination committee if, over time, the board has failed to address concerns over board structure or succession.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

SSGA may take voting action against board members at companies listed on the FTSE 350 that are laggards based on their R-FactorTM scores[1] and cannot articulate how they plan to improve their score.

Indemnification and Limitations on Liability

Generally, we support proposals to limit directors’ liability and/or expand indemnification and liability protection up to the limit provided by law. This holds if a director has not acted in bad faith, gross negligence, nor reckless disregard of the duties involved in the conduct of his or her office.

Audit-Related Issues	Companies should have robust internal audit and internal control systems designed for effective management of any potential and emerging risks to company operations and strategy. The responsibility of setting out an internal audit function lies with the audit committee, which should have as members independent non-executive directors.

Appointment of External Auditors

State Street Global Advisors believes that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appoint at the annual meeting. When appointing external auditors and approving audit fees, we take into consideration the level of detail in company disclosures and will generally not support such resolutions if an adequate breakdown is not provided and if non-audit fees are more than 50% of audit fees. In addition, we may vote against members of the audit committee if we have concerns with audit-related issues or if the level of non-audit fees to audit fees is significant. In certain circumstances, we may consider auditor tenure when evaluating the audit process.

Limit Legal Liability of External Auditors

We generally oppose limiting the legal liability of audit firms because we believe this could create a negative impact on the quality of the audit function.

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/ adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

1   R-FactorTM is a scoring system created by SSGA that measures the performance of a company’s business operations and governance as it relates to financially material ESG factors facing the company’s industry.

Shareholder Rights and Capital-Related Issues
Share Issuances

The ability to raise capital is critical for companies to carry out strategy, to grow, and to achieve returns above their cost of capital. The approval of capital raising activities is essential to shareholders’ ability to monitor returns and to ensure capital is deployed efficiently. We support capital increases that have sound business reasons and are not excessive relative to a company’s existing capital base.

Pre-emption rights are a fundamental right for shareholders to protect their investment in a company. Where companies seek to issue new shares without pre-emption rights, we may vote against if such authorities are greater than 20% of the issued share capital. We may also vote against resolutions that seek authority to issue capital with pre-emption rights if the aggregate amount allowed seems excessive and is not justified by the board. Generally, we are against capital issuance proposals greater than 100% of the issued share capital when the proceeds are not intended for a specific purpose.

Share Repurchase Programs

We generally support a proposal to repurchase shares. However, this is not the case if the issuer does not clearly state the business purpose for the program, a definitive number of shares to be repurchased, the range of premium/discount to market price at which a company can repurchase shares, and the timeframe for the repurchase. We may vote against share repurchase requests that allow share repurchases during a takeover period.

Dividends

We generally support dividend payouts that constitute 30% or more of net income. We may vote against the dividend payouts if the dividend payout ratio has been consistently below 30% without adequate explanation or the payout is excessive given the company’s financial position. Particular attention will be paid where the payment may damage the company’s long term financial health.

Mergers and Acquisitions

Mergers or reorganizing the structure of a company often involve proposals relating to reincorporation, restructurings, mergers, liquidations, and other major changes to the corporation. Proposals that are in the best interests of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights and are not supported.

We will generally support transactions that maximize shareholder value. Some of the considerations include the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including, director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers in which we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

Anti-Takeover Measures

We oppose anti-takeover defenses such as authorities for the board when subject to a hostile takeover to issue warrants convertible into shares to existing shareholders.

Notice Period to Convene a General Meeting

We expect companies to give as much notice as is practicable when calling a general meeting. Generally, we are not supportive of authorizations seeking to reduce the notice period to 14 days.

Remuneration

Executive Pay

Despite the differences among the types of plans and awards possible, there is a simple underlying philosophy that guides our analysis of executive pay: there should be a direct relationship between remuneration and company performance over the long term.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration policies and reports, we consider adequate disclosure of various remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short- term incentives, alignment of pay structures with shareholder interests as well as with corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices or if the company has not been responsive to shareholder concerns.

Equity Incentive Plans

We may not support proposals on equity-based incentive plans where insufficient information is provided on matters such as grant limits, performance metrics, performance, vesting periods, and overall dilution. Generally we do not support options under such plans being issued at a discount to market price or plans that allow for re-testing of performance metrics.

Non-Executive Director Pay

Authorities that seek shareholder approval for non-executive directors’ fees are generally not controversial. We typically support resolutions regarding directors’ fees unless disclosure is poor and we are unable to determine whether they are excessive relative to fees paid by comparable companies. We will evaluate any non-cash or performance related pay to non-executive directors on a company- by-company basis.

Risk Management

State Street Global Advisors believes that risk management is a key function of the board, which is responsible for setting the overall risk appetite of a company and for providing oversight of the risk management process established by senior executives at a company. We allow boards discretion over how they provide oversight in this area. We expect companies to disclose how the board provides oversight on its risk management system and risk identification. Boards should also review existing and emerging risks as they can evolve with a changing political and economic landscape or as companies diversify their operations into new areas.

Environmental and Social Issues

As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting, and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of

Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite

800, Toronto, Ontario M5C 3G6. T: +647 775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78

Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors

Ireland Limited, Milan Branch (Sede Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands,

Apollo Building, 7th floor Herikerbergweg

29 1101 CN Amsterdam, Netherlands.

T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global

Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s

Quay, Dublin 2. Singapore: State Street Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421094-3479919.1.1.GBL.RTL 0321 Exp. Date: 03/31/2022

March 2021
Rest of the World

Proxy Voting and Engagement Guidelines

State Street Global Advisors’ Rest of the World Proxy Voting and Engagement Guidelines [i] cover different corporate governance frameworks and practices in international markets not covered under specific country/regional guidelines. These Guidelines complement and should be read in conjunction with State Street Global Advisors’ overarching Global Proxy Voting and Engagement Principles, which provide a detailed explanation of our approach to voting and engaging with companies, and State Street Global Advisors’ Conflict Mitigation Guidelines.

i  These Proxy Voting and Engagement Guidelines are also applicable to SSGA Funds Management, Inc. SSGA Funds Management, Inc. is an SEC-registered investment adviser. SSGA Funds Management, Inc., State Street Global Advisors Trust Company, and other advisory affiliates of State Street make up State Street Global Advisors, the investment management arm of State Street Corporation.

At State Street Global Advisors, we recognize that markets not covered under specific country/regional guidelines, specifically emerging markets, are disparate in their corporate governance frameworks and practices. While they tend to pose broad common governance issues across all markets, such as concentrated ownership, poor disclosure of financial and related-party transactions, and weak enforcement of rules and regulation, our proxy voting Guidelines are designed to identify and to address specific governance concerns in each market. We also evaluate the various factors that contribute to the corporate governance framework of a country. These factors include, but are not limited to: (i) the macroeconomic conditions and broader political system in a country; (ii) quality of regulatory oversight, enforcement of property and shareholder rights; and (iii) the independence of judiciary.

State Street Global Advisors’ Proxy Voting and Engagement Philosophy in Emerging Markets	State Street Global Advisors’ approach to proxy voting and issuer engagement in emerging markets is designed to increase the value of our investments through the mitigation of governance risks. The overall quality of the corporate governance framework in an emerging market country drives the level of governance risks investors assign to a country. Thus, improving the macro governance framework in a country may help to reduce governance risks and to increase the overall value of our holdings over time. In order to improve the overall governance framework and practices in a country, members of our Asset Stewardship Team endeavor to engage with representatives from regulatory agencies and stock markets to highlight potential concerns with the macro governance framework of a country. We are also a member of various investor associations that seek to address broader corporate governance-related policy issues in emerging markets. To help mitigate company-specific risk, the State Street Global Advisors Asset Stewardship Team works alongside members of the Active Fundamental and emerging market specialists to engage with emerging market companies on governance issues and address any specific concerns, or to get more information regarding shareholder items that are to be voted on at upcoming shareholder meetings. This integrated approach to engagement drives our proxy voting and engagement philosophy in emerging markets.

Our proxy voting Guidelines in emerging markets address six broad areas:

• Directors and Boards

• Accounting and Audit-Related Issues

• Shareholder Rights and Capital-Related Issues

• Remuneration

• Environmental and Social Issues

• General/Routine Issues

Directors and Boards

We believe that a well constituted board of directors, with a balance of skills, expertise and independence, provides the foundation for a well governed company. However, several factors, such as low overall independence level requirements by market regulators, poor biographical disclosure of director profiles, prevalence of related-party transactions, and the general resistance from controlling shareholders to increase board independence, render the election of directors as one of the most important fiduciary duties we perform in emerging market companies.

We vote for the election/re-election of directors on a case-by-case basis after considering various factors, including general market practice and availability of information on director skills and expertise. We expect companies to meet minimum overall board independence standards, as defined in a local corporate governance code or market practice. Therefore, in several countries, we will vote against certain non-independent directors if overall board independence levels do not meet market standards.

Our broad criteria for director independence in emerging market companies include factors such as:

• Participation in related-party transactions

• Employment history with company

• Relations with controlling shareholders and employees

• Company classification of a director as non-independent

In some countries, market practice calls for the establishment of a board level audit committee. We believe an audit committee should be responsible for monitoring the integrity of the financial statements of a company and appointing external auditors. It should also monitor their qualifications, independence, effectiveness and resource levels. Based upon our desire to enhance the quality of financial and accounting oversight provided by independent directors, we expect that listed companies have an audit committee constituted of a majority of independent directors.

Further, we expect boards of Straits Times and Hang Seng listed companies to have at least one female board member. If a company fails to meet this expectation, SSGA may vote against the Chair of the board’s nominating committee or the board leader in the absence of a nominating committee, if necessary.

Poorly structured executive compensation plans pose increasing reputational risk to companies. Ongoing high level of dissent against a company’s compensation proposals may indicate that the company is not receptive to investor concerns. If the level of dissent against a company’s remuneration report and/or remuneration policy is consistently high, and we have determined that a vote against a pay-related proposal is warranted in the third consecutive year, we will vote against the Chair of the remuneration committee.

Audit-Related Issues

The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. As a result, board oversight of internal controls and the independence of the audit process are essential if investors are to rely upon financial statements. We believe that audit committees provide the necessary oversight for the selection and appointment of auditors, the company’s internal controls and the accounting policies, and the overall audit process.

Appointment of External Auditors

We believe that a company’s auditor is an essential feature of an effective and transparent system of external supervision. Shareholders should be given the opportunity to vote on their appointment or re-appointment at the annual meeting. We believe that it is imperative for audit committees to select outside auditors who are independent from management.

Approval of Financial Statements	The disclosure and availability of reliable financial statements in a timely manner is imperative for the investment process. We expect external auditors to provide assurance of a company’s financial condition. Hence, we will vote against the approval of financial statements if i) they have not been disclosed or audited; ii) the auditor opinion is qualified/adverse, or the auditor has issued a disclaimer of opinion; or iii) the auditor opinion is not disclosed.

Shareholder Rights and Capital-Related Issues

State Street Global Advisors believes that changes to a company’s capital structure, such as changes in authorized share capital, share repurchase and debt issuances, are critical decisions made by the board. We believe the company should have a business rationale that is consistent with corporate strategy and should not overly dilute its shareholders.

Related-Party Transactions

Most companies in emerging markets have a controlled ownership structure that often includes complex cross-shareholdings between subsidiaries and parent companies (“related companies”). As a result, there is a high prevalence of related-party transactions between the company and its various stakeholders, such as directors and management. In addition, inter-group loan and loan guarantees provided to related companies are some of the other related-party transactions that increase the risk profile of companies. In markets where shareholders are required to approve such transactions, we expect companies to provide details about the transaction, such as its nature, value and purpose. This also encourages independent directors to ratify such transactions. Further, we encourage companies to describe the level of independent board oversight and the approval process, including details of any independent valuations provided by financial advisors on related-party transactions.

Share Repurchase Programs

With regard to share repurchase programs, we expect companies to clearly state the business purpose for the program and a definitive number of shares to be repurchased.

Mergers and Acquisitions

Mergers or reorganization of the structure of a company often involve proposals relating to reincorporation, restructurings, liquidations and other major changes to the corporation. Proposals that are in the best interest of the shareholders, demonstrated by enhancing share value or improving the effectiveness of the company’s operations, will be supported. In general, provisions that are not viewed as financially sound or are thought to be destructive to shareholders’ rights are not supported.

We evaluate mergers and structural reorganizations on a case-by-case basis. We generally support transactions that maximize shareholder value. Some of the considerations include, but are not limited to, the following:

• Offer premium

• Strategic rationale

• Board oversight of the process for the recommended transaction, including director and/ or management conflicts of interest

• Offers made at a premium and where there are no other higher bidders

• Offers in which the secondary market price is substantially lower than the net asset value

We may vote against a transaction considering the following:

• Offers with potentially damaging consequences for minority shareholders because of illiquid stock

• Offers where we believe there is a reasonable prospect for an enhanced bid or other bidders

• The current market price of the security exceeds the bid price at the time of voting

We will actively seek direct dialogue with the board and management of companies that we have identified through our screening processes. Such engagements may lead to further monitoring to ensure the company improves its governance or sustainability practices. In these cases, the engagement process represents the most meaningful opportunity for State Street Global Advisors to protect long-term shareholder value from excessive risk due to poor governance and sustainability practices.

Remuneration

We consider it to be the board’s responsibility to set appropriate levels of executive remuneration. Despite the differences among the types of plans and the potential awards, there is a simple underlying philosophy that guides our analysis of executive remuneration: there should be a direct relationship between executive compensation and company performance over the long term. In emerging markets, we encourage companies to disclose information on senior executive remuneration.

Shareholders should have the opportunity to assess whether pay structures and levels are aligned with business performance. When assessing remuneration reports, we consider factors such as adequate disclosure of remuneration elements, absolute and relative pay levels, peer selection and benchmarking, the mix of long-term and short-term incentives, alignment of pay structures with shareholder interests, corporate strategy and performance. We may oppose remuneration reports where pay seems misaligned with shareholders’ interests. We may also vote against the re-election of members of the remuneration committee if we have serious concerns about remuneration practices and if the company has not been responsive to shareholder pressure to review its approach. With regard to director remuneration, we support director pay provided the amounts are not excessive relative to other issuers in the market or industry, and are not overly dilutive to existing shareholders.

Environmental and Social Issues	As a fiduciary, State Street Global Advisors takes a comprehensive approach to engaging with our portfolio companies about material environmental and social (sustainability) issues. We use our voice and our vote through engagement, proxy voting and thought leadership in order to communicate with issuers and educate market participants about our perspective on important sustainability topics. Our Asset Stewardship program prioritization process allows us to proactively identify companies for engagement and voting in order to mitigate sustainability risks in our portfolio. Through engagement, we address a broad range of topics that align with our thematic priorities and build long-term relationships with issuers. When voting, we fundamentally consider whether the adoption of a shareholder proposal addressing a material sustainability issue would promote long- term shareholder value in the context of the company’s existing practices and disclosures as well as existing market practice.

For more information on our approach to environmental and social issues, please see our Global Proxy Voting and Engagement Guidelines for Environmental and Social Issues available at ssga.com/about-us/asset-stewardship.html.

General/Routine Issues	Some of the other issues that are routinely voted on in emerging markets include approving the allocation of income and accepting financial statements and statutory reports. For these voting items, our guidelines consider several factors, such as historical dividend payouts, pending litigation, governmental investigations, charges of fraud, or other indication of significant concerns.

More Information	Any client who wishes to receive information on how its proxies were voted should contact its State Street Global Advisors relationship manager.

About State Street Global Advisors

For four decades, State Street Global Advisors has served the world’s governments, institutions and financial advisors. With a rigorous, risk-aware approach built on research, analysis and market-tested experience, we build from a breadth of active and index strategies to create cost-effective solutions. As stewards, we help portfolio companies see that what is fair for people and sustainable for the planet can deliver long-term performance. And, as pioneers in index, ETF, and ESG investing, we are always inventing new ways to invest. As a result, we have become the world’s third-largest asset manager with US $3.47 trillion* under our care.

*  This figure is presented as of December 31, 2020 and includes approximately $75.17 billion of assets with respect to SPDR products for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) acts solely as the marketing agent. SSGA FD and State Street Global Advisors are affiliated.

ssga.com

State Street Global Advisors Worldwide Entities

Abu Dhabi: State Street Global Advisors Limited, ADGM Branch, Al Khatem Tower, Suite 42801, Level 28, ADGM Square, Al Maryah Island, P.O Box 76404, Abu Dhabi, United Arab Emirates. Regulated by the ADGM Financial Services Regulatory Authority. T: +971 2 245 9000. Australia: State Street Global Advisors, Australia, Limited (ABN 42 003 914 225) is the holder of an Australian Financial Services License (AFSL Number 238276). Registered office: Level 14, 420 George Street, Sydney, NSW 2000, Australia. T: +612 9240-7600. F: +612 9240-7611. Belgium: State Street Global Advisors Belgium, Chaussée de La Hulpe 120, 1000 Brussels, Belgium. T: 32 2 663 2036. F: 32 2 672 2077. SSGA Belgium is a branch office of State Street Global Advisors Ireland Limited. State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at

78 Sir John Rogerson’s Quay, Dublin 2.

Canada: State Street Global Advisors, Ltd., 1981 McGill College Avenue, Suite 500 , Montreal, Qc, H3A 3A8, T: +514 282 2400 and 30 Adelaide Street East Suite 800, Toronto, Ontario M5C 3G6. T: +647

775 5900. France: State Street Global Advisors Ireland Limited, Paris branch is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Paris Branch, is registered in France with company number RCS Nanterre 832 734 602 and whose office is at Immeuble Défense Plaza, 23-25 rue Delarivière-Lefoullon, 92064 Paris La Défense Cedex, France. T: (+33) 1 44 45 40 00. F: (+33) 1 44 45 41 92. Germany: State Street Global Advisors GmbH, Brienner Strasse 59, D-80333 Munich. Authorized and regulated by the Bundesanstalt für Finanzdienstleistungsaufsicht (“BaFin”). Registered with the Register of Commerce Munich HRB 121381. T: +49 (0)89-55878-400. F: +49 (0)89-55878-440. Hong Kong: State Street Global Advisors Asia Limited, 68/F, Two International Finance Centre, 8 Finance Street, Central, Hong Kong. T: +852 2103-0288. F: +852 2103-0200. Ireland: State Street Global Advisors Ireland Limited is regulated by the Central Bank of Ireland. Registered office address 78 Sir John Rogerson’s Quay, Dublin 2. Registered Number: 145221. T: +353 (0)1 776 3000. F: +353 (0)1 776 3300. Italy: State Street Global Advisors Ireland Limited, Milan Branch (Sede

Secondaria di Milano) is a branch of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. State Street Global Advisors Ireland Limited, Milan Branch (Sede Secondaria di Milano), is registered in Italy with company number 10495250960 - R.E.A. 2535585 and VAT number 10495250960 and whose office is at Via Ferrante Aporti, 10 - 20125 Milano, Italy. T: +39 02 32066 100. F: +39 02 32066 155. Japan: State Street Global Advisors (Japan) Co., Ltd., Toranomon Hills Mori Tower 25F 1-23-1 Toranomon, Minato-ku, Tokyo 105-6325 Japan. T: +81-3-4530-7380. Financial Instruments Business Operator, Kanto Local Financial Bureau (Kinsho #345), Membership: Japan Investment Advisers Association, The Investment Trust Association, Japan, Japan Securities Dealers’ Association. Netherlands: State Street Global Advisors Netherlands, Apollo Building, 7th floor Herikerbergweg 29 1101 CN Amsterdam, Netherlands. T: 31 20 7181701. SSGA Netherlands is a branch office of State Street Global Advisors Ireland Limited, registered in Ireland with company number 145221, authorized and regulated by the Central Bank of Ireland, and whose registered office is at 78 Sir John Rogerson’s Quay, Dublin 2. Singapore: State Street

Global Advisors Singapore Limited, 168, Robinson Road, #33-01 Capital Tower, Singapore 068912 (Company Reg. No: 200002719D, regulated by the Monetary Authority of Singapore). T: +65 6826-7555. F: +65 6826-7501. Switzerland: State Street Global Advisors AG, Beethovenstr. 19, CH-8027 Zurich. Registered with the Register of Commerce Zurich CHE-105.078.458. T: +41 (0)44 245 70 00. F: +41 (0)44 245 70 16. United Kingdom: State Street Global Advisors Limited. Authorized and regulated by the Financial Conduct Authority. Registered in England. Registered No. 2509928. VAT No. 5776591 81. Registered office: 20 Churchill Place, Canary Wharf, London, E14 5HJ. T: 020 3395 6000. F: 020 3395 6350. United States: State Street Global Advisors, 1 Iron Street, Boston, MA 02210-1641. T: +1 617 786 3000.

Investing involves risk including the risk of loss of principal.

The whole or any part of this work may not be reproduced, copied or transmitted or any of its contents disclosed to third parties without State Street Global Advisors’ express written consent.

© 2021 State Street Corporation.

All Rights Reserved.

ID421098-3479918.1.1.GBL.RTL 0321

Exp. Date: 03/31/2022

PART C: OTHER INFORMATION

Item 28. Exhibits

(a)(1)	Second Amended and Restated Master Trust Agreement dated May 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 110 to the SSGA Funds (the “Trust” or the “Registrant”) Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the “Commission”) on August 2, 2012.

(2)	Amendment No. 1 to the Second Amended and Restated Master Trust Agreement dated May 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 114 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 14, 2012.

(3)	Amendment No. 2 to the Second Amended and Restated Master Trust Agreement dated May 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 149 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 17, 2015.

(4)	Amendment No. 3 to the Second Amended and Restated Master Trust Agreement dated May 15, 2012 is incorporated herein by reference to Post-Effective Amendment No. 152 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2016.

(b)	Amended and Restated By-Laws of the Trust are incorporated herein by reference to the Post-Effective Amendment No. 152 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2016.

(c)	Voting Rights Policy is incorporated herein by reference to Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 20, 2004.

(d)(1)	Amended and Restated Investment Advisory Agreement dated April 11, 2012, as amended through May 15, 2012, between SSGA Funds Management, Inc. (“SSGA FM”) and the Trust is incorporated herein by reference to Post-Effective Amendment No. 110 to the Trust’s Registration Statement on Form N-1A filed with the Commission on August 2, 2012.

(2)	Notice dated December 18, 2020 to the Amended and Restated Investment Advisory Agreement dated April 11, 2012, as amended through May 15, 2013, between SSGA FM and the Trust is filed herewith.

(3)	Advisory Fee Waiver and Reimbursement Letter for Calendar Year Ending December 31, 2022 is filed herewith.

(e)(1)	Shareholder Servicing Agreement by and between the Trust and State Street Bank Solutions is incorporated herein by reference as Exhibit 15(d) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 24, 1997.

(2)	Shareholder Servicing Agreement by and between the Trust and State Street Brokerage Services, Inc. is incorporated herein by reference as Exhibit 15(d)(i) to Post-Effective Amendment No. 39 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 27, 1996.

(3)	Shareholder Servicing Agreement by and between the Trust and State Street Bank and Trust Company, Fiduciary Investor Services is incorporated herein by reference as Exhibit 15(d)(ii) to Post-Effective Amendment No. 39 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 27, 1996.

(4)	Shareholder Servicing Agreement by and between the Trust and State Street Bank and Trust Company is incorporated by reference as Exhibit 15(d)(iii) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 24, 1997.

(5)	Shareholder Servicing Agreement by and between the Trust and CitiStreet LLC is incorporated herein by reference to Post-Effective Amendment No. 63 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 1, 2001.

(6)	Shareholder Servicing Agreement by and between the Trust and State Street Bank and Trust Company, High Net Worth Services Division is incorporated herein by reference to Post-Effective Amendment No. 63 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 1, 2001.

(7)	Form of Shareholder Servicing and Distribution addenda relating to Select Class is incorporated herein by reference to Post-Effective Amendment No. 93 to the Trust’s Registration Statement on Form N-1A filed with the Commission on November 29, 2005.

(8)	Second Amended and Restated Distribution Agreement between State Street Global Advisors Funds Distributors, LLC (“SSGA FD”) and the Trust dated May 1, 2017 is incorporated herein by reference to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2017.

(9)	Notice dated December 18, 2020 to the Second Amended and Restated Distribution Agreement dated May 1, 2017 between SSGA FD and the Trust is filed herewith.

(f)	Not applicable.

(g)(1)	Amended and Restated Custodian Agreement dated April 11, 2012 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 110 to the Trust’s Registration Statement on Form N-1A filed with the Commission on August 2, 2012.

(2)	Amendment dated September 30, 2020 to the Amended and Restated Custodian Agreement dated April 11, 2012 between State Street Bank and Trust Company and the Trust is incorporated herein by reference to Post-Effective Amendment No. 162 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 21, 2020.

(3)	Notice dated December 18, 2020 to the Amended and Restated Custodian Agreement dated April 11, 2012 between State Street Bank and Trust Company and the Trust is filed herewith.

(h)(1)	Master Amended and Restated Securities Lending Authorization Agreement dated January 6, 2017 between the Trust, State Street Institutional Investment Trust, State Street Master Funds and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2017.

(2)	First Amendment dated December 7, 2018 to Master Amended and Restated Securities Lending Authorization Agreement, dated January 6, 2017, between, the Trust, State Street Institutional Investment Trust, State Street Master Funds and State Street Bank and Trust Company is incorporated herein by reference to Post-Effective Amendment No. 157 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2018.

(3)	Reimbursement Agreement dated August 1, 2012 by and among the Trust and SSGA FM is incorporated herein by reference to Post-Effective Amendment No. 114 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 14, 2012.

(4)	Transfer Agency and Service Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is incorporated herein by reference to Post-Effective Amendment No. 148 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 16, 2015.

(5)	Amendment dated September 23, 2016 to the Transfer Agency and Service Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is incorporated herein by reference to Post-Effective Amendment No. 152 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2016.

(6)	Amendment dated October 27, 2017 to the Transfer Agency and Service Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is incorporated herein by reference to Post-Effective Amendment No. 154 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2017.

(7)	Amendment dated June 28, 2018 to the Transfer Agency and Service Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc., (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is incorporated herein by reference to Post-Effective Amendment No. 157 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2018.

(8)	Amended Schedule A dated August 6, 2019 to the Transfer Agency and Services Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is incorporated herein by reference to Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 29, 2019.

(9)	Amendment dated April 24, 2020 to the Transfer Agency and Service Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is incorporated herein by reference to Post-Effective Amendment No. 162 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 21, 2020.

(10)	Amendment dated February 10, 2021 to the Transfer Agency and Services Agreement dated June 1, 2015 between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust is filed herewith.

(11)	DST Digital Solutions Services Master Agreement dated July 1, 2018 between DST Systems, Inc. and the Trust is incorporated herein by reference to Post-Effective Amendment No. 160 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 20, 2019.

(12)	Master Sub-Administration Agreement between State Street Bank and Trust Company and SSGA FM dated June 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 149 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 17, 2015.

(13)	Amendment dated June 29, 2018 to the Master Sub-Administration Agreement between State Street Bank and Trust Company and SSGA FM is incorporated herein by reference to Post-Effective Amendment No. 157 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2018.

(14)	Notice dated December 18, 2020 to the Master Sub-Administration Agreement dated June 29, 2018 between State Street Bank and Trust Company and the Trust is filed herewith.

(15)	Administration Agreement between SSGA FM and the Registrant, dated June 1, 2015 is incorporated herein by reference to Post-Effective Amendment No. 149 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 17, 2015.

(16)	Notice dated December 18, 2020 to the Administration Agreement dated June 1, 2015 between SSGA FM and the Trust is filed herewith.

(17)	Form of Indemnification Agreement between the Trust and the Board of Trustees is incorporated herein by reference to Post-Effective Amendment No. 159 to the Trust’s Registration Statement on Form N-1A filed with the Commission on October 29, 2019.

(i)(1)	Legal Opinion of Counsel for S&P 500 Index Fund, Emerging Markets Fund and International Stock Selection Fund is incorporated herein by reference as Exhibit 10(c) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 24, 1997.

(2)	Legal Opinion of Counsel for Class A, I and K shares is incorporated herein by reference to Post-Effective Amendment No. 140 to the Trust’s Registration Statement on Form N-1A filed with the Commission on June 24, 2014.

(j)	Consent of Independent Registered Public Accountant- Ernst &Young LLP is filed herewith.

(k)	Not applicable.

(l)	Initial Capital Agreements for S&P 500 Index Fund, Emerging Markets Fund and International Stock Selection Fund is incorporated herein by reference as Exhibit 13(c) to Post-Effective Amendment No. 42 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 24, 1997.

(m)(1)	Plan of Distribution Pursuant to Rule 12b-1 dated January 8, 1992 and Restated as of April 9, 2002, as amended is incorporated herein by reference to Post-Effective Amendment No. 86 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 20, 2004.

(2)	Amended and Restated Rule 12b-1 Plan dated April 14, 2014, as amended May 17, 2018 is incorporated herein by reference to Pre-Effective Amendment No. 157 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 19, 2018.

(n)(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 is incorporated herein by reference to Post-Effective Amendment No. 162 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 21, 2020.

(o)	Power of Attorney Relating to the Registrant, State Street Master Funds, State Street Institutional Investment Trust, State Street Navigator Securities Lending Trust, State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., Elfun Government Money Market Fund, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun Diversified Fund, Elfun International Equity Fund and Elfun Trusts is incorporated herein by reference to Post-Effective Amendment No. 162 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 21, 2020.

(p)(1)	Code of Ethics Relating to the Principal Executive and Senior Financial Officers is incorporated herein by reference to Post-Effective Amendment No. 130 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 18, 2013.

(2)	Code of Ethics Relating to the Principal Underwriter is incorporated herein by reference to Post-Effective Amendment No. 104 to the Trust’s Registration Statement on Form N-1A filed with the Commission on December 15, 2010.

(3)	Code of Ethics Relating to the Independent Board Members is filed herewith.

(4)	Joint Code of Ethics Governing the Registrant is filed herewith.

EX-101.INS	XBRL Instance Document – the Instance Document does not appear in the Interactive Data File because its XBRL tags are embedded within the inline XBRL document.

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Item 29. Persons Controlled by or Under Common Control with Registrant

See the Statement of Additional Information regarding the Trust’s control relationships.

Item 30. Indemnification

Indemnification is provided to officers and Trustees of the Registrant pursuant to Section 6.4 of Article VI of the Registrant’s Second Amended and Restated Master Trust Agreement, which reads as follows:

“Section 6.4 Indemnification of Trustees, Officers, etc. The Trust shall indemnify (from the assets of the Sub-Trust or Sub-Trusts in question) each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and expenses, including reasonable accountants’ and counsel fees, incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Trustee or officer, director or trustee, except with respect to any matter as to which it has been determined that such Covered Person had acted with willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office (such conduct referred to hereafter as “Disabling Conduct”). A determination that the Covered Person is entitled to indemnification may be made by (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of Disabling Conduct, (ii) dismissal of a court action or an administrative proceeding against a Covered Person for insufficiency of evidence of Disabling Conduct, or (iii) a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of Disabling Conduct by (a) a vote of a majority of a quorum of Trustees who are neither “interested persons” of the Trust as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Expenses, including accountants’ and counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Sub-Trust in question in advance of the final disposition of any such action, suit or proceeding, provided that the Covered Person shall have undertaken to repay the amounts so paid to the Sub-Trust in question if it is ultimately determined that indemnification of such expenses is not authorized under this Article VI and (i) the Covered Person shall have provided security for such undertaking, (ii) the Trust shall be insured against losses arising by reason of any lawful advances, or (iii) a majority of a quorum of the disinterested Trustees who are not a party to the proceeding, or an independent legal counsel in a written opinion, shall have determined, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.”

The Investment Advisory Agreement provides that, in the absence of negligence, bad faith or willful misconduct on the part of the Adviser in the performance of its obligations and duties under the Investment Advisory Agreement, reckless disregard by the Adviser of obligations and duties under the Investment Advisory Agreement, or a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services, the Adviser shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Investment Advisory Agreement or for any losses that may be sustained in the purchase, holding, redemption or sale of any security on behalf of the Registrant.

The Distribution Agreement provides that, in the absence of negligence, bad faith or willful misconduct on the part of the Distributor in the performance of its obligations and duties under the Distribution Agreement, or reckless disregard by the Distributor of its obligations or duties under the Distribution Agreement, the Distributor shall not be subject to liability to the Registrant or to any shareholder of the Registrant for any error of judgment, mistake of law or any other act or omission in the course of, or connected with, rendering services under the Distribution Agreement. The Distributor, each person who has been, is, or may hereafter be an officer, director, or employee or agent of the Distributor, and any person who controls the Distributor (within the meaning of Section 15 of the Securities Act of 1933, as amended (the “1933 Act”)) shall be indemnified by the Registrant from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers or Trustees, or any such controlling person may incur under the 1933 Act or under common law arising out of or based upon any alleged untrue statement of a material fact contained in the Registration Statement, Prospectus or Statement of Additional Information or arising out of or based upon any alleged omission to state a material fact required to be stated in said documents or necessary to make the statements not misleading. The Registrant provides the following undertaking:

“Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to Trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 31. Business and Other Connections of Investment Adviser.

Any other business, profession, vocation or employment of a substantial nature in which each director or principal officer of each investment adviser is, or has been, at any time during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee are as follows:

SSGA FM serves as the investment adviser for each series of the Trust. SSGA FM is a wholly-owned subsidiary of State Street Global Advisors, Inc. (“SSGA”), which is itself a wholly-owned subsidiary of State Street Corporation. SSGA FM and other advisory affiliates of State Street Corporation make up SSGA, the investment management arm of State Street Corporation. The principal address of SSGA FM is One Iron Street, Boston, Massachusetts 02210. SSGA FM is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

Below is a list of the directors and principal executive officers of SSGA FM and their principal occupation. Unless otherwise noted, the address of each person listed is One Iron Street, Boston, Massachusetts 02210.

Name	Principal Occupations

Ellen Needham	Chairman, Director and President of SSGA FM; Senior Vice President/Senior Managing Director of SSGA

Barry F.X. Smith	Director of SSGA FM; Senior Vice President/Senior Managing Director of SSGA

Lori Heinel	Director of SSGA FM; Executive Vice President of SSGA

Steven Lipiner	Director of SSGA FM; Senior Vice President/Senior Managing Director and Chief Financial Officer of SSGA

Bo Trevino	Treasurer of SSGA FM; Vice President of SSGA

Sean O’Malley, Esq.	Chief Legal Officer of SSGA FM; Senior Vice President/Senior Managing Director and Deputy General Counsel of SSGA

Ann Carpenter	Chief Operating Officer of SSGA FM; Managing Director of SSGA

Timothy Corbett	Chief Risk Officer of SSGA FM; Senior Vice President/Senior Managing Director of SSGA

David Urman, Esq.	Clerk of SSGA FM; Vice President and Senior Counsel of SSGA

Item 32. Principal Underwriters

(a)

SSGA FD, One Iron Street, Boston, Massachusetts 02210, serves as the Trust’s principal underwriter and also serves as the principal underwriter for the following investment companies: State Street Institutional Funds, State Street Variable Insurance Series Funds, Inc., SPDR Series Trust, SPDR Index Shares Funds, SSGA Active Trust, Elfun Tax-Exempt Income Fund, Elfun Income Fund, Elfun International Equity Fund, Elfun Government Money Market Fund, Elfun Trusts, Elfun Diversified Fund and State Street Institutional Investment Trust.

(b)	To the best of the Registrant’s knowledge, the managers and executive officers of SSGA FD are as follows:

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITION AND OFFICES WITH UNDERWRITER	POSITION AND OFFICES WITH THE TRUST

Barry F. X. Smith	President, Chairman and Manager	None

Timothy Corbett	Manager	None

Steven Lipiner	Manager	None

Ellen Needham	Manager	President and Trustee

Christine Stokes	Manager	None

John Tucker	Manager	None

M. Patrick Donovan	Chief Compliance Officer and Anti-Money Laundering Officer	None

David Maxham	Chief Financial Officer	None

*	The principal business address for each of the above managers and executive officers is One Iron Street, Boston, Massachusetts 02210.

(c)	Not applicable.

Item 33. Location of Accounts and Records

The Registrant’s Sub-Administrator, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111, will maintain the physical possession of the books and records required by subsection (b)(4) of Rule 31a-1 under the 1940 Act. All other accounts, books and documents required by Rule 31a-1 are maintained in the physical possession of the Registrant’s (i) investment adviser, SSGA FM, One Iron Street, Boston, Massachusetts 02210 or (ii) transfer agent, DST Asset Manager Solutions, Inc. SSGA Funds, 430 W. 7th Street Suite 219737, Kansas City, Missouri 64105-1407; or (iii) Custodian, State Street Bank and Trust Company, One Lincoln Street, Boston, Massachusetts 02111.

Item 34. Management Services

Not applicable.

Item 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant, SSGA Funds (the “Trust”) certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 163 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and Commonwealth of Massachusetts on the 20th day of December, 2021.

SSGA FUNDS

By:	/s/ Ellen M. Needham
Ellen M. Needham
President

Pursuant to the requirements of the 1933 Act, this Registration Statement for the Trust has been signed below by the following persons in the capacities as indicated on the 20th day of December, 2021:

Signature	Signature

/s/ Michael F. Holland*	/s/ Donna M. Rapaccioli*
Michael F. Holland, Trustee	Donna M. Rapaccioli, Trustee

/s/ Patrick J. Riley*	/s/ Richard D. Shirk*
Patrick J. Riley, Trustee	Richard D. Shirk, Trustee

/s/ Michael A. Jessee*	/s/ Bruce D. Taber*
Michael A. Jessee, Trustee	Bruce D. Taber, Trustee

/s/ Bruce S. Rosenberg	/s/ John R. Costantino*
Bruce S. Rosenberg, Treasurer and Principal Financial Officer	John R. Costantino, Trustee

/s/ Ellen M. Needham
Ellen M. Needham, President (Principal Executive Officer) and Trustee

* By:	/s/ David Barr
David Barr Attorney-in-Fact Pursuant to Powers of Attorney

Exhibit Index

Exhibit No.	Description
(d)(2)	Notice to the Amended and Restated Investment Advisory Agreement between SSGA FM and the Trust

(d)(3)	Advisory Fee Waiver and Reimbursement Letter for Calendar Year Ending December 31, 2022

(e)(9)	Notice to the Second Amended and Restated Distribution Agreement between SSGA FD and the Trust

(g)(3)	Notice to the Amended and Restated Custodian Agreement between State Street Bank and Trust Company and the Trust

(h)(10)	Amendment to the Transfer Agency and Services Agreement between DST Asset Manager Solutions, Inc. (f/k/a Boston Financial Data Services, Inc.), State Street Institutional Investment Trust and the Trust

(h)(14)	Notice to the Master Sub-Administration Agreement between State Street Bank and Trust Company and the Trust

(h)(16)	Notice to the Administration Agreement between SSGA FM and the Trust

(j)	Consent of Independent Registered Public Accountant- Ernst &Young LLP

(p)(3)	Code of Ethics Relating to the Independent Board Members

(p)(4)	Joint Code of Ethics